UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2737

Fidelity Summer Street Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2015

Item 1. Reports to Stockholders

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments April 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

Fidelity®

Capital & Income

Fund

Annual Report

April 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Capital & Income Fund	7.17%	8.58%	9.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Capital & Income Fund on April 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. high-yield bonds lagged the rest of the bond market for the 12 months ending April 30, 2015, cooling off following a strong multiyear run. The BofA Merrill LynchSM US High Yield Constrained Index rose 2.58%, held back by a weak energy sector and the specter of higher policy interest rates. In comparison, the Barclays® U.S. Aggregate Bond Index, which tracks the broad investment-grade bond market, returned 4.46%. High-yield investments, which offer potentially higher returns - as well as higher risk - than most bonds, began losing momentum in July. Investors fled the sector at a record pace amid slowing global economic growth, comments by U.S. Federal Reserve Chair Janet Yellen about potentially stretched valuations, and plunging oil prices due to lukewarm demand and a surge in U.S. production. Smaller energy companies that had tapped the high-yield market to finance shale oil-and-gas projects were especially hit hard. The index continued to trend lower throughout the rest of 2014, then rebounded early in 2015, as oil prices stabilized and investors increased their risk appetites. High-yield posted a slightly negative return again in March amid uncertainty about the timing of potential rate hikes, but made up for that and then some in April, as mixed U.S. economic data led to expectations that the Fed may hold off a bit longer on tightening rates.

Comments from Portfolio Manager Mark Notkin: For the year, the fund handily outdistanced the BofA Merrill Lynch index, driven both by investments in equities and by solid outperformance from high yield. (For specific fund results, please see the Performance section of this report.) Versus the benchmark, the fund was helped most by a sizable stake in shares of Skyworks Solutions, a semiconductor company that primarily serves the smartphone market. The company, among our largest holdings, executed well on management's plan, gained market share and delivered robust earnings. We also benefited from a sizable stake in TXU, a subsidiary of Energy Future Holdings, a large power firm based in Texas that filed for bankruptcy. Our investments in TXU are solely in the firm's electric utility - a regulated entity, thus fairly predictable and steady. Elsewhere, bonds issued by auto-finance firm Ally Financial performed well amid robust demand for car loans. In addition to executing well, the company maintained strong capital ratios and solid underwriting standards as Ally continued to grind its way toward a possible investment-grade rating down the road. Conversely, we were hurt most by a stake in chemicals company Momentive Performance, in which we held first-lien bonds that were subject to an unfavorable, and unusual, bankruptcy settlement.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2014 to April 30, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period* November 1, 2014 to April 30, 2015
Actual	.73%	$ 1,000.00	$ 1,037.10	$ 3.69
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 3.66

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of April 30, 2015
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
T-Mobile U.S.A., Inc.	2.6	2.3
Digicel Group Ltd.	2.4	2.6
International Lease Finance Corp.	2.4	2.5
Energy Future Holdings Corp.	2.0	2.1
Numericable Group SA	1.8	1.4
	11.2
Top Five Market Sectors as of April 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	12.7	11.2
Energy	8.5	9.6
Diversified Financial Services	8.4	7.9
Technology	8.4	6.8
Banks & Thrifts	7.7	7.8
Quality Diversification (% of fund's net assets)
As of April 30, 2015	As of October 31, 2014
AAA,AA,A 0.4%	AAA,AA,A 0.4%
BBB 3.7%	BBB 2.5%
BB 30.0%	BB 29.5%
B 27.0%	B 27.0%
CCC,CC,C 8.5%	CCC,CC,C 9.9%
D 0.0%	D 0.1%
Not Rated 4.8%	Not Rated 5.5%
Equities 20.2%	Equities 19.1%
Short-Term Investments and Net Other Assets 5.4%	Short-Term Investments and Net Other Assets 6.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of April 30, 2015 *		As of October 31, 2014 **
	Nonconvertible Bonds 65.4%		Nonconvertible Bonds 65.8%
	Convertible Bonds, Preferred Stocks 0.7%		Convertible Bonds, Preferred Stocks 1.4%
	Common Stocks 19.5%		Common Stocks 17.7%
	Bank Loan Obligations 3.6%		Bank Loan Obligations 4.4%
	Other Investments 5.4%		Other Investments 4.7%
	Short-Term Investments and Net Other Assets (Liabilities) 5.4%		Short-Term Investments and Net Other Assets (Liabilities) 6.0%
* Foreign investments	19.1%	** Foreign investments	17.3%

Annual Report

Investments April 30, 2015

Showing Percentage of Net Assets

Corporate Bonds - 65.4%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.0%
Automotive & Auto Parts - 0.0%
Exide Technologies 7% 4/30/25 pay-in-kind	$ 2,251	$ 1,880
Nonconvertible Bonds - 65.4%
Aerospace - 0.5%
Alion Science & Technology Corp. 15.25% 2/18/20 pay-in-kind	2,915	2,344
Bombardier, Inc. 6.125% 1/15/23 (g)	4,325	4,133
GenCorp, Inc. 7.125% 3/15/21	2,610	2,799
Huntington Ingalls Industries, Inc. 5% 12/15/21 (g)	6,655	6,880
KLX, Inc. 5.875% 12/1/22 (g)	27,955	28,165
Triumph Group, Inc. 4.875% 4/1/21	9,715	9,618
		53,939
Air Transportation - 1.5%
Air Canada:
5.375% 11/15/22 (g)	3,180	3,363
7.75% 4/15/21 (g)	9,805	10,540
Allegiant Travel Co. 5.5% 7/15/19	3,350	3,471
Aviation Capital Group Corp. 4.625% 1/31/18 (g)	6,886	7,212
Continental Airlines, Inc.:
pass-thru trust certificates 6.903% 4/19/22	2,632	2,809
6.125% 4/29/18	3,325	3,525
7.25% 11/10/19	10,840	12,602
Delta Air Lines, Inc. pass-thru trust certificates:
6.821% 8/10/22	25,455	30,004
8.021% 8/10/22	9,810	11,453
Hawaiian Airlines pass-thru certificates Series 2013-1 Class B, 4.95% 1/15/22	4,792	4,708
Northwest Airlines, Inc. pass-thru trust certificates:
7.027% 11/1/19	6,780	7,797
8.028% 11/1/17	1,783	2,001
U.S. Airways Group, Inc. 6.125% 6/1/18	14,805	15,573
U.S. Airways pass-thru certificates:
Series 2011-1 Class A, 7.125% 4/22/25	10,943	12,968
Series 2012-2 Class B, 6.75% 12/3/22	3,331	3,631
Series 2013-1 Class B, 5.375% 5/15/23	4,565	4,782
United Air Lines, Inc. pass-thru trust certificates 9.75% 1/15/17	11,037	12,113
United Continental Holdings, Inc. 6.375% 6/1/18	1,935	2,056
XPO Logistics, Inc. 7.875% 9/1/19 (g)	13,655	14,508
		165,116
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Automotive - 0.2%
Affinia Group, Inc. 7.75% 5/1/21	$ 2,035	$ 2,116
International Automotive Components Group SA 9.125% 6/1/18 (g)	14,445	14,878
		16,994
Automotive & Auto Parts - 1.5%
Chassix Holdings, Inc. 10% 12/15/18 pay-in-kind (d)(g)(i)	4,921	320
Chassix, Inc.:
9.25% 8/1/18 (d)(g)	16,965	14,166
9.25% 8/1/18 (d)	100	84
Chrysler Group LLC/CG Co-Issuer, Inc.:
8% 6/15/19	18,680	19,568
8.25% 6/15/21	18,680	20,618
Dana Holding Corp.:
5.375% 9/15/21	7,475	7,774
6% 9/15/23	7,475	7,942
6.75% 2/15/21	3,618	3,822
Delphi Corp. 5% 2/15/23	17,854	19,238
Exide Technologies 11% 4/30/20	2,162	1,806
General Motors Financial Co., Inc. 4.25% 5/15/23	5,620	5,801
Jaguar Land Rover PLC 4.25% 11/15/19 (g)	10,960	11,250
Lear Corp. 4.75% 1/15/23	12,337	12,522
LKQ Corp. 4.75% 5/15/23	2,190	2,157
Schaeffler Finance BV 4.75% 5/15/21 (g)	9,740	9,959
Schaeffler Holding Finance BV:
6.25% 11/15/19 pay-in-kind (g)(i)	7,240	7,711
6.75% 11/15/22 pay-in-kind (g)(i)	9,620	10,522
Tenneco, Inc. 6.875% 12/15/20	15,510	16,441
		171,701
Banks & Thrifts - 3.4%
Ally Financial, Inc.:
4.125% 2/13/22	22,220	21,776
5.125% 9/30/24	33,790	35,057
7.5% 9/15/20	38,264	44,822
8% 3/15/20	26,997	31,991
General Motors Acceptance Corp. 8% 11/1/31	49,685	65,181
GMAC LLC 8% 11/1/31	146,276	183,576
		382,403
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Broadcasting - 0.7%
AMC Networks, Inc. 4.75% 12/15/22	$ 5,930	$ 6,041
Clear Channel Communications, Inc. 14% 2/1/21 pay-in-kind (i)	11,553	9,215
Sinclair Television Group, Inc. 5.375% 4/1/21	9,805	9,930
Sirius XM Radio, Inc.:
4.25% 5/15/20 (g)	12,765	12,701
4.625% 5/15/23 (g)	4,925	4,777
5.25% 8/15/22 (g)	15,410	16,296
5.375% 4/15/25 (g)	12,000	12,060
Starz LLC/Starz Finance Corp. 5% 9/15/19	8,945	9,169
		80,189
Building Materials - 0.0%
American Builders & Contractors Supply Co., Inc. 5.625% 4/15/21 (g)	3,005	3,095
Cable/Satellite TV - 2.3%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	30,665	30,311
5.125% 5/1/23 (g)	14,050	13,910
5.25% 3/15/21	19,210	19,402
5.25% 9/30/22	15,055	15,044
5.375% 5/1/25 (g)	14,050	13,804
5.75% 9/1/23	9,495	9,590
5.75% 1/15/24	11,275	11,416
6.625% 1/31/22	27,120	28,883
7.375% 6/1/20	12,500	13,313
DISH DBS Corp.:
5% 3/15/23	23,450	22,219
5.125% 5/1/20	1,000	1,011
5.875% 7/15/22	40,185	40,486
Lynx I Corp. 5.375% 4/15/21 (g)	5,639	5,920
Lynx II Corp. 6.375% 4/15/23 (g)	3,545	3,731
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (g)	6,335	6,786
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.5% 1/15/23 (g)	10,690	11,184
Virgin Media Finance PLC 4.875% 2/15/22	10,880	10,336
Wave Holdco LLC/Wave Holdco Corp. 8.25% 7/15/19 pay-in-kind (g)(i)	2,525	2,566
		259,912
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Capital Goods - 0.1%
AECOM Technology Corp.:
5.75% 10/15/22 (g)	$ 5,745	$ 5,946
5.875% 10/15/24 (g)	4,925	5,102
		11,048
Chemicals - 2.2%
Chemtura Corp. 5.75% 7/15/21	5,030	5,200
Hexion U.S. Finance Corp. 6.625% 4/15/20	11,375	10,636
LSB Industries, Inc. 7.75% 8/1/19	3,620	3,855
Momentive Performance Materials, Inc.:
3.88% 10/24/21	85,120	76,182
4.69% 4/24/22	28,622	24,186
Nufarm Australia Ltd. 6.375% 10/15/19 (g)	4,160	4,243
PetroLogistics LP/PetroLogistics Finance Corp. 6.25% 4/1/20	6,705	7,208
Platform Specialty Products Corp. 6.5% 2/1/22 (g)	8,280	8,653
PolyOne Corp.:
5.25% 3/15/23	6,005	6,260
7.375% 9/15/20	4,506	4,743
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp. 6.5% 4/15/21 (g)	4,240	4,219
Rockwood Specialties Group, Inc. 4.625% 10/15/20	9,525	9,930
TPC Group, Inc. 8.75% 12/15/20 (g)	14,165	13,528
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.75% 2/1/19	17,424	18,404
U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV 7.375% 5/1/21 (g)	4,750	5,154
W.R. Grace & Co. - Conn:
5.125% 10/1/21 (g)	33,275	34,689
5.625% 10/1/24 (g)	7,315	7,864
		244,954
Consumer Products - 0.5%
Elizabeth Arden, Inc. 7.375% 3/15/21	4,027	3,524
First Quality Finance Co., Inc. 4.625% 5/15/21 (g)	2,500	2,350
Prestige Brands, Inc. 8.125% 2/1/20	1,650	1,774
Revlon Consumer Products Corp. 5.75% 2/15/21	37,745	37,745
Spectrum Brands Holdings, Inc.:
6.375% 11/15/20	2,820	2,989
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Consumer Products - continued
Spectrum Brands Holdings, Inc.: - continued
6.625% 11/15/22	$ 3,335	$ 3,568
Tempur Sealy International, Inc. 6.875% 12/15/20	3,880	4,132
		56,082
Containers - 1.7%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (g)(i)	31,107	32,200
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
6% 6/30/21 (g)	7,260	7,369
6.25% 1/31/19 (g)	12,530	12,781
6.75% 1/31/21 (g)	12,465	12,932
7% 11/15/20 (g)	1,029	1,052
Beverage Packaging Holdings II SA (Luxembourg):
5.625% 12/15/16 (g)	12,250	12,403
6% 6/15/17 (g)	6,255	6,333
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (g)	4,335	3,771
Crown Cork & Seal, Inc.:
7.375% 12/15/26	4,845	5,572
7.5% 12/15/96	12,871	12,485
Graphic Packaging International, Inc. 4.75% 4/15/21	3,080	3,203
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20	26,515	27,708
6.875% 2/15/21	15,185	15,954
8.25% 2/15/21	18,196	19,367
9.875% 8/15/19	2,725	2,904
Sealed Air Corp. 5.25% 4/1/23 (g)	5,010	5,235
Tekni-Plex, Inc. 9.75% 6/1/19 (g)	5,594	6,000
		187,269
Diversified Financial Services - 6.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.5% 5/15/21 (g)	20,650	21,734
Aircastle Ltd.:
4.625% 12/15/18	7,795	8,146
5.5% 2/15/22	10,600	11,316
7.625% 4/15/20	7,830	9,122
CIT Group, Inc.:
5% 8/15/22	17,330	17,850
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Diversified Financial Services - continued
CIT Group, Inc.: - continued
5.375% 5/15/20	$ 21,665	$ 22,938
5.5% 2/15/19 (g)	30,275	31,675
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	17,515	17,846
5.875% 2/1/22	73,165	75,627
6% 8/1/20	60,435	63,544
International Lease Finance Corp.:
4.625% 4/15/21	4,735	4,995
5.875% 4/1/19	60,890	66,218
5.875% 8/15/22	20,190	22,764
6.25% 5/15/19	47,055	51,996
7.125% 9/1/18 (g)	15,093	17,093
8.25% 12/15/20	45,847	56,163
8.625% 1/15/22	46,340	59,199
MSCI, Inc. 5.25% 11/15/24 (g)	6,725	6,994
Navient Corp.:
5% 10/26/20	7,625	7,434
5.875% 10/25/24	16,465	15,559
SLM Corp.:
5.5% 1/25/23	64,245	61,836
7.25% 1/25/22	27,665	29,325
8% 3/25/20	15,115	16,853
		696,227
Diversified Media - 0.8%
Liberty Media Corp.:
8.25% 2/1/30	25,528	28,272
8.5% 7/15/29	16,125	18,060
MDC Partners, Inc. 6.75% 4/1/20 (g)	11,395	11,566
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (g)	6,170	6,204
Quebecor Media, Inc. 5.75% 1/15/23	15,820	16,334
WMG Acquisition Corp.:
5.625% 4/15/22 (g)	2,410	2,440
6.75% 4/15/22 (g)	9,650	9,143
		92,019
Energy - 7.5%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 3/15/24	6,625	6,791
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
American Energy-Permian Basin LLC/ AEPB Finance Corp.:
7.125% 11/1/20 (g)	$ 14,640	$ 10,760
7.375% 11/1/21 (g)	5,200	3,835
Antero Resources Corp. 5.625% 6/1/23 (g)	10,200	10,417
Basic Energy Services, Inc. 7.75% 10/15/22	7,490	6,067
Carrizo Oil & Gas, Inc.:
6.25% 4/15/23	7,400	7,530
7.5% 9/15/20	19,770	20,804
Chaparral Energy, Inc. 9.875% 10/1/20	4,495	3,854
Citgo Holding, Inc. 10.75% 2/15/20 (g)	16,670	17,612
Citgo Petroleum Corp. 6.25% 8/15/22 (g)	16,530	16,158
Compressco Partners LP/Compressco Finance, Inc. 7.25% 8/15/22 (g)	8,120	7,389
Concho Resources, Inc.:
5.5% 4/1/23	27,015	27,386
6.5% 1/15/22	16,925	17,814
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.125% 3/1/22	18,692	19,299
6.25% 4/1/23 (g)	9,260	9,677
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	20,970	21,180
Drill Rigs Holdings, Inc. 6.5% 10/1/17 (g)	5,050	4,356
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp. 8.375% 6/1/19	14,075	12,808
Edgen Murray Corp. 8.75% 11/1/20 (g)	7,898	8,589
Endeavor Energy Resources LP/EER Finance, Inc.:
7% 8/15/21 (g)	11,080	11,052
8.125% 9/15/23 (g)	10,235	10,619
Energy Partners Ltd. 8.25% 2/15/18	27,773	21,732
Energy XXI Gulf Coast, Inc. 11% 3/15/20 (g)	14,290	13,647
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19	9,210	8,855
Everest Acquisition LLC/Everest Acquisition Finance, Inc. 9.375% 5/1/20	4,365	4,671
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22	8,075	7,873
Forbes Energy Services Ltd. 9% 6/15/19	10,305	7,471
Forum Energy Technologies, Inc. 6.25% 10/1/21	13,870	13,107
Genesis Energy LP/Genesis Energy Finance Corp. 5.75% 2/15/21	4,655	4,620
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Goodrich Petroleum Corp. 8.875% 3/15/19	$ 9,323	$ 5,034
Gulfmark Offshore, Inc. 6.375% 3/15/22	360	284
Hiland Partners LP/Finance Corp. 7.25% 10/1/20 (g)	7,700	8,355
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (g)	9,920	9,622
7.625% 4/15/21 (g)	10,609	11,086
Hornbeck Offshore Services, Inc.:
5% 3/1/21	640	533
5.875% 4/1/20	5,623	5,089
Jupiter Resources, Inc. 8.5% 10/1/22 (g)	17,310	14,627
Kinder Morgan, Inc. 5.625% 11/15/23 (g)	6,980	7,697
Laredo Petroleum, Inc. 7.375% 5/1/22 (Reg. S)	12,325	13,188
Markwest Energy Partners LP/Markwest Energy Finance Corp.:
4.875% 12/1/24	16,745	17,321
5.5% 2/15/23	7,055	7,355
6.25% 6/15/22	5,510	5,827
Newfield Exploration Co.:
5.375% 1/1/26	13,990	14,550
5.625% 7/1/24	10,950	11,607
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	4,500	4,680
Offshore Group Investment Ltd.:
7.125% 4/1/23	12,215	7,818
7.5% 11/1/19	5,135	3,389
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20	19,835	21,025
PetroBakken Energy Ltd. 8.625% 2/1/20 (g)	25,205	19,408
Precision Drilling Corp.:
5.25% 11/15/24	11,215	9,701
6.5% 12/15/21	2,505	2,436
QEP Resources, Inc. 5.25% 5/1/23	12,370	12,401
Range Resources Corp. 5% 3/15/23	18,145	18,417
Rice Energy, Inc.:
6.25% 5/1/22	11,130	11,186
7.25% 5/1/23 (g)	8,678	9,025
Rosetta Resources, Inc. 5.625% 5/1/21	9,115	9,126
RSP Permian, Inc. 6.625% 10/1/22 (g)	4,715	4,894
Sabine Pass Liquefaction LLC 5.625% 3/1/25 (g)	22,700	22,826
SemGroup Corp. 7.5% 6/15/21	8,325	8,741
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Southern Natural Gas Co.:
7.35% 2/15/31	$ 23,497	$ 27,250
8% 3/1/32	12,475	15,273
Southern Star Central Corp. 5.125% 7/15/22 (g)	6,750	7,020
Star Gas Partners LP/Star Gas Finance Co. 8.875% 12/1/17	6,004	6,274
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.375% 8/1/21	7,058	7,587
Summit Midstream Holdings LLC 7.5% 7/1/21	4,145	4,311
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.375% 2/1/20 (g)	4,265	4,382
Sunoco LP / Sunoco Finance Corp. 6.375% 4/1/23 (g)	7,815	8,128
Teine Energy Ltd. 6.875% 9/30/22 (g)	11,950	11,860
Tennessee Gas Pipeline Co. 7.625% 4/1/37	5,445	6,699
TerraForm Power Operating LLC 5.875% 2/1/23 (g)	6,675	6,959
Tesoro Corp. 5.375% 10/1/22	6,925	7,237
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19 (g)	6,220	6,578
5.875% 10/1/20	1,624	1,689
6.125% 10/15/21	5,880	6,159
6.25% 10/15/22 (g)	6,650	7,057
Trinidad Drilling Ltd. 7.875% 1/15/19 (g)	4,031	3,930
Unit Corp. 6.625% 5/15/21	2,202	2,114
W&T Offshore, Inc. 8.5% 6/15/19	9,920	7,093
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23 (g)	4,645	4,831
Western Refining, Inc. 6.25% 4/1/21	18,135	18,316
Whiting Petroleum Corp.:
5% 3/15/19	7,735	7,716
5.75% 3/15/21	7,735	7,846
WPX Energy, Inc. 6% 1/15/22	16,060	15,745
		835,275
Entertainment/Film - 0.2%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22	2,380	2,463
5.625% 2/15/24	2,570	2,676
Cinemark U.S.A., Inc.:
4.875% 6/1/23	9,870	9,981
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Entertainment/Film - continued
Cinemark U.S.A., Inc.: - continued
5.125% 12/15/22	$ 2,845	$ 2,941
DreamWorks Animation SKG, Inc. 6.875% 8/15/20 (g)	4,865	4,865
		22,926
Environmental - 0.3%
Clean Harbors, Inc.:
5.125% 6/1/21	5,880	5,998
5.25% 8/1/20	7,105	7,318
Covanta Holding Corp.:
5.875% 3/1/24	7,775	8,008
7.25% 12/1/20	12,151	12,880
		34,204
Food & Drug Retail - 0.9%
BI-LO LLC/BI-LO Finance Corp.:
8.625% 9/15/18 pay-in-kind (g)(i)	11,120	9,925
9.25% 2/15/19 (g)	12,717	13,019
Pinnacle Merger Sub, Inc. 9.5% 10/1/23 (g)	13,094	14,780
Rite Aid Corp.:
6.125% 4/1/23 (g)	22,415	23,228
6.75% 6/15/21	25,550	27,051
9.25% 3/15/20	7,595	8,392
		96,395
Food/Beverage/Tobacco - 1.7%
B&G Foods, Inc. 4.625% 6/1/21	10,575	10,601
Barry Callebaut Services NV 5.5% 6/15/23 (g)	12,055	12,869
Constellation Brands, Inc.:
3.875% 11/15/19	8,455	8,751
4.75% 11/15/24	10,985	11,644
ESAL GmbH 6.25% 2/5/23 (g)	20,045	19,839
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (g)	11,155	11,727
H.J. Heinz Co. 4.25% 10/15/20	19,605	20,095
Hearthside Group Holdings LLC/Hearthside Finance, Inc. 6.5% 5/1/22 (g)	3,220	3,220
JBS Investments GmbH 7.25% 4/3/24 (g)	27,545	28,509
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.875% 7/15/24 (g)	6,030	6,151
7.25% 6/1/21 (g)	7,350	7,754
8.25% 2/1/20 (g)	7,110	7,554
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Food/Beverage/Tobacco - continued
Pilgrim's Pride Corp. 5.75% 3/15/25 (g)	$ 16,785	$ 17,205
Post Holdings, Inc.:
6% 12/15/22 (g)	6,040	5,889
7.375% 2/15/22	5,200	5,395
Shearers Foods LLC/Chip Finance Corp. 9% 11/1/19 (g)	2,915	3,177
TreeHouse Foods, Inc. 4.875% 3/15/22	4,150	4,275
		184,655
Gaming - 1.3%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22 (g)	58,995	46,901
GLP Capital LP/GLP Financing II, Inc.:
4.375% 11/1/18	4,125	4,269
4.875% 11/1/20	10,795	10,984
5.375% 11/1/23	8,565	8,908
Graton Economic Development Authority 9.625% 9/1/19 (g)	21,760	23,746
MCE Finance Ltd. 5% 2/15/21 (g)	22,124	21,018
Mohegan Tribal Gaming Authority 11% 9/15/18 pay-in-kind (g)(i)	7,221	7,203
MTR Gaming Group, Inc. 11.5% 8/1/19 pay-in-kind	8,716	9,391
Scientific Games Corp. 10% 12/1/22 (g)	11,010	10,212
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 3/31/15 (d)(g)	1,991	0
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 4.25% 5/30/23 (g)	5,385	5,089
		147,721
Healthcare - 4.0%
AmSurg Corp. 5.625% 7/15/22	10,945	11,111
Concordia Healthcare Corp. 7% 4/15/23 (g)	5,415	5,496
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21	1,805	1,859
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6% 2/1/25 (g)	15,205	15,595
HCA Holdings, Inc.:
4.75% 5/1/23	12,395	13,015
5.875% 5/1/23	33,560	36,287
7.5% 2/15/22	10,725	12,548
HealthSouth Corp.:
5.125% 3/15/23	6,440	6,633
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Healthcare - continued
HealthSouth Corp.: - continued
5.75% 11/1/24	$ 14,760	$ 15,572
InVentiv Health, Inc. 11% 8/15/18 (e)(g)	2,237	2,142
Jaguar Holding Co. I 9.375% 10/15/17 pay-in-kind (g)(i)	11,285	11,539
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (g)(i)	5,955	6,015
Kindred Escrow Corp. II:
8% 1/15/20 (g)	11,035	11,905
8.75% 1/15/23 (g)	8,275	9,206
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% 4/15/20 (g)	5,265	5,351
5.5% 4/15/25 (g)	4,390	4,478
MPH Acquisition Holdings LLC 6.625% 4/1/22 (g)	5,205	5,465
MPT Operating Partnership LP/MPT Finance Corp.:
6.375% 2/15/22	9,445	10,201
6.875% 5/1/21	21,720	23,349
Omega Healthcare Investors, Inc. 6.75% 10/15/22	10,615	11,127
Opal Acquisition, Inc. 8.875% 12/15/21 (g)	10,420	10,550
Polymer Group, Inc.:
6.875% 6/1/19 (g)	4,515	4,289
7.75% 2/1/19	3,667	3,786
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	6,230	6,573
5.5% 2/1/21	5,430	5,769
Tenet Healthcare Corp. 6.875% 11/15/31	23,140	21,636
Truven Health Analytics, Inc. 10.625% 6/1/20	9,085	9,562
Valeant Pharmaceuticals International:
5.625% 12/1/21 (g)	12,920	13,275
6.75% 8/15/21 (g)	4,419	4,629
7.5% 7/15/21 (g)	11,350	12,315
VPI Escrow Corp. 6.375% 10/15/20 (g)	18,380	19,368
VRX Escrow Corp.:
5.375% 3/15/20 (g)	19,585	20,087
5.875% 5/15/23 (g)	53,200	54,597
6.125% 4/15/25 (g)	37,755	38,958
		444,288
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Homebuilders/Real Estate - 2.2%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (g)	$ 6,475	$ 6,702
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (g)	5,010	5,248
CBRE Group, Inc. 5% 3/15/23	35,255	36,665
Communications Sales & Leasing, Inc.:
6% 4/15/23 (g)	4,905	4,925
8.25% 10/15/23 (g)	11,045	11,335
D.R. Horton, Inc.:
4.375% 9/15/22	11,400	11,514
4.75% 2/15/23	9,110	9,338
5.75% 8/15/23	4,935	5,354
Howard Hughes Corp. 6.875% 10/1/21 (g)	24,190	25,520
Lennar Corp. 4.5% 11/15/19	8,255	8,503
Realogy Corp. 9% 1/15/20 (g)	8,005	8,725
Shea Homes Ltd. Partnershp/Corp.:
5.875% 4/1/23 (g)	3,545	3,642
6.125% 4/1/25 (g)	3,545	3,634
Standard Pacific Corp.:
8.375% 5/15/18	5,670	6,513
8.375% 1/15/21	10,900	12,753
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (g)	14,750	14,787
7.75% 4/15/20 (g)	5,715	6,047
5.875% 4/15/23 (g)	8,405	8,573
Toll Brothers Finance Corp.:
4.375% 4/15/23	24,055	24,596
5.625% 1/15/24	3,075	3,344
5.875% 2/15/22	1,030	1,133
Weyerhaeuser Real Estate Co.:
4.375% 6/15/19 (g)	6,675	6,575
5.875% 6/15/24 (g)	16,130	15,908
William Lyon Homes, Inc. 8.5% 11/15/20	4,975	5,398
		246,732
Hotels - 0.3%
Choice Hotels International, Inc. 5.75% 7/1/22	3,035	3,323
FelCor Lodging LP 5.625% 3/1/23	8,085	8,408
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Hotels - continued
Playa Resorts Holding BV 8% 8/15/20 (g)	$ 11,880	$ 12,355
RHP Hotel Properties LP/RHP Finance Corp. 5% 4/15/21	8,675	8,816
		32,902
Insurance - 0.2%
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (g)	22,620	23,299
Leisure - 0.2%
24 Hour Holdings III LLC 8% 6/1/22 (g)	4,530	4,009
Palace Entertainment Holdings LLC/Corp. 8.875% 4/15/17 (g)	3,048	3,078
Six Flags Entertainment Corp. 5.25% 1/15/21 (g)	14,515	14,987
		22,074
Metals/Mining - 1.3%
Aleris International, Inc. 6% 6/1/20 (g)	151	151
CONSOL Energy, Inc.:
5.875% 4/15/22	5,620	5,156
8% 4/1/23 (g)	28,045	28,431
First Quantum Minerals Ltd.:
6.75% 2/15/20 (g)	7,740	7,198
7% 2/15/21 (g)	8,557	7,979
7.25% 5/15/22 (g)	10,370	9,670
Mirabela Nickel Ltd. 1% 4/15/44 (g)	40	0
Murray Energy Corp. 11.25% 4/15/21 (g)	33,905	34,498
New Gold, Inc. 7% 4/15/20 (g)	3,050	3,180
Peabody Energy Corp. 10% 3/15/22 (g)	22,385	18,915
Prince Mineral Holding Corp. 11.5% 12/15/19 (g)	3,255	3,129
Rain CII Carbon LLC/CII Carbon Corp.:
8% 12/1/18 (g)	8,460	7,868
8.25% 1/15/21 (g)	4,470	4,135
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.375% 2/1/20 (g)	5,855	6,016
Walter Energy, Inc. 9.5% 10/15/19 (g)	6,735	4,294
		140,620
Paper - 0.2%
Boise Cascade Co. 6.375% 11/1/20	2,860	3,010
Mercer International, Inc.:
7% 12/1/19	7,655	8,122
7.75% 12/1/22	13,755	14,683
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Paper - continued
NewPage Corp.:
0% 5/1/12 (d)(i)	$ 6,337	$ 0
11.375% 12/31/14 (d)	12,582	0
		25,815
Publishing/Printing - 1.0%
Cenveo Corp. 6% 8/1/19 (g)	6,545	6,087
Gannett Co., Inc.:
4.875% 9/15/21 (g)	8,440	8,672
5.5% 9/15/24 (g)	8,440	8,778
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21	29,430	32,594
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (g)(i)	23,575	24,164
R.R. Donnelley & Sons Co.:
6% 4/1/24	4,890	5,073
7% 2/15/22	7,600	8,408
7.875% 3/15/21	9,735	11,171
		104,947
Restaurants - 0.0%
Landry's Acquisition Co. 9.375% 5/1/20 (g)	1,820	1,947
Services - 1.7%
Ahern Rentals, Inc. 9.5% 6/15/18 (g)	2,400	2,590
Anna Merger Sub, Inc. 7.75% 10/1/22 (g)	16,255	16,621
APX Group, Inc.:
6.375% 12/1/19	10,095	10,070
8.75% 12/1/20	13,165	12,145
Ashtead Capital, Inc. 5.625% 10/1/24 (g)	11,275	11,853
Audatex North America, Inc.:
6% 6/15/21 (g)	19,605	20,248
6.125% 11/1/23 (g)	2,995	3,122
Bakercorp International, Inc. 8.25% 6/1/19	2,295	2,002
Bankrate, Inc. 6.125% 8/15/18 (g)	1,200	1,181
CBRE Group, Inc. 5.25% 3/15/25	13,020	14,094
Garda World Security Corp. 7.25% 11/15/21 (g)	4,645	4,622
Iron Mountain, Inc. 5.75% 8/15/24	7,925	8,203
Laureate Education, Inc. 10% 9/1/19 (g)	61,085	59,558
NES Rentals Holdings, Inc. 7.875% 5/1/18 (g)	3,020	3,096
TMS International Corp. 7.625% 10/15/21 (g)	2,170	2,170
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Services - continued
TransUnion Holding Co., Inc. 9.625% 6/15/18 pay-in-kind (i)	$ 3,370	$ 3,395
United Rentals North America, Inc.:
4.625% 7/15/23	9,820	9,955
5.5% 7/15/25	7,840	7,942
		192,867
Steel - 0.8%
Cliffs Natural Resources, Inc.:
7.75% 3/31/20 (g)	19,654	14,151
8.25% 3/31/20 (g)	8,410	8,242
Essar Steel Algoma, Inc. 9.5% 11/15/19 (g)	9,350	8,158
Evraz, Inc. NA Canada 7.5% 11/15/19 (g)	13,710	13,408
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17	14,420	14,682
11.25% 10/15/18	14,130	14,342
Steel Dynamics, Inc.:
5.125% 10/1/21 (g)	3,365	3,441
5.25% 4/15/23	3,565	3,645
5.5% 10/1/24 (g)	8,450	8,725
		88,794
Super Retail - 1.0%
Argos Merger Sub, Inc. 7.125% 3/15/23 (g)	16,690	17,525
CST Brands, Inc. 5% 5/1/23	2,640	2,719
Family Tree Escrow LLC:
5.25% 3/1/20 (g)	3,355	3,514
5.75% 3/1/23 (g)	16,770	17,609
HT Intermediate Holdings Corp. 12% 5/15/19 pay-in-kind (g)(i)	5,185	5,289
L Brands, Inc. 5.625% 10/15/23	10,310	11,515
L Brands, Inc. 5.625% 2/15/22	14,745	16,183
Netflix, Inc. 5.375% 2/1/21 (g)	7,725	8,150
PVH Corp. 4.5% 12/15/22	21,264	21,689
Sonic Automotive, Inc. 5% 5/15/23	1,610	1,606
Springs Industries, Inc. 6.25% 6/1/21	2,990	2,956
The Men's Wearhouse, Inc. 7% 7/1/22 (g)	4,165	4,415
		113,170
Technology - 4.1%
Activision Blizzard, Inc.:
5.625% 9/15/21 (g)	50,160	53,609
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Technology - continued
Activision Blizzard, Inc.: - continued
6.125% 9/15/23 (g)	$ 16,390	$ 18,060
ADT Corp. 6.25% 10/15/21	32,065	34,470
Advanced Micro Devices, Inc. 7% 7/1/24	11,530	8,965
Brocade Communications Systems, Inc. 4.625% 1/15/23	6,460	6,363
CDW LLC/CDW Finance Corp. 5% 9/1/23	10,930	11,258
Ceridian HCM Holding, Inc. 11% 3/15/21 (g)	4,675	4,926
Entegris, Inc. 6% 4/1/22 (g)	3,215	3,360
First Data Corp.:
8.75% 1/15/22 pay-in-kind (g)(i)	14,205	15,199
11.25% 1/15/21	5,658	6,365
11.75% 8/15/21	20,353	23,355
Flextronics International Ltd.:
4.625% 2/15/20	11,210	11,714
5% 2/15/23	12,150	12,940
Global Cash Access, Inc. 10% 1/15/22 (g)	4,570	4,330
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% 5/1/21 pay-in-kind (g)(i)	4,800	4,812
Lucent Technologies, Inc.:
6.45% 3/15/29	36,439	40,721
6.5% 1/15/28	19,936	22,328
Micron Technology, Inc.:
5.25% 8/1/23 (g)	4,485	4,501
5.25% 1/15/24 (g)	8,440	8,356
5.5% 2/1/25 (g)	30,765	30,611
5.625% 1/15/26 (g)	8,440	8,335
5.875% 2/15/22	6,735	7,080
Nuance Communications, Inc. 5.375% 8/15/20 (g)	5,080	5,131
NXP BV/NXP Funding LLC:
3.75% 6/1/18 (g)	11,130	11,436
5.75% 2/15/21 (g)	9,665	10,269
5.75% 3/15/23 (g)	8,220	8,775
Project Homestake Merger Corp. 8.875% 3/1/23 (g)	6,070	6,138
Seagate HDD Cayman:
4.75% 6/1/23	19,755	20,725
4.75% 1/1/25 (g)	11,170	11,456
Sensata Technologies BV:
4.875% 10/15/23 (g)	5,010	5,198
5% 10/1/25 (g)	11,210	11,574
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Technology - continued
Sophia Holding Finance LP/Sophia Holding Finance, Inc. 9.625% 12/1/18 pay-in-kind (g)(i)	$ 7,770	$ 7,887
VeriSign, Inc.:
4.625% 5/1/23	8,755	8,751
5.25% 4/1/25 (g)	11,005	11,376
		460,374
Telecommunications - 11.6%
Alcatel-Lucent U.S.A., Inc.:
6.75% 11/15/20 (g)	17,025	18,344
8.875% 1/1/20 (g)	5,800	6,395
Altice Financing SA:
6.5% 1/15/22 (g)	26,701	27,235
6.625% 2/15/23 (g)	20,740	21,362
7.875% 12/15/19 (g)	9,310	9,892
Altice Finco SA:
8.125% 1/15/24 (g)	21,880	23,029
9.875% 12/15/20 (g)	10,945	12,081
Altice SA 7.75% 5/15/22 (g)	63,820	64,459
Citizens Communications Co.:
7.875% 1/15/27	9,275	9,205
9% 8/15/31	13,178	13,870
Consolidated Communications, Inc. 10.875% 6/1/20	4,930	5,559
Crown Castle International Corp. 5.25% 1/15/23	17,075	18,024
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22	7,190	7,576
Digicel Group Ltd.:
6% 4/15/21 (g)	72,185	70,071
6.75% 3/1/23 (g)	16,770	16,527
7% 2/15/20 (g)	2,110	2,152
7.125% 4/1/22 (g)	98,745	93,499
8.25% 9/30/20 (g)	100,234	103,381
Eileme 2 AB 11.625% 1/31/20 (g)	20,050	22,446
FairPoint Communications, Inc. 8.75% 8/15/19 (g)	9,715	10,395
Frontier Communications Corp. 8.5% 4/15/20	26,838	29,723
GCI, Inc. 6.875% 4/15/25 (g)	10,905	11,178
Intelsat Jackson Holdings SA:
5.5% 8/1/23	35,335	33,259
7.5% 4/1/21	11,055	11,483
j2 Global, Inc. 8% 8/1/20	7,245	7,825
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Level 3 Communications, Inc.:
5.75% 12/1/22	$ 11,550	$ 11,846
8.875% 6/1/19	3,435	3,598
Level 3 Financing, Inc.:
5.125% 5/1/23 (g)	11,240	11,212
5.375% 5/1/25 (g)	11,240	11,226
MasTec, Inc. 4.875% 3/15/23	10,365	9,795
Millicom International Cellular SA 4.75% 5/22/20 (g)	5,180	5,102
NII International Telecom S.C.A.:
7.875% 8/15/19 (d)(g)	10,605	9,810
11.375% 8/15/19 (d)(g)	6,140	5,772
Numericable Group SA:
4.875% 5/15/19 (g)	17,085	17,234
6% 5/15/22 (g)	119,320	122,228
6.25% 5/15/24 (g)	55,565	57,094
Pacnet Ltd. 9% 12/12/18 (g)	700	796
Sprint Capital Corp.:
6.875% 11/15/28	34,549	31,267
8.75% 3/15/32	16,821	17,242
Sprint Corp. 7.125% 6/15/24	3,758	3,612
T-Mobile U.S.A., Inc.:
6% 3/1/23	19,695	20,070
6.125% 1/15/22	18,850	19,439
6.25% 4/1/21	34,470	36,021
6.375% 3/1/25	67,285	69,101
6.5% 1/15/24	49,055	51,201
6.625% 4/1/23	46,480	48,256
6.633% 4/28/21	17,324	18,277
6.731% 4/28/22	11,245	11,849
6.836% 4/28/23	13,357	14,125
U.S. West Communications:
7.25% 9/15/25	1,480	1,716
7.25% 10/15/35	5,745	5,931
UPCB Finance IV Ltd. 5.375% 1/15/25 (g)	11,930	12,124
Wind Acquisition Finance SA 4.75% 7/15/20 (g)	5,015	5,015
Zayo Group LLC/Zayo Capital, Inc. 6% 4/1/23 (g)	11,035	11,090
		1,291,019
Transportation Ex Air/Rail - 0.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (g)	11,670	11,933
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Transportation Ex Air/Rail - continued
Navios Maritime Holdings, Inc. 7.375% 1/15/22 (g)	$ 12,950	$ 11,914
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (g)	10,180	9,875
Teekay Corp. 8.5% 1/15/20	10,097	11,359
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21	6,560	6,035
		51,116
Utilities - 2.8%
Calpine Corp. 7.875% 1/15/23 (g)	16,193	17,812
Energy Future Holdings Corp.:
10.875% 11/1/17 (d)	7,994	9,513
11.25% 11/1/17 pay-in-kind (d)(i)	147	175
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (d)	61,314	68,212
11.75% 3/1/22 (d)(g)	48,339	54,503
Global Partners LP/GLP Finance Corp. 6.25% 7/15/22	2,720	2,679
Mirant Americas Generation LLC 9.125% 5/1/31	8,735	8,309
RJS Power Holdings LLC 5.125% 7/15/19 (g)	11,305	11,107
The AES Corp.:
4.875% 5/15/23	11,060	10,777
5.5% 3/15/24	6,645	6,645
TXU Corp.:
5.55% 11/15/14 (d)	4,137	4,240
6.5% 11/15/24 (d)	39,570	40,559
6.55% 11/15/34 (d)	74,878	76,750
		311,281
TOTAL NONCONVERTIBLE BONDS		7,293,369
TOTAL CORPORATE BONDS (Cost $6,986,446)		7,295,249
Common Stocks - 19.5%
	Shares
Aerospace - 0.0%
Alion Science & Technology Corp.:
warrants 3/15/17 (a)	5,185	0
warrants 8/17/24 (a)	2,770	0
Common Stocks - continued
	Shares	Value (000s)
Air Transportation - 0.8%
Air Canada (a)	1,231,500	$ 11,759
American Airlines Group, Inc.	579,400	27,976
Delta Air Lines, Inc.	1,125,034	50,222
		89,957
Automotive & Auto Parts - 0.3%
Exide Technologies	9,824	0
Exide Technologies	32,746	0
General Motors Co.	11,348	398
General Motors Co.:
warrants 7/10/16 (a)	381,599	9,773
warrants 7/10/19 (a)	381,599	6,625
Motors Liquidation Co. GUC Trust (a)	97,361	1,947
Tenneco, Inc. (a)	320,700	18,745
		37,488
Broadcasting - 0.7%
AMC Networks, Inc. Class A (a)	436,400	32,922
Sinclair Broadcast Group, Inc. Class A (f)	1,638,900	50,216
		83,138
Building Materials - 0.0%
Nortek, Inc. (a)	27,280	2,308
Ply Gem Holdings, Inc. (a)	41,200	559
		2,867
Cable/Satellite TV - 0.7%
Naspers Ltd. Class N	290,300	45,658
Time Warner Cable, Inc.	215,000	33,437
		79,095
Capital Goods - 0.1%
Remy International, Inc.	380,502	8,466
Chemicals - 0.4%
LyondellBasell Industries NV Class A	431,745	44,694
Consumer Products - 1.4%
Harman International Industries, Inc.	211,300	27,549
Michael Kors Holdings Ltd. (a)	547,000	33,837
Reddy Ice Holdings, Inc. (a)	496,439	894
Revlon, Inc. (a)	930,000	36,372
Whirlpool Corp.	305,000	53,558
		152,210
Common Stocks - continued
	Shares	Value (000s)
Containers - 0.7%
Graphic Packaging Holding Co.	2,800,000	$ 39,480
Rock-Tenn Co. Class A	653,292	41,144
		80,624
Diversified Financial Services - 0.5%
Penson Worldwide, Inc. Class A (a)	10,322,034	0
Springleaf Holdings, Inc. (a)(f)	1,100,000	55,000
Energy - 0.6%
Crestwood Midstream Partners LP	551,000	8,744
EP Energy Corp. (a)(f)	716,800	10,587
Hornbeck Offshore Services, Inc. (a)(f)	280,600	6,412
Northern Tier Energy LP Class A	800,000	20,288
Ocean Rig UDW, Inc. (United States)	1,620,000	12,166
Parsley Energy, Inc. Class A (f)	506,900	8,790
		66,987
Food/Beverage/Tobacco - 0.3%
The Hain Celestial Group, Inc. (a)	474,200	28,566
WhiteWave Foods Co. (a)	205,100	9,018
		37,584
Gaming - 0.6%
Station Holdco LLC (a)(k)(l)	170,582	513
Station Holdco LLC (a)(j)(l)	22,418,968	67,481
Station Holdco LLC:
unit (a)(k)(l)	256,968	116
warrants 6/15/18 (a)(j)(l)	894,280	402
		68,512
Healthcare - 3.1%
Actavis PLC (a)	145,400	41,128
Alexion Pharmaceuticals, Inc. (a)	178,200	30,157
Biogen, Inc. (a)	93,200	34,850
Celgene Corp. (a)	239,600	25,891
Community Health Systems, Inc. (a)	302,000	16,211
Gilead Sciences, Inc. (a)	485,000	48,747
HCA Holdings, Inc. (a)	847,900	62,753
Rotech Healthcare, Inc. (a)	185,710	5,467
Valeant Pharmaceuticals International (Canada) (a)	384,400	83,357
		348,561
Homebuilders/Real Estate - 0.8%
American Tower Corp.	11,612	1,098
Lennar Corp. Class A	690,000	31,602
PulteGroup, Inc.	820,000	15,826
Common Stocks - continued
	Shares	Value (000s)
Homebuilders/Real Estate - continued
Realogy Holdings Corp. (a)	51,500	$ 2,442
Standard Pacific Corp. (a)	2,000,000	16,200
Taylor Morrison Home Corp. (a)	1,000,000	18,520
		85,688
Hotels - 0.3%
Extended Stay America, Inc. unit	1,595,800	32,331
Metals/Mining - 0.1%
Aleris International, Inc. (a)(l)	127,520	1,370
Mirabela Nickel Ltd. (a)	6,852,955	732
OCI Resources LP	350,000	8,400
		10,502
Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (a)(l)	127,577	191
Time, Inc.	62,500	1,427
		1,618
Restaurants - 0.7%
Chipotle Mexican Grill, Inc. (a)	15,800	9,817
Fiesta Restaurant Group, Inc. (a)	500,000	25,275
Starbucks Corp.	893,000	44,275
		79,367
Services - 1.3%
Air Lease Corp. Class A	549,800	21,239
HD Supply Holdings, Inc. (a)	688,200	22,711
Penhall Acquisition Co.:
Class A (a)	26,163	2,125
Class B (a)	8,721	708
ServiceMaster Global Holdings, Inc.	494,900	17,104
United Rentals, Inc. (a)	816,900	78,896
WP Rocket Holdings, Inc. (a)(l)	25,255,077	1,263
		144,046
Super Retail - 0.9%
Arena Brands Holding Corp. Class B (a)(l)	659,302	3,244
Deckers Outdoor Corp. (a)	175,900	13,017
G-III Apparel Group Ltd. (a)	300,000	33,354
Office Depot, Inc. (a)	2,987,000	27,540
Priceline Group, Inc. (a)	19,300	23,890
		101,045
Technology - 4.1%
Apple, Inc.	198,400	24,830
CDW Corp.	1,796,100	68,827
Common Stocks - continued
	Shares	Value (000s)
Technology - continued
Cypress Semiconductor Corp.	24,992	$ 333
Facebook, Inc. Class A (a)	618,500	48,719
Freescale Semiconductor, Inc. (a)	1,564,400	61,152
Google, Inc. Class A (a)	48,100	26,396
MagnaChip Semiconductor Corp. (a)	219,804	1,205
NXP Semiconductors NV (a)	581,000	55,846
Qorvo, Inc. (a)	659,797	43,487
Skyworks Solutions, Inc.	1,361,634	125,611
		456,406
Telecommunications - 0.9%
Alibaba Group Holding Ltd. sponsored ADR	643,800	52,335
Baidu.com, Inc. sponsored ADR (a)	66,200	13,259
T-Mobile U.S., Inc. (a)	978,600	33,312
		98,906
Transportation Ex Air/Rail - 0.2%
DeepOcean Group Holding BV (a)(g)	1,138,931	16,420
U.S. Shipping Partners Corp. (a)	51,736	10
U.S. Shipping Partners Corp. warrants 12/31/29 (a)	484,379	0
		16,430
Utilities - 0.0%
Portland General Electric Co.	14,817	521
TOTAL COMMON STOCKS (Cost $1,657,920)		2,182,043
Preferred Stocks - 0.7%

Convertible Preferred Stocks - 0.1%
Consumer Products - 0.0%
Reddy Ice Holdings, Inc. 7.00% pay-in-kind (a)	199,717	1,569
Healthcare - 0.1%
Actavis PLC 5.50%	13,000	13,009
TOTAL CONVERTIBLE PREFERRED STOCKS		14,578
Nonconvertible Preferred Stocks - 0.6%
Banks & Thrifts - 0.5%
Ally Financial, Inc. 7.00% (g)	40,762	41,531
Goldman Sachs Group, Inc. Series K, 6.375%	555,736	14,560
		56,091
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - continued
Services - 0.1%
WP Rocket Holdings, Inc.:
15.00% (a)	4,173,457	$ 3,297
Class C 19.50% (l)	1,054,156	1,054
		4,351
TOTAL NONCONVERTIBLE PREFERRED STOCKS		60,442
TOTAL PREFERRED STOCKS (Cost $49,854)		75,020
Bank Loan Obligations - 3.6%
	Principal Amount (000s)
Automotive - 0.1%
Chassix, Inc. term loan 10% 12/12/15 (i)	$ 5,685	5,685
Consumer Products - 0.1%
Revlon Consumer Products Corp. Tranche B, term loan 3.25% 11/19/17 (i)	10,759	10,786
Containers - 0.1%
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (i)	9,170	9,193
Diversified Financial Services - 0.2%
TransUnion LLC Tranche B, term loan 4% 4/9/21 (i)	26,710	26,877
Energy - 0.4%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (i)	6,346	6,314
Everest Acquisition LLC Tranche B 3LN, term loan 3.5% 5/24/18 (i)	3,693	3,638
Fieldwood Energy, LLC Tranche 2LN, term loan 8.375% 9/30/20 (i)	37,825	29,314
Samson Investment Co. Tranche B 2LN, term loan 5% 9/25/18 (i)	2,345	1,143
Sheridan Investment Partners I term loan 4.25% 12/16/20 (i)	3,328	3,021
Sheridan Production Partners I:
Tranche A, term loan 4.25% 12/16/20 (i)	463	420
Tranche M, term loan 4.25% 12/16/20 (i)	173	157
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (i)	4,648	4,736
		48,743
Gaming - 0.0%
Centaur Acquisition LLC Tranche 2LN, term loan 8.75% 2/20/20 (i)	3,075	3,071
Bank Loan Obligations - continued
	Principal Amount (000s)	Value (000s)
Healthcare - 0.1%
Jaguar Holding Co. II Tranche B, term loan 4% 12/5/18 (i)	$ 9,000	$ 9,022
Rural/Metro Corp.:
Tranche 2LN, term loan 14.5% 1/31/16	117	106
Tranche B, term loan 19.5% 1/31/16	382	346
		9,474
Homebuilders/Real Estate - 0.0%
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (i)	709	702
Hotels - 0.2%
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (i)	18,469	18,561
Restaurants - 0.1%
Focus Brands, Inc. Tranche 2LN, term loan 10.25% 8/21/18 (i)	6,040	6,040
TGI Friday's, Inc. Tranche B 1LN, term loan 5.25% 7/15/20 (i)	1,046	1,049
		7,089
Services - 0.0%
GCA Services Group, Inc. Tranche 2LN, term loan 9.25% 11/1/20 (i)	3,584	3,566
Steel - 0.0%
Essar Steel Algoma, Inc. Tranche B, term loan 7.5% 8/16/19 (i)	5,209	4,688
Technology - 0.2%
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (i)	5,394	5,387
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (i)	14,165	14,572
Transfirst, Inc.:
Tranche 2LN, term loan 9% 11/12/22 (i)	1,115	1,125
Tranche B 1LN, term loan 5.5% 11/12/21 (i)	1,002	1,010
		22,094
Telecommunications - 0.2%
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (i)	13,803	14,028
Integra Telecom Holdings, Inc. Tranche 2LN, term loan 9.75% 2/22/20 (i)	775	771
Riverbed Technology, Inc. Tranche B, term loan 6% 4/24/22 (i)	6,875	6,952
		21,751
Bank Loan Obligations - continued
	Principal Amount (000s)	Value (000s)
Utilities - 1.9%
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (i)	$ 213,061	$ 214,522
TOTAL BANK LOAN OBLIGATIONS (Cost $411,240)		406,802
Preferred Securities - 5.4%

Banks & Thrifts - 3.8%
Bank of America Corp.:
5.125% (h)(i)	28,140	28,165
5.2% (h)(i)	55,385	54,434
6.25% (h)(i)	18,795	19,435
8% (h)(i)	7,796	8,489
8.125% (h)(i)	6,360	7,107
Barclays Bank PLC 7.625% 11/21/22	44,515	53,659
Goldman Sachs Group, Inc. 5.7% (h)(i)	32,321	33,358
JPMorgan Chase & Co.:
5% (h)(i)	33,640	33,609
5.3% (h)(i)	16,855	16,858
6% (h)(i)	50,895	53,045
6.125% (h)(i)	15,170	15,825
6.75% (h)(i)	8,330	9,237
Wells Fargo & Co.:
5.875% (h)(i)	22,060	23,762
5.9% (h)(i)	51,910	55,528
7.98% (h)(i)	5,738	6,370
		418,881
Diversified Financial Services - 1.5%
American Express Co.:
4.9% (h)(i)	22,325	22,211
5.2% (h)(i)	19,225	19,940
Citigroup, Inc.:
5.8% (h)(i)	21,925	22,678
5.9% (h)(i)	27,015	27,565
5.95% (h)(i)	51,015	51,587
6.3% (h)(i)	5,610	5,839
Morgan Stanley 5.55% (h)(i)	16,780	16,973
		166,793
Preferred Securities - continued
	Principal Amount (000s)	Value (000s)
Entertainment/Film - 0.1%
NBCUniversal Enterprise, Inc. 5.25% (g)(h)	$ 14,560	$ 15,450
TOTAL PREFERRED SECURITIES (Cost $583,836)		601,124
Money Market Funds - 5.2%
	Shares
Fidelity Cash Central Fund, 0.15% (b)	559,170,109	559,170
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	23,103,525	23,104
TOTAL MONEY MARKET FUNDS (Cost $582,274)		582,274
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $10,271,570)		11,142,512
NET OTHER ASSETS (LIABILITIES) - 0.2%		17,090
NET ASSETS - 100%		$ 11,159,602
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,219,828,000 or 28.9% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.
(k) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

(l) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $75,634,000 or 0.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Aleris International, Inc.	6/1/10	$ 4,464
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 1/12/99	$ 21,592
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$ 246
Station Holdco LLC	6/17/11 - 3/15/12	$ 22,900
Station Holdco LLC unit	3/12/13 - 4/1/13	$ 15
Station Holdco LLC	4/1/13	$ 196
Station Holdco LLC warrants 6/15/18	4/29/08 - 11/25/08	$ 70,509
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$ 13,154
WP Rocket Holdings, Inc. Class C 19.50%	2/2/15	$ 1,054
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 608
Fidelity Securities Lending Cash Central Fund	103
Total	$ 711
Other Information

The following is a summary of the inputs used, as of April 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 703,309	$ 631,362	$ -	$ 71,947
Consumer Staples	76,419	73,956	-	2,463
Energy	66,987	66,987	-	-
Financials	116,578	75,047	41,531	-
Health Care	361,570	356,103	-	5,467
Industrials	240,547	215,670	-	24,877
Information Technology	522,000	522,000	-	-
Materials	135,820	134,450	-	1,370
Telecommunication Services	33,312	33,312	-	-
Utilities	521	521	-	-
Corporate Bonds	7,295,249	-	7,295,098	151
Bank Loan Obligations	406,802	-	405,648	1,154
Preferred Securities	601,124	-	601,124	-
Money Market Funds	582,274	582,274	-	-
Total Investments in Securities:	$ 11,142,512	$ 2,691,682	$ 8,343,401	$ 107,429
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Corporate Bonds
Beginning Balance	$ 603
Net Realized Gain (Loss) on Investment Securities	(17,917)
Net Unrealized Gain (Loss) on Investment Securities	11,386
Cost of Purchases	-
Proceeds of Sales	(123,154)
Amortization/Accretion	(744)
Transfers into Level 3	129,977
Transfers out of Level 3	-
Ending Balance	$ 151
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2015	$ (5,449)
(Amounts in thousands)
Investments in Securities:
Other Investments in Securities
Beginning Balance	$ 131,540
Net Realized Gain (Loss) on Investment Securities	(6,426)
Net Unrealized Gain (Loss) on Investment Securities	(2,908)
Cost of Purchases	7,154
Proceeds of Sales	(812)
Amortization/Accretion	32
Transfers into Level 3	-
Transfers out of Level 3	(21,302)
Ending Balance	$ 107,278
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2015	$ (9,349)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	80.9%
Canada	3.7%
Bermuda	3.3%
Luxembourg	2.9%
Netherlands	2.0%
France	1.8%
Cayman Islands	1.3%
Others (Individually Less Than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2015

Assets
Investment in securities, at value (including securities loaned of $22,976) - See accompanying schedule: Unaffiliated issuers (cost $9,689,296)	$ 10,560,238
Fidelity Central Funds (cost $582,274)	582,274
Total Investments (cost $10,271,570)		$ 11,142,512
Receivable for fund shares sold		8,387
Dividends receivable		1,193
Interest receivable		110,364
Distributions receivable from Fidelity Central Funds		85
Prepaid expenses		8
Other receivables		441
Total assets		11,262,990

Liabilities
Payable to custodian bank	$ 24
Payable for investments purchased	41,839
Payable for fund shares redeemed	7,416
Distributions payable	4,648
Accrued management fee	5,202
Other affiliated payables	1,321
Other payables and accrued expenses	527
Deferred taxes	19,307
Collateral on securities loaned, at value	23,104
Total liabilities		103,388

Net Assets		$ 11,159,602
Net Assets consist of:
Paid in capital		$ 10,261,262
Undistributed net investment income		18,696
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		28,009
Net unrealized appreciation (depreciation) on investments		851,635
Net Assets, for 1,116,926 shares outstanding		$ 11,159,602
Net Asset Value, offering price and redemption price per share ($11,159,602 ÷ 1,116,926 shares)		$ 9.99

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended April 30, 2015

Investment Income
Dividends		$ 50,144
Interest		467,512
Income from Fidelity Central Funds		711
Total income		518,367

Expenses
Management fee	$ 59,615
Transfer agent fees	13,857
Accounting and security lending fees	1,408
Custodian fees and expenses	125
Independent trustees' compensation	39
Appreciation in deferred trustee compensation account	5
Registration fees	191
Audit	205
Legal	857
Miscellaneous	79
Total expenses before reductions	76,381
Expense reductions	(112)	76,269
Net investment income (loss)		442,098
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	298,195
Foreign currency transactions	43
Total net realized gain (loss)		298,238
Change in net unrealized appreciation (depreciation) on investment securities		(7,392)
Net gain (loss)		290,846
Net increase (decrease) in net assets resulting from operations		$ 732,944

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2015	Year ended April 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 442,098	$ 475,749
Net realized gain (loss)	298,238	193,177
Change in net unrealized appreciation (depreciation)	(7,392)	54,633
Net increase (decrease) in net assets resulting from operations	732,944	723,559
Distributions to shareholders from net investment income	(436,875)	(462,228)
Distributions to shareholders from net realized gain	(379,319)	(62,490)
Total distributions	(816,194)	(524,718)
Share transactions Proceeds from sales of shares	2,238,397	1,943,113
Reinvestment of distributions	732,412	468,045
Cost of shares redeemed	(2,110,275)	(2,433,820)
Net increase (decrease) in net assets resulting from share transactions	860,534	(22,662)
Redemption fees	789	813
Total increase (decrease) in net assets	778,073	176,992

Net Assets
Beginning of period	10,381,529	10,204,537
End of period (including undistributed net investment income of $18,696 and undistributed net investment income of $16,006, respectively)	$ 11,159,602	$ 10,381,529
Other Information Shares
Sold	224,287	198,319
Issued in reinvestment of distributions	73,632	47,897
Redeemed	(211,607)	(250,166)
Net increase (decrease)	86,312	(3,950)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 10.07	$ 9.86	$ 9.23	$ 9.95	$ 9.13
Income from Investment Operations
Net investment income (loss) B	.416	.472	.547	.535	.599
Net realized and unrealized gain (loss)	.276	.258	.631	(.643)	.826
Total from investment operations	.692	.730	1.178	(.108)	1.425
Distributions from net investment income	(.411)	(.458)	(.501)	(.571)	(.607)
Distributions from net realized gain	(.362)	(.063)	(.048)	(.043)	-
Total distributions	(.773)	(.521)	(.549)	(.614)	(.607)
Redemption fees added to paid in capital B	.001	.001	.001	.002	.002
Net asset value, end of period	$ 9.99	$ 10.07	$ 9.86	$ 9.23	$ 9.95
Total ReturnA	7.17%	7.71%	13.23%	(.77)%	16.35%
Ratios to Average Net AssetsC, E
Expenses before reductions	.72%	.71%	.73%	.77%	.76%
Expenses net of fee waivers, if any	.72%	.71%	.73%	.77%	.76%
Expenses net of all reductions	.72%	.71%	.73%	.77%	.76%
Net investment income (loss)	4.16%	4.82%	5.83%	5.87%	6.48%
Supplemental Data
Net assets, end of period (in millions)	$ 11,160	$ 10,382	$ 10,205	$ 9,632	$ 11,064
Portfolio turnover rateD	41%	47%	60%	48%	65%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Capital & Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of April 30, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. One of the Fund's investments, Station Holdco LLC, is owned through an entity that is treated as a corporation for U.S. tax purposes and may be subject to federal and state taxes upon disposition. The tax liability may differ materially depending on conditions when the investment is disposed. At period end, the estimated tax liability for this investment is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, market discount, contingent interest, foreign currency transactions, equity-debt classifications, defaulted bonds, deferred trustees compensation, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,220,038
Gross unrealized depreciation	(353,455)
Net unrealized appreciation (depreciation) on securities	$ 866,583

Tax Cost	$ 10,256,622

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The Fund intends to elect to defer to its next fiscal year $31,296 of capital losses recognized during the period November 1, 2014 to April 30, 2015.

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 64,122
Net unrealized appreciation (depreciation) on securities and other investments	$ 866,583

The tax character of distributions paid was as follows:

	April 30, 2015	April 30, 2014
Ordinary Income	$ 446,209	$ 497,937
Long-term Capital Gains	369,985	26,781
Total	$ 816,194	$ 524,718

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,306,509 and $4,164,020, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $15 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $130.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $103, including $5 from securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $96 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $15.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Litigation.

The Fund, and other entities managed by Fidelity or its affiliates, were named as defendants in a lawsuit brought by creditors of a subsidiary of Energy Future Holdings Corp. ("EFH"), which is currently in bankruptcy and was formerly known as TXU. The lawsuit, which is captioned as In Re:  ENERGY FUTURE HOLDINGS CORP. et al.  U.S. Bankruptcy Court, D. Del. Case No. 14-10979 (CSS); AVENUE CAPITAL MANAGEMENT II, LP, et al. v. FIDELITY INVESTMENTS, et al. Adversary No. 14-50797 (CSS), was filed in the United States Bankruptcy Court for the District of Delaware on October 6, 2014. The plaintiffs sought to enforce an alleged agreement under which the Fund and other defendants would sell certain EFH notes to the plaintiffs at a specified price. Plaintiffs sought a declaration that an alleged right to call the securities was properly exercised and an order that the Fund and other defendants transfer the notes to the plaintiffs at the specified price. The Fund and the other defendants disputed the plaintiffs' claims and filed a motion to dismiss contending, among other things, that the right to call the notes never came into existence and was part of a proposed settlement agreement that was never completed or approved by the bankruptcy court. On January 20, 2015, the court granted the defendants' motion and dismissed the complaint with prejudice. The plaintiffs filed a notice of appeal on February 3, 2015. If the lawsuit were to be decided in a manner adverse to the Fund, the Fund could experience a loss up to $77,495 as of period end. The Fund will also incur legal costs in defending the case.

Annual Report

10. Litigation - continued

The Fund, and other entities managed by FMR or its affiliates, became aware in March 2015 that they were named as defendants in a lawsuit originally filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on collateral securing the debt prior to the 2009 payments. The Bankruptcy Court will now determine next steps. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $100,876 received in 2009. The Fund was not previously aware that it had been named as a defendant in this case because, in 2009, the Bankruptcy Court allowed the plaintiffs to refrain from serving any of the defendants other than JPMorgan with notice of the filing of the lawsuit. The Fund will explore all available options for minimizing any loss to the Fund. The Fund will also incur legal costs in defending the case.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Capital & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital & Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Capital & Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 23, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Capital & Income Fund voted to pay on June 8, 2015, to shareholders of record at the opening of business on June 5, 2015, a distribution of $0.058 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2015, $336,265,687 or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividend paid on 06/09/2014 as qualifying for the dividend-received deduction for corporate shareholders.

The fund designates 100% of the dividend paid on 06/09/2014 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates $112,650,998 of distributions paid during the period January 1, 2015 to April 30, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

CAI-UANN-0615
1.784716.112
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments April 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

Fidelity®

Focused High Income

Fund

Annual Report

April 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Focused High Income Fund	3.20%	6.92%	6.36%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Focused High Income Fund on April 30, 2005. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM BB US High Yield Constrained Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. high-yield bonds lagged the rest of the bond market for the 12 months ending April 30, 2015, cooling off following a strong multiyear run. The BofA Merrill LynchSM US High Yield Constrained Index rose 2.58%, held back by a weak energy sector and the specter of higher policy interest rates. In comparison, The Barclays® U.S. Aggregate Bond Index, which tracks the broad investment-grade bond market, returned 4.46%. High-yield investments, which offer potentially higher returns - as well as higher risk - than most bonds, began losing momentum in July. Investors fled the sector at a record pace amid slowing global economic growth, comments by U.S. Federal Reserve Chair Janet Yellen about potentially stretched valuations, and plunging oil prices due to lukewarm demand and a surge in U.S. production. Smaller energy companies that had tapped the high-yield market to finance shale oil-and-gas projects were especially hit hard. The index continued to trend lower throughout the rest of 2014, then rebounded early in 2015, as oil prices stabilized and investors increased their risk appetites. High-yield posted a slightly negative return again in March amid uncertainty about the timing of potential rate hikes, but made up for that and then some in April, as mixed U.S. economic data led to expectations that the Fed may hold off a bit longer on tightening rates.

Comments from Portfolio Manager Matthew Conti: For the year, the fund lagged the 4.93% advance of The BofA Merrill LynchSM BB US High Yield Constrained Index. (For specific results, please see the performance section of this report.) The fund's underperformance largely was attributable to the first half of the period, when security selection in energy and metals & mining - two of the lagging groups during that time -weighed on the fund's result. Picks in telecommunications also hampered relative performance, as did an average cash stake of about 3%. From a credit-quality perspective, an average overweighting in higher-yielding but somewhat lower-rated bonds dampened performance versus the benchmark. This also occurred mainly during the period's first half, when a flight from risk prompted investors to shift to higher-quality, crossover bonds with ratings near investment grade. The biggest individual detractors were Australia-based iron ore mining company Fortescue Metals Group and coal mine operator Peabody Energy. On the plus side, security selection in steel and diversified financial services contributed the most, although the contribution from steel was primarily the result of not holding underperforming index component Cliffs Natural Resources. Underweighting natural gas producer Chesapeake Energy also aided the relative return, and we sold the fund's position during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2014 to April 30, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period* November 1, 2014 to April 30, 2015
Actual	.86%	$ 1,000.00	$ 1,018.00	$ 4.30
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of April 30, 2015
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Sprint Communications, Inc.	2.9	2.5
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	2.9	3.3
SLM Corp.	2.9	2.9
Aircastle Ltd.	2.4	2.3
ADT Corp.	2.4	2.0
	13.5
Top Five Market Sectors as of April 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Diversified Financial Services	13.4	12.8
Telecommunications	12.8	8.7
Energy	9.8	8.0
Utilities	6.7	7.2
Food/Beverage/Tobacco	5.7	2.6
Quality Diversification (% of fund's net assets)
As of April 30, 2015	As of October 31, 2014
BBB 2.1%	BBB 1.3%
BB 74.7%	BB 73.1%
B 19.7%	B 21.8%
Not Rated 0.0%	Not Rated 0.4%
Equities 0.0%	Equities 0.6%
Short-Term Investments and Net Other Assets 3.5%	Short-Term Investments and Net Other Assets 2.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of April 30, 2015 *		As of October 31, 2014 **
	Nonconvertible Bonds 82.4%		Nonconvertible Bonds 84.6%
	Convertible Bonds, Preferred Stocks 0.0%		Convertible Bonds, Preferred Stocks 0.6%
	Bank Loan Obligations 7.9%		Bank Loan Obligations 10.0%
	Other Investments 6.2%		Other Investments 2.0%
	Short-Term Investments and Net Other Assets (Liabilities) 3.5%		Short-Term Investments and Net Other Assets (Liabilities) 2.8%
* Foreign investments	28.9%	** Foreign investments	31.0%

Annual Report

Investments April 30, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 82.4%
	Principal Amount	Value
Air Transportation - 2.2%
Air Canada Trust Series 2015-1 equipment trust certificate Class C, 5% 9/15/20 (b)	$ 1,335,000	$ 1,339,890
Allegiant Travel Co. 5.5% 7/15/19	2,710,000	2,808,238
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	102,285	114,814
5.5% 4/29/22	1,843,672	1,958,902
6.25% 10/11/21	1,889,588	2,017,135
9.25% 5/10/17	570,764	623,560
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 7/2/17 (b)	1,115,000	1,145,551
6.75% 5/23/17	1,115,000	1,144,659
8.021% 8/10/22	1,052,572	1,228,877
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	104,551	112,915
9.75% 1/15/17	916,514	1,005,874
12% 1/15/16 (b)	77,030	82,230
		13,582,645
Automotive & Auto Parts - 0.3%
Schaeffler Finance BV 4.75% 5/15/21 (b)	1,520,000	1,554,200
Banks & Thrifts - 0.2%
Ally Financial, Inc. 4.125% 3/30/20	1,325,000	1,331,625
Building Materials - 1.0%
Building Materials Corp. of America 5.375% 11/15/24 (b)	3,750,000	3,843,750
CEMEX Finance LLC 6% 4/1/24 (b)	1,035,000	1,061,496
USG Corp. 5.5% 3/1/25 (b)	1,245,000	1,307,250
		6,212,496
Cable/Satellite TV - 1.2%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 5/1/23 (b)	1,350,000	1,336,500
5.75% 1/15/24	505,000	511,313
5.875% 5/1/27 (b)	270,000	265,950
Cogeco Cable, Inc. 4.875% 5/1/20 (b)	5,370,000	5,510,963
		7,624,726
Chemicals - 1.4%
Evolution Escrow Issuer LLC 7.5% 3/15/22 (b)	1,720,000	1,741,500
LSB Industries, Inc. 7.75% 8/1/19	1,610,000	1,714,650
Nonconvertible Bonds - continued
	Principal Amount	Value
Chemicals - continued
NOVA Chemicals Corp. 5.25% 8/1/23 (b)	$ 3,200,000	$ 3,368,000
Platform Specialty Products Corp. 6.5% 2/1/22 (b)	930,000	971,850
W.R. Grace & Co. - Conn 5.125% 10/1/21 (b)	990,000	1,032,075
		8,828,075
Containers - 1.6%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 3.2706% 12/15/19 (b)(d)	3,255,000	3,210,244
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23	6,930,000	6,964,650
		10,174,894
Diversified Financial Services - 12.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.5% 5/15/21 (b)	3,095,000	3,257,488
5% 10/1/21 (b)	2,995,000	3,206,747
Aircastle Ltd.:
4.625% 12/15/18	5,925,000	6,191,625
5.125% 3/15/21	1,340,000	1,405,258
6.25% 12/1/19	6,840,000	7,549,650
FLY Leasing Ltd.:
6.375% 10/15/21	1,305,000	1,311,525
6.75% 12/15/20	5,105,000	5,232,625
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	3,481,000	3,546,791
5.875% 2/1/22	7,630,000	7,886,750
6% 8/1/20	6,030,000	6,340,244
ILFC E-Capital Trust II 6.25% 12/21/65 (b)(d)	2,430,000	2,354,063
International Lease Finance Corp.:
5.875% 8/15/22	1,150,000	1,296,625
6.25% 5/15/19	5,815,000	6,425,575
Navient Corp.:
5% 10/26/20	455,000	443,625
5.875% 3/25/21	1,325,000	1,318,375
5.875% 10/25/24	1,000,000	945,000
SLM Corp.:
4.875% 6/17/19	4,185,000	4,174,538
5.5% 1/15/19	5,845,000	5,941,443
5.5% 1/25/23	2,370,000	2,281,125
6.125% 3/25/24	1,930,000	1,874,513
Nonconvertible Bonds - continued
	Principal Amount	Value
Diversified Financial Services - continued
SLM Corp.: - continued
8% 3/25/20	$ 895,000	$ 997,925
8.45% 6/15/18	2,220,000	2,476,854
		76,458,364
Diversified Media - 0.4%
Nielsen Finance LLC/Nielsen Finance Co. 4.5% 10/1/20	1,715,000	1,745,013
The Nielsen Co. S.a.r.l. (Luxembourg) 5.5% 10/1/21 (b)	1,015,000	1,045,450
		2,790,463
Energy - 9.8%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% 5/15/23	1,355,000	1,374,742
4.875% 3/15/24	675,000	691,943
Antero Resources Corp.:
5.125% 12/1/22	1,275,000	1,268,625
5.625% 6/1/23 (b)	1,565,000	1,598,256
Baytex Energy Corp.:
5.125% 6/1/21 (b)	450,000	438,750
5.625% 6/1/24 (b)	500,000	483,750
California Resources Corp.:
5% 1/15/20	4,860,000	4,592,700
5.5% 9/15/21	1,555,000	1,473,363
6% 11/15/24	505,000	474,700
Consolidated Energy Finance SA 6.75% 10/15/19 (b)	3,225,000	3,289,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.125% 3/1/22	2,035,000	2,101,138
6.25% 4/1/23 (b)	510,000	532,950
Denbury Resources, Inc.:
5.5% 5/1/22	3,455,000	3,273,613
6.375% 8/15/21	7,330,000	7,220,050
Everest Acquisition LLC/Everest Acquisition Finance, Inc. 6.875% 5/1/19	4,320,000	4,453,920
Exterran Holdings, Inc. 7.25% 12/1/18	3,900,000	3,987,750
Forum Energy Technologies, Inc. 6.25% 10/1/21	1,985,000	1,875,825
Gibson Energy, Inc. 6.75% 7/15/21 (b)	3,265,000	3,399,192
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)	2,495,000	2,420,150
7.625% 4/15/21 (b)	185,000	193,325
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	3,090,000	3,213,600
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20	$ 805,000	$ 853,300
Sabine Pass Liquefaction LLC:
5.625% 3/1/25 (b)	1,750,000	1,759,713
5.75% 5/15/24	4,360,000	4,403,600
Sunoco LP / Sunoco Finance Corp. 6.375% 4/1/23 (b)	425,000	442,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875% 2/1/21	1,570,000	1,648,500
TerraForm Power Operating LLC 5.875% 2/1/23 (b)	375,000	390,938
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19 (b)	375,000	396,563
6.125% 10/15/21	475,000	497,563
6.25% 10/15/22 (b)	400,000	424,500
Whiting Petroleum Corp. 5% 3/15/19	2,225,000	2,219,438
		61,393,957
Food/Beverage/Tobacco - 5.7%
ESAL GmbH 6.25% 2/5/23 (b)	8,785,000	8,694,515
H.J. Heinz Co. 4.875% 2/15/25 (b)	1,395,000	1,523,340
JBS Investments GmbH:
7.25% 4/3/24 (b)	1,580,000	1,635,300
7.75% 10/28/20 (b)	3,020,000	3,273,680
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.875% 7/15/24 (b)	3,550,000	3,621,000
7.25% 6/1/21 (b)	2,100,000	2,215,500
8.25% 2/1/20 (b)	3,860,000	4,101,250
Minerva Luxmbourg SA 7.75% 1/31/23 (b)	4,621,000	4,609,448
Vector Group Ltd. 7.75% 2/15/21	5,555,000	5,943,850
		35,617,883
Gaming - 3.4%
MCE Finance Ltd. 5% 2/15/21 (b)	7,845,000	7,452,750
Scientific Games Corp. 7% 1/1/22 (b)	7,385,000	7,698,863
Wynn Macau Ltd. 5.25% 10/15/21 (b)	6,435,000	6,032,813
		21,184,426
Healthcare - 2.9%
Community Health Systems, Inc. 5.125% 8/1/21	4,835,000	5,004,225
HCA Holdings, Inc.:
3.75% 3/15/19	640,000	659,200
5% 3/15/24	3,620,000	3,846,974
HealthSouth Corp.:
5.125% 3/15/23	355,000	365,650
5.75% 11/1/24	485,000	511,675
Nonconvertible Bonds - continued
	Principal Amount	Value
Healthcare - continued
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% 4/15/20 (b)	$ 285,000	$ 289,631
5.5% 4/15/25 (b)	270,000	275,400
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21	5,920,000	6,290,000
Tenet Healthcare Corp. 6% 10/1/20	775,000	827,313
		18,070,068
Homebuilders/Real Estate - 3.3%
CBRE Group, Inc. 5% 3/15/23	4,005,000	4,165,200
Communications Sales & Leasing, Inc. 6% 4/15/23 (b)	270,000	271,083
D.R. Horton, Inc. 4.375% 9/15/22	3,215,000	3,247,150
Howard Hughes Corp. 6.875% 10/1/21 (b)	1,505,000	1,587,775
Lennar Corp.:
4.125% 12/1/18	1,305,000	1,327,838
4.75% 5/30/25	1,460,000	1,449,050
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (b)	615,000	627,300
Toll Brothers Finance Corp. 4.375% 4/15/23	4,390,000	4,488,775
Weyerhaeuser Real Estate Co.:
4.375% 6/15/19 (b)	3,360,000	3,309,600
5.875% 6/15/24 (b)	345,000	340,256
		20,814,027
Leisure - 1.2%
NCL Corp. Ltd.:
5% 2/15/18	845,000	864,013
5.25% 11/15/19 (b)	1,435,000	1,478,050
Royal Caribbean Cruises Ltd. 7.5% 10/15/27	3,280,000	3,878,600
Speedway Motorsports, Inc. 5.125% 2/1/23 (b)	1,395,000	1,407,137
		7,627,800
Metals/Mining - 3.2%
CONSOL Energy, Inc. 5.875% 4/15/22	2,480,000	2,275,400
FMG Resources (August 2006) Pty Ltd.:
6.875% 4/1/22 (b)	1,030,000	780,225
8.25% 11/1/19 (b)	2,540,000	2,216,150
Lundin Mining Corp.:
7.5% 11/1/20 (b)	1,665,000	1,748,417
7.875% 11/1/22 (b)	1,550,000	1,643,000
New Gold, Inc. 6.25% 11/15/22 (b)	4,130,000	4,088,700
Peabody Energy Corp.:
6% 11/15/18	1,400,000	1,103,375
Nonconvertible Bonds - continued
	Principal Amount	Value
Metals/Mining - continued
Peabody Energy Corp.: - continued
6.25% 11/15/21	$ 1,120,000	$ 672,000
7.875% 11/1/26	600,000	354,000
10% 3/15/22 (b)	1,005,000	849,225
Rain CII Carbon LLC/CII Carbon Corp.:
8% 12/1/18 (b)	1,850,000	1,720,500
8.25% 1/15/21 (b)	2,985,000	2,761,125
		20,212,117
Paper - 1.2%
Sappi Papier Holding GmbH 6.625% 4/15/21 (b)	7,190,000	7,513,550
Publishing/Printing - 1.1%
R.R. Donnelley & Sons Co.:
6.5% 11/15/23	4,025,000	4,276,563
7% 2/15/22	1,180,000	1,305,375
7.875% 3/15/21	1,130,000	1,296,675
		6,878,613
Services - 4.3%
ADT Corp.:
3.5% 7/15/22	655,000	617,338
4.125% 4/15/19	5,350,000	5,433,460
5.25% 3/15/20	960,000	1,012,800
APX Group, Inc. 6.375% 12/1/19	9,465,000	9,441,338
Audatex North America, Inc. 6% 6/15/21 (b)	2,965,000	3,062,282
Bankrate, Inc. 6.125% 8/15/18 (b)	450,000	442,688
FTI Consulting, Inc. 6.75% 10/1/20	4,125,000	4,340,738
IHS, Inc. 5% 11/1/22 (b)	1,450,000	1,450,000
United Rentals North America, Inc.:
4.625% 7/15/23	545,000	552,499
5.5% 7/15/25	435,000	440,677
		26,793,820
Steel - 1.3%
Steel Dynamics, Inc.:
5.125% 10/1/21 (b)	1,145,000	1,170,763
5.25% 4/15/23	1,045,000	1,068,513
5.5% 10/1/24 (b)	575,000	593,688
6.125% 8/15/19	4,845,000	5,172,038
		8,005,002
Super Retail - 0.2%
Family Tree Escrow LLC 5.75% 3/1/23 (b)	940,000	987,000
Nonconvertible Bonds - continued
	Principal Amount	Value
Technology - 4.2%
ADT Corp.:
4.125% 6/15/23	$ 2,630,000	$ 2,511,650
6.25% 10/15/21	5,110,000	5,493,250
Brocade Communications Systems, Inc. 4.625% 1/15/23	3,320,000	3,270,200
Micron Technology, Inc.:
5.25% 8/1/23 (b)	2,420,000	2,428,470
5.25% 1/15/24 (b)	915,000	905,850
5.5% 2/1/25 (b)	1,100,000	1,094,500
5.625% 1/15/26 (b)	915,000	903,563
5.875% 2/15/22	3,675,000	3,863,344
Nuance Communications, Inc. 5.375% 8/15/20 (b)	4,885,000	4,933,850
Sensata Technologies BV 5% 10/1/25 (b)	945,000	975,713
		26,380,390
Telecommunications - 12.8%
Altice Financing SA:
6.5% 1/15/22 (b)	1,575,000	1,606,500
6.625% 2/15/23 (b)	4,860,000	5,005,800
7.875% 12/15/19 (b)	5,880,000	6,247,794
DigitalGlobe, Inc. 5.25% 2/1/21 (b)	4,990,000	5,027,425
Level 3 Financing, Inc.:
5.125% 5/1/23 (b)	1,350,000	1,346,625
5.375% 5/1/25 (b)	450,000	449,438
MasTec, Inc. 4.875% 3/15/23	4,235,000	4,002,075
Millicom International Cellular SA 6% 3/15/25 (b)	2,380,000	2,409,750
Numericable Group SA:
4.875% 5/15/19 (b)	8,920,000	8,998,050
6% 5/15/22 (b)	2,160,000	2,212,650
6.25% 5/15/24 (b)	2,015,000	2,070,433
Sprint Capital Corp.:
6.875% 11/15/28	4,090,000	3,701,450
8.75% 3/15/32	1,850,000	1,896,250
Sprint Communications, Inc.:
7% 3/1/20 (b)	7,675,000	8,490,469
9% 11/15/18 (b)	8,405,000	9,563,293
T-Mobile U.S.A., Inc.:
6% 3/1/23	1,150,000	1,171,908
6.375% 3/1/25	1,605,000	1,648,319
6.464% 4/28/19	6,045,000	6,241,463
6.5% 1/15/24	920,000	960,250
6.542% 4/28/20	2,765,000	2,916,937
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - continued
T-Mobile U.S.A., Inc.: - continued
6.625% 4/1/23	$ 975,000	$ 1,012,245
Wind Acquisition Finance SA 4.75% 7/15/20 (b)	2,830,000	2,830,000
		79,809,124
Transportation Ex Air/Rail - 1.3%
Navios Maritime Holdings, Inc. 7.375% 1/15/22 (b)	8,660,000	7,967,200
Utilities - 6.0%
Atlantic Power Corp. 9% 11/15/18	3,320,000	3,452,800
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	3,315,000	3,580,200
NRG Energy, Inc. 6.25% 7/15/22	3,285,000	3,405,888
NSG Holdings II, LLC 7.75% 12/15/25 (b)	11,338,361	12,415,506
RJS Power Holdings LLC 5.125% 7/15/19 (b)	6,045,000	5,939,213
The AES Corp.:
4.875% 5/15/23	1,770,000	1,724,644
7.375% 7/1/21	6,440,000	7,166,496
		37,684,747
TOTAL NONCONVERTIBLE BONDS (Cost $507,202,253)		515,497,212
Bank Loan Obligations - 7.9%

Aerospace - 0.2%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (d)	1,521,966	1,520,064
Air Transportation - 0.7%
American Airlines, Inc. Tranche B, term loan 3.75% 10/10/21 (d)	4,465,000	4,492,906
Cable/Satellite TV - 0.8%
Charter Communications Operating LLC Tranche F, term loan 3% 1/3/21 (d)	3,820,956	3,816,180
Numericable LLC:
Tranche B 1LN, term loan 4.5% 5/8/20 (d)	636,428	639,610
Tranche B 2LN, term loan 4.5% 5/8/20 (d)	550,597	553,350
		5,009,140
Containers - 0.3%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (d)	1,696,432	1,704,914
Diversified Financial Services - 0.2%
TransUnion LLC Tranche B, term loan 4% 4/9/21 (d)	1,432,764	1,441,719
Bank Loan Obligations - continued
	Principal Amount	Value
Gaming - 2.1%
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (d)	$ 2,894,462	$ 2,927,024
Las Vegas Sands LLC Tranche B, term loan 3.25% 12/19/20 (d)	8,297,527	8,297,527
Scientific Games Corp. Tranche B 2LN, term loan 6% 10/1/21 (d)	1,655,850	1,674,561
		12,899,112
Healthcare - 0.3%
Concordia Healthcare Corp. Tranche B, term loan 4.75% 4/21/22 (d)	45,000	45,394
Endo Luxembourg Finance I Comp Tranche B, term loan 3.25% 2/28/21 (d)	1,552,882	1,549,000
Kindred Healthcare, Inc. Tranche B, term loan 4.25% 4/9/21 (d)	64,837	64,837
		1,659,231
Leisure - 0.0%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (d)	153,838	153,645
Metals/Mining - 0.8%
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (d)	2,529,365	2,301,722
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (d)	2,900,825	2,617,995
		4,919,717
Services - 0.6%
Garda World Security Corp.:
term loan 4% 11/8/20 (d)	2,803,416	2,799,912
Tranche DD, term loan 4% 11/8/20 (d)	717,153	716,257
		3,516,169
Super Retail - 0.2%
Dollar Tree, Inc. Tranche B, term loan 4.25% 3/9/22 (d)	1,030,000	1,035,150
Technology - 1.0%
Dell International LLC Tranche B, term loan 4.5% 4/29/20 (d)	3,268,102	3,276,272
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (d)	3,135,604	3,131,841
		6,408,113
Bank Loan Obligations - continued
	Principal Amount	Value
Utilities - 0.7%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan 3% 5/3/20 (d)	$ 4,087,363	$ 4,066,926
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (d)	610,923	616,299
		4,683,225
TOTAL BANK LOAN OBLIGATIONS (Cost $49,542,923)		49,443,105
Preferred Securities - 6.2%

Banks & Thrifts - 5.2%
BAC Capital Trust XIV 4% (c)(d)	515,000	421,453
Bank of America Corp.:
6.1% (c)(d)	2,835,000	2,912,847
6.25% (c)(d)	2,030,000	2,099,133
6.5% (c)(d)	2,550,000	2,712,998
Barclays Bank PLC 7.625% 11/21/22	10,410,000	12,548,319
Credit Agricole SA 6.625% (b)(c)(d)	3,285,000	3,342,432
Deutsche Bank AG 7.5% (c)(d)	2,400,000	2,446,093
Goldman Sachs Group, Inc. 5.375% (c)(d)	1,350,000	1,350,230
JPMorgan Chase & Co.:
5.3% (c)(d)	2,685,000	2,685,515
6% (c)(d)	805,000	839,012
6.75% (c)(d)	1,310,000	1,452,653
		32,810,685
Diversified Financial Services - 1.0%
Citigroup, Inc.:
5.875% (c)(d)	3,785,000	3,834,056
6.3% (c)(d)	2,160,000	2,248,265
		6,082,321
TOTAL PREFERRED SECURITIES (Cost $37,034,480)		38,893,006
Money Market Funds - 2.5%
	Shares	Value
Fidelity Cash Central Fund, 0.15% (a) (Cost $15,174,248)	15,174,248	$ 15,174,248
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $608,953,904)		619,007,571
NET OTHER ASSETS (LIABILITIES) - 1.0%		6,405,808
NET ASSETS - 100%		$ 625,413,379
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $242,041,312 or 38.7% of net assets.

(c) Security is perpetual in nature with no stated maturity date.
(d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 24,013
Other Information

The following is a summary of the inputs used, as of April 30, 2015, involving the Fund's assets and liabilities carried at fair value. which are categorized as Level 2. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 515,497,212	$ -	$ 515,497,212	$ -
Bank Loan Obligations	49,443,105	-	49,443,105	-
Preferred Securities	38,893,006	-	38,893,006	-
Money Market Funds	15,174,248	15,174,248	-	-
Total Investments in Securities:	$ 619,007,571	$ 15,174,248	$ 603,833,323	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	71.1%
Canada	4.7%
Luxembourg	4.6%
Bermuda	3.8%
Austria	3.4%
France	2.6%
Cayman Islands	2.2%
United Kingdom	2.0%
Ireland	1.5%
Australia	1.3%
Marshall Islands	1.3%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	April 30, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $593,779,656)	$ 603,833,323
Fidelity Central Funds (cost $15,174,248)	15,174,248
Total Investments (cost $608,953,904)		$ 619,007,571
Cash		2,261,852
Receivable for investments sold		3,856,863
Receivable for fund shares sold		477,432
Interest receivable		8,223,932
Distributions receivable from Fidelity Central Funds		2,921
Prepaid expenses		483
Total assets		633,831,054

Liabilities
Payable for investments purchased	$ 7,412,988
Payable for fund shares redeemed	230,787
Distributions payable	273,839
Accrued management fee	286,228
Other affiliated payables	140,889
Other payables and accrued expenses	72,944
Total liabilities		8,417,675

Net Assets		$ 625,413,379
Net Assets consist of:
Paid in capital		$ 618,342,733
Undistributed net investment income		(1,589,583)
Accumulated undistributed net realized gain (loss) on investments		(1,393,438)
Net unrealized appreciation (depreciation) on investments		10,053,667
Net Assets, for 71,619,089 shares outstanding		$ 625,413,379
Net Asset Value, offering price and redemption price per share ($625,413,379 ÷ 71,619,089 shares)		$ 8.73

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended April 30, 2015

Investment Income
Dividends		$ 1,248,137
Interest		32,243,101
Income from Fidelity Central Funds		24,013
Total income		33,515,251

Expenses
Management fee	$ 3,581,468
Transfer agent fees	1,479,002
Accounting fees and expenses	249,187
Custodian fees and expenses	10,952
Independent trustees' compensation	2,702
Registration fees	30,246
Audit	79,648
Legal	1,761
Interest	798
Miscellaneous	5,223
Total expenses before reductions	5,440,987
Expense reductions	(1,651)	5,439,336
Net investment income (loss)		28,075,915
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		6,987,569
Change in net unrealized appreciation (depreciation) on investment securities		(14,772,280)
Net gain (loss)		(7,784,711)
Net increase (decrease) in net assets resulting from operations		$ 20,291,204

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended April 30, 2015	Year ended April 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 28,075,915	$ 37,582,799
Net realized gain (loss)	6,987,569	24,296,245
Change in net unrealized appreciation (depreciation)	(14,772,280)	(36,142,102)
Net increase (decrease) in net assets resulting from operations	20,291,204	25,736,942
Distributions to shareholders from net investment income	(28,009,244)	(37,144,212)
Distributions to shareholders from net realized gain	(20,450,899)	(28,605,506)
Total distributions	(48,460,143)	(65,749,718)
Share transactions Proceeds from sales of shares	164,187,462	121,063,941
Reinvestment of distributions	42,578,086	56,743,385
Cost of shares redeemed	(307,452,058)	(286,316,444)
Net increase (decrease) in net assets resulting from share transactions	(100,686,510)	(108,509,118)
Redemption fees	115,872	70,066
Total increase (decrease) in net assets	(128,739,577)	(148,451,828)

Net Assets
Beginning of period	754,152,956	902,604,784
End of period (including distributions in excess of net investment income of $1,589,583 and undistributed net investment income of $1,633,504, respectively)	$ 625,413,379	$ 754,152,956
Other Information Shares
Sold	18,654,126	13,244,921
Issued in reinvestment of distributions	4,822,650	6,231,331
Redeemed	(34,581,984)	(31,275,660)
Net increase (decrease)	(11,105,208)	(11,799,408)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 9.12	$ 9.55	$ 9.23	$ 9.42	$ 9.44
Income from Investment Operations
Net investment income (loss) B	.390	.444	.489	.538	.609
Net realized and unrealized gain (loss)	(.116)	(.102)	.402	.045	.351
Total from investment operations	.274	.342	.891	.583	.960
Distributions from net investment income	(.388)	(.438)	(.468)	(.544)	(.593)
Distributions from net realized gain	(.278)	(.335)	(.104)	(.230)	(.390)
Total distributions	(.666)	(.773)	(.572)	(.774)	(.983)
Redemption fees added to paid in capital B	.002	.001	.001	.001	.003
Net asset value, end of period	$ 8.73	$ 9.12	$ 9.55	$ 9.23	$ 9.42
Total ReturnA	3.20%	3.92%	9.99%	6.65%	11.06%
Ratios to Average Net AssetsC, E
Expenses before reductions	.85%	.83%	.81%	.82%	.81%
Expenses net of fee waivers, if any	.85%	.83%	.81%	.82%	.81%
Expenses net of all reductions	.85%	.83%	.81%	.82%	.81%
Net investment income (loss)	4.40%	4.86%	5.23%	5.92%	6.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 625,413	$ 754,153	$ 902,605	$ 941,643	$ 770,459
Portfolio turnover rate D	62%	77%	47%	52%	48%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2015

1. Organization.

Fidelity Focused High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of April 30, 2015 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 17,517,005
Gross unrealized depreciation	(6,966,096)
Net unrealized appreciation (depreciation) on securities	$ 10,550,909

Tax Cost	$ 608,456,662

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$ 10,550,909

The Fund intends to elect to defer to its next fiscal year $1,269,162 of capital losses recognized during the period November 1, 2014 to April 30, 2015.

The tax character of distributions paid was as follows:

	April 30, 2015	April 30, 2014

Ordinary Income	$ 32,703,395	$ 43,205,655
Long-term Capital Gains	15,756,748	22,544,063
Total	$ 48,460,143	$ 65,749,718

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $384,331,413 and $500,311,769, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,045,125.33%		$ 798

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $958 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $873.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $778.

Annual Report

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Focused High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Focused High Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Focused High Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2015, $7,498,615, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $5,309,717 of distributions paid during the period January 1, 2015 to April 30, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

FFH-UANN-0615
1.801605.110
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments April 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Global High Income

Fund - Class A, Class T, and Class C

Annual Report

April 30, 2015

(Fidelity Cover Art)

Class A, Class T,
and Class C are
classes of Fidelity®
Global High Income Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2015	Past 1 year	Life of fund A
Class A (incl. 4.00% sales charge)	-2.11%	4.30%
Class T (incl. 4.00% sales charge)	-2.10%	4.29%
Class C (incl. contingent deferred sales charge) B	0.28%	4.58%

A From May 11, 2011.

B Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global High Income Fund - Class A on May 11, 2011, when the fund started, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM Global High Yield and Emerging Markets Plus Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: Global high-yield bonds posted a roughly break-even return for the 12 months ending April 30, 2015, as positive results from most major regions around the world were tempered by the poor performance of Europe. After a strong start, investors exited the asset class at a record pace in July amid global economic jitters caused partly by credit crises in Argentina and exacerbated by a fairly low supply of U.S. Treasuries. Another sharp drop in September gave way to a rebound in October, as concerns about possible deflation in Europe and recession in Japan led to increased expectations for market intervention overseas. The asset class generally trended lower throughout the rest of 2014, then bounced back early in 2015, as oil prices stabilized and investors increased their appetite for risk. Among the regions that constitute the Fidelity Global High Income Composite IndexSM, Asia performed best, as The BofA Merrill Lynch Asian Dollar High Yield Corporate Constrained Index advanced 6.52%. Emerging-markets debt also fared well, as the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified gained 5.47%. U.S. high-yield bonds rose 2.58%, according to The BofA Merrill LynchSM US High Yield Constrained Index. European debt was by far the worst-performing group, hampered in large part by a declining euro. Accordingly, The BofA Merrill LynchSM Euro High Yield Constrained Index returned -15.20%.

Comments from Lead Portfolio Manager John Carlson: For the year, the fund's share classes handily outperformed the negative result of its primary benchmark, The BofA Merrill LynchSM Global High Yield and Emerging Markets Plus Index, as well as the Fidelity Global High Income Composite IndexSM. Three of the fund's regional subportfolios outpaced their respective benchmarks. As a result, security selection was the primary driver of the fund's performance versus the Composite index. The U.S. high-yield subportfolio was by far the biggest contributor the past year, as it easily topped its benchmark. It achieved strong results via overweightings in utilities and diversified financial services, and an underweighting in energy. Despite a negative absolute return, the European high-yield subportfolio handily surpassed its benchmark and was a notable contributor. Security selection in the Asian debt subportfolio, which produced the biggest absolute gain, also boosted the fund's relative results. Asset allocation also contributed due to the fund's overweighting in the Asian debt sleeve, as well as its underweighting in weak-performing European high yield. Conversely, security selection and an underweighting in the emerging-markets debt subportfolio dampened relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2014 to April 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period* November 1, 2014 to April 30, 2015
Class A	1.25%
Actual		$ 1,000.00	$ 1,012.00	$ 6.24
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.26
Class T	1.25%
Actual		$ 1,000.00	$ 1,012.20	$ 6.24
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.26
Class C	2.00%
Actual		$ 1,000.00	$ 1,008.50	$ 9.96
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Global High Income	1.00%
Actual		$ 1,000.00	$ 1,013.50	$ 4.99
HypotheticalA		$ 1,000.00	$ 1,019.84	$ 5.01
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,013.20	$ 4.99
HypotheticalA		$ 1,000.00	$ 1,019.84	$ 5.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of April 30, 2015
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
TXU Corp.	2.2	1.2
Citigroup, Inc.	1.4	0.9
Rite Aid Corp.	1.2	0.8
GMAC LLC	1.1	1.0
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.	1.0	1.0
	6.9
Top Five Countries as of April 30, 2015
(excluding short-term investments and net other assets)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	46.4	49.9
Cayman Islands	6.9	7.2
Luxembourg	4.9	4.8
United Kingdom	4.0	3.5
Netherlands	3.6	4.0
Top Five Market Sectors as of April 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Banks & Thrifts	11.8	11.3
Energy	11.8	9.2
Telecommunications	10.1	10.7
Homebuilders/Real Estate	7.2	7.0
Diversified Financial Services	6.5	6.9
Quality Diversification (% of fund's net assets)
As of April 30, 2015	As of October 31, 2014
BBB 4.0%	BBB 4.0%
BB 33.3%	BB 37.0%
B 35.5%	B 37.2%
CCC,CC,C 14.2%	CCC,CC,C 13.5%
Not Rated 4.9%	Not Rated 4.3%
Equities 2.1%	Equities 2.1%
Short-Term Investments and Net Other Assets 6.0%	Short-Term Investments and Net Other Assets 1.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of April 30, 2015*		As of October 31, 2014**
	Corporate Bonds 83.8%		Corporate Bonds 86.5%
	Stocks 2.1%		Stocks 2.1%
	Preferred Securities 5.7%		Preferred Securities 6.4%
	Bank Loan Obligations 2.4%		Bank Loan Obligations 3.1%
	Short-Term Investments and Net Other Assets (Liabilities) 6.0%		Short-Term Investments and Net Other Assets (Liabilities) 1.9%
* Foreign investments	47.6%	** Foreign investments	48.2%

Annual Report

Investments April 30, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 83.8%
		Principal Amount (d)	Value
Aerospace - 0.2%
KLX, Inc. 5.875% 12/1/22 (e)		$ 80,000	$ 80,600
TransDigm, Inc. 6.5% 7/15/24		225,000	228,341
			308,941
Air Transportation - 0.3%
Aeropuertos Argentina 2000 SA 10.75% 12/1/20 (Reg. S)		322,000	341,320
Continental Airlines, Inc. 6.125% 4/29/18		55,000	58,300
United Continental Holdings, Inc. 6.375% 6/1/18		45,000	47,813
			447,433
Automotive - 0.8%
Fiat Industrial Finance Europe SA 6.25% 3/9/18	EUR	100,000	125,208
PT Gadjah Tunggal Tbk 7.75% 2/6/18 (Reg. S)		200,000	196,750
Schaeffler Finance BV 3.5% 5/15/22 (Reg. S)	EUR	100,000	115,654
Schaeffler Holding Finance BV 6.875% 8/15/18 (Reg. S) (h)	EUR	100,000	117,248
Tenedora Nemak SA de CV 5.5% 2/28/23 (e)		550,000	577,555
			1,132,415
Automotive & Auto Parts - 1.0%
American Tire Distributors, Inc. 10.25% 3/1/22 (e)		95,000	99,513
Chassix, Inc. 9.25% 8/1/18 (c)(e)		90,000	75,150
Dana Holding Corp. 6% 9/15/23		200,000	212,500
Fiat Finance & Trade Ltd. SA 7.375% 7/9/18	EUR	300,000	386,541
Schaeffler Holding Finance BV 6.75% 11/15/22 pay-in-kind (e)(h)		45,000	49,219
Tata Motors Ltd. 5.75% 10/30/24 (Reg. S)		200,000	210,624
ZF North America Capital, Inc. 4.5% 4/29/22 (e)		340,000	339,363
			1,372,910
Banks & Thrifts - 8.3%
Ally Financial, Inc. 7.5% 9/15/20		199,000	233,109
Banco Espirito Santo SA 5.875% 11/9/15	EUR	200,000	225,581
Bank of Baroda (London) 6.625% 5/25/22 (h)		200,000	208,119
Bank of Ceylon 5.325% 4/16/18 (Reg. S)		200,000	199,000
Bank of India - London Branch 6.625% 9/22/21 (h)		200,000	203,948
Bank of Ireland 10% 12/19/22	EUR	200,000	307,696
BBVA Bancomer SA 7.25% 4/22/20 (e)		550,000	621,500
BBVA Colombia SA 4.875% 4/21/25 (e)		300,000	302,625
BBVA Paraguay SA 9.75% 2/11/16 (e)		400,000	418,462
Canara Bank Ltd. 6.365% 11/28/21 (h)		100,000	102,246
Commerzbank AG 7.75% 3/16/21	EUR	200,000	283,563
FBN Finance Co. BV 8.25% 8/7/20 (e)(h)		200,000	190,500
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Banks & Thrifts - continued
Finansbank A/S 6.25% 4/30/19 (e)		$ 200,000	$ 203,512
General Motors Acceptance Corp. 8% 11/1/31		257,000	337,152
Georgia Bank Joint Stock Co. 7.75% 7/5/17 (e)		650,000	677,950
GMAC LLC:
8% 12/31/18		30,000	33,900
8% 11/1/31		1,195,000	1,499,725
GTB Finance BV 6% 11/8/18 (e)		400,000	386,080
HBOS PLC 4.5% 3/18/30 (h)	EUR	300,000	391,153
HSBK BV 7.25% 5/3/17 (e)		200,000	205,572
ICICI Bank Ltd. 6.375% 4/30/22 (Reg. S) (h)		100,000	104,250
Itau Unibanco Holding SA 6.2% 12/21/21 (e)		550,000	594,000
JSC Halyk Bank of Kazakhstan 7.25% 1/28/21 (e)		600,000	612,900
National Savings Bank 8.875% 9/18/18 (Reg. S)		200,000	217,000
Ocwen Financial Corp. 6.625% 5/15/19 (e)		50,000	46,375
Royal Bank of Scotland Group PLC:
5.125% 5/28/24		487,000	503,188
6% 12/19/23		410,000	449,213
Turkiye Garanti Bankasi A/S 4.75% 10/17/19 (e)		400,000	403,424
Turkiye Halk Bankasi A/S 3.875% 2/5/20 (e)		200,000	191,468
UT2 Funding PLC 5.321% 6/30/16 (c)	EUR	50,000	57,265
Yapi ve Kredi Bankasi A/S 4% 1/22/20 (e)		400,000	385,400
Zenith Bank PLC 6.25% 4/22/19 (e)		600,000	576,000
			11,171,876
Broadcasting - 1.1%
AMC Networks, Inc.:
4.75% 12/15/22		100,000	101,875
7.75% 7/15/21		5,000	5,450
Clear Channel Communications, Inc. 5.5% 12/15/16		190,000	183,350
iHeartCommunications, Inc. 10.625% 3/15/23 (e)		35,000	35,613
Ottawa Holdings Pte Ltd. 5.875% 5/16/18 (Reg. S)		200,000	170,000
Polish Television Holding BV 11% 1/15/21 pay-in-kind (Reg. S) (h)	EUR	200,000	267,800
TV Azteca SA de CV:
7.5% 5/25/18 (Reg. S)		550,000	565,125
7.625% 9/18/20 (Reg S.)		200,000	212,500
			1,541,713
Building Materials - 2.2%
Alam Synergy Pte. Ltd. 6.95% 3/27/20 (Reg. S)		200,000	194,000
American Builders & Contractors Supply Co., Inc. 5.625% 4/15/21 (e)		70,000	72,100
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Building Materials - continued
CEMEX Finance LLC:
5.25% 4/1/21 (Reg. S)	EUR	100,000	$ 117,619
6% 4/1/24 (Reg. S)		300,000	307,680
CEMEX S.A.B. de CV 5.2731% 9/30/15 (e)(h)		345,000	345,449
Elementia S.A.B. de CV 5.5% 1/15/25 (e)		400,000	398,000
HeidelbergCement Finance BV 9.5% 12/15/18 (Reg. S)	EUR	100,000	145,162
HMAN Finance Sub Corp. 6.375% 7/15/22 (e)		100,000	100,000
Modern Land China Co. Ltd. 13.875% 11/4/18 (Reg. S)		100,000	97,000
Nortek, Inc. 8.5% 4/15/21		120,000	129,600
Titan Global Finance PLC 4.25% 7/10/19 (Reg. S)	EUR	300,000	316,880
Union Andina de Cementos SAA 5.875% 10/30/21 (Reg. S)		350,000	356,125
USG Corp.:
5.875% 11/1/21 (e)		50,000	53,625
9.75% 1/15/18		135,000	156,263
West China Cement Ltd. 6.5% 9/11/19		200,000	199,731
			2,989,234
Cable/Satellite TV - 3.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.75% 1/15/24		765,000	774,563
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (e)		45,000	47,419
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (e)		255,000	255,370
DISH DBS Corp. 5% 3/15/23		670,000	634,825
Lynx II Corp. 6.375% 4/15/23 (e)		200,000	210,500
Numericable Group SA 5.375% 5/15/22 (Reg. S)	EUR	150,000	176,007
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (e)		210,000	224,963
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
3.5% 1/15/27 (Reg. S)	EUR	100,000	111,724
5.5% 9/15/22 (Reg. S)	EUR	360,000	434,583
5.5% 1/15/23 (e)		200,000	209,250
UPCB Finance V Ltd. 7.25% 11/15/21 (e)		150,000	162,938
UPCB Finance VI Ltd. 6.875% 1/15/22 (e)		150,000	161,250
VTR Finance BV 6.875% 1/15/24 (e)		800,000	827,760
			4,231,152
Capital Goods - 0.4%
AECOM Technology Corp.:
5.75% 10/15/22 (e)		95,000	98,325
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Capital Goods - continued
AECOM Technology Corp.: - continued
5.875% 10/15/24 (e)		$ 80,000	$ 82,871
Norcell Sweden Holding 2 AB 10.75% 9/29/19 (Reg. S)	EUR	65,000	79,930
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (e)		180,000	148,500
Zoomlion HK SPV Co. Ltd. 6.125% 12/20/22 (Reg. S)		200,000	175,000
			584,626
Chemicals - 1.6%
Chemtura Corp. 5.75% 7/15/21		115,000	118,881
Evolution Escrow Issuer LLC 7.5% 3/15/22 (e)		105,000	106,313
INEOS Group Holdings SA 5.75% 2/15/19 (Reg. S)	EUR	250,000	287,379
Kerling PLC 10.625% 2/1/17 (Reg. S)	EUR	200,000	229,623
LSB Industries, Inc. 7.75% 8/1/19		85,000	90,525
OCP SA 5.625% 4/25/24 (e)		200,000	214,062
PolyOne Corp. 5.25% 3/15/23		250,000	260,625
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.:
6.75% 5/1/22 (e)(g)		200,000	202,750
8.75% 2/1/19		440,000	464,754
U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV 7.375% 5/1/21 (e)		150,000	162,750
W.R. Grace & Co. - Conn 5.625% 10/1/24 (e)		55,000	59,125
			2,196,787
Consumer Products - 0.6%
Prestige Brands, Inc.:
5.375% 12/15/21 (e)		320,000	324,000
8.125% 2/1/20		25,000	26,875
Revlon Consumer Products Corp. 5.75% 2/15/21		415,000	415,000
Spectrum Brands Holdings, Inc. 6.375% 11/15/20		45,000	47,700
			813,575
Containers - 1.1%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (e)(h)		208,768	216,108
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
6% 6/30/21 (e)		245,000	248,675
7% 11/15/20 (e)		35,294	36,088
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (e)		65,000	56,550
OI European Group BV 6.75% 9/15/20 (Reg. S)	EUR	200,000	268,923
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Containers - continued
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20		$ 455,000	$ 475,475
SGD Group SA 5.625% 5/15/19 (Reg S.)	EUR	100,000	115,665
Tekni-Plex, Inc. 9.75% 6/1/19 (e)		84,000	90,090
			1,507,574
Diversified Financial Services - 4.5%
Aircastle Ltd. 5.125% 3/15/21		395,000	414,237
Arrow Global Finance PLC 5.29% 11/1/21 (h)	EUR	200,000	226,142
Boing Group Financing PLC 6.625% 7/15/19 (Reg. S)	EUR	100,000	110,042
CIT Group, Inc.:
5% 8/15/22		270,000	278,100
5% 8/1/23		440,000	449,625
Comcel Trust 6.875% 2/6/24 (e)		400,000	429,000
Credito Real S.A.B. de CV 7.5% 3/13/19 (e)		400,000	422,000
GCS Holdco Finance I SA 6.5% 11/15/18 (Reg. S)	EUR	100,000	117,478
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875% 2/1/22		530,000	547,835
International Lease Finance Corp.:
5.875% 8/15/22		475,000	535,563
8.625% 1/15/22		555,000	709,013
International Personal Finance PLC 11.5% 8/6/15	EUR	360,000	412,996
SLM Corp.:
5.5% 1/25/23		320,000	308,000
6.125% 3/25/24		420,000	407,925
8% 3/25/20		190,000	211,850
UPCB Finance Ltd. 6.375% 7/1/20 (Reg. S)	EUR	127,000	148,306
Verisure Holding AB 8.75% 9/1/18 (Reg. S)	EUR	300,000	359,108
			6,087,220
Diversified Media - 0.3%
Lamar Media Corp. 5.875% 2/1/22		55,000	58,163
MDC Partners, Inc. 6.75% 4/1/20 (e)		30,000	30,450
National CineMedia LLC:
6% 4/15/22		300,000	310,500
7.875% 7/15/21		35,000	36,967
Outfront Media Capital LLC / Corp. 5.625% 2/15/24 (e)		25,000	25,938
			462,018
Energy - 11.1%
Afren PLC 10.25% 4/8/19 (e)		293,000	125,990
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Energy - continued
American Energy-Permian Basin LLC/ AEPB Finance Corp.:
6.7521% 8/1/19 (e)(h)		$ 215,000	$ 161,250
7.125% 11/1/20 (e)		290,000	213,150
7.375% 11/1/21 (e)		190,000	140,125
Antero Resources Corp.:
5.125% 12/1/22		420,000	417,900
5.625% 6/1/23 (e)		80,000	81,700
Areva SA 4.875% 9/23/24	EUR	200,000	243,097
California Resources Corp.:
5.5% 9/15/21		320,000	303,200
6% 11/15/24		55,000	51,700
Carrizo Oil & Gas, Inc. 6.25% 4/15/23		55,000	55,963
Chesapeake Energy Corp. 5.375% 6/15/21		430,000	412,800
China Oil & Gas Group Ltd. 5% 5/7/20 (Reg. S)		200,000	195,565
Citgo Holding, Inc. 10.75% 2/15/20 (e)		155,000	163,758
Clayton Williams Energy, Inc. 7.75% 4/1/19		225,000	215,438
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.125% 3/1/22		175,000	180,688
Diamondback Energy, Inc. 7.625% 10/1/21		195,000	211,088
EDC Finance Ltd. 4.875% 4/17/20 (e)		400,000	356,000
Endeavor Energy Resources LP/EER Finance, Inc. 8.125% 9/15/23 (e)		25,000	25,938
Energy Transfer Equity LP 7.5% 10/15/20		30,000	33,750
Energy XXI Gulf Coast, Inc. 11% 3/15/20 (e)		110,000	105,050
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 9/1/22		110,000	115,500
Everest Acquisition LLC/Everest Acquisition Finance, Inc. 9.375% 5/1/20		390,000	417,300
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22		250,000	243,750
Forum Energy Technologies, Inc. 6.25% 10/1/21		135,000	127,575
Genesis Energy LP/Genesis Energy Finance Corp. 5.75% 2/15/21		95,000	94,288
Gibson Energy, Inc. 6.75% 7/15/21 (e)		370,000	385,207
Gulfmark Offshore, Inc. 6.375% 3/15/22		340,000	268,600
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (e)		320,000	310,400
7.625% 4/15/21 (e)		10,000	10,450
Indo Energy Finance II BV 6.375% 1/24/23		200,000	131,000
Kosmos Energy Ltd. 7.875% 8/1/21 (e)		200,000	194,000
Laredo Petroleum, Inc.:
5.625% 1/15/22		340,000	342,125
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Energy - continued
Laredo Petroleum, Inc.: - continued
6.25% 3/15/23		$ 105,000	$ 108,675
MIE Holdings Corp. 6.875% 2/6/18 (Reg S.)		100,000	77,422
Oasis Petroleum, Inc. 6.875% 3/15/22		45,000	45,788
Offshore Group Investment Ltd.:
7.125% 4/1/23		530,000	339,200
7.5% 11/1/19		560,000	369,600
Pacific Drilling V Ltd. 7.25% 12/1/17 (e)		380,000	351,500
Pacific Rubiales Energy Corp. 7.25% 12/12/21 (e)		775,000	612,250
Pan American Energy LLC 7.875% 5/7/21 (e)		750,000	786,563
Puma International Financing SA 6.75% 2/1/21 (Reg. S)		200,000	208,000
Rice Energy, Inc. 7.25% 5/1/23 (e)		40,000	41,600
Rose Rock Midstream LP/ Rose Rock Finance Corp. 5.625% 7/15/22		125,000	125,000
Rosetta Resources, Inc.:
5.625% 5/1/21		225,000	225,281
5.875% 6/1/24		140,000	138,950
RSP Permian, Inc. 6.625% 10/1/22 (e)		75,000	77,850
Sabine Pass Liquefaction LLC 5.625% 2/1/21		760,000	777,351
SemGroup Corp. 7.5% 6/15/21		370,000	388,500
Sibur Securities Ltd. 3.914% 1/31/18 (e)		250,000	227,500
Summit Midstream Holdings LLC 7.5% 7/1/21		100,000	104,000
Sunoco LP / Sunoco Finance Corp. 6.375% 4/1/23 (e)		60,000	62,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5% 1/15/18 (e)		305,000	316,438
6.375% 8/1/22		60,000	63,300
Teine Energy Ltd. 6.875% 9/30/22 (e)		80,000	79,400
TerraForm Power Operating LLC 5.875% 2/1/23 (e)		55,000	57,338
Transocean, Inc.:
6% 3/15/18		130,000	129,675
6.375% 12/15/21		340,000	299,625
Transportadora de Gas del Sur SA 9.625% 5/14/20 (e)		524,847	537,968
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23 (e)		40,000	41,600
Western Refining, Inc. 6.25% 4/1/21		105,000	106,050
Yingde Gases Investment Ltd. 8.125% 4/22/18 (Reg. S)		100,000	93,784
YPF SA:
8.5% 7/28/25 (e)		400,000	406,660
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Energy - continued
YPF SA: - continued
8.875% 12/19/18 (e)		$ 605,000	$ 639,031
Zhaikmunai International BV 7.125% 11/13/19 (e)		800,000	754,000
			14,926,644
Entertainment/Film - 0.4%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22		160,000	165,600
5.625% 2/15/24		55,000	57,269
Cinemark U.S.A., Inc. 7.375% 6/15/21		15,000	16,050
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (e)		170,000	175,525
Regal Entertainment Group 5.75% 6/15/23		70,000	71,050
			485,494
Environmental - 0.3%
Clean Harbors, Inc.:
5.125% 6/1/21		100,000	102,000
5.25% 8/1/20		110,000	113,300
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (e)		200,000	205,000
			420,300
Food & Drug Retail - 1.5%
Pinnacle Merger Sub, Inc. 9.5% 10/1/23 (e)		102,000	115,133
Rite Aid Corp.:
6.875% 12/15/28 (e)		705,000	796,650
7.7% 2/15/27		711,000	851,423
Tesco Corporate Treasury Services PLC 2.5% 7/1/24 (Reg. S)	EUR	200,000	220,466
			1,983,672
Food/Beverage/Tobacco - 2.7%
Agrokor d.d. 9.875% 5/1/19 (Reg. S)	EUR	100,000	120,942
ESAL GmbH 6.25% 2/5/23 (e)		155,000	153,404
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (e)		265,000	278,581
Gruma S.A.B. de CV 4.875% 12/1/24 (e)		500,000	531,500
H.J. Heinz Finance Co. 7.125% 8/1/39 (e)		800,000	1,075,000
JBS Investments GmbH 7.25% 4/3/24 (e)		210,000	217,350
Minerva Luxmbourg SA 7.75% 1/31/23 (e)		600,000	598,500
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Food/Beverage/Tobacco - continued
Post Holdings, Inc. 6.75% 12/1/21 (e)		$ 370,000	$ 374,255
R&R Ice Cream PLC 9.25% 5/15/18 pay-in-kind (Reg. S) (h)	EUR	250,000	282,818
			3,632,350
Gaming - 1.8%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22 (e)		405,000	321,975
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (e)		130,000	137,150
Graton Economic Development Authority 9.625% 9/1/19 (e)		135,000	147,319
MGM Mirage, Inc. 8.625% 2/1/19		315,000	362,644
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 11% 10/1/21		305,000	271,450
Scientific Games Corp. 10% 12/1/22 (e)		130,000	120,575
Studio City Finance Ltd. 8.5% 12/1/20 (e)		750,000	757,500
Wynn Macau Ltd. 5.25% 10/15/21 (e)		300,000	281,250
			2,399,863
Healthcare - 4.9%
Acadia Healthcare Co., Inc. 5.625% 2/15/23 (e)		45,000	46,013
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.:
6% 10/15/21		85,000	97,362
7.75% 2/15/19		195,000	202,556
Cerba European Lab SAS 7% 2/1/20 (Reg. S)	EUR	200,000	237,860
Concordia Healthcare Corp. 7% 4/15/23 (e)		40,000	40,600
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21		40,000	41,200
DaVita HealthCare Partners, Inc. 5% 5/1/25		145,000	144,728
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6% 2/1/25 (e)		200,000	205,125
FMC Finance VII SA 5.25% 2/15/21	EUR	50,000	67,175
Fresenius U.S. Finance II, Inc. 8.75% 7/15/15 (Reg. S)	EUR	100,000	114,017
Grifols Worldwide Operations Ltd. 5.25% 4/1/22 (e)		315,000	322,088
HCA Holdings, Inc.:
5% 3/15/24		185,000	196,600
5.875% 3/15/22		424,000	474,350
6.5% 2/15/20		245,000	279,300
7.5% 2/15/22		180,000	210,600
HealthSouth Corp. 5.75% 11/1/24		100,000	105,500
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (e)(h)		45,000	45,450
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Healthcare - continued
Kindred Escrow Corp. II:
8% 1/15/20 (e)		$ 105,000	$ 113,274
8.75% 1/15/23 (e)		105,000	116,813
Labco S.A.S. 8.5% 1/15/18 (Reg. S)	EUR	100,000	117,843
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875% 4/15/20 (e)		40,000	40,650
Par Pharmaceutical Companies, Inc. 7.375% 10/15/20		60,000	64,125
Polymer Group, Inc. 6.875% 6/1/19 (e)		100,000	95,000
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		155,000	163,525
5.5% 2/1/21		120,000	127,500
Tenet Healthcare Corp. 8.125% 4/1/22		655,000	714,769
Valeant Pharmaceuticals International:
5.5% 3/1/23 (e)		115,000	116,438
5.625% 12/1/21 (e)		155,000	159,263
6.75% 8/15/21 (e)		40,000	41,900
7.25% 7/15/22 (e)		25,000	26,656
7.5% 7/15/21 (e)		473,000	513,205
VRX Escrow Corp.:
5.375% 3/15/20 (e)		195,000	199,997
5.875% 5/15/23 (e)		520,000	533,650
6.125% 4/15/25 (e)		205,000	211,534
VWR Funding, Inc. 7.25% 9/15/17		340,000	355,300
			6,541,966
Homebuilders/Real Estate - 6.8%
Agile Property Holdings Ltd. 8.875% 4/28/17 (Reg. S)		300,000	305,844
Aldesa Financial Services SA 7.25% 4/1/21 (Reg. S)	EUR	150,000	153,269
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (e)		405,000	382,725
Beazer Homes U.S.A., Inc. 7.25% 2/1/23		140,000	136,500
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (e)		85,000	89,038
CBRE Group, Inc. 5% 3/15/23		770,000	800,800
Cementos Progreso Trust 7.125% 11/6/23 (e)		400,000	432,000
Central China Real Estate Ltd. 6.5% 6/4/18 (Reg.S)		200,000	194,180
China Aoyuan Property Group Ltd. 11.25% 1/17/19 (Reg. S)		200,000	195,988
China South City Holdings Ltd. 8.25% 1/29/19 (Reg. S)		100,000	96,060
CIFI Holdings Group Co. Ltd. 8.875% 1/27/19 (Reg. S)		200,000	205,998
Communications Sales & Leasing, Inc. 6% 4/15/23 (e)		40,000	40,160
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Homebuilders/Real Estate - continued
Country Garden Holdings Co. Ltd. 7.25% 4/4/21 (Reg. S)		$ 400,000	$ 413,000
Evergrande Real Estate Group Ltd.:
8.75% 10/30/18 (Reg. S)		200,000	184,500
12% 2/17/20		300,000	300,150
Fantasia Holdings Group Co. Ltd. 10.625% 1/23/19 (Reg. S)		200,000	180,595
Future Land Development Holding Ltd. 10.25% 1/31/18 (Reg. S)		100,000	102,250
Glorious Property Holdings Ltd. 13.25% 3/4/18 (Reg. S)		100,000	54,000
Howard Hughes Corp. 6.875% 10/1/21 (e)		280,000	295,400
Inversiones y Representaciones SA:
8.5% 2/2/17 (Reg. S)		15,000	15,188
11.5% 7/20/20 (Reg. S)		105,000	119,700
KWG Property Holding Ltd.:
8.25% 8/5/19 (Reg. S)		200,000	195,832
8.975% 1/14/19 (Reg. S)		200,000	199,000
Logan Property Holdings Co. Ltd. 11.25% 6/4/19 (Reg. S)		200,000	201,605
Longfor Properties Co. Ltd. 6.75% 1/29/23 (Reg S.)		200,000	200,962
Modernland Overseas Pte Ltd. 11% 10/25/16 (Reg. S)		200,000	210,000
Oceanwide Real Estate International Holding Co. Ltd. 11.75% 9/8/19 (Reg. S)		100,000	104,750
Odebrecht Finance Ltd. 4.375% 4/25/25 (e)		200,000	172,000
Powerlong Real Estate Holding Ltd. 11.25% 1/25/18 (Reg. S)		100,000	99,077
Realogy Group LLC/Realogy Co.-Issuer Corp. 4.5% 4/15/19 (e)		340,000	345,814
Ryland Group, Inc. 5.375% 10/1/22		55,000	55,963
Shea Homes Ltd. Partnershp/Corp.:
5.875% 4/1/23 (e)		30,000	30,822
6.125% 4/1/25 (e)		30,000	30,750
Shimao Property Holdings Ltd.:
8.125% 1/22/21 (Reg. S)		200,000	209,000
8.375% 2/10/22 (Reg. S)		200,000	207,500
SOHO China Ltd. 7.125% 11/7/22 (Reg. S)		200,000	204,500
Sunac China Holdings Ltd. 12.5% 10/16/17 (Reg. S)		200,000	215,050
Times Property Holdings Ltd. 12.625% 3/21/19 (Reg. S)		200,000	211,776
Trillion Chance Ltd. 8.5% 1/10/19		400,000	384,029
Weekley Homes LLC/Weekley Finance Corp. 6% 2/1/23		90,000	86,400
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Homebuilders/Real Estate - continued
William Lyon Homes, Inc.:
5.75% 4/15/19		$ 90,000	$ 91,125
7% 8/15/22		160,000	166,800
8.5% 11/15/20		215,000	233,275
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. 6.75% 12/15/21 (e)		265,000	253,075
Wuzhou International Holdings Ltd. 13.75% 9/26/18 (Reg. S)		100,000	99,150
Yuzhou Properties Co. 8.75% 10/4/18 (Reg. S)		200,000	199,000
			9,104,600
Hotels - 0.3%
Choice Hotels International, Inc. 5.75% 7/1/22		45,000	49,275
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21		380,000	400,900
			450,175
Insurance - 0.2%
Assicurazioni Generali SpA 10.125% 7/10/42 (h)	EUR	100,000	158,755
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (e)		140,000	144,200
			302,955
Leisure - 0.1%
24 Hour Holdings III LLC 8% 6/1/22 (e)		100,000	88,500
Metals/Mining - 2.3%
Abja Investment Co. Pte Ltd. 5.95% 7/31/24 (Reg. S)		200,000	207,212
Alpha Natural Resources, Inc.:
6.25% 6/1/21		295,000	56,050
9.75% 4/15/18		210,000	71,400
Bluescope Steel Ltd./Bluescope Steel Finance 7.125% 5/1/18 (e)		50,000	51,994
Compania Minera Ares SAC 7.75% 1/23/21 (e)		200,000	203,190
Favor Sea Ltd. 11.75% 2/4/19 (Reg. S)		100,000	97,500
Gold Fields Orogen Holding BVI Ltd. 4.875% 10/7/20 (e)		625,000	564,063
Mongolian Mining Corp. 8.875% 3/29/17 (Reg. S)		100,000	76,500
Murray Energy Corp. 11.25% 4/15/21 (e)		195,000	198,413
Nord Gold NV 6.375% 5/7/18 (e)		200,000	193,000
Peabody Energy Corp.:
6.25% 11/15/21		135,000	81,000
10% 3/15/22 (e)		85,000	71,825
Prince Mineral Holding Corp. 11.5% 12/15/19 (e)		55,000	52,869
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (e)		115,000	115,000
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Metals/Mining - continued
Southern Copper Corp. 7.5% 7/27/35		$ 250,000	$ 287,125
Vedanta Resources PLC:
8.25% 6/7/21 (Reg. S)		200,000	199,000
9.5% 7/18/18 (Reg. S)		200,000	207,500
Walter Energy, Inc.:
9.5% 10/15/19 (e)		225,000	143,438
12% 4/1/20 pay-in-kind (e)(h)		175,100	19,290
Yancoal International Resources Development Co. Ltd. 5.73% 5/16/22 (Reg. S)		200,000	182,886
			3,079,255
Paper - 0.4%
Smurfit Kappa Acquisitions 3.25% 6/1/21 (Reg. S)	EUR	400,000	478,379
Publishing/Printing - 0.8%
Cenveo Corp. 6% 8/1/19 (e)		145,000	134,850
Griffey Intermediate, Inc./Griffey Finance Sub LLC 7% 10/15/20 (e)		485,000	283,725
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21		285,000	315,638
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (e)(h)		345,000	353,625
			1,087,838
Restaurants - 0.2%
Landry's Acquisition Co. 9.375% 5/1/20 (e)		105,000	112,350
Landry's Holdings II, Inc. 10.25% 1/1/18 (e)		125,000	130,313
			242,663
Services - 2.9%
Ahern Rentals, Inc. 9.5% 6/15/18 (e)		60,000	64,740
APX Group, Inc.:
6.375% 12/1/19		450,000	448,875
8.75% 12/1/20		705,000	650,363
Audatex North America, Inc. 6% 6/15/21 (e)		385,000	397,632
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (e)		95,000	96,910
FTI Consulting, Inc. 6% 11/15/22		205,000	218,325
Garda World Security Corp.:
7.25% 11/15/21 (e)		100,000	99,500
7.25% 11/15/21 (e)		35,000	34,825
Hertz Corp. 6.25% 10/15/22		105,000	108,675
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (e)		215,000	184,900
Laureate Education, Inc. 10% 9/1/19 (e)		920,000	897,000
NES Rentals Holdings, Inc. 7.875% 5/1/18 (e)		70,000	71,750
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Services - continued
SMCP S.A.S. 8.875% 6/15/20 (Reg. S)	EUR	150,000	$ 182,963
TMS International Corp. 7.625% 10/15/21 (e)		55,000	55,000
TransUnion Holding Co., Inc.:
8.125% 6/15/18 pay-in-kind (h)		155,000	158,100
9.625% 6/15/18 pay-in-kind (h)		90,000	90,675
United Rentals North America, Inc.:
4.625% 7/15/23		75,000	76,032
5.5% 7/15/25		60,000	60,783
			3,897,048
Steel - 1.2%
Cliffs Natural Resources, Inc. 8.25% 3/31/20 (e)		90,000	88,200
Evraz, Inc. NA Canada 7.5% 11/15/19 (e)		200,000	195,600
JMC Steel Group, Inc. 8.25% 3/15/18 (e)		710,000	592,673
Metinvest BV 10.25% 5/20/15 (e)		100,000	70,000
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17		270,000	274,914
11.25% 10/15/18		134,000	136,010
TMK Capital SA 7.75% 1/27/18		200,000	190,400
			1,547,797
Super Retail - 0.9%
Academy Ltd./Academy Finance Corp. 9.25% 8/1/19 (e)		20,000	21,250
Family Tree Escrow LLC:
5.25% 3/1/20 (e)		30,000	31,425
5.75% 3/1/23 (e)		140,000	147,000
JC Penney Corp., Inc.:
5.65% 6/1/20		260,000	229,450
5.75% 2/15/18		80,000	77,600
7.4% 4/1/37		85,000	68,000
Maoye International Holdings Ltd. 7.75% 5/19/17 (Reg. S)		200,000	198,310
MPM Global Pte Ltd. 6.75% 9/19/19 (Reg. S)		100,000	98,726
Parkson Retail Group Ltd. 4.5% 5/3/18 (Reg. S)		200,000	185,081
Sally Holdings LLC 6.875% 11/15/19		35,000	37,013
Sonic Automotive, Inc.:
5% 5/15/23		40,000	39,900
7% 7/15/22		105,000	113,925
			1,247,680
Technology - 2.7%
Activision Blizzard, Inc. 6.125% 9/15/23 (e)		260,000	286,489
ADT Corp. 6.25% 10/15/21		235,000	252,625
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Technology - continued
Balboa Merger Sub, Inc. 11.375% 12/1/21 (e)		$ 85,000	$ 86,700
BCP Singapore VI Cayman Financing Co. Ltd. 8% 4/15/21 (e)		200,000	197,500
BMC Software Finance, Inc. 8.125% 7/15/21 (e)		285,000	261,488
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (e)(h)		330,000	270,600
Brocade Communications Systems, Inc. 4.625% 1/15/23		135,000	132,975
CDW LLC/CDW Finance Corp. 6% 8/15/22		255,000	274,763
China Automation Group Ltd. 7.75% 4/20/16		200,000	200,000
Entegris, Inc. 6% 4/1/22 (e)		70,000	73,150
First Data Corp.:
11.25% 1/15/21		348,000	391,500
11.75% 8/15/21		94,000	107,865
Global A&T Electronics Ltd. 10% 2/1/19 (e)		300,000	288,000
Global Cash Access, Inc. 10% 1/15/22 (e)		35,000	33,163
Lucent Technologies, Inc. 6.45% 3/15/29		250,000	279,375
Pacific Emerald Pte Ltd. 9.75% 7/25/18 (Reg. S)		200,000	212,500
Project Homestake Merger Corp. 8.875% 3/1/23 (e)		50,000	50,563
Quad/Graphics, Inc. 7% 5/1/22		80,000	77,048
Sensata Technologies BV 4.875% 10/15/23 (e)		120,000	124,500
			3,600,804
Telecommunications - 9.8%
Alcatel-Lucent U.S.A., Inc. 6.75% 11/15/20 (e)		150,000	161,625
Altice Financing SA 6.625% 2/15/23 (e)		200,000	206,000
Altice Finco SA 8.125% 1/15/24 (e)		200,000	210,500
Altice SA:
7.625% 2/15/25 (e)		200,000	202,260
7.75% 5/15/22 (e)		485,000	489,855
Banglalink Digital Communications Ltd. 8.625% 5/6/19 (e)		400,000	416,000
Broadview Networks Holdings, Inc. 10.5% 11/15/17		187,500	176,250
Columbus International, Inc. 7.375% 3/30/21 (e)		325,000	353,844
Digicel Group Ltd.:
6% 4/15/21 (Reg. S)		200,000	194,142
7% 2/15/20 (e)		200,000	204,000
8.25% 9/30/20 (e)		675,000	696,195
DigitalGlobe, Inc. 5.25% 2/1/21 (e)		205,000	206,538
Eileme 2 AB 11.625% 1/31/20 (e)		220,000	246,290
FairPoint Communications, Inc. 8.75% 8/15/19 (e)		245,000	262,150
GCI, Inc. 6.875% 4/15/25 (e)		85,000	87,125
GCX Ltd. 7% 8/1/19 (Reg. S)		200,000	202,271
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Telecommunications - continued
Hellenic Telecommunications Organization SA 3.5% 7/9/20	EUR	250,000	$ 254,045
Intelsat Jackson Holdings SA:
5.5% 8/1/23		165,000	155,306
6.625% 12/15/22 (Reg. S)		345,000	340,688
Intelsat Luxembourg SA 8.125% 6/1/23		285,000	260,863
Level 3 Communications, Inc.:
5.75% 12/1/22		120,000	123,074
8.875% 6/1/19		55,000	57,613
Millicom International Cellular SA 6.625% 10/15/21 (e)		200,000	212,750
MTS International Funding Ltd.:
5% 5/30/23 (e)		350,000	313,425
8.625% 6/22/20 (e)		450,000	488,808
Numericable Group SA 6% 5/15/22 (e)		755,000	773,403
Portugal Telecom International Finance BV 4.625% 5/8/20 (Reg. S)	EUR	100,000	111,899
SBA Communications Corp. 4.875% 7/15/22 (e)		305,000	301,569
Sprint Capital Corp.:
6.875% 11/15/28		205,000	185,525
6.9% 5/1/19		615,000	633,345
8.75% 3/15/32		175,000	179,375
Sprint Corp.:
7.125% 6/15/24		165,000	158,606
7.875% 9/15/23		530,000	531,988
T-Mobile U.S.A., Inc.:
6.25% 4/1/21		180,000	188,100
6.625% 4/1/23		325,000	337,415
6.731% 4/28/22		205,000	216,019
6.836% 4/28/23		80,000	84,600
TBG Global Pte. Ltd.:
4.625% 4/3/18 (e)		400,000	406,000
5.25% 2/10/22 (Reg. S)		200,000	199,760
Telecom Italia SpA 4.875% 9/25/20 (Reg. S)	EUR	500,000	645,190
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (e)		400,000	417,500
Telenet Finance Luxembourg S.C.A.:
6.25% 8/15/22 (Reg. S)	EUR	100,000	121,549
6.75% 8/15/24 (Reg. S)	EUR	100,000	125,057
Vimpel Communications 9.125% 4/30/18 (Reg. S) (Issued by VIP Finance Ireland Ltd. for Vimpel Communications)		150,000	158,400
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Telecommunications - continued
Vimpel Communications OJSC 7.748% 2/2/21 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (e)		$ 300,000	$ 301,944
Wind Acquisition Finance SA:
4% 7/15/20 (Reg S.)	EUR	350,000	397,973
4.75% 7/15/20 (e)		270,000	270,000
			13,266,834
Textiles/Apparel - 0.3%
Golden Legacy Pte Ltd. 9% 4/24/19 (Reg. S)		200,000	201,500
Texhong Textile Group Ltd. 6.5% 1/18/19 (Reg. S)		200,000	201,000
			402,500
Transportation Ex Air/Rail - 0.5%
Car, Inc. 6.125% 2/4/20 (Reg. S)		200,000	208,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (e)		155,000	158,488
TRAC Intermodal LLC/TRAC Intermodal Corp. 11% 8/15/19		115,000	125,925
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21		160,000	147,200
			639,613
Utilities - 6.2%
Calpine Corp. 7.875% 1/15/23 (e)		206,000	226,600
Dynegy, Inc.:
6.75% 11/1/19 (e)		125,000	130,625
7.375% 11/1/22 (e)		125,000	133,125
7.625% 11/1/24 (e)		165,000	177,375
Enel SpA 5% 1/15/75 (h)	EUR	100,000	121,419
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc. 11.75% 3/1/22 (c)(e)		1,154,435	1,301,626
GenOn Energy, Inc. 9.875% 10/15/20		385,000	396,935
Global Partners LP/GLP Finance Corp. 6.25% 7/15/22		60,000	59,100
InterGen NV 7% 6/30/23 (e)		610,000	587,125
Listrindo Capital BV 6.95% 2/21/19 (e)		400,000	422,000
Mirant Americas Generation LLC 9.125% 5/1/31		50,000	47,563
NRG Energy, Inc. 6.625% 3/15/23		445,000	468,363
NSG Holdings II, LLC 7.75% 12/15/25 (e)		359,902	394,093
Petrobras International Finance Co. Ltd. 5.375% 1/27/21		200,000	191,960
RJS Power Holdings LLC 5.125% 7/15/19 (e)		410,000	402,825
Techem GmbH 6.125% 10/1/19 (Reg. S)	EUR	300,000	357,487
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Utilities - continued
TXU Corp.:
5.55% 11/15/14 (c)		$ 1,361,000	$ 1,395,025
6.5% 11/15/24 (c)		475,000	486,875
6.55% 11/15/34 (c)		1,000,000	1,025,000
			8,325,121
TOTAL NONCONVERTIBLE BONDS (Cost $112,729,235)			112,999,525
Common Stocks - 1.4%
	Shares
Automotive & Auto Parts - 0.4%
General Motors Co.	6,968	244,298
Trinseo SA	11,100	252,747
		497,045
Broadcasting - 0.2%
Cumulus Media, Inc. Class A (a)	83,000	189,240
Chemicals - 0.2%
LyondellBasell Industries NV Class A	2,500	258,800
Westlake Chemical Partners LP	100	2,882
		261,682
Energy - 0.1%
The Williams Companies, Inc.	1,900	97,261
Healthcare - 0.0%
Legend Acquisition, Inc.	2,128	31,920
Legend Acquisition, Inc.:
Class A warrants (a)	2,195	0
Class B warrants (a)	2,894	0
		31,920
Homebuilders/Real Estate - 0.1%
Realogy Holdings Corp. (a)	3,900	184,899
Hotels - 0.2%
Extended Stay America, Inc. unit	15,000	303,900
Services - 0.2%
ARAMARK Holdings Corp.	7,900	242,767
WP Rocket Holdings, Inc. (a)(i)	356,213	17,811
		260,578
Common Stocks - continued
	Shares	Value
Telecommunications - 0.0%
Broadview Networks Holdings, Inc. (a)	12,187	$ 20,718
TOTAL COMMON STOCKS (Cost $2,422,404)		1,847,243
Preferred Stocks - 0.7%

Convertible Preferred Stocks - 0.4%
Healthcare - 0.2%
Actavis PLC 5.50%	200	200,132
Homebuilders/Real Estate - 0.2%
American Tower Corp. 5.50%	2,900	297,540
TOTAL CONVERTIBLE PREFERRED STOCKS		497,672
Nonconvertible Preferred Stocks - 0.3%
Banks & Thrifts - 0.3%
Ally Financial, Inc. 7.00% (e)	355	361,701
Services - 0.0%
WP Rocket Holdings, Inc.:
15.00% (a)	58,865	46,503
Class C 19.50% (i)	14,869	14,869
		61,372
TOTAL NONCONVERTIBLE PREFERRED STOCKS		423,073
TOTAL PREFERRED STOCKS (Cost $831,153)		920,745
Bank Loan Obligations - 2.4%
		Principal Amount (d)
Automotive - 0.0%
Chassix, Inc. term loan 10% 12/12/15 (h)		$ 29,980	29,980
Cable/Satellite TV - 0.1%
Liberty Cablevision of Puerto Rico:
Tranche 1LN, term loan 4.5% 1/7/22 (h)		20,000	20,050
Tranche 2LN, term loan 7.75% 7/7/23 (h)		85,000	85,425
			105,475
Diversified Financial Services - 0.3%
AlixPartners LLP Tranche 2LN, term loan 9% 7/10/21 (h)		405,000	406,519
Bank Loan Obligations - continued
		Principal Amount (d)	Value
Diversified Media - 0.3%
McGraw-Hill School Education Tranche B, term loan 6.25% 12/18/19 (h)		$ 437,572	$ 438,666
Energy - 0.6%
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (h)		84,788	85,635
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (h)		159,598	139,249
Fieldwood Energy, LLC Tranche 2LN, term loan 8.375% 9/30/20 (h)		480,000	372,000
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (h)		49,125	43,107
Panda Sherman Power, LLC term loan 9% 9/14/18 (h)		64,695	64,534
Sheridan Investment Partners I term loan 4.25% 12/16/20 (h)		74,056	67,206
Sheridan Production Partners I:
Tranche A, term loan 4.25% 12/16/20 (h)		10,302	9,349
Tranche M, term loan 4.25% 12/16/20 (h)		3,842	3,487
Targa Resources Corp. term loan 5.75% 2/27/22 (h)		42,209	42,737
			827,304
Healthcare - 0.5%
Dialysis Newco, Inc.:
Tranche 2LN, term loan 7.75% 10/22/21 (h)		130,000	130,000
Tranche B 1LN, term loan 4.5% 4/23/21 (h)		104,213	104,343
MModal IP LLC Tranche B, term loan 9% 1/31/20 (h)		83,353	76,824
Rural/Metro Corp.:
Tranche 2LN, term loan 14.5% 1/31/16		1,653	1,495
Tranche B, term loan 19.5% 1/31/16		5,389	4,875
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 1/3/20 (h)		20,000	20,250
Tranche B 2LN, term loan 4.25% 7/3/19 (h)		361,257	363,064
			700,851
Homebuilders/Real Estate - 0.1%
DTZ U.S. Borrower LLC Tranche 2LN, term loan 9.25% 11/4/22 (h)		55,000	55,550
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (h)		62,898	62,269
			117,819
Metals/Mining - 0.0%
Ameriforge Group, Inc. Tranche B 2LN, term loan 8.75% 12/19/20 (h)		20,000	17,250
Bank Loan Obligations - continued
		Principal Amount (d)	Value
Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 4.25% 5/22/18 (h)		$ 14,316	$ 14,280
Steel - 0.1%
Atkore International, Inc. Tranche 2LN, term loan 7.75% 10/9/21 (h)		85,000	80,750
Technology - 0.4%
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (h)		310,000	318,913
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (h)		108,900	107,267
Tranche 2LN, term loan 8% 4/9/22 (h)		95,000	92,388
			518,568
Telecommunications - 0.0%
LTS Buyer LLC Tranche 2LN, term loan 8% 4/12/21 (h)		6,325	6,325
TOTAL BANK LOAN OBLIGATIONS (Cost $3,362,221)			3,263,787
Preferred Securities - 5.7%

Banks & Thrifts - 3.2%
Banco Do Brasil SA 9% (e)(f)(h)		250,000	239,533
Bank of America Corp.:
5.2% (f)(h)		345,000	339,073
6.1% (f)(h)		105,000	107,883
Bank of East Asia Ltd. 8.5% (f)(h)		100,000	121,043
Barclays Bank PLC 7.625% 11/21/22		605,000	729,276
Barclays PLC 8% (f)(h)	EUR	200,000	249,348
Chong Hing Bank Ltd. 6.5% (f)(h)		200,000	210,069
Credit Agricole SA:
6.5%(Reg S.) (f)(h)	EUR	200,000	236,679
6.625% (e)(f)(h)		315,000	320,507
ICICI Bank Ltd. 7.25% (Reg S.) (f)(h)		200,000	204,821
Intesa Sanpaolo SpA 8.047% (f)(h)	EUR	250,000	342,034
JPMorgan Chase & Co. 5.15% (f)(h)		415,000	412,977
Royal Bank of Scotland Group PLC 7.0916% (f)(h)	EUR	50,000	63,512
Societe Generale 6.999% (f)(h)	EUR	200,000	256,684
State Bank of India 6.439% (f)(h)		300,000	319,712
UniCredit International Bank Luxembourg SA 8.125% (f)(h)	EUR	100,000	140,900
Wells Fargo & Co. 5.875% (f)(h)		70,000	75,399
			4,369,450
Preferred Securities - continued
		Principal Amount (d)	Value
Consumer Products - 0.4%
Cosan Overseas Ltd. 8.25% (f)		$ 600,000	$ 611,813
Diversified Financial Services - 1.7%
Baggot Securities Ltd. 10.24% (Reg. S) (f)	EUR	100,000	120,073
Citigroup, Inc. 5.35% (f)(h)		1,885,000	1,853,732
Hutchison Whampoa Europe Finance, Ltd. 3.75% (Reg. S) (f)(h)	EUR	250,000	298,587
			2,272,392
Insurance - 0.1%
Groupama SA 6.298% (f)(h)	EUR	100,000	120,876
Telecommunications - 0.3%
Telefonica Europe BV 5% (Reg. S) (f)(h)	EUR	300,000	362,961
TOTAL PREFERRED SECURITIES (Cost $7,528,553)			7,737,492
Money Market Funds - 3.8%
	Shares
Fidelity Cash Central Fund, 0.15% (b) (Cost $5,052,617)	5,052,617	5,052,617
TOTAL INVESTMENT PORTFOLIO - 97.8% (Cost $131,926,183)		131,821,409
NET OTHER ASSETS (LIABILITIES) - 2.2%		2,963,021
NET ASSETS - 100%		$ 134,784,430
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.
(d) Amount is stated in United States dollars unless otherwise noted.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,210,830 or 38.0% of net assets.

(f) Security is perpetual in nature with no stated maturity date.
(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $32,680 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$ 184,731
WP Rocket Holdings, Inc. Class C 19.50%	2/2/15	$ 14,869
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,382
Other Information

The following is a summary of the inputs used, as of April 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 980,205	$ 980,205	$ -	$ -
Energy	97,261	97,261	-	-
Financials	844,140	482,439	361,701	-
Health Care	232,052	200,132	-	31,920
Industrials	79,183	-	-	79,183
Materials	514,429	514,429	-	-
Telecommunication Services	20,718	20,718	-	-
Corporate Bonds	112,999,525	-	112,999,525	-
Bank Loan Obligations	3,263,787	-	3,065,148	198,639
Preferred Securities	7,737,492	-	7,737,492	-
Money Market Funds	5,052,617	5,052,617	-	-
Total Investments in Securities:	$ 131,821,409	$ 7,347,801	$ 124,163,866	$ 309,742
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	52.4%
Cayman Islands	6.9%
Luxembourg	4.9%
United Kingdom	4.0%
Netherlands	3.6%
Mexico	2.8%
Ireland	2.5%
Canada	2.5%
Argentina	2.2%
France	2.1%
British Virgin Islands	1.9%
Singapore	1.4%
Bermuda	1.3%
Kazakhstan	1.1%
Germany	1.0%
Italy	1.0%
Others (Individually Less Than 1%)	8.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	April 30, 2015
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $126,873,566)	$ 126,768,792
Fidelity Central Funds (cost $5,052,617)	5,052,617
Total Investments (cost $131,926,183)		$ 131,821,409
Cash		393,154
Foreign currency held at value (cost $240,033)		242,072
Receivable for investments sold		1,290,759
Receivable for fund shares sold		86,515
Dividends receivable		24,722
Interest receivable		2,048,686
Distributions receivable from Fidelity Central Funds		489
Prepaid expenses		211
Receivable from investment adviser for expense reductions		52,336
Other receivables		1,490
Total assets		135,961,843

Liabilities
Payable for investments purchased Regular delivery	$ 502,582
Delayed delivery	200,000
Payable for fund shares redeemed	203,046
Distributions payable	85,656
Accrued management fee	80,464
Distribution and service plan fees payable	4,957
Audit fees payable	63,471
Other affiliated payables	33,326
Other payables and accrued expenses	3,911
Total liabilities		1,177,413

Net Assets		$ 134,784,430
Net Assets consist of:
Paid in capital		$ 134,294,010
Undistributed net investment income		764,726
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(166,429)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(107,877)
Net Assets		$ 134,784,430

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

April 30, 2015
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,035,874 ÷ 733,021 shares)	$ 9.60

Maximum offering price per share (100/96.00 of $9.60)	$ 10.00
Class T: Net Asset Value and redemption price per share ($1,745,256 ÷ 181,843 shares)	$ 9.60

Maximum offering price per share (100/96.00 of $9.60)	$ 10.00
Class C: Net Asset Value and offering price per share ($3,810,770 ÷ 397,053 shares)A	$ 9.60

Global High Income: Net Asset Value, offering price and redemption price per share ($119,711,890 ÷ 12,471,603 shares)	$ 9.60

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,480,640 ÷ 258,437 shares)	$ 9.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended April 30, 2015
Investment Income
Dividends		$ 915,656
Interest		12,898,687
Income from Fidelity Central Funds		7,382
Total income		13,821,725

Expenses
Management fee	$ 1,612,888
Transfer agent fees	455,277
Distribution and service plan fees	61,877
Accounting fees and expenses	117,502
Custodian fees and expenses	30,464
Independent trustees' compensation	1,040
Registration fees	81,040
Audit	74,567
Legal	20,670
Interest	3,099
Miscellaneous	1,925
Total expenses before reductions	2,460,349
Expense reductions	(120,068)	2,340,281
Net investment income (loss)		11,481,444
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,277,521
Foreign currency transactions	(200,214)
Total net realized gain (loss)		6,077,307
Change in net unrealized appreciation (depreciation) on: Investment securities	(13,405,963)
Assets and liabilities in foreign currencies	21,463
Total change in net unrealized appreciation (depreciation)		(13,384,500)
Net gain (loss)		(7,307,193)
Net increase (decrease) in net assets resulting from operations		$ 4,174,251

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended April 30, 2015	Year ended April 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,481,444	$ 17,719,135
Net realized gain (loss)	6,077,307	4,730,530
Change in net unrealized appreciation (depreciation)	(13,384,500)	(6,402,555)
Net increase (decrease) in net assets resulting from operations	4,174,251	16,047,110
Distributions to shareholders from net investment income	(11,482,978)	(16,962,893)
Distributions to shareholders from net realized gain	(6,017,381)	(7,941,424)
Total distributions	(17,500,359)	(24,904,317)
Share transactions - net increase (decrease)	(214,818,457)	9,681,594
Redemption fees	65,173	71,966
Total increase (decrease) in net assets	(228,079,392)	896,353

Net Assets
Beginning of period	362,863,822	361,967,469
End of period (including undistributed net investment income of 764,726 and undistributed net investment income of $1,599,944, respectively)	$ 134,784,430	$ 362,863,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended April 30,	2015	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 10.46	$ 9.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.476	.506	.526	.476
Net realized and unrealized gain (loss)	(.293) K	(.036)	.714	(.317)
Total from investment operations	.183	.470	1.240	.159
Distributions from net investment income	(.486)	(.483)	(.477)	(.423)
Distributions from net realized gain	(.310)	(.239)	(.046)	-
Total distributions	(.796)	(.722)	(.523)	(.423)
Redemption fees added to paid in capital E	.003	.002	.003	.004
Net asset value, end of period	$ 9.60	$ 10.21	$ 10.46	$ 9.74
Total ReturnB, C, D	1.97% K	4.86%	13.13%	1.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.28%	1.23%	1.24%	1.38%A
Expenses net of fee waivers, if any	1.25%	1.23%	1.24%	1.25%A
Expenses net of all reductions	1.25%	1.23%	1.24%	1.25%A
Net investment income (loss)	4.82%	5.03%	5.25%	5.15%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,036	$ 8,000	$ 6,419	$ 10,102
Portfolio turnover rateG	44%	72%	55%	36% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 11, 2011 (commencement of operations) to April 30, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

K Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.93%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended April 30,	2015	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 10.46	$ 9.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.474	.504	.523	.477
Net realized and unrealized gain (loss)	(.291) K	(.036)	.712	(.318)
Total from investment operations	.183	.468	1.235	.159
Distributions from net investment income	(.486)	(.481)	(.472)	(.423)
Distributions from net realized gain	(.310)	(.239)	(.046)	-
Total distributions	(.796)	(.720)	(.518)	(.423)
Redemption fees added to paid in capital E	.003	.002	.003	.004
Net asset value, end of period	$ 9.60	$ 10.21	$ 10.46	$ 9.74
Total ReturnB, C, D	1.98% K	4.84%	13.08%	1.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.40%	1.35%	1.25%	1.39%A
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%A
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%A
Net investment income (loss)	4.82%	5.01%	5.24%	5.15%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,745	$ 1,595	$ 1,349	$ 9,362
Portfolio turnover rateG	44%	72%	55%	36% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 11, 2011 (commencement of operations) to April 30, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

K Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.94%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended April 30,	2015	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 10.46	$ 9.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.401	.428	.448	.407
Net realized and unrealized gain (loss)	(.292) K	(.035)	.712	(.317)
Total from investment operations	.109	.393	1.160	.090
Distributions from net investment income	(.412)	(.406)	(.397)	(.354)
Distributions from net realized gain	(.310)	(.239)	(.046)	-
Total distributions	(.722)	(.645)	(.443)	(.354)
Redemption fees added to paid in capital E	.003	.002	.003	.004
Net asset value, end of period	$ 9.60	$ 10.21	$ 10.46	$ 9.74
Total ReturnB, C, D	1.22% K	4.05%	12.23%	1.07%
Ratios to Average Net Assets F, I
Expenses before reductions	2.12%	2.05%	2.01%	2.15%A
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%A
Expenses net of all reductions	2.00%	2.00%	2.00%	2.00%A
Net investment income (loss)	4.07%	4.26%	4.49%	4.40%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,811	$ 3,720	$ 2,941	$ 9,878
Portfolio turnover rateG	44%	72%	55%	36% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 11, 2011 (commencement of operations) to April 30, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

K Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.18%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global High Income

Years ended April 30,	2015	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 10.47	$ 9.74	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.508	.534	.555	.495
Net realized and unrealized gain (loss)	(.301) J	(.046)	.724	(.312)
Total from investment operations	.207	.488	1.279	.183
Distributions from net investment income	(.510)	(.511)	(.506)	(.447)
Distributions from net realized gain	(.310)	(.239)	(.046)	-
Total distributions	(.820)	(.750)	(.552)	(.447)
Redemption fees added to paid in capital D	.003	.002	.003	.004
Net asset value, end of period	$ 9.60	$ 10.21	$ 10.47	$ 9.74
Total ReturnB, C	2.23% J	5.05%	13.56%	2.06%
Ratios to Average Net Assets E, H
Expenses before reductions	1.05%	.95%	.96%	1.07%A
Expenses net of fee waivers, if any	1.00%	.95%	.96%	1.00%A
Expenses net of all reductions	1.00%	.95%	.96%	1.00%A
Net investment income (loss)	5.07%	5.30%	5.53%	5.39%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 119,712	$ 344,206	$ 345,210	$ 197,480
Portfolio turnover rateF	44%	72%	55%	36% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 11, 2011 (commencement of operations) to April 30, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

J Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended April 30,	2015	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 10.47	$ 9.74	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.501	.532	.549	.499
Net realized and unrealized gain (loss)	(.293) J	(.046)	.728	(.317)
Total from investment operations	.208	.486	1.277	.182
Distributions from net investment income	(.511)	(.509)	(.504)	(.446)
Distributions from net realized gain	(.310)	(.239)	(.046)	-
Total distributions	(.821)	(.748)	(.550)	(.446)
Redemption fees added to paid in capital D	.003	.002	.003	.004
Net asset value, end of period	$ 9.60	$ 10.21	$ 10.47	$ 9.74
Total ReturnB, C	2.23% J	5.03%	13.54%	2.05%
Ratios to Average Net Assets E, H
Expenses before reductions	1.02%	.97%	.98%	1.13%A
Expenses net of fee waivers, if any	1.00%	.97%	.98%	1.00%A
Expenses net of all reductions	1.00%	.97%	.98%	1.00%A
Net investment income (loss)	5.07%	5.28%	5.51%	5.40%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,481	$ 5,344	$ 6,049	$ 11,617
Portfolio turnover rateF	44%	72%	55%	36% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 11, 2011 (commencement of operations) to April 30, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

J Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2015

1. Organization.

Fidelity Global High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global High Income Fund and Institutional Class shares, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of April 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, partnerships, contingent interest, equity-debt classifications and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,892,891
Gross unrealized depreciation	(5,626,573)
Net unrealized appreciation (depreciation) on securities	$ 266,318

Tax Cost	$ 131,555,091

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 374,607
Net unrealized appreciation (depreciation) on securities and other investments	$ 265,148

The Fund intends to elect to defer to its next fiscal year $149,335 of capital losses recognized during the period November 1, 2014 to April 30, 2015.

The tax character of distributions paid was as follows:

	April 30, 2015	April 30, 2014

Ordinary Income	$ 11,740,384	$ 18,855,196
Long-term Capital Gains	5,759,975	6,049,121
Total	$ 17,500,359	$ 24,904,317

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $97,593,754 and $306,910,321, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 19,468	$ 758
Class T	-%	.25%	4,378	-
Class C	.75%	.25%	38,031	6,828
			$ 61,877	$ 7,586

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,114
Class T	990
Class C*	500
$ 3,604

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 12,262.16
Class T	4,752.27
Class C	9,204.24
Global High Income	421,276.20
Institutional Class	7,783.15
	$ 455,277

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $121 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,016,500.32%		$ 1,517

Other. During the period, the investment adviser reimbursed the Fund $95,210 for an operating error which is included in Share Transactions in the accompanying Statement of Changes in Net Assets.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or

Annual Report

6. Committed Line of Credit - continued

emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $355 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $10,709,000. The weighted average interest rate was .59%. The interest expense amounted to $1,582 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement

Class A	1.25%	$ 1,867
Class T	1.25%	2,534
Class C	2.00%	4,345
Global High Income	1.00%	109,986
Institutional Class	1.00%	925
		$ 119,657

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $107 for the period.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Global High Income expenses, during the period in the amount of $304.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended April 30,	2015	2014
From net investment income
Class A	$ 382,865	$ 301,725
Class T	86,534	65,194
Class C	159,110	126,053
Global High Income	10,588,584	16,212,658
Institutional Class	265,885	257,263
Total	$ 11,482,978	$ 16,962,893
From net realized gain
Class A	$ 238,361	$ 152,979
Class T	55,292	29,538
Class C	121,832	70,175
Global High Income	5,435,168	7,560,648
Institutional Class	166,728	128,084
Total	$ 6,017,381	$ 7,941,424

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended April 30,	2015	2014	2015	2014
Class A
Shares sold	227,721	520,166	$ 2,258,691	$ 5,266,727
Reinvestment of distributions	58,909	38,112	574,423	383,509
Shares redeemed	(336,927)	(388,303)	(3,279,236)	(3,910,568)
Net increase (decrease)	(50,297)	169,975	$ (446,122)	$ 1,739,668
Class T
Shares sold	47,348	88,315	$ 472,731	$ 888,385
Reinvestment of distributions	14,288	9,045	139,009	90,961
Shares redeemed	(35,971)	(70,058)	(350,040)	(703,740)
Net increase (decrease)	25,665	27,302	$ 261,700	$ 275,606

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended April 30,	2015	2014	2015	2014
Class C
Shares sold	139,066	149,109	$ 1,366,184	$ 1,503,667
Reinvestment of distributions	26,268	17,367	255,392	174,621
Shares redeemed	(132,516)	(83,275)	(1,286,071)	(837,413)
Net increase (decrease)	32,818	83,201	$ 335,505	$ 840,875
Global High Income
Shares sold	6,146,670	12,907,329	$ 61,517,084	$ 129,978,506
Reinvestment of distributions	1,436,237	2,136,351	14,171,953	21,478,679
Shares redeemed	(28,813,511)	(14,327,532)	(288,132,969)	(144,088,446)
Net increase (decrease)	(21,230,604)	716,148	$ (212,443,932)	$ 7,368,739
Institutional Class
Shares sold	75,270	143,981	$ 743,754	$ 1,452,570
Reinvestment of distributions	6,967	6,722	67,942	67,630
Shares redeemed	(346,993)	(205,533)	(3,337,304)	(2,063,494)
Net increase (decrease)	(264,756)	(54,830)	$ (2,525,608)	$ (543,294)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 20% of the total outstanding shares of the Fund.

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

Annual Report

Notes to Financial Statements - continued

13. Litigation.

The Fund, and other entities managed by Fidelity or its affiliates, were named as defendants in a lawsuit brought by creditors of a subsidiary of Energy Future Holdings Corp. ("EFH"), which is currently in bankruptcy and was formerly known as TXU. The lawsuit, which is captioned as In Re:  ENERGY FUTURE HOLDINGS CORP. et al.  U.S. Bankruptcy Court, D. Del. Case No. 14-10979 (CSS); AVENUE CAPITAL MANAGEMENT II, LP, et al. v. FIDELITY INVESTMENTS, et al. Adversary No. 14-50797 (CSS), was filed in the United States Bankruptcy Court for the District of Delaware on October 6, 2014. The plaintiffs sought to enforce an alleged agreement under which the Fund and other defendants would sell certain EFH notes to the plaintiffs at a specified price. Plaintiffs sought a declaration that an alleged right to call the securities was properly exercised and an order that the Fund and other defendants transfer the notes to the plaintiffs at the specified price. The Fund and the other defendants disputed the plaintiffs' claims and filed a motion to dismiss contending, among other things, that the right to call the notes never came into existence and was part of a proposed settlement agreement that was never completed or approved by the bankruptcy court. On January 20, 2015, the court granted the defendants' motion and dismissed the complaint with prejudice. The plaintiffs filed a notice of appeal on February 3, 2015. If the lawsuit were to be decided in a manner adverse to the Fund, the Fund could experience a loss up to $1,853,326 as of period end. The Fund will also incur legal costs in defending the case.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Global High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global High Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global High Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 24, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2015, $4,942,086, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,617,091 of distributions paid during the period January 1, 2015 to April 30, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan)
Limited

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AGHI-UANN-0615
1.926275.103
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments April 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Global High Income

Fund - Institutional Class

Annual Report

April 30, 2015

(Fidelity Cover Art)

Institutional Class
is a class of Fidelity®
Global High Income Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2015	Past 1 year	Life of fundA
Institutional Class	2.23%	5.65%

A From May 11, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global High Income Fund - Institutional Class on May 11, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM Global High Yield and Emerging Markets Plus Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: Global high-yield bonds posted a roughly break-even return for the 12 months ending April 30, 2015, as positive results from most major regions around the world were tempered by the poor performance of Europe. After a strong start, investors exited the asset class at a record pace in July amid global economic jitters caused partly by credit crises in Argentina and exacerbated by a fairly low supply of U.S. Treasuries. Another sharp drop in September gave way to a rebound in October, as concerns about possible deflation in Europe and recession in Japan led to increased expectations for market intervention overseas. The asset class generally trended lower throughout the rest of 2014, then bounced back early in 2015, as oil prices stabilized and investors increased their appetite for risk. Among the regions that constitute the Fidelity Global High Income Composite IndexSM, Asia performed best, as The BofA Merrill Lynch Asian Dollar High Yield Corporate Constrained Index advanced 6.52%. Emerging-markets debt also fared well, as the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified gained 5.47%. U.S. high-yield bonds rose 2.58%, according to The BofA Merrill LynchSM US High Yield Constrained Index. European debt was by far the worst-performing group, hampered in large part by a declining euro. Accordingly, The BofA Merrill LynchSM Euro High Yield Constrained Index returned -15.20%.

Comments from Lead Portfolio Manager John Carlson: For the year, the fund's share classes handily outperformed the negative result of its primary benchmark, The BofA Merrill LynchSM Global High Yield and Emerging Markets Plus Index, as well as the Fidelity Global High Income Composite IndexSM. Three of the fund's regional subportfolios outpaced their respective benchmarks. As a result, security selection was the primary driver of the fund's performance versus the Composite index. The U.S. high-yield subportfolio was by far the biggest contributor the past year, as it easily topped its benchmark. It achieved strong results via overweightings in utilities and diversified financial services, and an underweighting in energy. Despite a negative absolute return, the European high-yield subportfolio handily surpassed its benchmark and was a notable contributor. Security selection in the Asian debt subportfolio, which produced the biggest absolute gain, also boosted the fund's relative results. Asset allocation also contributed due to the fund's overweighting in the Asian debt sleeve, as well as its underweighting in weak-performing European high yield. Conversely, security selection and an underweighting in the emerging-markets debt subportfolio dampened relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2014 to April 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period* November 1, 2014 to April 30, 2015
Class A	1.25%
Actual		$ 1,000.00	$ 1,012.00	$ 6.24
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.26
Class T	1.25%
Actual		$ 1,000.00	$ 1,012.20	$ 6.24
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.26
Class C	2.00%
Actual		$ 1,000.00	$ 1,008.50	$ 9.96
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Global High Income	1.00%
Actual		$ 1,000.00	$ 1,013.50	$ 4.99
HypotheticalA		$ 1,000.00	$ 1,019.84	$ 5.01
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,013.20	$ 4.99
HypotheticalA		$ 1,000.00	$ 1,019.84	$ 5.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of April 30, 2015
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
TXU Corp.	2.2	1.2
Citigroup, Inc.	1.4	0.9
Rite Aid Corp.	1.2	0.8
GMAC LLC	1.1	1.0
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.	1.0	1.0
	6.9
Top Five Countries as of April 30, 2015
(excluding short-term investments and net other assets)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	46.4	49.9
Cayman Islands	6.9	7.2
Luxembourg	4.9	4.8
United Kingdom	4.0	3.5
Netherlands	3.6	4.0
Top Five Market Sectors as of April 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Banks & Thrifts	11.8	11.3
Energy	11.8	9.2
Telecommunications	10.1	10.7
Homebuilders/Real Estate	7.2	7.0
Diversified Financial Services	6.5	6.9
Quality Diversification (% of fund's net assets)
As of April 30, 2015	As of October 31, 2014
BBB 4.0%	BBB 4.0%
BB 33.3%	BB 37.0%
B 35.5%	B 37.2%
CCC,CC,C 14.2%	CCC,CC,C 13.5%
Not Rated 4.9%	Not Rated 4.3%
Equities 2.1%	Equities 2.1%
Short-Term Investments and Net Other Assets 6.0%	Short-Term Investments and Net Other Assets 1.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of April 30, 2015*		As of October 31, 2014**
	Corporate Bonds 83.8%		Corporate Bonds 86.5%
	Stocks 2.1%		Stocks 2.1%
	Preferred Securities 5.7%		Preferred Securities 6.4%
	Bank Loan Obligations 2.4%		Bank Loan Obligations 3.1%
	Short-Term Investments and Net Other Assets (Liabilities) 6.0%		Short-Term Investments and Net Other Assets (Liabilities) 1.9%
* Foreign investments	47.6%	** Foreign investments	48.2%

Annual Report

Investments April 30, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 83.8%
		Principal Amount (d)	Value
Aerospace - 0.2%
KLX, Inc. 5.875% 12/1/22 (e)		$ 80,000	$ 80,600
TransDigm, Inc. 6.5% 7/15/24		225,000	228,341
			308,941
Air Transportation - 0.3%
Aeropuertos Argentina 2000 SA 10.75% 12/1/20 (Reg. S)		322,000	341,320
Continental Airlines, Inc. 6.125% 4/29/18		55,000	58,300
United Continental Holdings, Inc. 6.375% 6/1/18		45,000	47,813
			447,433
Automotive - 0.8%
Fiat Industrial Finance Europe SA 6.25% 3/9/18	EUR	100,000	125,208
PT Gadjah Tunggal Tbk 7.75% 2/6/18 (Reg. S)		200,000	196,750
Schaeffler Finance BV 3.5% 5/15/22 (Reg. S)	EUR	100,000	115,654
Schaeffler Holding Finance BV 6.875% 8/15/18 (Reg. S) (h)	EUR	100,000	117,248
Tenedora Nemak SA de CV 5.5% 2/28/23 (e)		550,000	577,555
			1,132,415
Automotive & Auto Parts - 1.0%
American Tire Distributors, Inc. 10.25% 3/1/22 (e)		95,000	99,513
Chassix, Inc. 9.25% 8/1/18 (c)(e)		90,000	75,150
Dana Holding Corp. 6% 9/15/23		200,000	212,500
Fiat Finance & Trade Ltd. SA 7.375% 7/9/18	EUR	300,000	386,541
Schaeffler Holding Finance BV 6.75% 11/15/22 pay-in-kind (e)(h)		45,000	49,219
Tata Motors Ltd. 5.75% 10/30/24 (Reg. S)		200,000	210,624
ZF North America Capital, Inc. 4.5% 4/29/22 (e)		340,000	339,363
			1,372,910
Banks & Thrifts - 8.3%
Ally Financial, Inc. 7.5% 9/15/20		199,000	233,109
Banco Espirito Santo SA 5.875% 11/9/15	EUR	200,000	225,581
Bank of Baroda (London) 6.625% 5/25/22 (h)		200,000	208,119
Bank of Ceylon 5.325% 4/16/18 (Reg. S)		200,000	199,000
Bank of India - London Branch 6.625% 9/22/21 (h)		200,000	203,948
Bank of Ireland 10% 12/19/22	EUR	200,000	307,696
BBVA Bancomer SA 7.25% 4/22/20 (e)		550,000	621,500
BBVA Colombia SA 4.875% 4/21/25 (e)		300,000	302,625
BBVA Paraguay SA 9.75% 2/11/16 (e)		400,000	418,462
Canara Bank Ltd. 6.365% 11/28/21 (h)		100,000	102,246
Commerzbank AG 7.75% 3/16/21	EUR	200,000	283,563
FBN Finance Co. BV 8.25% 8/7/20 (e)(h)		200,000	190,500
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Banks & Thrifts - continued
Finansbank A/S 6.25% 4/30/19 (e)		$ 200,000	$ 203,512
General Motors Acceptance Corp. 8% 11/1/31		257,000	337,152
Georgia Bank Joint Stock Co. 7.75% 7/5/17 (e)		650,000	677,950
GMAC LLC:
8% 12/31/18		30,000	33,900
8% 11/1/31		1,195,000	1,499,725
GTB Finance BV 6% 11/8/18 (e)		400,000	386,080
HBOS PLC 4.5% 3/18/30 (h)	EUR	300,000	391,153
HSBK BV 7.25% 5/3/17 (e)		200,000	205,572
ICICI Bank Ltd. 6.375% 4/30/22 (Reg. S) (h)		100,000	104,250
Itau Unibanco Holding SA 6.2% 12/21/21 (e)		550,000	594,000
JSC Halyk Bank of Kazakhstan 7.25% 1/28/21 (e)		600,000	612,900
National Savings Bank 8.875% 9/18/18 (Reg. S)		200,000	217,000
Ocwen Financial Corp. 6.625% 5/15/19 (e)		50,000	46,375
Royal Bank of Scotland Group PLC:
5.125% 5/28/24		487,000	503,188
6% 12/19/23		410,000	449,213
Turkiye Garanti Bankasi A/S 4.75% 10/17/19 (e)		400,000	403,424
Turkiye Halk Bankasi A/S 3.875% 2/5/20 (e)		200,000	191,468
UT2 Funding PLC 5.321% 6/30/16 (c)	EUR	50,000	57,265
Yapi ve Kredi Bankasi A/S 4% 1/22/20 (e)		400,000	385,400
Zenith Bank PLC 6.25% 4/22/19 (e)		600,000	576,000
			11,171,876
Broadcasting - 1.1%
AMC Networks, Inc.:
4.75% 12/15/22		100,000	101,875
7.75% 7/15/21		5,000	5,450
Clear Channel Communications, Inc. 5.5% 12/15/16		190,000	183,350
iHeartCommunications, Inc. 10.625% 3/15/23 (e)		35,000	35,613
Ottawa Holdings Pte Ltd. 5.875% 5/16/18 (Reg. S)		200,000	170,000
Polish Television Holding BV 11% 1/15/21 pay-in-kind (Reg. S) (h)	EUR	200,000	267,800
TV Azteca SA de CV:
7.5% 5/25/18 (Reg. S)		550,000	565,125
7.625% 9/18/20 (Reg S.)		200,000	212,500
			1,541,713
Building Materials - 2.2%
Alam Synergy Pte. Ltd. 6.95% 3/27/20 (Reg. S)		200,000	194,000
American Builders & Contractors Supply Co., Inc. 5.625% 4/15/21 (e)		70,000	72,100
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Building Materials - continued
CEMEX Finance LLC:
5.25% 4/1/21 (Reg. S)	EUR	100,000	$ 117,619
6% 4/1/24 (Reg. S)		300,000	307,680
CEMEX S.A.B. de CV 5.2731% 9/30/15 (e)(h)		345,000	345,449
Elementia S.A.B. de CV 5.5% 1/15/25 (e)		400,000	398,000
HeidelbergCement Finance BV 9.5% 12/15/18 (Reg. S)	EUR	100,000	145,162
HMAN Finance Sub Corp. 6.375% 7/15/22 (e)		100,000	100,000
Modern Land China Co. Ltd. 13.875% 11/4/18 (Reg. S)		100,000	97,000
Nortek, Inc. 8.5% 4/15/21		120,000	129,600
Titan Global Finance PLC 4.25% 7/10/19 (Reg. S)	EUR	300,000	316,880
Union Andina de Cementos SAA 5.875% 10/30/21 (Reg. S)		350,000	356,125
USG Corp.:
5.875% 11/1/21 (e)		50,000	53,625
9.75% 1/15/18		135,000	156,263
West China Cement Ltd. 6.5% 9/11/19		200,000	199,731
			2,989,234
Cable/Satellite TV - 3.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.75% 1/15/24		765,000	774,563
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (e)		45,000	47,419
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (e)		255,000	255,370
DISH DBS Corp. 5% 3/15/23		670,000	634,825
Lynx II Corp. 6.375% 4/15/23 (e)		200,000	210,500
Numericable Group SA 5.375% 5/15/22 (Reg. S)	EUR	150,000	176,007
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (e)		210,000	224,963
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
3.5% 1/15/27 (Reg. S)	EUR	100,000	111,724
5.5% 9/15/22 (Reg. S)	EUR	360,000	434,583
5.5% 1/15/23 (e)		200,000	209,250
UPCB Finance V Ltd. 7.25% 11/15/21 (e)		150,000	162,938
UPCB Finance VI Ltd. 6.875% 1/15/22 (e)		150,000	161,250
VTR Finance BV 6.875% 1/15/24 (e)		800,000	827,760
			4,231,152
Capital Goods - 0.4%
AECOM Technology Corp.:
5.75% 10/15/22 (e)		95,000	98,325
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Capital Goods - continued
AECOM Technology Corp.: - continued
5.875% 10/15/24 (e)		$ 80,000	$ 82,871
Norcell Sweden Holding 2 AB 10.75% 9/29/19 (Reg. S)	EUR	65,000	79,930
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (e)		180,000	148,500
Zoomlion HK SPV Co. Ltd. 6.125% 12/20/22 (Reg. S)		200,000	175,000
			584,626
Chemicals - 1.6%
Chemtura Corp. 5.75% 7/15/21		115,000	118,881
Evolution Escrow Issuer LLC 7.5% 3/15/22 (e)		105,000	106,313
INEOS Group Holdings SA 5.75% 2/15/19 (Reg. S)	EUR	250,000	287,379
Kerling PLC 10.625% 2/1/17 (Reg. S)	EUR	200,000	229,623
LSB Industries, Inc. 7.75% 8/1/19		85,000	90,525
OCP SA 5.625% 4/25/24 (e)		200,000	214,062
PolyOne Corp. 5.25% 3/15/23		250,000	260,625
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.:
6.75% 5/1/22 (e)(g)		200,000	202,750
8.75% 2/1/19		440,000	464,754
U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV 7.375% 5/1/21 (e)		150,000	162,750
W.R. Grace & Co. - Conn 5.625% 10/1/24 (e)		55,000	59,125
			2,196,787
Consumer Products - 0.6%
Prestige Brands, Inc.:
5.375% 12/15/21 (e)		320,000	324,000
8.125% 2/1/20		25,000	26,875
Revlon Consumer Products Corp. 5.75% 2/15/21		415,000	415,000
Spectrum Brands Holdings, Inc. 6.375% 11/15/20		45,000	47,700
			813,575
Containers - 1.1%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (e)(h)		208,768	216,108
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
6% 6/30/21 (e)		245,000	248,675
7% 11/15/20 (e)		35,294	36,088
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (e)		65,000	56,550
OI European Group BV 6.75% 9/15/20 (Reg. S)	EUR	200,000	268,923
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Containers - continued
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20		$ 455,000	$ 475,475
SGD Group SA 5.625% 5/15/19 (Reg S.)	EUR	100,000	115,665
Tekni-Plex, Inc. 9.75% 6/1/19 (e)		84,000	90,090
			1,507,574
Diversified Financial Services - 4.5%
Aircastle Ltd. 5.125% 3/15/21		395,000	414,237
Arrow Global Finance PLC 5.29% 11/1/21 (h)	EUR	200,000	226,142
Boing Group Financing PLC 6.625% 7/15/19 (Reg. S)	EUR	100,000	110,042
CIT Group, Inc.:
5% 8/15/22		270,000	278,100
5% 8/1/23		440,000	449,625
Comcel Trust 6.875% 2/6/24 (e)		400,000	429,000
Credito Real S.A.B. de CV 7.5% 3/13/19 (e)		400,000	422,000
GCS Holdco Finance I SA 6.5% 11/15/18 (Reg. S)	EUR	100,000	117,478
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875% 2/1/22		530,000	547,835
International Lease Finance Corp.:
5.875% 8/15/22		475,000	535,563
8.625% 1/15/22		555,000	709,013
International Personal Finance PLC 11.5% 8/6/15	EUR	360,000	412,996
SLM Corp.:
5.5% 1/25/23		320,000	308,000
6.125% 3/25/24		420,000	407,925
8% 3/25/20		190,000	211,850
UPCB Finance Ltd. 6.375% 7/1/20 (Reg. S)	EUR	127,000	148,306
Verisure Holding AB 8.75% 9/1/18 (Reg. S)	EUR	300,000	359,108
			6,087,220
Diversified Media - 0.3%
Lamar Media Corp. 5.875% 2/1/22		55,000	58,163
MDC Partners, Inc. 6.75% 4/1/20 (e)		30,000	30,450
National CineMedia LLC:
6% 4/15/22		300,000	310,500
7.875% 7/15/21		35,000	36,967
Outfront Media Capital LLC / Corp. 5.625% 2/15/24 (e)		25,000	25,938
			462,018
Energy - 11.1%
Afren PLC 10.25% 4/8/19 (e)		293,000	125,990
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Energy - continued
American Energy-Permian Basin LLC/ AEPB Finance Corp.:
6.7521% 8/1/19 (e)(h)		$ 215,000	$ 161,250
7.125% 11/1/20 (e)		290,000	213,150
7.375% 11/1/21 (e)		190,000	140,125
Antero Resources Corp.:
5.125% 12/1/22		420,000	417,900
5.625% 6/1/23 (e)		80,000	81,700
Areva SA 4.875% 9/23/24	EUR	200,000	243,097
California Resources Corp.:
5.5% 9/15/21		320,000	303,200
6% 11/15/24		55,000	51,700
Carrizo Oil & Gas, Inc. 6.25% 4/15/23		55,000	55,963
Chesapeake Energy Corp. 5.375% 6/15/21		430,000	412,800
China Oil & Gas Group Ltd. 5% 5/7/20 (Reg. S)		200,000	195,565
Citgo Holding, Inc. 10.75% 2/15/20 (e)		155,000	163,758
Clayton Williams Energy, Inc. 7.75% 4/1/19		225,000	215,438
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.125% 3/1/22		175,000	180,688
Diamondback Energy, Inc. 7.625% 10/1/21		195,000	211,088
EDC Finance Ltd. 4.875% 4/17/20 (e)		400,000	356,000
Endeavor Energy Resources LP/EER Finance, Inc. 8.125% 9/15/23 (e)		25,000	25,938
Energy Transfer Equity LP 7.5% 10/15/20		30,000	33,750
Energy XXI Gulf Coast, Inc. 11% 3/15/20 (e)		110,000	105,050
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 9/1/22		110,000	115,500
Everest Acquisition LLC/Everest Acquisition Finance, Inc. 9.375% 5/1/20		390,000	417,300
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22		250,000	243,750
Forum Energy Technologies, Inc. 6.25% 10/1/21		135,000	127,575
Genesis Energy LP/Genesis Energy Finance Corp. 5.75% 2/15/21		95,000	94,288
Gibson Energy, Inc. 6.75% 7/15/21 (e)		370,000	385,207
Gulfmark Offshore, Inc. 6.375% 3/15/22		340,000	268,600
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (e)		320,000	310,400
7.625% 4/15/21 (e)		10,000	10,450
Indo Energy Finance II BV 6.375% 1/24/23		200,000	131,000
Kosmos Energy Ltd. 7.875% 8/1/21 (e)		200,000	194,000
Laredo Petroleum, Inc.:
5.625% 1/15/22		340,000	342,125
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Energy - continued
Laredo Petroleum, Inc.: - continued
6.25% 3/15/23		$ 105,000	$ 108,675
MIE Holdings Corp. 6.875% 2/6/18 (Reg S.)		100,000	77,422
Oasis Petroleum, Inc. 6.875% 3/15/22		45,000	45,788
Offshore Group Investment Ltd.:
7.125% 4/1/23		530,000	339,200
7.5% 11/1/19		560,000	369,600
Pacific Drilling V Ltd. 7.25% 12/1/17 (e)		380,000	351,500
Pacific Rubiales Energy Corp. 7.25% 12/12/21 (e)		775,000	612,250
Pan American Energy LLC 7.875% 5/7/21 (e)		750,000	786,563
Puma International Financing SA 6.75% 2/1/21 (Reg. S)		200,000	208,000
Rice Energy, Inc. 7.25% 5/1/23 (e)		40,000	41,600
Rose Rock Midstream LP/ Rose Rock Finance Corp. 5.625% 7/15/22		125,000	125,000
Rosetta Resources, Inc.:
5.625% 5/1/21		225,000	225,281
5.875% 6/1/24		140,000	138,950
RSP Permian, Inc. 6.625% 10/1/22 (e)		75,000	77,850
Sabine Pass Liquefaction LLC 5.625% 2/1/21		760,000	777,351
SemGroup Corp. 7.5% 6/15/21		370,000	388,500
Sibur Securities Ltd. 3.914% 1/31/18 (e)		250,000	227,500
Summit Midstream Holdings LLC 7.5% 7/1/21		100,000	104,000
Sunoco LP / Sunoco Finance Corp. 6.375% 4/1/23 (e)		60,000	62,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5% 1/15/18 (e)		305,000	316,438
6.375% 8/1/22		60,000	63,300
Teine Energy Ltd. 6.875% 9/30/22 (e)		80,000	79,400
TerraForm Power Operating LLC 5.875% 2/1/23 (e)		55,000	57,338
Transocean, Inc.:
6% 3/15/18		130,000	129,675
6.375% 12/15/21		340,000	299,625
Transportadora de Gas del Sur SA 9.625% 5/14/20 (e)		524,847	537,968
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23 (e)		40,000	41,600
Western Refining, Inc. 6.25% 4/1/21		105,000	106,050
Yingde Gases Investment Ltd. 8.125% 4/22/18 (Reg. S)		100,000	93,784
YPF SA:
8.5% 7/28/25 (e)		400,000	406,660
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Energy - continued
YPF SA: - continued
8.875% 12/19/18 (e)		$ 605,000	$ 639,031
Zhaikmunai International BV 7.125% 11/13/19 (e)		800,000	754,000
			14,926,644
Entertainment/Film - 0.4%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22		160,000	165,600
5.625% 2/15/24		55,000	57,269
Cinemark U.S.A., Inc. 7.375% 6/15/21		15,000	16,050
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (e)		170,000	175,525
Regal Entertainment Group 5.75% 6/15/23		70,000	71,050
			485,494
Environmental - 0.3%
Clean Harbors, Inc.:
5.125% 6/1/21		100,000	102,000
5.25% 8/1/20		110,000	113,300
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (e)		200,000	205,000
			420,300
Food & Drug Retail - 1.5%
Pinnacle Merger Sub, Inc. 9.5% 10/1/23 (e)		102,000	115,133
Rite Aid Corp.:
6.875% 12/15/28 (e)		705,000	796,650
7.7% 2/15/27		711,000	851,423
Tesco Corporate Treasury Services PLC 2.5% 7/1/24 (Reg. S)	EUR	200,000	220,466
			1,983,672
Food/Beverage/Tobacco - 2.7%
Agrokor d.d. 9.875% 5/1/19 (Reg. S)	EUR	100,000	120,942
ESAL GmbH 6.25% 2/5/23 (e)		155,000	153,404
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (e)		265,000	278,581
Gruma S.A.B. de CV 4.875% 12/1/24 (e)		500,000	531,500
H.J. Heinz Finance Co. 7.125% 8/1/39 (e)		800,000	1,075,000
JBS Investments GmbH 7.25% 4/3/24 (e)		210,000	217,350
Minerva Luxmbourg SA 7.75% 1/31/23 (e)		600,000	598,500
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Food/Beverage/Tobacco - continued
Post Holdings, Inc. 6.75% 12/1/21 (e)		$ 370,000	$ 374,255
R&R Ice Cream PLC 9.25% 5/15/18 pay-in-kind (Reg. S) (h)	EUR	250,000	282,818
			3,632,350
Gaming - 1.8%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22 (e)		405,000	321,975
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (e)		130,000	137,150
Graton Economic Development Authority 9.625% 9/1/19 (e)		135,000	147,319
MGM Mirage, Inc. 8.625% 2/1/19		315,000	362,644
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 11% 10/1/21		305,000	271,450
Scientific Games Corp. 10% 12/1/22 (e)		130,000	120,575
Studio City Finance Ltd. 8.5% 12/1/20 (e)		750,000	757,500
Wynn Macau Ltd. 5.25% 10/15/21 (e)		300,000	281,250
			2,399,863
Healthcare - 4.9%
Acadia Healthcare Co., Inc. 5.625% 2/15/23 (e)		45,000	46,013
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.:
6% 10/15/21		85,000	97,362
7.75% 2/15/19		195,000	202,556
Cerba European Lab SAS 7% 2/1/20 (Reg. S)	EUR	200,000	237,860
Concordia Healthcare Corp. 7% 4/15/23 (e)		40,000	40,600
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21		40,000	41,200
DaVita HealthCare Partners, Inc. 5% 5/1/25		145,000	144,728
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6% 2/1/25 (e)		200,000	205,125
FMC Finance VII SA 5.25% 2/15/21	EUR	50,000	67,175
Fresenius U.S. Finance II, Inc. 8.75% 7/15/15 (Reg. S)	EUR	100,000	114,017
Grifols Worldwide Operations Ltd. 5.25% 4/1/22 (e)		315,000	322,088
HCA Holdings, Inc.:
5% 3/15/24		185,000	196,600
5.875% 3/15/22		424,000	474,350
6.5% 2/15/20		245,000	279,300
7.5% 2/15/22		180,000	210,600
HealthSouth Corp. 5.75% 11/1/24		100,000	105,500
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (e)(h)		45,000	45,450
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Healthcare - continued
Kindred Escrow Corp. II:
8% 1/15/20 (e)		$ 105,000	$ 113,274
8.75% 1/15/23 (e)		105,000	116,813
Labco S.A.S. 8.5% 1/15/18 (Reg. S)	EUR	100,000	117,843
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875% 4/15/20 (e)		40,000	40,650
Par Pharmaceutical Companies, Inc. 7.375% 10/15/20		60,000	64,125
Polymer Group, Inc. 6.875% 6/1/19 (e)		100,000	95,000
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		155,000	163,525
5.5% 2/1/21		120,000	127,500
Tenet Healthcare Corp. 8.125% 4/1/22		655,000	714,769
Valeant Pharmaceuticals International:
5.5% 3/1/23 (e)		115,000	116,438
5.625% 12/1/21 (e)		155,000	159,263
6.75% 8/15/21 (e)		40,000	41,900
7.25% 7/15/22 (e)		25,000	26,656
7.5% 7/15/21 (e)		473,000	513,205
VRX Escrow Corp.:
5.375% 3/15/20 (e)		195,000	199,997
5.875% 5/15/23 (e)		520,000	533,650
6.125% 4/15/25 (e)		205,000	211,534
VWR Funding, Inc. 7.25% 9/15/17		340,000	355,300
			6,541,966
Homebuilders/Real Estate - 6.8%
Agile Property Holdings Ltd. 8.875% 4/28/17 (Reg. S)		300,000	305,844
Aldesa Financial Services SA 7.25% 4/1/21 (Reg. S)	EUR	150,000	153,269
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (e)		405,000	382,725
Beazer Homes U.S.A., Inc. 7.25% 2/1/23		140,000	136,500
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (e)		85,000	89,038
CBRE Group, Inc. 5% 3/15/23		770,000	800,800
Cementos Progreso Trust 7.125% 11/6/23 (e)		400,000	432,000
Central China Real Estate Ltd. 6.5% 6/4/18 (Reg.S)		200,000	194,180
China Aoyuan Property Group Ltd. 11.25% 1/17/19 (Reg. S)		200,000	195,988
China South City Holdings Ltd. 8.25% 1/29/19 (Reg. S)		100,000	96,060
CIFI Holdings Group Co. Ltd. 8.875% 1/27/19 (Reg. S)		200,000	205,998
Communications Sales & Leasing, Inc. 6% 4/15/23 (e)		40,000	40,160
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Homebuilders/Real Estate - continued
Country Garden Holdings Co. Ltd. 7.25% 4/4/21 (Reg. S)		$ 400,000	$ 413,000
Evergrande Real Estate Group Ltd.:
8.75% 10/30/18 (Reg. S)		200,000	184,500
12% 2/17/20		300,000	300,150
Fantasia Holdings Group Co. Ltd. 10.625% 1/23/19 (Reg. S)		200,000	180,595
Future Land Development Holding Ltd. 10.25% 1/31/18 (Reg. S)		100,000	102,250
Glorious Property Holdings Ltd. 13.25% 3/4/18 (Reg. S)		100,000	54,000
Howard Hughes Corp. 6.875% 10/1/21 (e)		280,000	295,400
Inversiones y Representaciones SA:
8.5% 2/2/17 (Reg. S)		15,000	15,188
11.5% 7/20/20 (Reg. S)		105,000	119,700
KWG Property Holding Ltd.:
8.25% 8/5/19 (Reg. S)		200,000	195,832
8.975% 1/14/19 (Reg. S)		200,000	199,000
Logan Property Holdings Co. Ltd. 11.25% 6/4/19 (Reg. S)		200,000	201,605
Longfor Properties Co. Ltd. 6.75% 1/29/23 (Reg S.)		200,000	200,962
Modernland Overseas Pte Ltd. 11% 10/25/16 (Reg. S)		200,000	210,000
Oceanwide Real Estate International Holding Co. Ltd. 11.75% 9/8/19 (Reg. S)		100,000	104,750
Odebrecht Finance Ltd. 4.375% 4/25/25 (e)		200,000	172,000
Powerlong Real Estate Holding Ltd. 11.25% 1/25/18 (Reg. S)		100,000	99,077
Realogy Group LLC/Realogy Co.-Issuer Corp. 4.5% 4/15/19 (e)		340,000	345,814
Ryland Group, Inc. 5.375% 10/1/22		55,000	55,963
Shea Homes Ltd. Partnershp/Corp.:
5.875% 4/1/23 (e)		30,000	30,822
6.125% 4/1/25 (e)		30,000	30,750
Shimao Property Holdings Ltd.:
8.125% 1/22/21 (Reg. S)		200,000	209,000
8.375% 2/10/22 (Reg. S)		200,000	207,500
SOHO China Ltd. 7.125% 11/7/22 (Reg. S)		200,000	204,500
Sunac China Holdings Ltd. 12.5% 10/16/17 (Reg. S)		200,000	215,050
Times Property Holdings Ltd. 12.625% 3/21/19 (Reg. S)		200,000	211,776
Trillion Chance Ltd. 8.5% 1/10/19		400,000	384,029
Weekley Homes LLC/Weekley Finance Corp. 6% 2/1/23		90,000	86,400
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Homebuilders/Real Estate - continued
William Lyon Homes, Inc.:
5.75% 4/15/19		$ 90,000	$ 91,125
7% 8/15/22		160,000	166,800
8.5% 11/15/20		215,000	233,275
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. 6.75% 12/15/21 (e)		265,000	253,075
Wuzhou International Holdings Ltd. 13.75% 9/26/18 (Reg. S)		100,000	99,150
Yuzhou Properties Co. 8.75% 10/4/18 (Reg. S)		200,000	199,000
			9,104,600
Hotels - 0.3%
Choice Hotels International, Inc. 5.75% 7/1/22		45,000	49,275
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21		380,000	400,900
			450,175
Insurance - 0.2%
Assicurazioni Generali SpA 10.125% 7/10/42 (h)	EUR	100,000	158,755
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (e)		140,000	144,200
			302,955
Leisure - 0.1%
24 Hour Holdings III LLC 8% 6/1/22 (e)		100,000	88,500
Metals/Mining - 2.3%
Abja Investment Co. Pte Ltd. 5.95% 7/31/24 (Reg. S)		200,000	207,212
Alpha Natural Resources, Inc.:
6.25% 6/1/21		295,000	56,050
9.75% 4/15/18		210,000	71,400
Bluescope Steel Ltd./Bluescope Steel Finance 7.125% 5/1/18 (e)		50,000	51,994
Compania Minera Ares SAC 7.75% 1/23/21 (e)		200,000	203,190
Favor Sea Ltd. 11.75% 2/4/19 (Reg. S)		100,000	97,500
Gold Fields Orogen Holding BVI Ltd. 4.875% 10/7/20 (e)		625,000	564,063
Mongolian Mining Corp. 8.875% 3/29/17 (Reg. S)		100,000	76,500
Murray Energy Corp. 11.25% 4/15/21 (e)		195,000	198,413
Nord Gold NV 6.375% 5/7/18 (e)		200,000	193,000
Peabody Energy Corp.:
6.25% 11/15/21		135,000	81,000
10% 3/15/22 (e)		85,000	71,825
Prince Mineral Holding Corp. 11.5% 12/15/19 (e)		55,000	52,869
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (e)		115,000	115,000
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Metals/Mining - continued
Southern Copper Corp. 7.5% 7/27/35		$ 250,000	$ 287,125
Vedanta Resources PLC:
8.25% 6/7/21 (Reg. S)		200,000	199,000
9.5% 7/18/18 (Reg. S)		200,000	207,500
Walter Energy, Inc.:
9.5% 10/15/19 (e)		225,000	143,438
12% 4/1/20 pay-in-kind (e)(h)		175,100	19,290
Yancoal International Resources Development Co. Ltd. 5.73% 5/16/22 (Reg. S)		200,000	182,886
			3,079,255
Paper - 0.4%
Smurfit Kappa Acquisitions 3.25% 6/1/21 (Reg. S)	EUR	400,000	478,379
Publishing/Printing - 0.8%
Cenveo Corp. 6% 8/1/19 (e)		145,000	134,850
Griffey Intermediate, Inc./Griffey Finance Sub LLC 7% 10/15/20 (e)		485,000	283,725
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21		285,000	315,638
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (e)(h)		345,000	353,625
			1,087,838
Restaurants - 0.2%
Landry's Acquisition Co. 9.375% 5/1/20 (e)		105,000	112,350
Landry's Holdings II, Inc. 10.25% 1/1/18 (e)		125,000	130,313
			242,663
Services - 2.9%
Ahern Rentals, Inc. 9.5% 6/15/18 (e)		60,000	64,740
APX Group, Inc.:
6.375% 12/1/19		450,000	448,875
8.75% 12/1/20		705,000	650,363
Audatex North America, Inc. 6% 6/15/21 (e)		385,000	397,632
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (e)		95,000	96,910
FTI Consulting, Inc. 6% 11/15/22		205,000	218,325
Garda World Security Corp.:
7.25% 11/15/21 (e)		100,000	99,500
7.25% 11/15/21 (e)		35,000	34,825
Hertz Corp. 6.25% 10/15/22		105,000	108,675
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (e)		215,000	184,900
Laureate Education, Inc. 10% 9/1/19 (e)		920,000	897,000
NES Rentals Holdings, Inc. 7.875% 5/1/18 (e)		70,000	71,750
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Services - continued
SMCP S.A.S. 8.875% 6/15/20 (Reg. S)	EUR	150,000	$ 182,963
TMS International Corp. 7.625% 10/15/21 (e)		55,000	55,000
TransUnion Holding Co., Inc.:
8.125% 6/15/18 pay-in-kind (h)		155,000	158,100
9.625% 6/15/18 pay-in-kind (h)		90,000	90,675
United Rentals North America, Inc.:
4.625% 7/15/23		75,000	76,032
5.5% 7/15/25		60,000	60,783
			3,897,048
Steel - 1.2%
Cliffs Natural Resources, Inc. 8.25% 3/31/20 (e)		90,000	88,200
Evraz, Inc. NA Canada 7.5% 11/15/19 (e)		200,000	195,600
JMC Steel Group, Inc. 8.25% 3/15/18 (e)		710,000	592,673
Metinvest BV 10.25% 5/20/15 (e)		100,000	70,000
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17		270,000	274,914
11.25% 10/15/18		134,000	136,010
TMK Capital SA 7.75% 1/27/18		200,000	190,400
			1,547,797
Super Retail - 0.9%
Academy Ltd./Academy Finance Corp. 9.25% 8/1/19 (e)		20,000	21,250
Family Tree Escrow LLC:
5.25% 3/1/20 (e)		30,000	31,425
5.75% 3/1/23 (e)		140,000	147,000
JC Penney Corp., Inc.:
5.65% 6/1/20		260,000	229,450
5.75% 2/15/18		80,000	77,600
7.4% 4/1/37		85,000	68,000
Maoye International Holdings Ltd. 7.75% 5/19/17 (Reg. S)		200,000	198,310
MPM Global Pte Ltd. 6.75% 9/19/19 (Reg. S)		100,000	98,726
Parkson Retail Group Ltd. 4.5% 5/3/18 (Reg. S)		200,000	185,081
Sally Holdings LLC 6.875% 11/15/19		35,000	37,013
Sonic Automotive, Inc.:
5% 5/15/23		40,000	39,900
7% 7/15/22		105,000	113,925
			1,247,680
Technology - 2.7%
Activision Blizzard, Inc. 6.125% 9/15/23 (e)		260,000	286,489
ADT Corp. 6.25% 10/15/21		235,000	252,625
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Technology - continued
Balboa Merger Sub, Inc. 11.375% 12/1/21 (e)		$ 85,000	$ 86,700
BCP Singapore VI Cayman Financing Co. Ltd. 8% 4/15/21 (e)		200,000	197,500
BMC Software Finance, Inc. 8.125% 7/15/21 (e)		285,000	261,488
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (e)(h)		330,000	270,600
Brocade Communications Systems, Inc. 4.625% 1/15/23		135,000	132,975
CDW LLC/CDW Finance Corp. 6% 8/15/22		255,000	274,763
China Automation Group Ltd. 7.75% 4/20/16		200,000	200,000
Entegris, Inc. 6% 4/1/22 (e)		70,000	73,150
First Data Corp.:
11.25% 1/15/21		348,000	391,500
11.75% 8/15/21		94,000	107,865
Global A&T Electronics Ltd. 10% 2/1/19 (e)		300,000	288,000
Global Cash Access, Inc. 10% 1/15/22 (e)		35,000	33,163
Lucent Technologies, Inc. 6.45% 3/15/29		250,000	279,375
Pacific Emerald Pte Ltd. 9.75% 7/25/18 (Reg. S)		200,000	212,500
Project Homestake Merger Corp. 8.875% 3/1/23 (e)		50,000	50,563
Quad/Graphics, Inc. 7% 5/1/22		80,000	77,048
Sensata Technologies BV 4.875% 10/15/23 (e)		120,000	124,500
			3,600,804
Telecommunications - 9.8%
Alcatel-Lucent U.S.A., Inc. 6.75% 11/15/20 (e)		150,000	161,625
Altice Financing SA 6.625% 2/15/23 (e)		200,000	206,000
Altice Finco SA 8.125% 1/15/24 (e)		200,000	210,500
Altice SA:
7.625% 2/15/25 (e)		200,000	202,260
7.75% 5/15/22 (e)		485,000	489,855
Banglalink Digital Communications Ltd. 8.625% 5/6/19 (e)		400,000	416,000
Broadview Networks Holdings, Inc. 10.5% 11/15/17		187,500	176,250
Columbus International, Inc. 7.375% 3/30/21 (e)		325,000	353,844
Digicel Group Ltd.:
6% 4/15/21 (Reg. S)		200,000	194,142
7% 2/15/20 (e)		200,000	204,000
8.25% 9/30/20 (e)		675,000	696,195
DigitalGlobe, Inc. 5.25% 2/1/21 (e)		205,000	206,538
Eileme 2 AB 11.625% 1/31/20 (e)		220,000	246,290
FairPoint Communications, Inc. 8.75% 8/15/19 (e)		245,000	262,150
GCI, Inc. 6.875% 4/15/25 (e)		85,000	87,125
GCX Ltd. 7% 8/1/19 (Reg. S)		200,000	202,271
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Telecommunications - continued
Hellenic Telecommunications Organization SA 3.5% 7/9/20	EUR	250,000	$ 254,045
Intelsat Jackson Holdings SA:
5.5% 8/1/23		165,000	155,306
6.625% 12/15/22 (Reg. S)		345,000	340,688
Intelsat Luxembourg SA 8.125% 6/1/23		285,000	260,863
Level 3 Communications, Inc.:
5.75% 12/1/22		120,000	123,074
8.875% 6/1/19		55,000	57,613
Millicom International Cellular SA 6.625% 10/15/21 (e)		200,000	212,750
MTS International Funding Ltd.:
5% 5/30/23 (e)		350,000	313,425
8.625% 6/22/20 (e)		450,000	488,808
Numericable Group SA 6% 5/15/22 (e)		755,000	773,403
Portugal Telecom International Finance BV 4.625% 5/8/20 (Reg. S)	EUR	100,000	111,899
SBA Communications Corp. 4.875% 7/15/22 (e)		305,000	301,569
Sprint Capital Corp.:
6.875% 11/15/28		205,000	185,525
6.9% 5/1/19		615,000	633,345
8.75% 3/15/32		175,000	179,375
Sprint Corp.:
7.125% 6/15/24		165,000	158,606
7.875% 9/15/23		530,000	531,988
T-Mobile U.S.A., Inc.:
6.25% 4/1/21		180,000	188,100
6.625% 4/1/23		325,000	337,415
6.731% 4/28/22		205,000	216,019
6.836% 4/28/23		80,000	84,600
TBG Global Pte. Ltd.:
4.625% 4/3/18 (e)		400,000	406,000
5.25% 2/10/22 (Reg. S)		200,000	199,760
Telecom Italia SpA 4.875% 9/25/20 (Reg. S)	EUR	500,000	645,190
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (e)		400,000	417,500
Telenet Finance Luxembourg S.C.A.:
6.25% 8/15/22 (Reg. S)	EUR	100,000	121,549
6.75% 8/15/24 (Reg. S)	EUR	100,000	125,057
Vimpel Communications 9.125% 4/30/18 (Reg. S) (Issued by VIP Finance Ireland Ltd. for Vimpel Communications)		150,000	158,400
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Telecommunications - continued
Vimpel Communications OJSC 7.748% 2/2/21 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (e)		$ 300,000	$ 301,944
Wind Acquisition Finance SA:
4% 7/15/20 (Reg S.)	EUR	350,000	397,973
4.75% 7/15/20 (e)		270,000	270,000
			13,266,834
Textiles/Apparel - 0.3%
Golden Legacy Pte Ltd. 9% 4/24/19 (Reg. S)		200,000	201,500
Texhong Textile Group Ltd. 6.5% 1/18/19 (Reg. S)		200,000	201,000
			402,500
Transportation Ex Air/Rail - 0.5%
Car, Inc. 6.125% 2/4/20 (Reg. S)		200,000	208,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (e)		155,000	158,488
TRAC Intermodal LLC/TRAC Intermodal Corp. 11% 8/15/19		115,000	125,925
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21		160,000	147,200
			639,613
Utilities - 6.2%
Calpine Corp. 7.875% 1/15/23 (e)		206,000	226,600
Dynegy, Inc.:
6.75% 11/1/19 (e)		125,000	130,625
7.375% 11/1/22 (e)		125,000	133,125
7.625% 11/1/24 (e)		165,000	177,375
Enel SpA 5% 1/15/75 (h)	EUR	100,000	121,419
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc. 11.75% 3/1/22 (c)(e)		1,154,435	1,301,626
GenOn Energy, Inc. 9.875% 10/15/20		385,000	396,935
Global Partners LP/GLP Finance Corp. 6.25% 7/15/22		60,000	59,100
InterGen NV 7% 6/30/23 (e)		610,000	587,125
Listrindo Capital BV 6.95% 2/21/19 (e)		400,000	422,000
Mirant Americas Generation LLC 9.125% 5/1/31		50,000	47,563
NRG Energy, Inc. 6.625% 3/15/23		445,000	468,363
NSG Holdings II, LLC 7.75% 12/15/25 (e)		359,902	394,093
Petrobras International Finance Co. Ltd. 5.375% 1/27/21		200,000	191,960
RJS Power Holdings LLC 5.125% 7/15/19 (e)		410,000	402,825
Techem GmbH 6.125% 10/1/19 (Reg. S)	EUR	300,000	357,487
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Utilities - continued
TXU Corp.:
5.55% 11/15/14 (c)		$ 1,361,000	$ 1,395,025
6.5% 11/15/24 (c)		475,000	486,875
6.55% 11/15/34 (c)		1,000,000	1,025,000
			8,325,121
TOTAL NONCONVERTIBLE BONDS (Cost $112,729,235)			112,999,525
Common Stocks - 1.4%
	Shares
Automotive & Auto Parts - 0.4%
General Motors Co.	6,968	244,298
Trinseo SA	11,100	252,747
		497,045
Broadcasting - 0.2%
Cumulus Media, Inc. Class A (a)	83,000	189,240
Chemicals - 0.2%
LyondellBasell Industries NV Class A	2,500	258,800
Westlake Chemical Partners LP	100	2,882
		261,682
Energy - 0.1%
The Williams Companies, Inc.	1,900	97,261
Healthcare - 0.0%
Legend Acquisition, Inc.	2,128	31,920
Legend Acquisition, Inc.:
Class A warrants (a)	2,195	0
Class B warrants (a)	2,894	0
		31,920
Homebuilders/Real Estate - 0.1%
Realogy Holdings Corp. (a)	3,900	184,899
Hotels - 0.2%
Extended Stay America, Inc. unit	15,000	303,900
Services - 0.2%
ARAMARK Holdings Corp.	7,900	242,767
WP Rocket Holdings, Inc. (a)(i)	356,213	17,811
		260,578
Common Stocks - continued
	Shares	Value
Telecommunications - 0.0%
Broadview Networks Holdings, Inc. (a)	12,187	$ 20,718
TOTAL COMMON STOCKS (Cost $2,422,404)		1,847,243
Preferred Stocks - 0.7%

Convertible Preferred Stocks - 0.4%
Healthcare - 0.2%
Actavis PLC 5.50%	200	200,132
Homebuilders/Real Estate - 0.2%
American Tower Corp. 5.50%	2,900	297,540
TOTAL CONVERTIBLE PREFERRED STOCKS		497,672
Nonconvertible Preferred Stocks - 0.3%
Banks & Thrifts - 0.3%
Ally Financial, Inc. 7.00% (e)	355	361,701
Services - 0.0%
WP Rocket Holdings, Inc.:
15.00% (a)	58,865	46,503
Class C 19.50% (i)	14,869	14,869
		61,372
TOTAL NONCONVERTIBLE PREFERRED STOCKS		423,073
TOTAL PREFERRED STOCKS (Cost $831,153)		920,745
Bank Loan Obligations - 2.4%
		Principal Amount (d)
Automotive - 0.0%
Chassix, Inc. term loan 10% 12/12/15 (h)		$ 29,980	29,980
Cable/Satellite TV - 0.1%
Liberty Cablevision of Puerto Rico:
Tranche 1LN, term loan 4.5% 1/7/22 (h)		20,000	20,050
Tranche 2LN, term loan 7.75% 7/7/23 (h)		85,000	85,425
			105,475
Diversified Financial Services - 0.3%
AlixPartners LLP Tranche 2LN, term loan 9% 7/10/21 (h)		405,000	406,519
Bank Loan Obligations - continued
		Principal Amount (d)	Value
Diversified Media - 0.3%
McGraw-Hill School Education Tranche B, term loan 6.25% 12/18/19 (h)		$ 437,572	$ 438,666
Energy - 0.6%
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (h)		84,788	85,635
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (h)		159,598	139,249
Fieldwood Energy, LLC Tranche 2LN, term loan 8.375% 9/30/20 (h)		480,000	372,000
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (h)		49,125	43,107
Panda Sherman Power, LLC term loan 9% 9/14/18 (h)		64,695	64,534
Sheridan Investment Partners I term loan 4.25% 12/16/20 (h)		74,056	67,206
Sheridan Production Partners I:
Tranche A, term loan 4.25% 12/16/20 (h)		10,302	9,349
Tranche M, term loan 4.25% 12/16/20 (h)		3,842	3,487
Targa Resources Corp. term loan 5.75% 2/27/22 (h)		42,209	42,737
			827,304
Healthcare - 0.5%
Dialysis Newco, Inc.:
Tranche 2LN, term loan 7.75% 10/22/21 (h)		130,000	130,000
Tranche B 1LN, term loan 4.5% 4/23/21 (h)		104,213	104,343
MModal IP LLC Tranche B, term loan 9% 1/31/20 (h)		83,353	76,824
Rural/Metro Corp.:
Tranche 2LN, term loan 14.5% 1/31/16		1,653	1,495
Tranche B, term loan 19.5% 1/31/16		5,389	4,875
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 1/3/20 (h)		20,000	20,250
Tranche B 2LN, term loan 4.25% 7/3/19 (h)		361,257	363,064
			700,851
Homebuilders/Real Estate - 0.1%
DTZ U.S. Borrower LLC Tranche 2LN, term loan 9.25% 11/4/22 (h)		55,000	55,550
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (h)		62,898	62,269
			117,819
Metals/Mining - 0.0%
Ameriforge Group, Inc. Tranche B 2LN, term loan 8.75% 12/19/20 (h)		20,000	17,250
Bank Loan Obligations - continued
		Principal Amount (d)	Value
Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 4.25% 5/22/18 (h)		$ 14,316	$ 14,280
Steel - 0.1%
Atkore International, Inc. Tranche 2LN, term loan 7.75% 10/9/21 (h)		85,000	80,750
Technology - 0.4%
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (h)		310,000	318,913
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (h)		108,900	107,267
Tranche 2LN, term loan 8% 4/9/22 (h)		95,000	92,388
			518,568
Telecommunications - 0.0%
LTS Buyer LLC Tranche 2LN, term loan 8% 4/12/21 (h)		6,325	6,325
TOTAL BANK LOAN OBLIGATIONS (Cost $3,362,221)			3,263,787
Preferred Securities - 5.7%

Banks & Thrifts - 3.2%
Banco Do Brasil SA 9% (e)(f)(h)		250,000	239,533
Bank of America Corp.:
5.2% (f)(h)		345,000	339,073
6.1% (f)(h)		105,000	107,883
Bank of East Asia Ltd. 8.5% (f)(h)		100,000	121,043
Barclays Bank PLC 7.625% 11/21/22		605,000	729,276
Barclays PLC 8% (f)(h)	EUR	200,000	249,348
Chong Hing Bank Ltd. 6.5% (f)(h)		200,000	210,069
Credit Agricole SA:
6.5%(Reg S.) (f)(h)	EUR	200,000	236,679
6.625% (e)(f)(h)		315,000	320,507
ICICI Bank Ltd. 7.25% (Reg S.) (f)(h)		200,000	204,821
Intesa Sanpaolo SpA 8.047% (f)(h)	EUR	250,000	342,034
JPMorgan Chase & Co. 5.15% (f)(h)		415,000	412,977
Royal Bank of Scotland Group PLC 7.0916% (f)(h)	EUR	50,000	63,512
Societe Generale 6.999% (f)(h)	EUR	200,000	256,684
State Bank of India 6.439% (f)(h)		300,000	319,712
UniCredit International Bank Luxembourg SA 8.125% (f)(h)	EUR	100,000	140,900
Wells Fargo & Co. 5.875% (f)(h)		70,000	75,399
			4,369,450
Preferred Securities - continued
		Principal Amount (d)	Value
Consumer Products - 0.4%
Cosan Overseas Ltd. 8.25% (f)		$ 600,000	$ 611,813
Diversified Financial Services - 1.7%
Baggot Securities Ltd. 10.24% (Reg. S) (f)	EUR	100,000	120,073
Citigroup, Inc. 5.35% (f)(h)		1,885,000	1,853,732
Hutchison Whampoa Europe Finance, Ltd. 3.75% (Reg. S) (f)(h)	EUR	250,000	298,587
			2,272,392
Insurance - 0.1%
Groupama SA 6.298% (f)(h)	EUR	100,000	120,876
Telecommunications - 0.3%
Telefonica Europe BV 5% (Reg. S) (f)(h)	EUR	300,000	362,961
TOTAL PREFERRED SECURITIES (Cost $7,528,553)			7,737,492
Money Market Funds - 3.8%
	Shares
Fidelity Cash Central Fund, 0.15% (b) (Cost $5,052,617)	5,052,617	5,052,617
TOTAL INVESTMENT PORTFOLIO - 97.8% (Cost $131,926,183)		131,821,409
NET OTHER ASSETS (LIABILITIES) - 2.2%		2,963,021
NET ASSETS - 100%		$ 134,784,430
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.
(d) Amount is stated in United States dollars unless otherwise noted.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,210,830 or 38.0% of net assets.

(f) Security is perpetual in nature with no stated maturity date.
(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $32,680 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$ 184,731
WP Rocket Holdings, Inc. Class C 19.50%	2/2/15	$ 14,869
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,382
Other Information

The following is a summary of the inputs used, as of April 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 980,205	$ 980,205	$ -	$ -
Energy	97,261	97,261	-	-
Financials	844,140	482,439	361,701	-
Health Care	232,052	200,132	-	31,920
Industrials	79,183	-	-	79,183
Materials	514,429	514,429	-	-
Telecommunication Services	20,718	20,718	-	-
Corporate Bonds	112,999,525	-	112,999,525	-
Bank Loan Obligations	3,263,787	-	3,065,148	198,639
Preferred Securities	7,737,492	-	7,737,492	-
Money Market Funds	5,052,617	5,052,617	-	-
Total Investments in Securities:	$ 131,821,409	$ 7,347,801	$ 124,163,866	$ 309,742
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	52.4%
Cayman Islands	6.9%
Luxembourg	4.9%
United Kingdom	4.0%
Netherlands	3.6%
Mexico	2.8%
Ireland	2.5%
Canada	2.5%
Argentina	2.2%
France	2.1%
British Virgin Islands	1.9%
Singapore	1.4%
Bermuda	1.3%
Kazakhstan	1.1%
Germany	1.0%
Italy	1.0%
Others (Individually Less Than 1%)	8.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	April 30, 2015
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $126,873,566)	$ 126,768,792
Fidelity Central Funds (cost $5,052,617)	5,052,617
Total Investments (cost $131,926,183)		$ 131,821,409
Cash		393,154
Foreign currency held at value (cost $240,033)		242,072
Receivable for investments sold		1,290,759
Receivable for fund shares sold		86,515
Dividends receivable		24,722
Interest receivable		2,048,686
Distributions receivable from Fidelity Central Funds		489
Prepaid expenses		211
Receivable from investment adviser for expense reductions		52,336
Other receivables		1,490
Total assets		135,961,843

Liabilities
Payable for investments purchased Regular delivery	$ 502,582
Delayed delivery	200,000
Payable for fund shares redeemed	203,046
Distributions payable	85,656
Accrued management fee	80,464
Distribution and service plan fees payable	4,957
Audit fees payable	63,471
Other affiliated payables	33,326
Other payables and accrued expenses	3,911
Total liabilities		1,177,413

Net Assets		$ 134,784,430
Net Assets consist of:
Paid in capital		$ 134,294,010
Undistributed net investment income		764,726
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(166,429)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(107,877)
Net Assets		$ 134,784,430

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

April 30, 2015
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,035,874 ÷ 733,021 shares)	$ 9.60

Maximum offering price per share (100/96.00 of $9.60)	$ 10.00
Class T: Net Asset Value and redemption price per share ($1,745,256 ÷ 181,843 shares)	$ 9.60

Maximum offering price per share (100/96.00 of $9.60)	$ 10.00
Class C: Net Asset Value and offering price per share ($3,810,770 ÷ 397,053 shares)A	$ 9.60

Global High Income: Net Asset Value, offering price and redemption price per share ($119,711,890 ÷ 12,471,603 shares)	$ 9.60

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,480,640 ÷ 258,437 shares)	$ 9.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended April 30, 2015
Investment Income
Dividends		$ 915,656
Interest		12,898,687
Income from Fidelity Central Funds		7,382
Total income		13,821,725

Expenses
Management fee	$ 1,612,888
Transfer agent fees	455,277
Distribution and service plan fees	61,877
Accounting fees and expenses	117,502
Custodian fees and expenses	30,464
Independent trustees' compensation	1,040
Registration fees	81,040
Audit	74,567
Legal	20,670
Interest	3,099
Miscellaneous	1,925
Total expenses before reductions	2,460,349
Expense reductions	(120,068)	2,340,281
Net investment income (loss)		11,481,444
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,277,521
Foreign currency transactions	(200,214)
Total net realized gain (loss)		6,077,307
Change in net unrealized appreciation (depreciation) on: Investment securities	(13,405,963)
Assets and liabilities in foreign currencies	21,463
Total change in net unrealized appreciation (depreciation)		(13,384,500)
Net gain (loss)		(7,307,193)
Net increase (decrease) in net assets resulting from operations		$ 4,174,251

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended April 30, 2015	Year ended April 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,481,444	$ 17,719,135
Net realized gain (loss)	6,077,307	4,730,530
Change in net unrealized appreciation (depreciation)	(13,384,500)	(6,402,555)
Net increase (decrease) in net assets resulting from operations	4,174,251	16,047,110
Distributions to shareholders from net investment income	(11,482,978)	(16,962,893)
Distributions to shareholders from net realized gain	(6,017,381)	(7,941,424)
Total distributions	(17,500,359)	(24,904,317)
Share transactions - net increase (decrease)	(214,818,457)	9,681,594
Redemption fees	65,173	71,966
Total increase (decrease) in net assets	(228,079,392)	896,353

Net Assets
Beginning of period	362,863,822	361,967,469
End of period (including undistributed net investment income of 764,726 and undistributed net investment income of $1,599,944, respectively)	$ 134,784,430	$ 362,863,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended April 30,	2015	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 10.46	$ 9.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.476	.506	.526	.476
Net realized and unrealized gain (loss)	(.293) K	(.036)	.714	(.317)
Total from investment operations	.183	.470	1.240	.159
Distributions from net investment income	(.486)	(.483)	(.477)	(.423)
Distributions from net realized gain	(.310)	(.239)	(.046)	-
Total distributions	(.796)	(.722)	(.523)	(.423)
Redemption fees added to paid in capital E	.003	.002	.003	.004
Net asset value, end of period	$ 9.60	$ 10.21	$ 10.46	$ 9.74
Total ReturnB, C, D	1.97% K	4.86%	13.13%	1.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.28%	1.23%	1.24%	1.38%A
Expenses net of fee waivers, if any	1.25%	1.23%	1.24%	1.25%A
Expenses net of all reductions	1.25%	1.23%	1.24%	1.25%A
Net investment income (loss)	4.82%	5.03%	5.25%	5.15%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,036	$ 8,000	$ 6,419	$ 10,102
Portfolio turnover rateG	44%	72%	55%	36% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 11, 2011 (commencement of operations) to April 30, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

K Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.93%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended April 30,	2015	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 10.46	$ 9.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.474	.504	.523	.477
Net realized and unrealized gain (loss)	(.291) K	(.036)	.712	(.318)
Total from investment operations	.183	.468	1.235	.159
Distributions from net investment income	(.486)	(.481)	(.472)	(.423)
Distributions from net realized gain	(.310)	(.239)	(.046)	-
Total distributions	(.796)	(.720)	(.518)	(.423)
Redemption fees added to paid in capital E	.003	.002	.003	.004
Net asset value, end of period	$ 9.60	$ 10.21	$ 10.46	$ 9.74
Total ReturnB, C, D	1.98% K	4.84%	13.08%	1.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.40%	1.35%	1.25%	1.39%A
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%A
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%A
Net investment income (loss)	4.82%	5.01%	5.24%	5.15%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,745	$ 1,595	$ 1,349	$ 9,362
Portfolio turnover rateG	44%	72%	55%	36% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 11, 2011 (commencement of operations) to April 30, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

K Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.94%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended April 30,	2015	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 10.46	$ 9.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.401	.428	.448	.407
Net realized and unrealized gain (loss)	(.292) K	(.035)	.712	(.317)
Total from investment operations	.109	.393	1.160	.090
Distributions from net investment income	(.412)	(.406)	(.397)	(.354)
Distributions from net realized gain	(.310)	(.239)	(.046)	-
Total distributions	(.722)	(.645)	(.443)	(.354)
Redemption fees added to paid in capital E	.003	.002	.003	.004
Net asset value, end of period	$ 9.60	$ 10.21	$ 10.46	$ 9.74
Total ReturnB, C, D	1.22% K	4.05%	12.23%	1.07%
Ratios to Average Net Assets F, I
Expenses before reductions	2.12%	2.05%	2.01%	2.15%A
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%A
Expenses net of all reductions	2.00%	2.00%	2.00%	2.00%A
Net investment income (loss)	4.07%	4.26%	4.49%	4.40%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,811	$ 3,720	$ 2,941	$ 9,878
Portfolio turnover rateG	44%	72%	55%	36% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 11, 2011 (commencement of operations) to April 30, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

K Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.18%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global High Income

Years ended April 30,	2015	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 10.47	$ 9.74	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.508	.534	.555	.495
Net realized and unrealized gain (loss)	(.301) J	(.046)	.724	(.312)
Total from investment operations	.207	.488	1.279	.183
Distributions from net investment income	(.510)	(.511)	(.506)	(.447)
Distributions from net realized gain	(.310)	(.239)	(.046)	-
Total distributions	(.820)	(.750)	(.552)	(.447)
Redemption fees added to paid in capital D	.003	.002	.003	.004
Net asset value, end of period	$ 9.60	$ 10.21	$ 10.47	$ 9.74
Total ReturnB, C	2.23% J	5.05%	13.56%	2.06%
Ratios to Average Net Assets E, H
Expenses before reductions	1.05%	.95%	.96%	1.07%A
Expenses net of fee waivers, if any	1.00%	.95%	.96%	1.00%A
Expenses net of all reductions	1.00%	.95%	.96%	1.00%A
Net investment income (loss)	5.07%	5.30%	5.53%	5.39%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 119,712	$ 344,206	$ 345,210	$ 197,480
Portfolio turnover rateF	44%	72%	55%	36% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 11, 2011 (commencement of operations) to April 30, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

J Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended April 30,	2015	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 10.47	$ 9.74	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.501	.532	.549	.499
Net realized and unrealized gain (loss)	(.293) J	(.046)	.728	(.317)
Total from investment operations	.208	.486	1.277	.182
Distributions from net investment income	(.511)	(.509)	(.504)	(.446)
Distributions from net realized gain	(.310)	(.239)	(.046)	-
Total distributions	(.821)	(.748)	(.550)	(.446)
Redemption fees added to paid in capital D	.003	.002	.003	.004
Net asset value, end of period	$ 9.60	$ 10.21	$ 10.47	$ 9.74
Total ReturnB, C	2.23% J	5.03%	13.54%	2.05%
Ratios to Average Net Assets E, H
Expenses before reductions	1.02%	.97%	.98%	1.13%A
Expenses net of fee waivers, if any	1.00%	.97%	.98%	1.00%A
Expenses net of all reductions	1.00%	.97%	.98%	1.00%A
Net investment income (loss)	5.07%	5.28%	5.51%	5.40%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,481	$ 5,344	$ 6,049	$ 11,617
Portfolio turnover rateF	44%	72%	55%	36% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 11, 2011 (commencement of operations) to April 30, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

J Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2015

1. Organization.

Fidelity Global High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global High Income Fund and Institutional Class shares, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of April 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, partnerships, contingent interest, equity-debt classifications and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,892,891
Gross unrealized depreciation	(5,626,573)
Net unrealized appreciation (depreciation) on securities	$ 266,318

Tax Cost	$ 131,555,091

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 374,607
Net unrealized appreciation (depreciation) on securities and other investments	$ 265,148

The Fund intends to elect to defer to its next fiscal year $149,335 of capital losses recognized during the period November 1, 2014 to April 30, 2015.

The tax character of distributions paid was as follows:

	April 30, 2015	April 30, 2014

Ordinary Income	$ 11,740,384	$ 18,855,196
Long-term Capital Gains	5,759,975	6,049,121
Total	$ 17,500,359	$ 24,904,317

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $97,593,754 and $306,910,321, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 19,468	$ 758
Class T	-%	.25%	4,378	-
Class C	.75%	.25%	38,031	6,828
			$ 61,877	$ 7,586

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,114
Class T	990
Class C*	500
$ 3,604

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 12,262.16
Class T	4,752.27
Class C	9,204.24
Global High Income	421,276.20
Institutional Class	7,783.15
	$ 455,277

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $121 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,016,500.32%		$ 1,517

Other. During the period, the investment adviser reimbursed the Fund $95,210 for an operating error which is included in Share Transactions in the accompanying Statement of Changes in Net Assets.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or

Annual Report

6. Committed Line of Credit - continued

emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $355 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $10,709,000. The weighted average interest rate was .59%. The interest expense amounted to $1,582 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement

Class A	1.25%	$ 1,867
Class T	1.25%	2,534
Class C	2.00%	4,345
Global High Income	1.00%	109,986
Institutional Class	1.00%	925
		$ 119,657

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $107 for the period.

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Notes to Financial Statements - continued

8. Expense Reductions - continued

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Global High Income expenses, during the period in the amount of $304.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended April 30,	2015	2014
From net investment income
Class A	$ 382,865	$ 301,725
Class T	86,534	65,194
Class C	159,110	126,053
Global High Income	10,588,584	16,212,658
Institutional Class	265,885	257,263
Total	$ 11,482,978	$ 16,962,893
From net realized gain
Class A	$ 238,361	$ 152,979
Class T	55,292	29,538
Class C	121,832	70,175
Global High Income	5,435,168	7,560,648
Institutional Class	166,728	128,084
Total	$ 6,017,381	$ 7,941,424

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended April 30,	2015	2014	2015	2014
Class A
Shares sold	227,721	520,166	$ 2,258,691	$ 5,266,727
Reinvestment of distributions	58,909	38,112	574,423	383,509
Shares redeemed	(336,927)	(388,303)	(3,279,236)	(3,910,568)
Net increase (decrease)	(50,297)	169,975	$ (446,122)	$ 1,739,668
Class T
Shares sold	47,348	88,315	$ 472,731	$ 888,385
Reinvestment of distributions	14,288	9,045	139,009	90,961
Shares redeemed	(35,971)	(70,058)	(350,040)	(703,740)
Net increase (decrease)	25,665	27,302	$ 261,700	$ 275,606

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10. Share Transactions - continued

	Shares		Dollars
Years ended April 30,	2015	2014	2015	2014
Class C
Shares sold	139,066	149,109	$ 1,366,184	$ 1,503,667
Reinvestment of distributions	26,268	17,367	255,392	174,621
Shares redeemed	(132,516)	(83,275)	(1,286,071)	(837,413)
Net increase (decrease)	32,818	83,201	$ 335,505	$ 840,875
Global High Income
Shares sold	6,146,670	12,907,329	$ 61,517,084	$ 129,978,506
Reinvestment of distributions	1,436,237	2,136,351	14,171,953	21,478,679
Shares redeemed	(28,813,511)	(14,327,532)	(288,132,969)	(144,088,446)
Net increase (decrease)	(21,230,604)	716,148	$ (212,443,932)	$ 7,368,739
Institutional Class
Shares sold	75,270	143,981	$ 743,754	$ 1,452,570
Reinvestment of distributions	6,967	6,722	67,942	67,630
Shares redeemed	(346,993)	(205,533)	(3,337,304)	(2,063,494)
Net increase (decrease)	(264,756)	(54,830)	$ (2,525,608)	$ (543,294)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 20% of the total outstanding shares of the Fund.

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

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Notes to Financial Statements - continued

13. Litigation.

The Fund, and other entities managed by Fidelity or its affiliates, were named as defendants in a lawsuit brought by creditors of a subsidiary of Energy Future Holdings Corp. ("EFH"), which is currently in bankruptcy and was formerly known as TXU. The lawsuit, which is captioned as In Re:  ENERGY FUTURE HOLDINGS CORP. et al.  U.S. Bankruptcy Court, D. Del. Case No. 14-10979 (CSS); AVENUE CAPITAL MANAGEMENT II, LP, et al. v. FIDELITY INVESTMENTS, et al. Adversary No. 14-50797 (CSS), was filed in the United States Bankruptcy Court for the District of Delaware on October 6, 2014. The plaintiffs sought to enforce an alleged agreement under which the Fund and other defendants would sell certain EFH notes to the plaintiffs at a specified price. Plaintiffs sought a declaration that an alleged right to call the securities was properly exercised and an order that the Fund and other defendants transfer the notes to the plaintiffs at the specified price. The Fund and the other defendants disputed the plaintiffs' claims and filed a motion to dismiss contending, among other things, that the right to call the notes never came into existence and was part of a proposed settlement agreement that was never completed or approved by the bankruptcy court. On January 20, 2015, the court granted the defendants' motion and dismissed the complaint with prejudice. The plaintiffs filed a notice of appeal on February 3, 2015. If the lawsuit were to be decided in a manner adverse to the Fund, the Fund could experience a loss up to $1,853,326 as of period end. The Fund will also incur legal costs in defending the case.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Global High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global High Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global High Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 24, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2015, $4,942,086, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,617,091 of distributions paid during the period January 1, 2015 to April 30, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan)
Limited

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AGHII-UANN-0615
1.926264.103
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments April 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

Fidelity®

Global High Income

Fund

Annual Report

April 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2015	Past 1 year	Life of fundA
Fidelity® Global High Income Fund	2.23%	5.66%

A From May 11, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global High Income Fund, a class of the fund, on May 11, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM Global High Yield and Emerging Markets Plus Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: Global high-yield bonds posted a roughly break-even return for the 12 months ending April 30, 2015, as positive results from most major regions around the world were tempered by the poor performance of Europe. After a strong start, investors exited the asset class at a record pace in July amid global economic jitters caused partly by credit crises in Argentina and exacerbated by a fairly low supply of U.S. Treasuries. Another sharp drop in September gave way to a rebound in October, as concerns about possible deflation in Europe and recession in Japan led to increased expectations for market intervention overseas. The asset class generally trended lower throughout the rest of 2014, then bounced back early in 2015, as oil prices stabilized and investors increased their appetite for risk. Among the regions that constitute the Fidelity Global High Income Composite IndexSM, Asia performed best, as The BofA Merrill Lynch Asian Dollar High Yield Corporate Constrained Index advanced 6.52%. Emerging-markets debt also fared well, as the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified gained 5.47%. U.S. high-yield bonds rose 2.58%, according to The BofA Merrill LynchSM US High Yield Constrained Index. European debt was by far the worst-performing group, hampered in large part by a declining euro. Accordingly, The BofA Merrill LynchSM Euro High Yield Constrained Index returned -15.20%.

Comments from Lead Portfolio Manager John Carlson: For the year, the fund's share classes handily outperformed the negative result of its primary benchmark, The BofA Merrill LynchSM Global High Yield and Emerging Markets Plus Index, as well as the Fidelity Global High Income Composite IndexSM. Three of the fund's regional subportfolios outpaced their respective benchmarks. As a result, security selection was the primary driver of the fund's performance versus the Composite index. The U.S. high-yield subportfolio was by far the biggest contributor the past year, as it easily topped its benchmark. It achieved strong results via overweightings in utilities and diversified financial services, and an underweighting in energy. Despite a negative absolute return, the European high-yield subportfolio handily surpassed its benchmark and was a notable contributor. Security selection in the Asian debt subportfolio, which produced the biggest absolute gain, also boosted the fund's relative results. Asset allocation also contributed due to the fund's overweighting in the Asian debt sleeve, as well as its underweighting in weak-performing European high yield. Conversely, security selection and an underweighting in the emerging-markets debt subportfolio dampened relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2014 to April 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period* November 1, 2014 to April 30, 2015
Class A	1.25%
Actual		$ 1,000.00	$ 1,012.00	$ 6.24
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.26
Class T	1.25%
Actual		$ 1,000.00	$ 1,012.20	$ 6.24
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.26
Class C	2.00%
Actual		$ 1,000.00	$ 1,008.50	$ 9.96
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Global High Income	1.00%
Actual		$ 1,000.00	$ 1,013.50	$ 4.99
HypotheticalA		$ 1,000.00	$ 1,019.84	$ 5.01
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,013.20	$ 4.99
HypotheticalA		$ 1,000.00	$ 1,019.84	$ 5.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of April 30, 2015
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
TXU Corp.	2.2	1.2
Citigroup, Inc.	1.4	0.9
Rite Aid Corp.	1.2	0.8
GMAC LLC	1.1	1.0
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.	1.0	1.0
	6.9
Top Five Countries as of April 30, 2015
(excluding short-term investments and net other assets)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	46.4	49.9
Cayman Islands	6.9	7.2
Luxembourg	4.9	4.8
United Kingdom	4.0	3.5
Netherlands	3.6	4.0
Top Five Market Sectors as of April 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Banks & Thrifts	11.8	11.3
Energy	11.8	9.2
Telecommunications	10.1	10.7
Homebuilders/Real Estate	7.2	7.0
Diversified Financial Services	6.5	6.9
Quality Diversification (% of fund's net assets)
As of April 30, 2015	As of October 31, 2014
BBB 4.0%	BBB 4.0%
BB 33.3%	BB 37.0%
B 35.5%	B 37.2%
CCC,CC,C 14.2%	CCC,CC,C 13.5%
Not Rated 4.9%	Not Rated 4.3%
Equities 2.1%	Equities 2.1%
Short-Term Investments and Net Other Assets 6.0%	Short-Term Investments and Net Other Assets 1.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of April 30, 2015*		As of October 31, 2014**
	Corporate Bonds 83.8%		Corporate Bonds 86.5%
	Stocks 2.1%		Stocks 2.1%
	Preferred Securities 5.7%		Preferred Securities 6.4%
	Bank Loan Obligations 2.4%		Bank Loan Obligations 3.1%
	Short-Term Investments and Net Other Assets (Liabilities) 6.0%		Short-Term Investments and Net Other Assets (Liabilities) 1.9%
* Foreign investments	47.6%	** Foreign investments	48.2%

Annual Report

Investments April 30, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 83.8%
		Principal Amount (d)	Value
Aerospace - 0.2%
KLX, Inc. 5.875% 12/1/22 (e)		$ 80,000	$ 80,600
TransDigm, Inc. 6.5% 7/15/24		225,000	228,341
			308,941
Air Transportation - 0.3%
Aeropuertos Argentina 2000 SA 10.75% 12/1/20 (Reg. S)		322,000	341,320
Continental Airlines, Inc. 6.125% 4/29/18		55,000	58,300
United Continental Holdings, Inc. 6.375% 6/1/18		45,000	47,813
			447,433
Automotive - 0.8%
Fiat Industrial Finance Europe SA 6.25% 3/9/18	EUR	100,000	125,208
PT Gadjah Tunggal Tbk 7.75% 2/6/18 (Reg. S)		200,000	196,750
Schaeffler Finance BV 3.5% 5/15/22 (Reg. S)	EUR	100,000	115,654
Schaeffler Holding Finance BV 6.875% 8/15/18 (Reg. S) (h)	EUR	100,000	117,248
Tenedora Nemak SA de CV 5.5% 2/28/23 (e)		550,000	577,555
			1,132,415
Automotive & Auto Parts - 1.0%
American Tire Distributors, Inc. 10.25% 3/1/22 (e)		95,000	99,513
Chassix, Inc. 9.25% 8/1/18 (c)(e)		90,000	75,150
Dana Holding Corp. 6% 9/15/23		200,000	212,500
Fiat Finance & Trade Ltd. SA 7.375% 7/9/18	EUR	300,000	386,541
Schaeffler Holding Finance BV 6.75% 11/15/22 pay-in-kind (e)(h)		45,000	49,219
Tata Motors Ltd. 5.75% 10/30/24 (Reg. S)		200,000	210,624
ZF North America Capital, Inc. 4.5% 4/29/22 (e)		340,000	339,363
			1,372,910
Banks & Thrifts - 8.3%
Ally Financial, Inc. 7.5% 9/15/20		199,000	233,109
Banco Espirito Santo SA 5.875% 11/9/15	EUR	200,000	225,581
Bank of Baroda (London) 6.625% 5/25/22 (h)		200,000	208,119
Bank of Ceylon 5.325% 4/16/18 (Reg. S)		200,000	199,000
Bank of India - London Branch 6.625% 9/22/21 (h)		200,000	203,948
Bank of Ireland 10% 12/19/22	EUR	200,000	307,696
BBVA Bancomer SA 7.25% 4/22/20 (e)		550,000	621,500
BBVA Colombia SA 4.875% 4/21/25 (e)		300,000	302,625
BBVA Paraguay SA 9.75% 2/11/16 (e)		400,000	418,462
Canara Bank Ltd. 6.365% 11/28/21 (h)		100,000	102,246
Commerzbank AG 7.75% 3/16/21	EUR	200,000	283,563
FBN Finance Co. BV 8.25% 8/7/20 (e)(h)		200,000	190,500
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Banks & Thrifts - continued
Finansbank A/S 6.25% 4/30/19 (e)		$ 200,000	$ 203,512
General Motors Acceptance Corp. 8% 11/1/31		257,000	337,152
Georgia Bank Joint Stock Co. 7.75% 7/5/17 (e)		650,000	677,950
GMAC LLC:
8% 12/31/18		30,000	33,900
8% 11/1/31		1,195,000	1,499,725
GTB Finance BV 6% 11/8/18 (e)		400,000	386,080
HBOS PLC 4.5% 3/18/30 (h)	EUR	300,000	391,153
HSBK BV 7.25% 5/3/17 (e)		200,000	205,572
ICICI Bank Ltd. 6.375% 4/30/22 (Reg. S) (h)		100,000	104,250
Itau Unibanco Holding SA 6.2% 12/21/21 (e)		550,000	594,000
JSC Halyk Bank of Kazakhstan 7.25% 1/28/21 (e)		600,000	612,900
National Savings Bank 8.875% 9/18/18 (Reg. S)		200,000	217,000
Ocwen Financial Corp. 6.625% 5/15/19 (e)		50,000	46,375
Royal Bank of Scotland Group PLC:
5.125% 5/28/24		487,000	503,188
6% 12/19/23		410,000	449,213
Turkiye Garanti Bankasi A/S 4.75% 10/17/19 (e)		400,000	403,424
Turkiye Halk Bankasi A/S 3.875% 2/5/20 (e)		200,000	191,468
UT2 Funding PLC 5.321% 6/30/16 (c)	EUR	50,000	57,265
Yapi ve Kredi Bankasi A/S 4% 1/22/20 (e)		400,000	385,400
Zenith Bank PLC 6.25% 4/22/19 (e)		600,000	576,000
			11,171,876
Broadcasting - 1.1%
AMC Networks, Inc.:
4.75% 12/15/22		100,000	101,875
7.75% 7/15/21		5,000	5,450
Clear Channel Communications, Inc. 5.5% 12/15/16		190,000	183,350
iHeartCommunications, Inc. 10.625% 3/15/23 (e)		35,000	35,613
Ottawa Holdings Pte Ltd. 5.875% 5/16/18 (Reg. S)		200,000	170,000
Polish Television Holding BV 11% 1/15/21 pay-in-kind (Reg. S) (h)	EUR	200,000	267,800
TV Azteca SA de CV:
7.5% 5/25/18 (Reg. S)		550,000	565,125
7.625% 9/18/20 (Reg S.)		200,000	212,500
			1,541,713
Building Materials - 2.2%
Alam Synergy Pte. Ltd. 6.95% 3/27/20 (Reg. S)		200,000	194,000
American Builders & Contractors Supply Co., Inc. 5.625% 4/15/21 (e)		70,000	72,100
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Building Materials - continued
CEMEX Finance LLC:
5.25% 4/1/21 (Reg. S)	EUR	100,000	$ 117,619
6% 4/1/24 (Reg. S)		300,000	307,680
CEMEX S.A.B. de CV 5.2731% 9/30/15 (e)(h)		345,000	345,449
Elementia S.A.B. de CV 5.5% 1/15/25 (e)		400,000	398,000
HeidelbergCement Finance BV 9.5% 12/15/18 (Reg. S)	EUR	100,000	145,162
HMAN Finance Sub Corp. 6.375% 7/15/22 (e)		100,000	100,000
Modern Land China Co. Ltd. 13.875% 11/4/18 (Reg. S)		100,000	97,000
Nortek, Inc. 8.5% 4/15/21		120,000	129,600
Titan Global Finance PLC 4.25% 7/10/19 (Reg. S)	EUR	300,000	316,880
Union Andina de Cementos SAA 5.875% 10/30/21 (Reg. S)		350,000	356,125
USG Corp.:
5.875% 11/1/21 (e)		50,000	53,625
9.75% 1/15/18		135,000	156,263
West China Cement Ltd. 6.5% 9/11/19		200,000	199,731
			2,989,234
Cable/Satellite TV - 3.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.75% 1/15/24		765,000	774,563
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (e)		45,000	47,419
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (e)		255,000	255,370
DISH DBS Corp. 5% 3/15/23		670,000	634,825
Lynx II Corp. 6.375% 4/15/23 (e)		200,000	210,500
Numericable Group SA 5.375% 5/15/22 (Reg. S)	EUR	150,000	176,007
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (e)		210,000	224,963
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
3.5% 1/15/27 (Reg. S)	EUR	100,000	111,724
5.5% 9/15/22 (Reg. S)	EUR	360,000	434,583
5.5% 1/15/23 (e)		200,000	209,250
UPCB Finance V Ltd. 7.25% 11/15/21 (e)		150,000	162,938
UPCB Finance VI Ltd. 6.875% 1/15/22 (e)		150,000	161,250
VTR Finance BV 6.875% 1/15/24 (e)		800,000	827,760
			4,231,152
Capital Goods - 0.4%
AECOM Technology Corp.:
5.75% 10/15/22 (e)		95,000	98,325
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Capital Goods - continued
AECOM Technology Corp.: - continued
5.875% 10/15/24 (e)		$ 80,000	$ 82,871
Norcell Sweden Holding 2 AB 10.75% 9/29/19 (Reg. S)	EUR	65,000	79,930
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (e)		180,000	148,500
Zoomlion HK SPV Co. Ltd. 6.125% 12/20/22 (Reg. S)		200,000	175,000
			584,626
Chemicals - 1.6%
Chemtura Corp. 5.75% 7/15/21		115,000	118,881
Evolution Escrow Issuer LLC 7.5% 3/15/22 (e)		105,000	106,313
INEOS Group Holdings SA 5.75% 2/15/19 (Reg. S)	EUR	250,000	287,379
Kerling PLC 10.625% 2/1/17 (Reg. S)	EUR	200,000	229,623
LSB Industries, Inc. 7.75% 8/1/19		85,000	90,525
OCP SA 5.625% 4/25/24 (e)		200,000	214,062
PolyOne Corp. 5.25% 3/15/23		250,000	260,625
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.:
6.75% 5/1/22 (e)(g)		200,000	202,750
8.75% 2/1/19		440,000	464,754
U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV 7.375% 5/1/21 (e)		150,000	162,750
W.R. Grace & Co. - Conn 5.625% 10/1/24 (e)		55,000	59,125
			2,196,787
Consumer Products - 0.6%
Prestige Brands, Inc.:
5.375% 12/15/21 (e)		320,000	324,000
8.125% 2/1/20		25,000	26,875
Revlon Consumer Products Corp. 5.75% 2/15/21		415,000	415,000
Spectrum Brands Holdings, Inc. 6.375% 11/15/20		45,000	47,700
			813,575
Containers - 1.1%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (e)(h)		208,768	216,108
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
6% 6/30/21 (e)		245,000	248,675
7% 11/15/20 (e)		35,294	36,088
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (e)		65,000	56,550
OI European Group BV 6.75% 9/15/20 (Reg. S)	EUR	200,000	268,923
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Containers - continued
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20		$ 455,000	$ 475,475
SGD Group SA 5.625% 5/15/19 (Reg S.)	EUR	100,000	115,665
Tekni-Plex, Inc. 9.75% 6/1/19 (e)		84,000	90,090
			1,507,574
Diversified Financial Services - 4.5%
Aircastle Ltd. 5.125% 3/15/21		395,000	414,237
Arrow Global Finance PLC 5.29% 11/1/21 (h)	EUR	200,000	226,142
Boing Group Financing PLC 6.625% 7/15/19 (Reg. S)	EUR	100,000	110,042
CIT Group, Inc.:
5% 8/15/22		270,000	278,100
5% 8/1/23		440,000	449,625
Comcel Trust 6.875% 2/6/24 (e)		400,000	429,000
Credito Real S.A.B. de CV 7.5% 3/13/19 (e)		400,000	422,000
GCS Holdco Finance I SA 6.5% 11/15/18 (Reg. S)	EUR	100,000	117,478
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875% 2/1/22		530,000	547,835
International Lease Finance Corp.:
5.875% 8/15/22		475,000	535,563
8.625% 1/15/22		555,000	709,013
International Personal Finance PLC 11.5% 8/6/15	EUR	360,000	412,996
SLM Corp.:
5.5% 1/25/23		320,000	308,000
6.125% 3/25/24		420,000	407,925
8% 3/25/20		190,000	211,850
UPCB Finance Ltd. 6.375% 7/1/20 (Reg. S)	EUR	127,000	148,306
Verisure Holding AB 8.75% 9/1/18 (Reg. S)	EUR	300,000	359,108
			6,087,220
Diversified Media - 0.3%
Lamar Media Corp. 5.875% 2/1/22		55,000	58,163
MDC Partners, Inc. 6.75% 4/1/20 (e)		30,000	30,450
National CineMedia LLC:
6% 4/15/22		300,000	310,500
7.875% 7/15/21		35,000	36,967
Outfront Media Capital LLC / Corp. 5.625% 2/15/24 (e)		25,000	25,938
			462,018
Energy - 11.1%
Afren PLC 10.25% 4/8/19 (e)		293,000	125,990
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Energy - continued
American Energy-Permian Basin LLC/ AEPB Finance Corp.:
6.7521% 8/1/19 (e)(h)		$ 215,000	$ 161,250
7.125% 11/1/20 (e)		290,000	213,150
7.375% 11/1/21 (e)		190,000	140,125
Antero Resources Corp.:
5.125% 12/1/22		420,000	417,900
5.625% 6/1/23 (e)		80,000	81,700
Areva SA 4.875% 9/23/24	EUR	200,000	243,097
California Resources Corp.:
5.5% 9/15/21		320,000	303,200
6% 11/15/24		55,000	51,700
Carrizo Oil & Gas, Inc. 6.25% 4/15/23		55,000	55,963
Chesapeake Energy Corp. 5.375% 6/15/21		430,000	412,800
China Oil & Gas Group Ltd. 5% 5/7/20 (Reg. S)		200,000	195,565
Citgo Holding, Inc. 10.75% 2/15/20 (e)		155,000	163,758
Clayton Williams Energy, Inc. 7.75% 4/1/19		225,000	215,438
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.125% 3/1/22		175,000	180,688
Diamondback Energy, Inc. 7.625% 10/1/21		195,000	211,088
EDC Finance Ltd. 4.875% 4/17/20 (e)		400,000	356,000
Endeavor Energy Resources LP/EER Finance, Inc. 8.125% 9/15/23 (e)		25,000	25,938
Energy Transfer Equity LP 7.5% 10/15/20		30,000	33,750
Energy XXI Gulf Coast, Inc. 11% 3/15/20 (e)		110,000	105,050
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 9/1/22		110,000	115,500
Everest Acquisition LLC/Everest Acquisition Finance, Inc. 9.375% 5/1/20		390,000	417,300
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22		250,000	243,750
Forum Energy Technologies, Inc. 6.25% 10/1/21		135,000	127,575
Genesis Energy LP/Genesis Energy Finance Corp. 5.75% 2/15/21		95,000	94,288
Gibson Energy, Inc. 6.75% 7/15/21 (e)		370,000	385,207
Gulfmark Offshore, Inc. 6.375% 3/15/22		340,000	268,600
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (e)		320,000	310,400
7.625% 4/15/21 (e)		10,000	10,450
Indo Energy Finance II BV 6.375% 1/24/23		200,000	131,000
Kosmos Energy Ltd. 7.875% 8/1/21 (e)		200,000	194,000
Laredo Petroleum, Inc.:
5.625% 1/15/22		340,000	342,125
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Energy - continued
Laredo Petroleum, Inc.: - continued
6.25% 3/15/23		$ 105,000	$ 108,675
MIE Holdings Corp. 6.875% 2/6/18 (Reg S.)		100,000	77,422
Oasis Petroleum, Inc. 6.875% 3/15/22		45,000	45,788
Offshore Group Investment Ltd.:
7.125% 4/1/23		530,000	339,200
7.5% 11/1/19		560,000	369,600
Pacific Drilling V Ltd. 7.25% 12/1/17 (e)		380,000	351,500
Pacific Rubiales Energy Corp. 7.25% 12/12/21 (e)		775,000	612,250
Pan American Energy LLC 7.875% 5/7/21 (e)		750,000	786,563
Puma International Financing SA 6.75% 2/1/21 (Reg. S)		200,000	208,000
Rice Energy, Inc. 7.25% 5/1/23 (e)		40,000	41,600
Rose Rock Midstream LP/ Rose Rock Finance Corp. 5.625% 7/15/22		125,000	125,000
Rosetta Resources, Inc.:
5.625% 5/1/21		225,000	225,281
5.875% 6/1/24		140,000	138,950
RSP Permian, Inc. 6.625% 10/1/22 (e)		75,000	77,850
Sabine Pass Liquefaction LLC 5.625% 2/1/21		760,000	777,351
SemGroup Corp. 7.5% 6/15/21		370,000	388,500
Sibur Securities Ltd. 3.914% 1/31/18 (e)		250,000	227,500
Summit Midstream Holdings LLC 7.5% 7/1/21		100,000	104,000
Sunoco LP / Sunoco Finance Corp. 6.375% 4/1/23 (e)		60,000	62,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5% 1/15/18 (e)		305,000	316,438
6.375% 8/1/22		60,000	63,300
Teine Energy Ltd. 6.875% 9/30/22 (e)		80,000	79,400
TerraForm Power Operating LLC 5.875% 2/1/23 (e)		55,000	57,338
Transocean, Inc.:
6% 3/15/18		130,000	129,675
6.375% 12/15/21		340,000	299,625
Transportadora de Gas del Sur SA 9.625% 5/14/20 (e)		524,847	537,968
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23 (e)		40,000	41,600
Western Refining, Inc. 6.25% 4/1/21		105,000	106,050
Yingde Gases Investment Ltd. 8.125% 4/22/18 (Reg. S)		100,000	93,784
YPF SA:
8.5% 7/28/25 (e)		400,000	406,660
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Energy - continued
YPF SA: - continued
8.875% 12/19/18 (e)		$ 605,000	$ 639,031
Zhaikmunai International BV 7.125% 11/13/19 (e)		800,000	754,000
			14,926,644
Entertainment/Film - 0.4%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22		160,000	165,600
5.625% 2/15/24		55,000	57,269
Cinemark U.S.A., Inc. 7.375% 6/15/21		15,000	16,050
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (e)		170,000	175,525
Regal Entertainment Group 5.75% 6/15/23		70,000	71,050
			485,494
Environmental - 0.3%
Clean Harbors, Inc.:
5.125% 6/1/21		100,000	102,000
5.25% 8/1/20		110,000	113,300
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (e)		200,000	205,000
			420,300
Food & Drug Retail - 1.5%
Pinnacle Merger Sub, Inc. 9.5% 10/1/23 (e)		102,000	115,133
Rite Aid Corp.:
6.875% 12/15/28 (e)		705,000	796,650
7.7% 2/15/27		711,000	851,423
Tesco Corporate Treasury Services PLC 2.5% 7/1/24 (Reg. S)	EUR	200,000	220,466
			1,983,672
Food/Beverage/Tobacco - 2.7%
Agrokor d.d. 9.875% 5/1/19 (Reg. S)	EUR	100,000	120,942
ESAL GmbH 6.25% 2/5/23 (e)		155,000	153,404
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (e)		265,000	278,581
Gruma S.A.B. de CV 4.875% 12/1/24 (e)		500,000	531,500
H.J. Heinz Finance Co. 7.125% 8/1/39 (e)		800,000	1,075,000
JBS Investments GmbH 7.25% 4/3/24 (e)		210,000	217,350
Minerva Luxmbourg SA 7.75% 1/31/23 (e)		600,000	598,500
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Food/Beverage/Tobacco - continued
Post Holdings, Inc. 6.75% 12/1/21 (e)		$ 370,000	$ 374,255
R&R Ice Cream PLC 9.25% 5/15/18 pay-in-kind (Reg. S) (h)	EUR	250,000	282,818
			3,632,350
Gaming - 1.8%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22 (e)		405,000	321,975
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (e)		130,000	137,150
Graton Economic Development Authority 9.625% 9/1/19 (e)		135,000	147,319
MGM Mirage, Inc. 8.625% 2/1/19		315,000	362,644
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 11% 10/1/21		305,000	271,450
Scientific Games Corp. 10% 12/1/22 (e)		130,000	120,575
Studio City Finance Ltd. 8.5% 12/1/20 (e)		750,000	757,500
Wynn Macau Ltd. 5.25% 10/15/21 (e)		300,000	281,250
			2,399,863
Healthcare - 4.9%
Acadia Healthcare Co., Inc. 5.625% 2/15/23 (e)		45,000	46,013
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.:
6% 10/15/21		85,000	97,362
7.75% 2/15/19		195,000	202,556
Cerba European Lab SAS 7% 2/1/20 (Reg. S)	EUR	200,000	237,860
Concordia Healthcare Corp. 7% 4/15/23 (e)		40,000	40,600
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21		40,000	41,200
DaVita HealthCare Partners, Inc. 5% 5/1/25		145,000	144,728
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6% 2/1/25 (e)		200,000	205,125
FMC Finance VII SA 5.25% 2/15/21	EUR	50,000	67,175
Fresenius U.S. Finance II, Inc. 8.75% 7/15/15 (Reg. S)	EUR	100,000	114,017
Grifols Worldwide Operations Ltd. 5.25% 4/1/22 (e)		315,000	322,088
HCA Holdings, Inc.:
5% 3/15/24		185,000	196,600
5.875% 3/15/22		424,000	474,350
6.5% 2/15/20		245,000	279,300
7.5% 2/15/22		180,000	210,600
HealthSouth Corp. 5.75% 11/1/24		100,000	105,500
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (e)(h)		45,000	45,450
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Healthcare - continued
Kindred Escrow Corp. II:
8% 1/15/20 (e)		$ 105,000	$ 113,274
8.75% 1/15/23 (e)		105,000	116,813
Labco S.A.S. 8.5% 1/15/18 (Reg. S)	EUR	100,000	117,843
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875% 4/15/20 (e)		40,000	40,650
Par Pharmaceutical Companies, Inc. 7.375% 10/15/20		60,000	64,125
Polymer Group, Inc. 6.875% 6/1/19 (e)		100,000	95,000
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		155,000	163,525
5.5% 2/1/21		120,000	127,500
Tenet Healthcare Corp. 8.125% 4/1/22		655,000	714,769
Valeant Pharmaceuticals International:
5.5% 3/1/23 (e)		115,000	116,438
5.625% 12/1/21 (e)		155,000	159,263
6.75% 8/15/21 (e)		40,000	41,900
7.25% 7/15/22 (e)		25,000	26,656
7.5% 7/15/21 (e)		473,000	513,205
VRX Escrow Corp.:
5.375% 3/15/20 (e)		195,000	199,997
5.875% 5/15/23 (e)		520,000	533,650
6.125% 4/15/25 (e)		205,000	211,534
VWR Funding, Inc. 7.25% 9/15/17		340,000	355,300
			6,541,966
Homebuilders/Real Estate - 6.8%
Agile Property Holdings Ltd. 8.875% 4/28/17 (Reg. S)		300,000	305,844
Aldesa Financial Services SA 7.25% 4/1/21 (Reg. S)	EUR	150,000	153,269
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (e)		405,000	382,725
Beazer Homes U.S.A., Inc. 7.25% 2/1/23		140,000	136,500
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (e)		85,000	89,038
CBRE Group, Inc. 5% 3/15/23		770,000	800,800
Cementos Progreso Trust 7.125% 11/6/23 (e)		400,000	432,000
Central China Real Estate Ltd. 6.5% 6/4/18 (Reg.S)		200,000	194,180
China Aoyuan Property Group Ltd. 11.25% 1/17/19 (Reg. S)		200,000	195,988
China South City Holdings Ltd. 8.25% 1/29/19 (Reg. S)		100,000	96,060
CIFI Holdings Group Co. Ltd. 8.875% 1/27/19 (Reg. S)		200,000	205,998
Communications Sales & Leasing, Inc. 6% 4/15/23 (e)		40,000	40,160
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Homebuilders/Real Estate - continued
Country Garden Holdings Co. Ltd. 7.25% 4/4/21 (Reg. S)		$ 400,000	$ 413,000
Evergrande Real Estate Group Ltd.:
8.75% 10/30/18 (Reg. S)		200,000	184,500
12% 2/17/20		300,000	300,150
Fantasia Holdings Group Co. Ltd. 10.625% 1/23/19 (Reg. S)		200,000	180,595
Future Land Development Holding Ltd. 10.25% 1/31/18 (Reg. S)		100,000	102,250
Glorious Property Holdings Ltd. 13.25% 3/4/18 (Reg. S)		100,000	54,000
Howard Hughes Corp. 6.875% 10/1/21 (e)		280,000	295,400
Inversiones y Representaciones SA:
8.5% 2/2/17 (Reg. S)		15,000	15,188
11.5% 7/20/20 (Reg. S)		105,000	119,700
KWG Property Holding Ltd.:
8.25% 8/5/19 (Reg. S)		200,000	195,832
8.975% 1/14/19 (Reg. S)		200,000	199,000
Logan Property Holdings Co. Ltd. 11.25% 6/4/19 (Reg. S)		200,000	201,605
Longfor Properties Co. Ltd. 6.75% 1/29/23 (Reg S.)		200,000	200,962
Modernland Overseas Pte Ltd. 11% 10/25/16 (Reg. S)		200,000	210,000
Oceanwide Real Estate International Holding Co. Ltd. 11.75% 9/8/19 (Reg. S)		100,000	104,750
Odebrecht Finance Ltd. 4.375% 4/25/25 (e)		200,000	172,000
Powerlong Real Estate Holding Ltd. 11.25% 1/25/18 (Reg. S)		100,000	99,077
Realogy Group LLC/Realogy Co.-Issuer Corp. 4.5% 4/15/19 (e)		340,000	345,814
Ryland Group, Inc. 5.375% 10/1/22		55,000	55,963
Shea Homes Ltd. Partnershp/Corp.:
5.875% 4/1/23 (e)		30,000	30,822
6.125% 4/1/25 (e)		30,000	30,750
Shimao Property Holdings Ltd.:
8.125% 1/22/21 (Reg. S)		200,000	209,000
8.375% 2/10/22 (Reg. S)		200,000	207,500
SOHO China Ltd. 7.125% 11/7/22 (Reg. S)		200,000	204,500
Sunac China Holdings Ltd. 12.5% 10/16/17 (Reg. S)		200,000	215,050
Times Property Holdings Ltd. 12.625% 3/21/19 (Reg. S)		200,000	211,776
Trillion Chance Ltd. 8.5% 1/10/19		400,000	384,029
Weekley Homes LLC/Weekley Finance Corp. 6% 2/1/23		90,000	86,400
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Homebuilders/Real Estate - continued
William Lyon Homes, Inc.:
5.75% 4/15/19		$ 90,000	$ 91,125
7% 8/15/22		160,000	166,800
8.5% 11/15/20		215,000	233,275
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. 6.75% 12/15/21 (e)		265,000	253,075
Wuzhou International Holdings Ltd. 13.75% 9/26/18 (Reg. S)		100,000	99,150
Yuzhou Properties Co. 8.75% 10/4/18 (Reg. S)		200,000	199,000
			9,104,600
Hotels - 0.3%
Choice Hotels International, Inc. 5.75% 7/1/22		45,000	49,275
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21		380,000	400,900
			450,175
Insurance - 0.2%
Assicurazioni Generali SpA 10.125% 7/10/42 (h)	EUR	100,000	158,755
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (e)		140,000	144,200
			302,955
Leisure - 0.1%
24 Hour Holdings III LLC 8% 6/1/22 (e)		100,000	88,500
Metals/Mining - 2.3%
Abja Investment Co. Pte Ltd. 5.95% 7/31/24 (Reg. S)		200,000	207,212
Alpha Natural Resources, Inc.:
6.25% 6/1/21		295,000	56,050
9.75% 4/15/18		210,000	71,400
Bluescope Steel Ltd./Bluescope Steel Finance 7.125% 5/1/18 (e)		50,000	51,994
Compania Minera Ares SAC 7.75% 1/23/21 (e)		200,000	203,190
Favor Sea Ltd. 11.75% 2/4/19 (Reg. S)		100,000	97,500
Gold Fields Orogen Holding BVI Ltd. 4.875% 10/7/20 (e)		625,000	564,063
Mongolian Mining Corp. 8.875% 3/29/17 (Reg. S)		100,000	76,500
Murray Energy Corp. 11.25% 4/15/21 (e)		195,000	198,413
Nord Gold NV 6.375% 5/7/18 (e)		200,000	193,000
Peabody Energy Corp.:
6.25% 11/15/21		135,000	81,000
10% 3/15/22 (e)		85,000	71,825
Prince Mineral Holding Corp. 11.5% 12/15/19 (e)		55,000	52,869
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (e)		115,000	115,000
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Metals/Mining - continued
Southern Copper Corp. 7.5% 7/27/35		$ 250,000	$ 287,125
Vedanta Resources PLC:
8.25% 6/7/21 (Reg. S)		200,000	199,000
9.5% 7/18/18 (Reg. S)		200,000	207,500
Walter Energy, Inc.:
9.5% 10/15/19 (e)		225,000	143,438
12% 4/1/20 pay-in-kind (e)(h)		175,100	19,290
Yancoal International Resources Development Co. Ltd. 5.73% 5/16/22 (Reg. S)		200,000	182,886
			3,079,255
Paper - 0.4%
Smurfit Kappa Acquisitions 3.25% 6/1/21 (Reg. S)	EUR	400,000	478,379
Publishing/Printing - 0.8%
Cenveo Corp. 6% 8/1/19 (e)		145,000	134,850
Griffey Intermediate, Inc./Griffey Finance Sub LLC 7% 10/15/20 (e)		485,000	283,725
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21		285,000	315,638
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (e)(h)		345,000	353,625
			1,087,838
Restaurants - 0.2%
Landry's Acquisition Co. 9.375% 5/1/20 (e)		105,000	112,350
Landry's Holdings II, Inc. 10.25% 1/1/18 (e)		125,000	130,313
			242,663
Services - 2.9%
Ahern Rentals, Inc. 9.5% 6/15/18 (e)		60,000	64,740
APX Group, Inc.:
6.375% 12/1/19		450,000	448,875
8.75% 12/1/20		705,000	650,363
Audatex North America, Inc. 6% 6/15/21 (e)		385,000	397,632
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (e)		95,000	96,910
FTI Consulting, Inc. 6% 11/15/22		205,000	218,325
Garda World Security Corp.:
7.25% 11/15/21 (e)		100,000	99,500
7.25% 11/15/21 (e)		35,000	34,825
Hertz Corp. 6.25% 10/15/22		105,000	108,675
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (e)		215,000	184,900
Laureate Education, Inc. 10% 9/1/19 (e)		920,000	897,000
NES Rentals Holdings, Inc. 7.875% 5/1/18 (e)		70,000	71,750
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Services - continued
SMCP S.A.S. 8.875% 6/15/20 (Reg. S)	EUR	150,000	$ 182,963
TMS International Corp. 7.625% 10/15/21 (e)		55,000	55,000
TransUnion Holding Co., Inc.:
8.125% 6/15/18 pay-in-kind (h)		155,000	158,100
9.625% 6/15/18 pay-in-kind (h)		90,000	90,675
United Rentals North America, Inc.:
4.625% 7/15/23		75,000	76,032
5.5% 7/15/25		60,000	60,783
			3,897,048
Steel - 1.2%
Cliffs Natural Resources, Inc. 8.25% 3/31/20 (e)		90,000	88,200
Evraz, Inc. NA Canada 7.5% 11/15/19 (e)		200,000	195,600
JMC Steel Group, Inc. 8.25% 3/15/18 (e)		710,000	592,673
Metinvest BV 10.25% 5/20/15 (e)		100,000	70,000
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17		270,000	274,914
11.25% 10/15/18		134,000	136,010
TMK Capital SA 7.75% 1/27/18		200,000	190,400
			1,547,797
Super Retail - 0.9%
Academy Ltd./Academy Finance Corp. 9.25% 8/1/19 (e)		20,000	21,250
Family Tree Escrow LLC:
5.25% 3/1/20 (e)		30,000	31,425
5.75% 3/1/23 (e)		140,000	147,000
JC Penney Corp., Inc.:
5.65% 6/1/20		260,000	229,450
5.75% 2/15/18		80,000	77,600
7.4% 4/1/37		85,000	68,000
Maoye International Holdings Ltd. 7.75% 5/19/17 (Reg. S)		200,000	198,310
MPM Global Pte Ltd. 6.75% 9/19/19 (Reg. S)		100,000	98,726
Parkson Retail Group Ltd. 4.5% 5/3/18 (Reg. S)		200,000	185,081
Sally Holdings LLC 6.875% 11/15/19		35,000	37,013
Sonic Automotive, Inc.:
5% 5/15/23		40,000	39,900
7% 7/15/22		105,000	113,925
			1,247,680
Technology - 2.7%
Activision Blizzard, Inc. 6.125% 9/15/23 (e)		260,000	286,489
ADT Corp. 6.25% 10/15/21		235,000	252,625
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Technology - continued
Balboa Merger Sub, Inc. 11.375% 12/1/21 (e)		$ 85,000	$ 86,700
BCP Singapore VI Cayman Financing Co. Ltd. 8% 4/15/21 (e)		200,000	197,500
BMC Software Finance, Inc. 8.125% 7/15/21 (e)		285,000	261,488
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (e)(h)		330,000	270,600
Brocade Communications Systems, Inc. 4.625% 1/15/23		135,000	132,975
CDW LLC/CDW Finance Corp. 6% 8/15/22		255,000	274,763
China Automation Group Ltd. 7.75% 4/20/16		200,000	200,000
Entegris, Inc. 6% 4/1/22 (e)		70,000	73,150
First Data Corp.:
11.25% 1/15/21		348,000	391,500
11.75% 8/15/21		94,000	107,865
Global A&T Electronics Ltd. 10% 2/1/19 (e)		300,000	288,000
Global Cash Access, Inc. 10% 1/15/22 (e)		35,000	33,163
Lucent Technologies, Inc. 6.45% 3/15/29		250,000	279,375
Pacific Emerald Pte Ltd. 9.75% 7/25/18 (Reg. S)		200,000	212,500
Project Homestake Merger Corp. 8.875% 3/1/23 (e)		50,000	50,563
Quad/Graphics, Inc. 7% 5/1/22		80,000	77,048
Sensata Technologies BV 4.875% 10/15/23 (e)		120,000	124,500
			3,600,804
Telecommunications - 9.8%
Alcatel-Lucent U.S.A., Inc. 6.75% 11/15/20 (e)		150,000	161,625
Altice Financing SA 6.625% 2/15/23 (e)		200,000	206,000
Altice Finco SA 8.125% 1/15/24 (e)		200,000	210,500
Altice SA:
7.625% 2/15/25 (e)		200,000	202,260
7.75% 5/15/22 (e)		485,000	489,855
Banglalink Digital Communications Ltd. 8.625% 5/6/19 (e)		400,000	416,000
Broadview Networks Holdings, Inc. 10.5% 11/15/17		187,500	176,250
Columbus International, Inc. 7.375% 3/30/21 (e)		325,000	353,844
Digicel Group Ltd.:
6% 4/15/21 (Reg. S)		200,000	194,142
7% 2/15/20 (e)		200,000	204,000
8.25% 9/30/20 (e)		675,000	696,195
DigitalGlobe, Inc. 5.25% 2/1/21 (e)		205,000	206,538
Eileme 2 AB 11.625% 1/31/20 (e)		220,000	246,290
FairPoint Communications, Inc. 8.75% 8/15/19 (e)		245,000	262,150
GCI, Inc. 6.875% 4/15/25 (e)		85,000	87,125
GCX Ltd. 7% 8/1/19 (Reg. S)		200,000	202,271
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Telecommunications - continued
Hellenic Telecommunications Organization SA 3.5% 7/9/20	EUR	250,000	$ 254,045
Intelsat Jackson Holdings SA:
5.5% 8/1/23		165,000	155,306
6.625% 12/15/22 (Reg. S)		345,000	340,688
Intelsat Luxembourg SA 8.125% 6/1/23		285,000	260,863
Level 3 Communications, Inc.:
5.75% 12/1/22		120,000	123,074
8.875% 6/1/19		55,000	57,613
Millicom International Cellular SA 6.625% 10/15/21 (e)		200,000	212,750
MTS International Funding Ltd.:
5% 5/30/23 (e)		350,000	313,425
8.625% 6/22/20 (e)		450,000	488,808
Numericable Group SA 6% 5/15/22 (e)		755,000	773,403
Portugal Telecom International Finance BV 4.625% 5/8/20 (Reg. S)	EUR	100,000	111,899
SBA Communications Corp. 4.875% 7/15/22 (e)		305,000	301,569
Sprint Capital Corp.:
6.875% 11/15/28		205,000	185,525
6.9% 5/1/19		615,000	633,345
8.75% 3/15/32		175,000	179,375
Sprint Corp.:
7.125% 6/15/24		165,000	158,606
7.875% 9/15/23		530,000	531,988
T-Mobile U.S.A., Inc.:
6.25% 4/1/21		180,000	188,100
6.625% 4/1/23		325,000	337,415
6.731% 4/28/22		205,000	216,019
6.836% 4/28/23		80,000	84,600
TBG Global Pte. Ltd.:
4.625% 4/3/18 (e)		400,000	406,000
5.25% 2/10/22 (Reg. S)		200,000	199,760
Telecom Italia SpA 4.875% 9/25/20 (Reg. S)	EUR	500,000	645,190
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (e)		400,000	417,500
Telenet Finance Luxembourg S.C.A.:
6.25% 8/15/22 (Reg. S)	EUR	100,000	121,549
6.75% 8/15/24 (Reg. S)	EUR	100,000	125,057
Vimpel Communications 9.125% 4/30/18 (Reg. S) (Issued by VIP Finance Ireland Ltd. for Vimpel Communications)		150,000	158,400
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Telecommunications - continued
Vimpel Communications OJSC 7.748% 2/2/21 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (e)		$ 300,000	$ 301,944
Wind Acquisition Finance SA:
4% 7/15/20 (Reg S.)	EUR	350,000	397,973
4.75% 7/15/20 (e)		270,000	270,000
			13,266,834
Textiles/Apparel - 0.3%
Golden Legacy Pte Ltd. 9% 4/24/19 (Reg. S)		200,000	201,500
Texhong Textile Group Ltd. 6.5% 1/18/19 (Reg. S)		200,000	201,000
			402,500
Transportation Ex Air/Rail - 0.5%
Car, Inc. 6.125% 2/4/20 (Reg. S)		200,000	208,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (e)		155,000	158,488
TRAC Intermodal LLC/TRAC Intermodal Corp. 11% 8/15/19		115,000	125,925
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21		160,000	147,200
			639,613
Utilities - 6.2%
Calpine Corp. 7.875% 1/15/23 (e)		206,000	226,600
Dynegy, Inc.:
6.75% 11/1/19 (e)		125,000	130,625
7.375% 11/1/22 (e)		125,000	133,125
7.625% 11/1/24 (e)		165,000	177,375
Enel SpA 5% 1/15/75 (h)	EUR	100,000	121,419
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc. 11.75% 3/1/22 (c)(e)		1,154,435	1,301,626
GenOn Energy, Inc. 9.875% 10/15/20		385,000	396,935
Global Partners LP/GLP Finance Corp. 6.25% 7/15/22		60,000	59,100
InterGen NV 7% 6/30/23 (e)		610,000	587,125
Listrindo Capital BV 6.95% 2/21/19 (e)		400,000	422,000
Mirant Americas Generation LLC 9.125% 5/1/31		50,000	47,563
NRG Energy, Inc. 6.625% 3/15/23		445,000	468,363
NSG Holdings II, LLC 7.75% 12/15/25 (e)		359,902	394,093
Petrobras International Finance Co. Ltd. 5.375% 1/27/21		200,000	191,960
RJS Power Holdings LLC 5.125% 7/15/19 (e)		410,000	402,825
Techem GmbH 6.125% 10/1/19 (Reg. S)	EUR	300,000	357,487
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Utilities - continued
TXU Corp.:
5.55% 11/15/14 (c)		$ 1,361,000	$ 1,395,025
6.5% 11/15/24 (c)		475,000	486,875
6.55% 11/15/34 (c)		1,000,000	1,025,000
			8,325,121
TOTAL NONCONVERTIBLE BONDS (Cost $112,729,235)			112,999,525
Common Stocks - 1.4%
	Shares
Automotive & Auto Parts - 0.4%
General Motors Co.	6,968	244,298
Trinseo SA	11,100	252,747
		497,045
Broadcasting - 0.2%
Cumulus Media, Inc. Class A (a)	83,000	189,240
Chemicals - 0.2%
LyondellBasell Industries NV Class A	2,500	258,800
Westlake Chemical Partners LP	100	2,882
		261,682
Energy - 0.1%
The Williams Companies, Inc.	1,900	97,261
Healthcare - 0.0%
Legend Acquisition, Inc.	2,128	31,920
Legend Acquisition, Inc.:
Class A warrants (a)	2,195	0
Class B warrants (a)	2,894	0
		31,920
Homebuilders/Real Estate - 0.1%
Realogy Holdings Corp. (a)	3,900	184,899
Hotels - 0.2%
Extended Stay America, Inc. unit	15,000	303,900
Services - 0.2%
ARAMARK Holdings Corp.	7,900	242,767
WP Rocket Holdings, Inc. (a)(i)	356,213	17,811
		260,578
Common Stocks - continued
	Shares	Value
Telecommunications - 0.0%
Broadview Networks Holdings, Inc. (a)	12,187	$ 20,718
TOTAL COMMON STOCKS (Cost $2,422,404)		1,847,243
Preferred Stocks - 0.7%

Convertible Preferred Stocks - 0.4%
Healthcare - 0.2%
Actavis PLC 5.50%	200	200,132
Homebuilders/Real Estate - 0.2%
American Tower Corp. 5.50%	2,900	297,540
TOTAL CONVERTIBLE PREFERRED STOCKS		497,672
Nonconvertible Preferred Stocks - 0.3%
Banks & Thrifts - 0.3%
Ally Financial, Inc. 7.00% (e)	355	361,701
Services - 0.0%
WP Rocket Holdings, Inc.:
15.00% (a)	58,865	46,503
Class C 19.50% (i)	14,869	14,869
		61,372
TOTAL NONCONVERTIBLE PREFERRED STOCKS		423,073
TOTAL PREFERRED STOCKS (Cost $831,153)		920,745
Bank Loan Obligations - 2.4%
		Principal Amount (d)
Automotive - 0.0%
Chassix, Inc. term loan 10% 12/12/15 (h)		$ 29,980	29,980
Cable/Satellite TV - 0.1%
Liberty Cablevision of Puerto Rico:
Tranche 1LN, term loan 4.5% 1/7/22 (h)		20,000	20,050
Tranche 2LN, term loan 7.75% 7/7/23 (h)		85,000	85,425
			105,475
Diversified Financial Services - 0.3%
AlixPartners LLP Tranche 2LN, term loan 9% 7/10/21 (h)		405,000	406,519
Bank Loan Obligations - continued
		Principal Amount (d)	Value
Diversified Media - 0.3%
McGraw-Hill School Education Tranche B, term loan 6.25% 12/18/19 (h)		$ 437,572	$ 438,666
Energy - 0.6%
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (h)		84,788	85,635
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (h)		159,598	139,249
Fieldwood Energy, LLC Tranche 2LN, term loan 8.375% 9/30/20 (h)		480,000	372,000
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (h)		49,125	43,107
Panda Sherman Power, LLC term loan 9% 9/14/18 (h)		64,695	64,534
Sheridan Investment Partners I term loan 4.25% 12/16/20 (h)		74,056	67,206
Sheridan Production Partners I:
Tranche A, term loan 4.25% 12/16/20 (h)		10,302	9,349
Tranche M, term loan 4.25% 12/16/20 (h)		3,842	3,487
Targa Resources Corp. term loan 5.75% 2/27/22 (h)		42,209	42,737
			827,304
Healthcare - 0.5%
Dialysis Newco, Inc.:
Tranche 2LN, term loan 7.75% 10/22/21 (h)		130,000	130,000
Tranche B 1LN, term loan 4.5% 4/23/21 (h)		104,213	104,343
MModal IP LLC Tranche B, term loan 9% 1/31/20 (h)		83,353	76,824
Rural/Metro Corp.:
Tranche 2LN, term loan 14.5% 1/31/16		1,653	1,495
Tranche B, term loan 19.5% 1/31/16		5,389	4,875
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 1/3/20 (h)		20,000	20,250
Tranche B 2LN, term loan 4.25% 7/3/19 (h)		361,257	363,064
			700,851
Homebuilders/Real Estate - 0.1%
DTZ U.S. Borrower LLC Tranche 2LN, term loan 9.25% 11/4/22 (h)		55,000	55,550
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (h)		62,898	62,269
			117,819
Metals/Mining - 0.0%
Ameriforge Group, Inc. Tranche B 2LN, term loan 8.75% 12/19/20 (h)		20,000	17,250
Bank Loan Obligations - continued
		Principal Amount (d)	Value
Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 4.25% 5/22/18 (h)		$ 14,316	$ 14,280
Steel - 0.1%
Atkore International, Inc. Tranche 2LN, term loan 7.75% 10/9/21 (h)		85,000	80,750
Technology - 0.4%
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (h)		310,000	318,913
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (h)		108,900	107,267
Tranche 2LN, term loan 8% 4/9/22 (h)		95,000	92,388
			518,568
Telecommunications - 0.0%
LTS Buyer LLC Tranche 2LN, term loan 8% 4/12/21 (h)		6,325	6,325
TOTAL BANK LOAN OBLIGATIONS (Cost $3,362,221)			3,263,787
Preferred Securities - 5.7%

Banks & Thrifts - 3.2%
Banco Do Brasil SA 9% (e)(f)(h)		250,000	239,533
Bank of America Corp.:
5.2% (f)(h)		345,000	339,073
6.1% (f)(h)		105,000	107,883
Bank of East Asia Ltd. 8.5% (f)(h)		100,000	121,043
Barclays Bank PLC 7.625% 11/21/22		605,000	729,276
Barclays PLC 8% (f)(h)	EUR	200,000	249,348
Chong Hing Bank Ltd. 6.5% (f)(h)		200,000	210,069
Credit Agricole SA:
6.5%(Reg S.) (f)(h)	EUR	200,000	236,679
6.625% (e)(f)(h)		315,000	320,507
ICICI Bank Ltd. 7.25% (Reg S.) (f)(h)		200,000	204,821
Intesa Sanpaolo SpA 8.047% (f)(h)	EUR	250,000	342,034
JPMorgan Chase & Co. 5.15% (f)(h)		415,000	412,977
Royal Bank of Scotland Group PLC 7.0916% (f)(h)	EUR	50,000	63,512
Societe Generale 6.999% (f)(h)	EUR	200,000	256,684
State Bank of India 6.439% (f)(h)		300,000	319,712
UniCredit International Bank Luxembourg SA 8.125% (f)(h)	EUR	100,000	140,900
Wells Fargo & Co. 5.875% (f)(h)		70,000	75,399
			4,369,450
Preferred Securities - continued
		Principal Amount (d)	Value
Consumer Products - 0.4%
Cosan Overseas Ltd. 8.25% (f)		$ 600,000	$ 611,813
Diversified Financial Services - 1.7%
Baggot Securities Ltd. 10.24% (Reg. S) (f)	EUR	100,000	120,073
Citigroup, Inc. 5.35% (f)(h)		1,885,000	1,853,732
Hutchison Whampoa Europe Finance, Ltd. 3.75% (Reg. S) (f)(h)	EUR	250,000	298,587
			2,272,392
Insurance - 0.1%
Groupama SA 6.298% (f)(h)	EUR	100,000	120,876
Telecommunications - 0.3%
Telefonica Europe BV 5% (Reg. S) (f)(h)	EUR	300,000	362,961
TOTAL PREFERRED SECURITIES (Cost $7,528,553)			7,737,492
Money Market Funds - 3.8%
	Shares
Fidelity Cash Central Fund, 0.15% (b) (Cost $5,052,617)	5,052,617	5,052,617
TOTAL INVESTMENT PORTFOLIO - 97.8% (Cost $131,926,183)		131,821,409
NET OTHER ASSETS (LIABILITIES) - 2.2%		2,963,021
NET ASSETS - 100%		$ 134,784,430
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.
(d) Amount is stated in United States dollars unless otherwise noted.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,210,830 or 38.0% of net assets.

(f) Security is perpetual in nature with no stated maturity date.
(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $32,680 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$ 184,731
WP Rocket Holdings, Inc. Class C 19.50%	2/2/15	$ 14,869
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,382
Other Information

The following is a summary of the inputs used, as of April 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 980,205	$ 980,205	$ -	$ -
Energy	97,261	97,261	-	-
Financials	844,140	482,439	361,701	-
Health Care	232,052	200,132	-	31,920
Industrials	79,183	-	-	79,183
Materials	514,429	514,429	-	-
Telecommunication Services	20,718	20,718	-	-
Corporate Bonds	112,999,525	-	112,999,525	-
Bank Loan Obligations	3,263,787	-	3,065,148	198,639
Preferred Securities	7,737,492	-	7,737,492	-
Money Market Funds	5,052,617	5,052,617	-	-
Total Investments in Securities:	$ 131,821,409	$ 7,347,801	$ 124,163,866	$ 309,742
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	52.4%
Cayman Islands	6.9%
Luxembourg	4.9%
United Kingdom	4.0%
Netherlands	3.6%
Mexico	2.8%
Ireland	2.5%
Canada	2.5%
Argentina	2.2%
France	2.1%
British Virgin Islands	1.9%
Singapore	1.4%
Bermuda	1.3%
Kazakhstan	1.1%
Germany	1.0%
Italy	1.0%
Others (Individually Less Than 1%)	8.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	April 30, 2015
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $126,873,566)	$ 126,768,792
Fidelity Central Funds (cost $5,052,617)	5,052,617
Total Investments (cost $131,926,183)		$ 131,821,409
Cash		393,154
Foreign currency held at value (cost $240,033)		242,072
Receivable for investments sold		1,290,759
Receivable for fund shares sold		86,515
Dividends receivable		24,722
Interest receivable		2,048,686
Distributions receivable from Fidelity Central Funds		489
Prepaid expenses		211
Receivable from investment adviser for expense reductions		52,336
Other receivables		1,490
Total assets		135,961,843

Liabilities
Payable for investments purchased Regular delivery	$ 502,582
Delayed delivery	200,000
Payable for fund shares redeemed	203,046
Distributions payable	85,656
Accrued management fee	80,464
Distribution and service plan fees payable	4,957
Audit fees payable	63,471
Other affiliated payables	33,326
Other payables and accrued expenses	3,911
Total liabilities		1,177,413

Net Assets		$ 134,784,430
Net Assets consist of:
Paid in capital		$ 134,294,010
Undistributed net investment income		764,726
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(166,429)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(107,877)
Net Assets		$ 134,784,430

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

April 30, 2015
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,035,874 ÷ 733,021 shares)	$ 9.60

Maximum offering price per share (100/96.00 of $9.60)	$ 10.00
Class T: Net Asset Value and redemption price per share ($1,745,256 ÷ 181,843 shares)	$ 9.60

Maximum offering price per share (100/96.00 of $9.60)	$ 10.00
Class C: Net Asset Value and offering price per share ($3,810,770 ÷ 397,053 shares)A	$ 9.60

Global High Income: Net Asset Value, offering price and redemption price per share ($119,711,890 ÷ 12,471,603 shares)	$ 9.60

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,480,640 ÷ 258,437 shares)	$ 9.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended April 30, 2015
Investment Income
Dividends		$ 915,656
Interest		12,898,687
Income from Fidelity Central Funds		7,382
Total income		13,821,725

Expenses
Management fee	$ 1,612,888
Transfer agent fees	455,277
Distribution and service plan fees	61,877
Accounting fees and expenses	117,502
Custodian fees and expenses	30,464
Independent trustees' compensation	1,040
Registration fees	81,040
Audit	74,567
Legal	20,670
Interest	3,099
Miscellaneous	1,925
Total expenses before reductions	2,460,349
Expense reductions	(120,068)	2,340,281
Net investment income (loss)		11,481,444
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,277,521
Foreign currency transactions	(200,214)
Total net realized gain (loss)		6,077,307
Change in net unrealized appreciation (depreciation) on: Investment securities	(13,405,963)
Assets and liabilities in foreign currencies	21,463
Total change in net unrealized appreciation (depreciation)		(13,384,500)
Net gain (loss)		(7,307,193)
Net increase (decrease) in net assets resulting from operations		$ 4,174,251

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended April 30, 2015	Year ended April 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,481,444	$ 17,719,135
Net realized gain (loss)	6,077,307	4,730,530
Change in net unrealized appreciation (depreciation)	(13,384,500)	(6,402,555)
Net increase (decrease) in net assets resulting from operations	4,174,251	16,047,110
Distributions to shareholders from net investment income	(11,482,978)	(16,962,893)
Distributions to shareholders from net realized gain	(6,017,381)	(7,941,424)
Total distributions	(17,500,359)	(24,904,317)
Share transactions - net increase (decrease)	(214,818,457)	9,681,594
Redemption fees	65,173	71,966
Total increase (decrease) in net assets	(228,079,392)	896,353

Net Assets
Beginning of period	362,863,822	361,967,469
End of period (including undistributed net investment income of 764,726 and undistributed net investment income of $1,599,944, respectively)	$ 134,784,430	$ 362,863,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended April 30,	2015	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 10.46	$ 9.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.476	.506	.526	.476
Net realized and unrealized gain (loss)	(.293) K	(.036)	.714	(.317)
Total from investment operations	.183	.470	1.240	.159
Distributions from net investment income	(.486)	(.483)	(.477)	(.423)
Distributions from net realized gain	(.310)	(.239)	(.046)	-
Total distributions	(.796)	(.722)	(.523)	(.423)
Redemption fees added to paid in capital E	.003	.002	.003	.004
Net asset value, end of period	$ 9.60	$ 10.21	$ 10.46	$ 9.74
Total ReturnB, C, D	1.97% K	4.86%	13.13%	1.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.28%	1.23%	1.24%	1.38%A
Expenses net of fee waivers, if any	1.25%	1.23%	1.24%	1.25%A
Expenses net of all reductions	1.25%	1.23%	1.24%	1.25%A
Net investment income (loss)	4.82%	5.03%	5.25%	5.15%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,036	$ 8,000	$ 6,419	$ 10,102
Portfolio turnover rateG	44%	72%	55%	36% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 11, 2011 (commencement of operations) to April 30, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

K Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.93%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended April 30,	2015	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 10.46	$ 9.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.474	.504	.523	.477
Net realized and unrealized gain (loss)	(.291) K	(.036)	.712	(.318)
Total from investment operations	.183	.468	1.235	.159
Distributions from net investment income	(.486)	(.481)	(.472)	(.423)
Distributions from net realized gain	(.310)	(.239)	(.046)	-
Total distributions	(.796)	(.720)	(.518)	(.423)
Redemption fees added to paid in capital E	.003	.002	.003	.004
Net asset value, end of period	$ 9.60	$ 10.21	$ 10.46	$ 9.74
Total ReturnB, C, D	1.98% K	4.84%	13.08%	1.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.40%	1.35%	1.25%	1.39%A
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%A
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%A
Net investment income (loss)	4.82%	5.01%	5.24%	5.15%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,745	$ 1,595	$ 1,349	$ 9,362
Portfolio turnover rateG	44%	72%	55%	36% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 11, 2011 (commencement of operations) to April 30, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

K Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.94%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended April 30,	2015	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 10.46	$ 9.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.401	.428	.448	.407
Net realized and unrealized gain (loss)	(.292) K	(.035)	.712	(.317)
Total from investment operations	.109	.393	1.160	.090
Distributions from net investment income	(.412)	(.406)	(.397)	(.354)
Distributions from net realized gain	(.310)	(.239)	(.046)	-
Total distributions	(.722)	(.645)	(.443)	(.354)
Redemption fees added to paid in capital E	.003	.002	.003	.004
Net asset value, end of period	$ 9.60	$ 10.21	$ 10.46	$ 9.74
Total ReturnB, C, D	1.22% K	4.05%	12.23%	1.07%
Ratios to Average Net Assets F, I
Expenses before reductions	2.12%	2.05%	2.01%	2.15%A
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%A
Expenses net of all reductions	2.00%	2.00%	2.00%	2.00%A
Net investment income (loss)	4.07%	4.26%	4.49%	4.40%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,811	$ 3,720	$ 2,941	$ 9,878
Portfolio turnover rateG	44%	72%	55%	36% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 11, 2011 (commencement of operations) to April 30, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

K Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.18%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global High Income

Years ended April 30,	2015	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 10.47	$ 9.74	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.508	.534	.555	.495
Net realized and unrealized gain (loss)	(.301) J	(.046)	.724	(.312)
Total from investment operations	.207	.488	1.279	.183
Distributions from net investment income	(.510)	(.511)	(.506)	(.447)
Distributions from net realized gain	(.310)	(.239)	(.046)	-
Total distributions	(.820)	(.750)	(.552)	(.447)
Redemption fees added to paid in capital D	.003	.002	.003	.004
Net asset value, end of period	$ 9.60	$ 10.21	$ 10.47	$ 9.74
Total ReturnB, C	2.23% J	5.05%	13.56%	2.06%
Ratios to Average Net Assets E, H
Expenses before reductions	1.05%	.95%	.96%	1.07%A
Expenses net of fee waivers, if any	1.00%	.95%	.96%	1.00%A
Expenses net of all reductions	1.00%	.95%	.96%	1.00%A
Net investment income (loss)	5.07%	5.30%	5.53%	5.39%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 119,712	$ 344,206	$ 345,210	$ 197,480
Portfolio turnover rateF	44%	72%	55%	36% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 11, 2011 (commencement of operations) to April 30, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

J Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended April 30,	2015	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 10.47	$ 9.74	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.501	.532	.549	.499
Net realized and unrealized gain (loss)	(.293) J	(.046)	.728	(.317)
Total from investment operations	.208	.486	1.277	.182
Distributions from net investment income	(.511)	(.509)	(.504)	(.446)
Distributions from net realized gain	(.310)	(.239)	(.046)	-
Total distributions	(.821)	(.748)	(.550)	(.446)
Redemption fees added to paid in capital D	.003	.002	.003	.004
Net asset value, end of period	$ 9.60	$ 10.21	$ 10.47	$ 9.74
Total ReturnB, C	2.23% J	5.03%	13.54%	2.05%
Ratios to Average Net Assets E, H
Expenses before reductions	1.02%	.97%	.98%	1.13%A
Expenses net of fee waivers, if any	1.00%	.97%	.98%	1.00%A
Expenses net of all reductions	1.00%	.97%	.98%	1.00%A
Net investment income (loss)	5.07%	5.28%	5.51%	5.40%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,481	$ 5,344	$ 6,049	$ 11,617
Portfolio turnover rateF	44%	72%	55%	36% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 11, 2011 (commencement of operations) to April 30, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

J Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2015

1. Organization.

Fidelity Global High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global High Income Fund and Institutional Class shares, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of April 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, partnerships, contingent interest, equity-debt classifications and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,892,891
Gross unrealized depreciation	(5,626,573)
Net unrealized appreciation (depreciation) on securities	$ 266,318

Tax Cost	$ 131,555,091

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 374,607
Net unrealized appreciation (depreciation) on securities and other investments	$ 265,148

The Fund intends to elect to defer to its next fiscal year $149,335 of capital losses recognized during the period November 1, 2014 to April 30, 2015.

The tax character of distributions paid was as follows:

	April 30, 2015	April 30, 2014

Ordinary Income	$ 11,740,384	$ 18,855,196
Long-term Capital Gains	5,759,975	6,049,121
Total	$ 17,500,359	$ 24,904,317

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $97,593,754 and $306,910,321, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares.

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 19,468	$ 758
Class T	-%	.25%	4,378	-
Class C	.75%	.25%	38,031	6,828
			$ 61,877	$ 7,586

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,114
Class T	990
Class C*	500
$ 3,604

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 12,262.16
Class T	4,752.27
Class C	9,204.24
Global High Income	421,276.20
Institutional Class	7,783.15
	$ 455,277

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $121 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,016,500.32%		$ 1,517

Other. During the period, the investment adviser reimbursed the Fund $95,210 for an operating error which is included in Share Transactions in the accompanying Statement of Changes in Net Assets.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or

Annual Report

6. Committed Line of Credit - continued

emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $355 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $10,709,000. The weighted average interest rate was .59%. The interest expense amounted to $1,582 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement

Class A	1.25%	$ 1,867
Class T	1.25%	2,534
Class C	2.00%	4,345
Global High Income	1.00%	109,986
Institutional Class	1.00%	925
		$ 119,657

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $107 for the period.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Global High Income expenses, during the period in the amount of $304.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended April 30,	2015	2014
From net investment income
Class A	$ 382,865	$ 301,725
Class T	86,534	65,194
Class C	159,110	126,053
Global High Income	10,588,584	16,212,658
Institutional Class	265,885	257,263
Total	$ 11,482,978	$ 16,962,893
From net realized gain
Class A	$ 238,361	$ 152,979
Class T	55,292	29,538
Class C	121,832	70,175
Global High Income	5,435,168	7,560,648
Institutional Class	166,728	128,084
Total	$ 6,017,381	$ 7,941,424

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended April 30,	2015	2014	2015	2014
Class A
Shares sold	227,721	520,166	$ 2,258,691	$ 5,266,727
Reinvestment of distributions	58,909	38,112	574,423	383,509
Shares redeemed	(336,927)	(388,303)	(3,279,236)	(3,910,568)
Net increase (decrease)	(50,297)	169,975	$ (446,122)	$ 1,739,668
Class T
Shares sold	47,348	88,315	$ 472,731	$ 888,385
Reinvestment of distributions	14,288	9,045	139,009	90,961
Shares redeemed	(35,971)	(70,058)	(350,040)	(703,740)
Net increase (decrease)	25,665	27,302	$ 261,700	$ 275,606

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended April 30,	2015	2014	2015	2014
Class C
Shares sold	139,066	149,109	$ 1,366,184	$ 1,503,667
Reinvestment of distributions	26,268	17,367	255,392	174,621
Shares redeemed	(132,516)	(83,275)	(1,286,071)	(837,413)
Net increase (decrease)	32,818	83,201	$ 335,505	$ 840,875
Global High Income
Shares sold	6,146,670	12,907,329	$ 61,517,084	$ 129,978,506
Reinvestment of distributions	1,436,237	2,136,351	14,171,953	21,478,679
Shares redeemed	(28,813,511)	(14,327,532)	(288,132,969)	(144,088,446)
Net increase (decrease)	(21,230,604)	716,148	$ (212,443,932)	$ 7,368,739
Institutional Class
Shares sold	75,270	143,981	$ 743,754	$ 1,452,570
Reinvestment of distributions	6,967	6,722	67,942	67,630
Shares redeemed	(346,993)	(205,533)	(3,337,304)	(2,063,494)
Net increase (decrease)	(264,756)	(54,830)	$ (2,525,608)	$ (543,294)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 20% of the total outstanding shares of the Fund.

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

Annual Report

Notes to Financial Statements - continued

13. Litigation.

The Fund, and other entities managed by Fidelity or its affiliates, were named as defendants in a lawsuit brought by creditors of a subsidiary of Energy Future Holdings Corp. ("EFH"), which is currently in bankruptcy and was formerly known as TXU. The lawsuit, which is captioned as In Re:  ENERGY FUTURE HOLDINGS CORP. et al.  U.S. Bankruptcy Court, D. Del. Case No. 14-10979 (CSS); AVENUE CAPITAL MANAGEMENT II, LP, et al. v. FIDELITY INVESTMENTS, et al. Adversary No. 14-50797 (CSS), was filed in the United States Bankruptcy Court for the District of Delaware on October 6, 2014. The plaintiffs sought to enforce an alleged agreement under which the Fund and other defendants would sell certain EFH notes to the plaintiffs at a specified price. Plaintiffs sought a declaration that an alleged right to call the securities was properly exercised and an order that the Fund and other defendants transfer the notes to the plaintiffs at the specified price. The Fund and the other defendants disputed the plaintiffs' claims and filed a motion to dismiss contending, among other things, that the right to call the notes never came into existence and was part of a proposed settlement agreement that was never completed or approved by the bankruptcy court. On January 20, 2015, the court granted the defendants' motion and dismissed the complaint with prejudice. The plaintiffs filed a notice of appeal on February 3, 2015. If the lawsuit were to be decided in a manner adverse to the Fund, the Fund could experience a loss up to $1,853,326 as of period end. The Fund will also incur legal costs in defending the case.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Global High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global High Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global High Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 24, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2015, $4,942,086, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,617,091 of distributions paid during the period January 1, 2015 to April 30, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GHI-UANN-0615
1.926248.103
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments April 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

Fidelity®

High Income

Fund

Annual Report

April 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® High Income Fund	2.29%	7.26%	7.75%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Fund on April 30, 2005. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. high-yield bonds lagged the rest of the bond market for the 12 months ending April 30, 2015, cooling off following a strong multiyear run. The BofA Merrill LynchSM US High Yield Constrained Index rose 2.58%, held back by a weak energy sector and the specter of higher policy interest rates. In comparison, The Barclays® U.S. Aggregate Bond Index, which tracks the broad investment-grade bond market, returned 4.46%. High-yield investments, which offer potentially higher returns - as well as higher risk - than most bonds, began losing momentum in July. Investors fled the sector at a record pace amid slowing global economic growth, comments by U.S. Federal Reserve Chair Janet Yellen about potentially stretched valuations, and plunging oil prices due to lukewarm demand and a surge in U.S. production. Smaller energy companies that had tapped the high-yield market to finance shale oil-and-gas projects were especially hit hard. The index continued to trend lower throughout the rest of 2014, then rebounded early in 2015, as oil prices stabilized and investors increased their risk appetites. High-yield posted a slightly negative return again in March amid uncertainty about the timing of potential rate hikes, but made up for that and then some in April, as mixed U.S. economic data led to expectations that the Fed may hold off a bit longer on tightening rates.

Comments from Portfolio Manager Frederick Hoff: The fund posted a positive return, but modestly trailed its benchmark for the year. Weak commodity pricing led to underperformance from coal producers, including fund holdings Peabody Energy and Walter Energy. At period end, I continued to hold positions in both companies, as I saw the potential for recovery off of the bonds' lows. Elsewhere in energy, the fund was hurt by a position in Samson Investment, which proved unable to sell assets to improve its tenuous liquidity position. I reduced the fund's stake in Samson's bonds in several stages during the period. In contrast, the fund benefited from good bond selection in the B-rated tier, but that was partly offset by a significant underweighting in BB-rated bonds, a category that did very well because U.S. Treasury rates unexpectedly declined. On the positive side, the fund's top individual contributor was a position in Caesars Entertainment, formerly Harrah's. I avoided owning Caesars' junior bonds, which struggled, while investing in more-senior securities issued by an affiliate of the company, which I believed offered a better asset mix and superior protection to creditors. Of final note, the fund lacked exposure to the debt of Arch Coal, a weak-performing benchmark component.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2014 to April 30, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period* November 1, 2014 to April 30, 2015
Actual	.72%	$ 1,000.00	$ 1,012.80	$ 3.59
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 3.61

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of April 30, 2015
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Tenet Healthcare Corp.	2.1	2.0
Laureate Education, Inc.	2.1	1.9
Community Health Systems, Inc.	1.9	2.0
HCA Holdings, Inc.	1.5	1.6
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.	1.5	1.4
	9.1
Top Five Market Sectors as of April 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Healthcare	11.4	9.5
Telecommunications	11.4	8.7
Energy	8.8	8.7
Diversified Financial Services	5.6	4.6
Services	5.2	4.6
Quality Diversification (% of fund's net assets)
As of April 30, 2015	As of October 31, 2014
BBB 0.6%	BBB 0.7%
BB 30.7%	BB 28.4%
B 48.1%	B 47.3%
CCC,CC,C 14.7%	CCC,CC,C 16.4%
Not Rated 0.5%	Not Rated 0.8%
Equities 1.6%	Equities 1.8%
Short-Term Investments and Net Other Assets 3.8%	Short-Term Investments and Net Other Assets 4.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of April 30, 2015 *		As of October 31, 2014 **
	Nonconvertible Bonds 80.6%		Nonconvertible Bonds 79.1%
	Convertible Bonds, Preferred Stocks 1.5%		Convertible Bonds, Preferred Stocks 1.8%
	Common Stocks 0.3%		Common Stocks 0.3%
	Bank Loan Obligations 9.6%		Bank Loan Obligations 11.8%
	Other Investments 4.2%		Other Investments 2.4%
	Short-Term Investments and Net Other Assets (Liabilities) 3.8%		Short-Term Investments and Net Other Assets (Liabilities) 4.6%
* Foreign investments	24.6%	** Foreign investments	22.2%

Annual Report

Investments April 30, 2015

Showing Percentage of Net Assets

Corporate Bonds - 80.8%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.2%
Capital Goods - 0.0%
General Cable Corp. 4.5% 11/15/29 (d)	$ 1,126	$ 858
Metals/Mining - 0.2%
Peabody Energy Corp. 4.75% 12/15/41	25,752	7,838
TOTAL CONVERTIBLE BONDS		8,696
Nonconvertible Bonds - 80.6%
Aerospace - 0.5%
Bombardier, Inc. 7.5% 3/15/25 (f)	4,045	4,010
Huntington Ingalls Industries, Inc.:
5% 12/15/21 (f)	3,650	3,773
7.125% 3/15/21	3,175	3,405
KLX, Inc. 5.875% 12/1/22 (f)	4,165	4,196
TransDigm, Inc.:
6% 7/15/22	6,310	6,349
6.5% 7/15/24	6,205	6,297
		28,030
Air Transportation - 0.1%
Air Canada 7.75% 4/15/21 (f)	1,680	1,806
U.S. Airways pass-thru certificates Series 2013-1 Class B, 5.375% 5/15/23	2,982	3,124
United Continental Holdings, Inc. 6.375% 6/1/18	1,270	1,349
		6,279
Automotive & Auto Parts - 0.8%
American Axle & Manufacturing, Inc. 6.25% 3/15/21	4,505	4,742
Chassix Holdings, Inc. 10% 12/15/18 pay-in-kind (c)(f)(i)	3,577	233
Chassix, Inc. 9.25% 8/1/18 (c)(f)	2,435	2,033
Dana Holding Corp.:
5.5% 12/15/24	205	211
6.75% 2/15/21	2,802	2,960
Fiat Chrysler Automobiles NV 5.25% 4/15/23 (f)	4,350	4,394
Gates Global LLC / Gates Global Co. 6% 7/15/22 (f)	3,355	3,129
Schaeffler Finance BV 4.75% 5/15/21 (f)	11,095	11,345
Schaeffler Holding Finance BV:
6.75% 11/15/22 pay-in-kind (f)(i)	3,330	3,642
6.875% 8/15/18 pay-in-kind (f)(i)	5,985	6,239
ZF North America Capital, Inc. 4% 4/29/20 (f)	4,380	4,407
		43,335
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Banks & Thrifts - 0.4%
Ocwen Financial Corp. 6.625% 5/15/19 (f)	$ 1,765	$ 1,637
Royal Bank of Scotland Group PLC 5.125% 5/28/24	19,445	20,091
		21,728
Broadcasting - 0.6%
Clear Channel Communications, Inc.:
5.5% 12/15/16	7,535	7,271
10% 1/15/18	18,380	16,083
11.25% 3/1/21	4,185	4,269
Sirius XM Radio, Inc. 5.375% 4/15/25 (f)	4,045	4,065
Starz LLC/Starz Finance Corp. 5% 9/15/19	2,680	2,747
		34,435
Building Materials - 2.4%
Building Materials Corp. of America 6.75% 5/1/21 (f)	3,080	3,273
CEMEX Espana SA (Luxembourg) 9.875% 4/30/19 (f)	11,380	12,568
CEMEX Finance LLC:
6% 4/1/24 (f)	8,290	8,502
9.375% 10/12/22 (f)	17,455	19,873
CEMEX S.A.B. de CV:
5.875% 3/25/19 (f)	4,030	4,159
7.25% 1/15/21 (f)	19,665	21,287
CPG Merger Sub LLC 8% 10/1/21 (f)	4,055	4,237
HD Supply, Inc.:
7.5% 7/15/20	12,505	13,412
11.5% 7/15/20	10,065	11,776
Masonite International Corp. 5.625% 3/15/23 (f)	5,525	5,774
Ply Gem Industries, Inc. 6.5% 2/1/22	5,865	5,748
USG Corp.:
5.5% 3/1/25 (f)	5,270	5,534
5.875% 11/1/21 (f)	3,875	4,156
7.875% 3/30/20 (f)	7,965	8,622
		128,921
Cable/Satellite TV - 2.1%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	3,400	3,361
5.25% 3/15/21	3,970	4,010
5.75% 9/1/23	6,260	6,323
6.5% 4/30/21	15,660	16,273
6.625% 1/31/22	11,585	12,338
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Cable/Satellite TV - continued
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (f)	$ 10,990	$ 11,581
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (f)	3,760	3,765
DISH DBS Corp.:
5% 3/15/23	6,810	6,452
5.875% 7/15/22	4,085	4,116
6.75% 6/1/21	8,003	8,474
Harron Communications LP/Harron Finance Corp. 9.125% 4/1/20 (f)	2,365	2,596
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (f)	1,010	1,082
UPCB Finance V Ltd. 7.25% 11/15/21 (f)	6,215	6,751
UPCB Finance VI Ltd. 6.875% 1/15/22 (f)	3,390	3,644
Virgin Media Finance PLC 4.875% 2/15/22	5,635	5,353
VTR Finance BV 6.875% 1/15/24 (f)	6,835	7,072
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (f)	10,392	11,016
		114,207
Capital Goods - 1.0%
AECOM Technology Corp.:
5.75% 10/15/22 (f)	3,225	3,338
5.875% 10/15/24 (f)	2,765	2,864
Amsted Industries, Inc. 5% 3/15/22 (f)	3,440	3,548
Belden, Inc. 5.25% 7/15/24 (f)	1,645	1,666
General Cable Corp. 5.75% 10/1/22	19,670	17,998
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (f)	18,020	14,867
SPL Logistics Escrow LLC/SPL Logistics Finance Corp. 8.875% 8/1/20 (f)	8,660	9,115
		53,396
Chemicals - 3.5%
Chemtura Corp. 5.75% 7/15/21	3,105	3,210
Evolution Escrow Issuer LLC 7.5% 3/15/22 (f)	8,210	8,313
Hexion U.S. Finance Corp. 6.625% 4/15/20	1,767	1,652
Huntsman International LLC 4.875% 11/15/20	4,205	4,247
LSB Industries, Inc. 7.75% 8/1/19	2,250	2,396
Momentive Performance Materials, Inc. 3.88% 10/24/21	15,830	14,168
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Chemicals - continued
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (c)	$ 15,830	$ 0
Platform Specialty Products Corp. 6.5% 2/1/22 (f)	6,090	6,364
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp. 6.5% 4/15/21 (f)	22,525	22,412
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.:
6.75% 5/1/22 (f)(h)	2,440	2,474
8.75% 2/1/19	51,095	53,970
Tronox Finance LLC 6.375% 8/15/20	60,170	58,967
W.R. Grace & Co. - Conn:
5.125% 10/1/21 (f)	4,485	4,676
5.625% 10/1/24 (f)	1,800	1,935
		184,784
Consumer Products - 0.2%
Elizabeth Arden, Inc. 7.375% 3/15/21	5,720	5,005
Spectrum Brands Holdings, Inc.:
6.375% 11/15/20	1,910	2,025
6.625% 11/15/22	2,255	2,413
		9,443
Containers - 4.1%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (f)(i)	20,304	21,018
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
6% 6/30/21 (f)	7,410	7,521
6.25% 1/31/19 (f)	9,025	9,206
6.75% 1/31/21 (f)	31,530	32,712
7% 11/15/20 (f)	2,189	2,238
9.125% 10/15/20 (f)	24,917	26,661
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (f)	23,020	20,027
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23	5,190	5,216
Graphic Packaging International, Inc. 4.75% 4/15/21	2,000	2,080
Owens-Brockway Glass Container, Inc.:
5% 1/15/22 (f)	6,190	6,352
5.375% 1/15/25 (f)	6,190	6,407
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Containers - continued
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20	$ 13,965	$ 14,593
6.875% 2/15/21	15,710	16,505
8.25% 2/15/21	18,181	19,351
Sealed Air Corp.:
5.25% 4/1/23 (f)	6,590	6,887
6.5% 12/1/20 (f)	7,805	8,683
8.375% 9/15/21 (f)	10,680	12,042
		217,499
Diversified Financial Services - 4.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.75% 5/15/19 (f)	9,630	9,750
4.5% 5/15/21 (f)	12,675	13,340
Aircastle Ltd.:
4.625% 12/15/18	7,440	7,775
5.125% 3/15/21	12,830	13,455
5.5% 2/15/22	3,085	3,293
6.25% 12/1/19	7,745	8,549
7.625% 4/15/20	4,630	5,394
CIT Group, Inc.:
3.875% 2/19/19	11,695	11,593
5% 8/15/22	5,515	5,680
5.375% 5/15/20	11,850	12,546
5.5% 2/15/19 (f)	6,890	7,209
FLY Leasing Ltd.:
6.375% 10/15/21	1,750	1,759
6.75% 12/15/20	4,320	4,428
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	18,370	18,717
6% 8/1/20	11,915	12,528
ILFC E-Capital Trust I 4.09% 12/21/65 (f)(i)	4,040	3,873
International Lease Finance Corp.:
4.625% 4/15/21	6,665	7,032
5.875% 8/15/22	4,115	4,640
6.25% 5/15/19	8,165	9,022
8.25% 12/15/20	3,000	3,675
8.625% 1/15/22	7,715	9,856
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Diversified Financial Services - continued
International Lease Finance Corp.: - continued
8.75% 3/15/17	$ 5,356	$ 5,951
8.875% 9/1/17	6,760	7,681
MSCI, Inc. 5.25% 11/15/24 (f)	1,660	1,726
SLM Corp.:
4.875% 6/17/19	17,170	17,127
5.5% 1/25/23	3,425	3,297
6.125% 3/25/24	5,985	5,813
7.25% 1/25/22	4,400	4,664
8% 3/25/20	15,072	16,805
8.45% 6/15/18	6,045	6,744
		243,922
Diversified Media - 1.2%
Clear Channel Worldwide Holdings, Inc.:
Series A:
6.5% 11/15/22	7,860	8,233
7.625% 3/15/20	10,040	10,492
Series B, 6.5% 11/15/22	9,290	9,824
MDC Partners, Inc. 6.75% 4/1/20 (f)	6,315	6,410
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 10/1/20	4,470	4,548
5% 4/15/22 (f)	22,650	22,775
Outfront Media Capital LLC / Corp. 5.625% 2/15/24 (f)	1,470	1,525
		63,807
Energy - 8.1%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	4,860	4,931
AmeriGas Finance LLC/AmeriGas Finance Corp.:
6.75% 5/20/20	3,365	3,571
7% 5/20/22	5,205	5,575
AmeriGas Partners LP/AmeriGas Finance Corp.:
6.25% 8/20/19	3,335	3,460
6.5% 5/20/21	2,350	2,479
Antero Resources Corp.:
5.125% 12/1/22	1,440	1,433
5.625% 6/1/23 (f)	5,005	5,111
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Antero Resources Finance Corp. 5.375% 11/1/21	$ 7,240	$ 7,312
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 6.625% 10/1/20	5,190	5,398
Baytex Energy Corp.:
5.125% 6/1/21 (f)	3,125	3,047
5.625% 6/1/24 (f)	3,950	3,822
California Resources Corp.:
5% 1/15/20	6,780	6,407
6% 11/15/24	5,995	5,635
Chesapeake Energy Corp.:
4.875% 4/15/22	13,800	12,731
5.375% 6/15/21	11,565	11,102
5.75% 3/15/23	3,500	3,421
6.125% 2/15/21	5,260	5,286
6.875% 11/15/20	2,670	2,743
Citgo Petroleum Corp. 6.25% 8/15/22 (f)	12,650	12,365
Clayton Williams Energy, Inc. 7.75% 4/1/19	2,930	2,805
Compressco Partners LP/Compressco Finance, Inc. 7.25% 8/15/22 (f)	4,755	4,327
Consolidated Energy Finance SA 6.75% 10/15/19 (f)	16,960	17,299
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6% 12/15/20	11,370	11,654
6.125% 3/1/22	4,745	4,899
6.25% 4/1/23 (f)	4,535	4,739
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	11,663	11,780
Endeavor Energy Resources LP/EER Finance, Inc.:
7% 8/15/21 (f)	7,240	7,222
8.125% 9/15/23 (f)	1,425	1,478
Energy XXI Gulf Coast, Inc.:
6.875% 3/15/24 (f)	4,215	1,675
11% 3/15/20 (f)	9,180	8,767
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 9/1/22	2,525	2,651
Everest Acquisition LLC/Everest Acquisition Finance, Inc.:
6.875% 5/1/19	6,885	7,098
9.375% 5/1/20	6,955	7,442
Ferrellgas LP/Ferrellgas Finance Corp. 6.5% 5/1/21	8,828	8,960
Gulfmark Offshore, Inc. 6.375% 3/15/22	5,950	4,701
Halcon Resources Corp. 8.625% 2/1/20 (f)	2,650	2,758
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Hilcorp Energy I LP/Hilcorp Finance Co. 5% 12/1/24 (f)	$ 8,875	$ 8,609
LINN Energy LLC/LINN Energy Finance Corp.:
6.25% 11/1/19	28,355	23,960
6.5% 5/15/19	11,300	9,859
8.625% 4/15/20	3,870	3,524
NGL Energy Partners LP/NGL Energy Finance Corp. 5.125% 7/15/19	3,695	3,630
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	4,065	4,228
Offshore Group Investment Ltd. 7.5% 11/1/19	5,935	3,917
Pacific Drilling SA 5.375% 6/1/20 (f)	3,700	3,136
PetroBakken Energy Ltd. 8.625% 2/1/20 (f)	12,710	9,787
Regency Energy Partners LP/Regency Energy Finance Corp.:
4.5% 11/1/23	3,690	3,791
5.5% 4/15/23	3,870	4,093
Rose Rock Midstream LP/ Rose Rock Finance Corp. 5.625% 7/15/22	2,685	2,685
Rosetta Resources, Inc.:
5.625% 5/1/21	5,965	5,972
5.875% 6/1/24	6,975	6,923
RSP Permian, Inc. 6.625% 10/1/22 (f)	2,650	2,751
Sabine Pass Liquefaction LLC:
5.625% 2/1/21	6,320	6,464
5.625% 4/15/23	16,100	16,261
5.625% 3/1/25 (f)	10,105	10,161
5.75% 5/15/24	10,800	10,908
6.25% 3/15/22	15,930	16,727
Samson Investment Co. 9.75% 2/15/20 (i)	2,255	273
SemGroup Corp. 7.5% 6/15/21	6,010	6,311
Star Gas Partners LP/Star Gas Finance Co. 8.875% 12/1/17	3,221	3,366
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.375% 2/1/20 (f)	2,625	2,697
Sunoco LP / Sunoco Finance Corp. 6.375% 4/1/23 (f)	3,785	3,936
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	5,295	5,163
5.25% 5/1/23	2,920	2,978
6.375% 8/1/22	2,365	2,495
6.875% 2/1/21	5,584	5,863
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Teine Energy Ltd. 6.875% 9/30/22 (f)	$ 410	$ 407
TerraForm Power Operating LLC 5.875% 2/1/23 (f)	3,350	3,492
Tesoro Corp. 5.125% 4/1/24	2,440	2,501
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% 10/1/20	5,955	6,193
6.125% 10/15/21	6,660	6,976
6.25% 10/15/22 (f)	3,705	3,932
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23 (f)	2,305	2,397
		432,450
Entertainment/Film - 0.4%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22	7,095	7,343
5.625% 2/15/24	2,800	2,916
5.875% 3/15/25	10,155	10,840
		21,099
Environmental - 2.0%
ADS Waste Holdings, Inc. 8.25% 10/1/20	11,350	12,003
Clean Harbors, Inc.:
5.125% 6/1/21	4,035	4,116
5.25% 8/1/20	5,810	5,984
Covanta Holding Corp.:
5.875% 3/1/24	3,685	3,796
6.375% 10/1/22	6,490	6,896
7.25% 12/1/20	4,832	5,122
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (f)	18,820	19,291
Tervita Corp.:
8% 11/15/18 (f)	39,080	36,247
9.75% 11/1/19 (f)	12,055	8,017
10.875% 2/15/18 (f)	9,760	6,836
		108,308
Food & Drug Retail - 0.8%
BI-LO LLC/BI-LO Finance Corp.:
8.625% 9/15/18 pay-in-kind (f)(i)	5,260	4,695
9.25% 2/15/19 (f)	13,655	13,979
Rite Aid Corp.:
6.75% 6/15/21	15,800	16,728
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Food & Drug Retail - continued
Rite Aid Corp.: - continued
7.7% 2/15/27	$ 3,030	$ 3,628
Tops Markets LLC 8.875% 12/15/17	5,220	5,488
		44,518
Food/Beverage/Tobacco - 4.9%
Bumble Bee Acquisition Corp. 9% 12/15/17 (f)	16,555	17,374
C&S Group Enterprises LLC 5.375% 7/15/22 (f)	27,530	27,324
ESAL GmbH 6.25% 2/5/23 (f)	19,570	19,368
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (f)	12,790	13,445
H.J. Heinz Co.:
4.25% 10/15/20	5,335	5,468
6.375% 7/15/28	1,205	1,404
H.J. Heinz Finance Co. 7.125% 8/1/39 (f)	6,895	9,265
JBS Finance II Ltd. 8.25% 1/29/18 (f)	3,185	3,285
JBS Investments GmbH:
7.25% 4/3/24 (f)	8,250	8,539
7.75% 10/28/20 (f)	24,505	26,563
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
7.25% 6/1/21 (f)	14,720	15,530
7.25% 6/1/21 (f)	5,070	5,349
8.25% 2/1/20 (f)	15,785	16,772
Minerva Luxmbourg SA 7.75% 1/31/23 (f)	22,895	22,838
Post Holdings, Inc.:
6% 12/15/22 (f)	9,040	8,814
6.75% 12/1/21 (f)	18,980	19,198
7.375% 2/15/22	40,010	41,510
		262,046
Gaming - 1.9%
Ameristar Casinos, Inc. 7.5% 4/15/21	3,915	4,140
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22 (f)	13,365	10,625
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (f)	11,070	11,679
Isle of Capri Casinos, Inc. 5.875% 3/15/21 (f)	1,860	1,920
MCE Finance Ltd. 5% 2/15/21 (f)	3,630	3,449
MGM Mirage, Inc.:
7.75% 3/15/22	2,230	2,503
8.625% 2/1/19	6,965	8,018
Pinnacle Entertainment, Inc. 6.375% 8/1/21	9,870	10,487
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Gaming - continued
Scientific Games Corp.:
6.625% 5/15/21 (f)	$ 17,550	$ 12,812
7% 1/1/22 (f)	4,130	4,306
10% 12/1/22 (f)	9,730	9,025
Seminole Hard Rock Entertainment, Inc. 5.875% 5/15/21 (f)	3,705	3,742
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375% 3/15/22	14,210	14,459
Wynn Macau Ltd. 5.25% 10/15/21 (f)	6,920	6,488
		103,653
Healthcare - 10.6%
Alere, Inc. 6.5% 6/15/20	14,820	15,413
AmSurg Corp. 5.625% 7/15/22	7,725	7,842
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. 6% 10/15/21	2,170	2,486
Community Health Systems, Inc.:
5.125% 8/1/21	29,510	30,543
6.875% 2/1/22	55,530	58,931
7.125% 7/15/20	8,705	9,336
Concordia Healthcare Corp. 7% 4/15/23 (f)	3,480	3,532
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21	2,160	2,225
DaVita HealthCare Partners, Inc.:
5% 5/1/25	8,445	8,429
5.125% 7/15/24	11,815	12,023
DJO Finco, Inc. 8.125% 6/15/21 (f)(h)	8,770	8,902
Endo Finance Co.:
5.375% 1/15/23 (f)	11,400	11,215
7% 12/15/20 (f)	2,727	2,870
HCA Holdings, Inc.:
5% 3/15/24	8,065	8,571
5.875% 3/15/22	9,465	10,589
5.875% 5/1/23	12,595	13,618
6.25% 2/15/21	7,735	8,447
6.5% 2/15/20	16,520	18,833
7.5% 11/6/33	2,576	2,808
7.75% 5/15/21	8,000	8,520
HealthSouth Corp. 5.125% 3/15/23	3,155	3,250
Horizon Pharma Financing, Inc. 6.625% 5/1/23 (f)	6,575	6,682
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Healthcare - continued
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.5% 12/1/19 (f)	$ 1,660	$ 1,785
JLL/Delta Dutch Newco BV 7.5% 2/1/22 (f)	740	776
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (f)(i)	2,850	2,879
Kindred Escrow Corp. II:
8% 1/15/20 (f)	2,055	2,217
8.75% 1/15/23 (f)	2,055	2,286
LifePoint Hospitals, Inc. 5.5% 12/1/21	3,460	3,637
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% 4/15/20 (f)	2,545	2,586
5.5% 4/15/25 (f)	2,120	2,162
5.75% 8/1/22 (f)	5,305	5,491
MPT Operating Partnership LP/MPT Finance Corp. 5.5% 5/1/24	5,235	5,601
Omega Healthcare Investors, Inc.:
5.875% 3/15/24	12,670	13,525
6.75% 10/15/22	4,188	4,390
Opal Acquisition, Inc. 8.875% 12/15/21 (f)	3,000	3,038
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	10,645	11,230
5.5% 2/1/21	16,370	17,393
Service Corp. International 4.5% 11/15/20	3,835	3,921
Surgical Care Affiliates, Inc. 6% 4/1/23 (f)	4,185	4,279
Tenet Healthcare Corp.:
4.375% 10/1/21	23,865	23,567
4.5% 4/1/21	780	777
4.75% 6/1/20	5,245	5,324
5% 3/1/19 (f)	9,110	9,053
6% 10/1/20	7,130	7,611
6.75% 2/1/20	5,005	5,243
8.125% 4/1/22	58,590	63,930
Valeant Pharmaceuticals International:
5.5% 3/1/23 (f)	7,010	7,098
5.625% 12/1/21 (f)	3,595	3,694
6.75% 8/15/21 (f)	16,343	17,119
7.25% 7/15/22 (f)	6,655	7,096
VPI Escrow Corp. 6.375% 10/15/20 (f)	25,390	26,755
VRX Escrow Corp.:
5.375% 3/15/20 (f)	18,640	19,118
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Healthcare - continued
VRX Escrow Corp.: - continued
5.875% 5/15/23 (f)	$ 15,440	$ 15,845
6.125% 4/15/25 (f)	12,700	13,105
		567,596
Homebuilders/Real Estate - 1.2%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (f)	4,345	4,497
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (f)	3,715	3,891
Communications Sales & Leasing, Inc.:
6% 4/15/23 (f)	2,020	2,028
8.25% 10/15/23 (f)	2,020	2,073
KB Home:
7.25% 6/15/18	1,690	1,829
8% 3/15/20	4,030	4,453
Lennar Corp. 4.5% 6/15/19	1,122	1,156
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 12/1/21 (f)	4,130	4,223
Shea Homes Ltd. Partnershp/Corp.:
5.875% 4/1/23 (f)	1,735	1,783
6.125% 4/1/25 (f)	1,735	1,778
Standard Pacific Corp. 8.375% 1/15/21	6,321	7,396
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (f)	10,197	10,082
WCI Communities, Inc. 6.875% 8/15/21	2,860	2,946
Weyerhaeuser Real Estate Co.:
4.375% 6/15/19 (f)	4,055	3,994
5.875% 6/15/24 (f)	2,965	2,924
William Lyon Homes, Inc.:
5.75% 4/15/19	2,530	2,562
8.5% 11/15/20	7,090	7,693
		65,308
Hotels - 0.2%
FelCor Lodging LP 5.625% 3/1/23	3,380	3,515
RHP Hotel Properties LP/RHP Finance Corp. 5% 4/15/23 (f)	4,380	4,435
		7,950
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Insurance - 1.1%
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (f)	$ 41,330	$ 42,570
Hub Holdings LLC / Hub Holdings Finance, Inc. 8.125% 7/15/19 pay-in-kind (f)(i)	16,965	16,944
		59,514
Leisure - 0.7%
24 Hour Holdings III LLC 8% 6/1/22 (f)	12,230	10,824
Cedar Fair LP/Magnum Management Corp.:
5.25% 3/15/21	11,047	11,461
5.375% 6/1/24 (f)	6,830	7,052
NCL Corp. Ltd. 5.25% 11/15/19 (f)	6,190	6,376
		35,713
Metals/Mining - 1.8%
Bluescope Steel Ltd./Bluescope Steel Finance 7.125% 5/1/18 (f)	3,945	4,102
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 6.375% 3/15/24	2,025	1,661
CONSOL Energy, Inc. 5.875% 4/15/22	19,190	17,607
Eldorado Gold Corp. 6.125% 12/15/20 (f)	3,800	3,743
First Quantum Minerals Ltd.:
6.75% 2/15/20 (f)	3,250	3,023
7% 2/15/21 (f)	10,510	9,801
7.25% 5/15/22 (f)	5,460	5,091
FMG Resources (August 2006) Pty Ltd. 8.25% 11/1/19 (f)	2,495	2,177
Imperial Metals Corp. 7% 3/15/19 (f)	1,275	1,269
Murray Energy Corp. 11.25% 4/15/21 (f)	12,275	12,490
Peabody Energy Corp.:
6% 11/15/18	8,990	7,085
7.875% 11/1/26	5,270	3,109
10% 3/15/22 (f)	6,125	5,176
Rain CII Carbon LLC/CII Carbon Corp.:
8% 12/1/18 (f)	3,375	3,139
8.25% 1/15/21 (f)	7,505	6,942
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.:
7.375% 2/1/20 (f)	2,995	3,077
7.375% 2/1/20 (f)	1,330	1,367
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Metals/Mining - continued
Walter Energy, Inc.:
9.5% 10/15/19 (f)	$ 8,100	$ 5,164
12% 4/1/20 pay-in-kind (f)(i)	10,109	1,114
		97,137
Paper - 0.4%
NewPage Corp. 11.375% 12/31/14 (c)	30,721	0
Xerium Technologies, Inc. 8.875% 6/15/18	20,125	20,880
		20,880
Publishing/Printing - 0.2%
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (f)(i)	5,380	5,515
R.R. Donnelley & Sons Co. 6% 4/1/24	2,940	3,050
		8,565
Restaurants - 0.2%
Landry's Acquisition Co. 9.375% 5/1/20 (f)	5,220	5,585
Landry's Holdings II, Inc. 10.25% 1/1/18 (f)	5,630	5,869
		11,454
Services - 3.7%
Anna Merger Sub, Inc. 7.75% 10/1/22 (f)	11,125	11,375
APX Group, Inc.:
6.375% 12/1/19	31,720	31,641
8.75% 12/1/20	16,940	15,627
ARAMARK Corp. 5.75% 3/15/20	4,440	4,629
Audatex North America, Inc.:
6% 6/15/21 (f)	4,455	4,601
6.125% 11/1/23 (f)	1,850	1,929
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.125% 6/1/22 (f)	6,440	6,496
5.5% 4/1/23	6,185	6,307
Brand Energy & Infrastructure Services, Inc. 8.5% 12/1/21 (f)	13,530	12,921
CBRE Group, Inc. 5.25% 3/15/25	6,110	6,614
Corrections Corp. of America 4.125% 4/1/20	8,240	8,322
Hertz Corp.:
5.875% 10/15/20	5,815	5,917
6.25% 10/15/22	7,300	7,556
IHS, Inc. 5% 11/1/22 (f)	4,120	4,120
Laureate Education, Inc. 10% 9/1/19 (f)	61,229	59,698
The GEO Group, Inc.:
5.125% 4/1/23	2,450	2,524
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Services - continued
The GEO Group, Inc.: - continued
6.625% 2/15/21	$ 1,988	$ 2,097
TMS International Corp. 7.625% 10/15/21 (f)	1,340	1,340
United Rentals North America, Inc. 4.625% 7/15/23	4,810	4,876
		198,590
Steel - 1.8%
Cliffs Natural Resources, Inc. 8.25% 3/31/20 (f)	7,635	7,482
Commercial Metals Co. 4.875% 5/15/23	10,100	9,620
Essar Steel Algoma, Inc. 9.5% 11/15/19 (f)	3,510	3,062
Evraz, Inc. NA Canada 7.5% 11/15/19 (f)	5,295	5,179
JMC Steel Group, Inc. 8.25% 3/15/18 (f)	37,275	31,115
Ryerson, Inc./Joseph T Ryerson & Son, Inc. 11.25% 10/15/18	2,418	2,454
Steel Dynamics, Inc.:
5.125% 10/1/21 (f)	15,335	15,680
5.5% 10/1/24 (f)	19,365	19,994
		94,586
Super Retail - 2.7%
Argos Merger Sub, Inc. 7.125% 3/15/23 (f)	24,105	25,310
Asbury Automotive Group, Inc. 6% 12/15/24	6,190	6,484
Chinos Intermediate Holdings A, Inc. 7.75% 5/1/19 pay-in-kind (f)(i)	15,275	12,984
Claire's Stores, Inc.:
6.125% 3/15/20 (f)	6,325	5,187
7.75% 6/1/20 (f)	10,068	3,826
8.875% 3/15/19	1,119	585
9% 3/15/19 (f)	28,810	25,716
DPL, Inc. 7.75% 10/15/20 (f)	11,715	9,723
Family Tree Escrow LLC:
5.25% 3/1/20 (f)	1,665	1,744
5.75% 3/1/23 (f)	8,325	8,741
Hanesbrands, Inc. 6.375% 12/15/20	1,843	1,949
JC Penney Corp., Inc.:
5.65% 6/1/20	1,235	1,090
6.375% 10/15/36	3,180	2,401
7.4% 4/1/37	2,583	2,066
Serta Simmons Holdings, LLC 8.125% 10/1/20 (f)	32,658	34,617
The Bon-Ton Department Stores, Inc. 8% 6/15/21	1,700	1,420
		143,843
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Technology - 2.0%
ADT Corp. 6.25% 10/15/21	$ 6,025	$ 6,477
Avaya, Inc. 10.5% 3/1/21 (f)	3,973	3,496
BMC Software Finance, Inc. 8.125% 7/15/21 (f)	2,725	2,500
BMC Software, Inc. 7.25% 6/1/18	4,655	4,469
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (f)(i)	3,230	2,649
CDW LLC/CDW Finance Corp. 5.5% 12/1/24	8,270	8,791
Compiler Finance Sub, Inc. 7% 5/1/21 (f)	6,390	4,793
First Data Corp.:
6.75% 11/1/20 (f)	5,266	5,608
8.75% 1/15/22 pay-in-kind (f)(i)	2,582	2,763
10.625% 6/15/21	2,401	2,724
12.625% 1/15/21	2,217	2,617
Global Cash Access, Inc. 10% 1/15/22 (f)	2,185	2,070
Lucent Technologies, Inc.:
6.45% 3/15/29	17,140	19,154
6.5% 1/15/28	330	370
Micron Technology, Inc.:
5.25% 1/15/24 (f)	4,385	4,341
5.625% 1/15/26 (f)	4,385	4,330
NXP BV/NXP Funding LLC:
3.75% 6/1/18 (f)	2,435	2,502
5.75% 3/15/23 (f)	1,460	1,559
Sanmina Corp. 4.375% 6/1/19 (f)	7,080	7,115
VeriSign, Inc. 4.625% 5/1/23	4,455	4,453
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25% 7/15/19	10,520	11,298
		104,079
Telecommunications - 11.3%
Alcatel-Lucent U.S.A., Inc.:
4.625% 7/1/17 (f)	2,645	2,731
6.75% 11/15/20 (f)	10,890	11,734
Altice Financing SA:
6.5% 1/15/22 (f)	23,800	24,276
7.875% 12/15/19 (f)	4,180	4,441
Altice Finco SA:
8.125% 1/15/24 (f)	19,575	20,603
9.875% 12/15/20 (f)	11,745	12,964
Altice SA 7.75% 5/15/22 (f)	57,500	58,076
Broadview Networks Holdings, Inc. 10.5% 11/15/17	9,374	8,812
Columbus International, Inc. 7.375% 3/30/21 (f)	32,965	35,891
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Crown Castle International Corp. 5.25% 1/15/23	$ 5,580	$ 5,890
Digicel Group Ltd.:
6% 4/15/21 (f)	27,300	26,500
6.75% 3/1/23 (f)	10,185	10,037
GCI, Inc. 6.875% 4/15/25 (f)	5,280	5,412
Inmarsat Finance PLC 4.875% 5/15/22 (f)	9,590	9,638
Intelsat Jackson Holdings SA:
5.5% 8/1/23	22,460	21,140
6.625% 12/15/22 (Reg. S)	4,520	4,464
7.5% 4/1/21	11,615	12,065
Intelsat Luxembourg SA 7.75% 6/1/21	15,625	14,355
Level 3 Financing, Inc.:
5.125% 5/1/23 (f)	13,140	13,107
5.375% 5/1/25 (f)	2,190	2,187
6.125% 1/15/21	7,470	7,909
7% 6/1/20	2,515	2,694
MetroPCS Wireless, Inc. 6.625% 11/15/20	8,330	8,694
Millicom International Cellular SA 4.75% 5/22/20 (f)	4,010	3,950
Numericable Group SA:
4.875% 5/15/19 (f)	19,030	19,197
6% 5/15/22 (f)	18,095	18,536
6.25% 5/15/24 (f)	6,295	6,468
SBA Communications Corp. 5.625% 10/1/19	3,740	3,932
Sprint Capital Corp.:
6.875% 11/15/28	15,280	13,828
6.9% 5/1/19	32,719	33,695
Sprint Communications, Inc. 6% 11/15/22	26,940	25,458
Sprint Corp.:
7.125% 6/15/24	9,730	9,353
7.25% 9/15/21	19,770	19,844
7.625% 2/15/25	4,045	3,978
7.875% 9/15/23	23,405	23,493
T-Mobile U.S.A., Inc.:
6% 3/1/23	3,700	3,770
6.125% 1/15/22	4,775	4,924
6.25% 4/1/21	10,715	11,197
6.542% 4/28/20	8,405	8,867
6.625% 4/1/23	15,910	16,518
6.633% 4/28/21	8,810	9,295
ViaSat, Inc. 6.875% 6/15/20	5,360	5,699
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Wind Acquisition Finance SA:
4.75% 7/15/20 (f)	$ 30,265	$ 30,265
7.375% 4/23/21 (f)	9,570	9,797
		605,684
Transportation Ex Air/Rail - 1.4%
Aguila 3 SA 7.875% 1/31/18 (f)	3,435	3,469
Kenan Advantage Group, Inc. 8.375% 12/15/18 (f)	13,700	14,282
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (f)	8,645	8,840
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (f)	18,940	17,425
8.125% 2/15/19	15,381	13,151
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (f)	3,145	3,051
Teekay Corp. 8.5% 1/15/20	5,438	6,118
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21	9,100	8,372
		74,708
Utilities - 1.7%
Calpine Corp. 6% 1/15/22 (f)	5,925	6,266
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	2,460	2,657
Dynegy, Inc.:
7.375% 11/1/22 (f)	6,885	7,333
7.625% 11/1/24 (f)	5,700	6,128
GenOn Energy, Inc.:
9.5% 10/15/18	1,310	1,359
9.875% 10/15/20	3,818	3,936
Global Partners LP/GLP Finance Corp. 6.25% 7/15/22	1,250	1,231
InterGen NV 7% 6/30/23 (f)	21,455	20,650
Mirant Americas Generation LLC:
8.5% 10/1/21	4,317	4,209
9.125% 5/1/31	3,664	3,485
NRG Energy, Inc. 7.875% 5/15/21	3,335	3,563
NSG Holdings II, LLC 7.75% 12/15/25 (f)	8,211	8,991
RJS Power Holdings LLC 5.125% 7/15/19 (f)	14,150	13,902
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Utilities - continued
RRI Energy, Inc. 7.875% 6/15/17	$ 4,809	$ 4,821
The AES Corp. 3.2616% 6/1/19 (i)	4,145	4,145
		92,676
TOTAL NONCONVERTIBLE BONDS		4,310,143
TOTAL CORPORATE BONDS (Cost $4,330,239)		4,318,839
Common Stocks - 0.3%
	Shares
Banks & Thrifts - 0.1%
CIT Group, Inc.	58,981	2,656
Building Materials - 0.2%
Nortek, Inc. (a)	112,625	9,530
Chemicals - 0.0%
LyondellBasell Industries NV Class A	306	32
Services - 0.0%
Penhall Acquisition Co.:
Class A (a)	17,563	1,426
Class B (a)	5,854	475
		1,901
Telecommunications - 0.0%
Broadview Networks Holdings, Inc. (a)(e)	609,310	1,036
TOTAL COMMON STOCKS (Cost $20,727)		15,155
Preferred Stocks - 1.3%

Convertible Preferred Stocks - 1.0%
Banks & Thrifts - 0.8%
Bank of America Corp. Series L, 7.25% (g)	15,158	17,568
Huntington Bancshares, Inc. 8.50% (a)	17,162	23,512
Wells Fargo & Co. 7.50%	1,813	2,210
		43,290
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
Energy - 0.2%
Chesapeake Energy Corp. Series A, 5.75% (f)	14,700	$ 12,651
TOTAL CONVERTIBLE PREFERRED STOCKS		55,941
Nonconvertible Preferred Stocks - 0.3%
Banks & Thrifts - 0.3%
Ally Financial, Inc. 7.00% (f)	16,101	16,405
TOTAL PREFERRED STOCKS (Cost $55,420)		72,346
Bank Loan Obligations - 9.6%
	Principal Amount (000s)
Aerospace - 0.2%
TransDigm, Inc.:
Tranche C, term loan 3.75% 2/28/20 (i)	$ 5,012	5,024
Tranche D, term loan 3.75% 6/4/21 (i)	7,166	7,157
		12,181
Automotive - 0.0%
Chassix, Inc. term loan 10% 12/12/15 (i)	811	811
Automotive & Auto Parts - 0.1%
Chrysler Group LLC term loan 3.25% 12/31/18 (i)	6,833	6,841
Broadcasting - 0.1%
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (i)	3,855	3,860
Building Materials - 0.1%
HD Supply, Inc. Tranche B 1LN, term loan 4% 6/28/18 (i)	2,444	2,450
Nortek, Inc. Tranche B, term loan 3.5% 10/30/20 (i)	3,265	3,265
		5,715
Cable/Satellite TV - 0.2%
Cequel Communications LLC Tranche B, term loan 3.5% 2/14/19 (i)	6,159	6,167
Charter Communications Operating LLC Tranche F, term loan 3% 1/3/21 (i)	6,124	6,116
		12,283
Capital Goods - 0.4%
Gardner Denver, Inc. Tranche B, term loan 4.25% 7/30/20 (i)	9,641	9,400
Bank Loan Obligations - continued
	Principal Amount (000s)	Value (000s)
Capital Goods - continued
Rexnord LLC Tranche B, term loan 4% 8/21/20 (i)	$ 9,063	$ 9,097
SRAM LLC. Tranche B, term loan 4.0164% 4/10/20 (i)	4,461	4,450
		22,947
Chemicals - 0.0%
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Tranche B 1LN, term loan 10/28/21 (j)	835	838
Consumer Products - 0.2%
Tempur Sealy International, Inc. Tranche B, term loan 3.5% 3/18/20 (i)	9,266	9,301
Containers - 0.2%
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (i)	5,654	5,668
Signode Packaging Systems, Inc. Tranche B, term loan 3.75% 5/1/21 (i)	4,056	4,056
		9,724
Diversified Media - 0.1%
WMG Acquisition Corp. term loan 3.75% 7/1/20 (i)	4,250	4,218
Energy - 0.5%
Energy Transfer Equity LP Tranche B, term loan 3.25% 12/2/19 (i)	10,570	10,519
Fieldwood Energy, LLC Tranche 2LN, term loan 8.375% 9/30/20 (i)	14,345	11,117
Samson Investment Co. Tranche B 2LN, term loan 5% 9/25/18 (i)	10,990	5,358
		26,994
Entertainment/Film - 0.2%
AMC Entertainment, Inc. Tranche B, term loan 3.5% 4/30/20 (i)	4,743	4,767
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (i)	6,255	6,255
		11,022
Environmental - 0.6%
ADS Waste Holdings, Inc. Tranche B 2LN, term loan 3.75% 10/9/19 (i)	27,663	27,681
Tervita Corp. Tranche B 1LN, term loan 6.25% 5/15/18 (i)	3,055	2,910
		30,591
Food/Beverage/Tobacco - 0.1%
Darling International, Inc. Tranche B, term loan 3.25% 1/6/21 (i)	5,376	5,376
Bank Loan Obligations - continued
	Principal Amount (000s)	Value (000s)
Gaming - 0.5%
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (i)	$ 26,690	$ 23,987
MGM Mirage, Inc. Tranche B, term loan 3.5% 12/20/19 (i)	3,436	3,440
Tropicana Entertainment, Inc. Tranche B, term loan 4% 11/27/20 (i)	1,798	1,791
		29,218
Healthcare - 0.8%
Dialysis Newco, Inc.:
Tranche 2LN, term loan 7.75% 10/22/21 (i)	3,605	3,605
Tranche B 1LN, term loan 4.5% 4/23/21 (i)	3,666	3,671
Genesis HealthCare Corp. Tranche B, term loan 10% 12/4/17 (i)	3,553	3,607
HCA Holdings, Inc.:
Tranche B 4LN, term loan 3.0254% 5/1/18 (i)	7,983	7,983
Tranche B 5LN, term loan 2.9343% 3/31/17 (i)	3,048	3,048
MPH Acquisition Holdings LLC Tranche B, term loan 3.75% 3/31/21 (i)	13,432	13,432
Polymer Group, Inc. Tranche B, term loan 5.25% 12/19/19 (i)	4,121	4,147
Surgical Care Affiliates, Inc. Tranche B, term loan 4.25% 3/17/22 (i)	4,155	4,160
		43,653
Homebuilders/Real Estate - 0.2%
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (i)	583	577
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (i)	8,894	8,927
		9,504
Hotels - 0.4%
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (i)	20,204	20,305
Insurance - 0.5%
HUB International Ltd. Tranche B 1LN, term loan 4% 10/2/20 (i)	25,412	25,381
Metals/Mining - 0.0%
Alpha Natural Resources, Inc. Tranche B, term loan 3.5% 5/22/20 (i)	3,848	2,617
Services - 1.5%
ARAMARK Corp. Tranche F, term loan 3.25% 2/24/21 (i)	10,346	10,371
Bank Loan Obligations - continued
	Principal Amount (000s)	Value (000s)
Services - continued
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (i)	$ 5,021	$ 4,977
Garda World Security Corp.:
term loan 4% 11/8/20 (i)	8,399	8,388
Tranche DD, term loan 4% 11/8/20 (i)	2,149	2,146
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (i)	53,865	51,980
		77,862
Super Retail - 1.0%
Davids Bridal, Inc. Tranche B, term loan 5.25% 10/11/19 (i)	6,258	5,992
J. Crew Group, Inc. Tranche B LN, term loan 4% 3/5/21 (i)	16,680	15,637
JC Penney Corp., Inc. Tranche B, term loan 6% 5/22/18 (i)	11,954	11,954
Neiman Marcus Group Ltd., Inc. Tranche B, term loan 4.25% 10/25/20 (i)	18,067	18,067
		51,650
Technology - 1.3%
Activision Blizzard, Inc. Tranche B, term loan 3.25% 10/11/20 (i)	1,561	1,571
Computer Discount Warehouse (CDW) LLC, Tranche B, term loan 3.25% 4/29/20 (i)	27,630	27,561
Generac Power Systems, Inc. Tranche B, term loan 3.25% 5/31/20 (i)	26,287	26,287
NXP BV Tranche D, term loan 3.25% 1/11/20 (i)	3,349	3,345
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (i)	3,114	3,067
Tranche 2LN, term loan 8% 4/9/22 (i)	2,680	2,606
SunGard Data Systems, Inc.:
Tranche C, term loan 3.9298% 2/28/17 (i)	2,955	2,966
Tranche E, term loan 4% 3/8/20 (i)	1,990	2,002
		69,405
Telecommunications - 0.1%
Crown Castle Operating Co. Tranche B 2LN, term loan 3% 1/31/21 (i)	3,969	3,971
Bank Loan Obligations - continued
	Principal Amount (000s)	Value (000s)
Utilities - 0.3%
Calpine Construction Finance Co. LP:
Tranche B 1LN, term loan 3% 5/3/20 (i)	$ 13,480	$ 13,413
Tranche B 2LN, term loan 3.25% 1/31/22 (i)	2,157	2,154
		15,567
TOTAL BANK LOAN OBLIGATIONS (Cost $524,260)		511,835
Preferred Securities - 4.2%

Banks & Thrifts - 3.2%
Bank of America Corp.:
6.1% (g)(i)	12,150	12,484
6.25% (g)(i)	6,240	6,453
Barclays Bank PLC 7.625% 11/21/22	18,275	22,029
Barclays PLC:
6.625% (g)(i)	20,820	20,817
8.25% (g)(i)	15,125	16,270
Credit Agricole SA:
6.625% (f)(g)(i)	9,755	9,926
7.875% (f)(g)(i)	9,400	10,130
Credit Suisse Group 7.5% (f)(g)(i)	8,415	9,249
Credit Suisse Group AG 6.25% (f)(g)(i)	8,990	9,107
Goldman Sachs Group, Inc. 5.375% (g)(i)	6,575	6,576
JPMorgan Chase & Co.:
5.3% (g)(i)	10,950	10,952
6.125% (g)(i)	3,445	3,594
6.75% (g)(i)	8,255	9,154
Lloyds Banking Group PLC 7.5% (g)(i)	16,220	17,433
Societe Generale 6% (f)(g)(i)	4,990	4,834
		169,008
Diversified Financial Services - 1.0%
Citigroup, Inc.:
5.875% (g)(i)	41,035	41,567
6.3% (g)(i)	11,320	11,783
		53,350
TOTAL PREFERRED SECURITIES (Cost $214,402)		222,358
Money Market Funds - 2.1%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.15% (b) (Cost $114,646)	114,645,979	$ 114,646
TOTAL INVESTMENT PORTFOLIO - 98.3% (Cost $5,259,694)		5,255,179
NET OTHER ASSETS (LIABILITIES) - 1.7%		91,533
NET ASSETS - 100%		$ 5,346,712
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.
(d) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,253,741,000 or 42.2% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j) The coupon rate will be determined upon settlement of the loan after period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 258
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate Amounts in thousands	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Broadview Networks Holdings, Inc.	$ 1,523	$ 0	$ 0	$ 0	$ 1,036
Other Information

The following is a summary of the inputs used, as of April 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$ 12,651	$ -	$ 12,651	$ -
Financials	62,351	45,946	16,405	-
Industrials	11,431	9,530	-	1,901
Materials	32	32	-	-
Telecommunication Services	1,036	1,036	-	-
Corporate Bonds	4,318,839	-	4,318,839	-
Bank Loan Obligations	511,835	-	507,653	4,182
Preferred Securities	222,358	-	222,358	-
Money Market Funds	114,646	114,646	-	-
Total Investments in Securities:	$ 5,255,179	$ 171,190	$ 5,077,906	$ 6,083
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	75.4%
Luxembourg	6.6%
Canada	4.5%
United Kingdom	2.1%
Ireland	2.0%
Bermuda	1.7%
Netherlands	1.6%
France	1.3%
Austria	1.1%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $5,133,702)	$ 5,139,497
Fidelity Central Funds (cost $114,646)	114,646
Other affiliated issuers (cost $11,346)	1,036
Total Investments (cost $5,259,694)		$ 5,255,179
Cash		8
Receivable for investments sold		57,450
Receivable for fund shares sold		1,889
Dividends receivable		487
Interest receivable		75,651
Distributions receivable from Fidelity Central Funds		18
Prepaid expenses		4
Other receivables		80
Total assets		5,390,766

Liabilities
Payable for investments purchased Regular delivery	$ 20,774
Delayed delivery	11,210
Payable for fund shares redeemed	4,470
Distributions payable	4,294
Accrued management fee	2,499
Other affiliated payables	674
Other payables and accrued expenses	133
Total liabilities		44,054

Net Assets		$ 5,346,712
Net Assets consist of:
Paid in capital		$ 5,347,831
Undistributed net investment income		9,478
Accumulated undistributed net realized gain (loss) on investments		(6,082)
Net unrealized appreciation (depreciation) on investments		(4,515)
Net Assets, for 591,750 shares outstanding		$ 5,346,712
Net Asset Value, offering price and redemption price per share ($5,346,712 ÷ 591,750 shares)		$ 9.04

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended April 30, 2015

Investment Income
Dividends		$ 15,305
Interest		337,886
Income from Fidelity Central Funds		258
Total income		353,449

Expenses
Management fee	$ 32,508
Transfer agent fees	7,419
Accounting fees and expenses	1,205
Custodian fees and expenses	77
Independent trustees' compensation	25
Registration fees	92
Audit	166
Legal	35
Miscellaneous	45
Total expenses before reductions	41,572
Expense reductions	(23)	41,549
Net investment income (loss)		311,900
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		52,597
Change in net unrealized appreciation (depreciation) on investment securities		(252,358)
Net gain (loss)		(199,761)
Net increase (decrease) in net assets resulting from operations		$ 112,139

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2015	Year ended April 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 311,900	$ 340,679
Net realized gain (loss)	52,597	109,816
Change in net unrealized appreciation (depreciation)	(252,358)	(183,513)
Net increase (decrease) in net assets resulting from operations	112,139	266,982
Distributions to shareholders from net investment income	(306,403)	(331,613)
Distributions to shareholders from net realized gain	(81,032)	(40,986)
Total distributions	(387,435)	(372,599)
Share transactions Proceeds from sales of shares	928,774	1,643,529
Reinvestment of distributions	320,205	307,734
Cost of shares redeemed	(1,999,101)	(2,153,223)
Net increase (decrease) in net assets resulting from share transactions	(750,122)	(201,960)
Redemption fees	394	818
Total increase (decrease) in net assets	(1,025,024)	(306,759)

Net Assets
Beginning of period	6,371,736	6,678,495
End of period (including undistributed net investment income of $9,478 and undistributed net investment income of $20,478, respectively)	$ 5,346,712	$ 6,371,736
Other Information Shares
Sold	100,848	175,089
Issued in reinvestment of distributions	34,934	32,873
Redeemed	(217,962)	(230,352)
Net increase (decrease)	(82,180)	(22,390)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 9.45	$ 9.59	$ 9.05	$ 9.23	$ 8.82
Income from Investment Operations
Net investment income (loss) B	.495	.523	.551	.600	.661
Net realized and unrealized gain (loss)	(.291)	(.091)	.538	(.185)	.381
Total from investment operations	.204	.432	1.089	.415	1.042
Distributions from net investment income	(.486)	(.509)	(.504)	(.597)	(.633)
Distributions from net realized gain	(.129)	(.064)	(.046)	-	-
Total distributions	(.615)	(.573)	(.550)	(.597)	(.633)
Redemption fees added to paid in capital B	.001	.001	.001	.002	.001
Net asset value, end of period	$ 9.04	$ 9.45	$ 9.59	$ 9.05	$ 9.23
Total ReturnA	2.29%	4.74%	12.44%	4.90%	12.36%
Ratios to Average Net AssetsC, E
Expenses before reductions	.72%	.72%	.72%	.76%	.75%
Expenses net of fee waivers, if any	.72%	.72%	.72%	.76%	.75%
Expenses net of all reductions	.72%	.72%	.72%	.76%	.75%
Net investment income (loss)	5.38%	5.58%	5.96%	6.79%	7.44%
Supplemental Data
Net assets, end of period (in millions)	$ 5,347	$ 6,372	$ 6,678	$ 5,717	$ 4,785
Portfolio turnover rateD	37%	56%	44%	35%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of April 30, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to defaulted bonds, market discount, contingent interest, equity-debt classifications, deferred trustees compensation, certain conversion ratio adjustments and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 167,944
Gross unrealized depreciation	(165,656)
Net unrealized appreciation (depreciation) on securities	$ 2,288

Tax Cost	$ 5,252,891

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,321
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,289

The tax character of distributions paid was as follows:

	April 30, 2015	April 30, 2014
Ordinary Income	$ 324,366	$ 372,599
Long-term Capital Gains	63,069	-
Total	$ 387,435	$ 372,599

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,068,481 and $2,590,883, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were fourteen dollars for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $19.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Litigation.

The Fund, and other entities managed by FMR or its affiliates, became aware in March 2015 that they were named as defendants in a lawsuit originally filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on collateral securing the debt prior to the 2009 payments. The Bankruptcy Court will now determine next steps. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $13,206 received in 2009. The Fund was not previously aware that it had been named as a defendant in this case because, in 2009, the Bankruptcy Court allowed the plaintiffs to refrain from serving any of the defendants other than JPMorgan with notice of the filing of the lawsuit. The Fund will explore all available options for minimizing any loss to the Fund. The Fund will also incur legal costs in defending the case.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity High Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity High Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2015, $51,204, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

High Income designates $57,150,122 (unrounded) of distributions paid during the period January 1, 2015 to April 30, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SPH-UANN-0615
1.784717.112
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments April 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

Fidelity®

Series High Income

Fund

Fidelity Series High Income Fund

Class F

Annual Report

April 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series High Income Fund or 1-800-835-5092 for Class F to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2015	Past 1 year	Life of fund A
Fidelity® Series High Income Fund	1.86%	6.33%
Class F	1.97%	6.46%

A From March 10, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series High Income Fund, a class of the fund, on March 10, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. high-yield bonds lagged the rest of the bond market for the 12 months ending April 30, 2015, cooling off following a strong multiyear run. The BofA Merrill LynchSM US High Yield Constrained Index rose 2.58%, held back by a weak energy sector and the specter of higher policy interest rates. In comparison, The Barclays® U.S. Aggregate Bond Index, which tracks the broad investment-grade bond market, returned 4.46%. High-yield investments, which offer potentially higher returns - as well as higher risk - than most bonds, began losing momentum in July. Investors fled the sector at a record pace amid slowing global economic growth, comments by U.S. Federal Reserve Chair Janet Yellen about potentially stretched valuations, and plunging oil prices due to lukewarm demand and a surge in U.S. production. Smaller energy companies that had tapped the high-yield market to finance shale oil-and-gas projects were especially hit hard. The index continued to trend lower throughout the rest of 2014, then rebounded early in 2015, as oil prices stabilized and investors increased their risk appetites. High-yield posted a slightly negative return again in March amid uncertainty about the timing of potential rate hikes, but made up for that and then some in April, as mixed U.S. economic data led to expectations that the Fed may hold off a bit longer on tightening rates.

Comments from Portfolio Manager Frederick Hoff: For the year, the fund's share classes trailed the BofA Merrill Lynch index. (For specific class-level results, please see the Performance section of the report.) Weak commodity pricing led to underperformance from coal producers, including fund holdings Peabody Energy and Walter Energy, two meaningful detractors versus the benchmark. At period end, I continued to hold positions in both companies, as I saw the potential for recovery off the bonds' lows. Elsewhere in energy, the fund was hurt by a position in Samson Investment, which proved unable to sell assets to improve its tenuous liquidity position. I reduced the fund's stake in Samson's bonds in several stages during the period. In contrast, the fund benefited from good bond selection in the B-rated tier, partly offset by a significant underweighting in BB-rated bonds, a category that did very well because U.S. Treasury rates unexpectedly declined. The top individual contributor was a position in Caesars Entertainment, formerly Harrah's. I avoided owning Caesars' junior bonds, which struggled, while investing in more-senior securities issued by an affiliate of the company, which I believe offered a better asset mix and superior protection to creditors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2014 to April 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period* November 1, 2014 to April 30, 2015
Series High Income	.69%
Actual		$ 1,000.00	$ 1,008.10	$ 3.44
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.46
Class F	.59%
Actual		$ 1,000.00	$ 1,008.60	$ 2.94
HypotheticalA		$ 1,000.00	$ 1,021.87	$ 2.96

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of April 30, 2015
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Laureate Education, Inc.	2.9	2.6
Tenet Healthcare Corp.	2.5	2.5
Community Health Systems, Inc.	2.0	2.3
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.	1.9	1.7
Post Holdings, Inc.	1.4	0.8
	10.7
Top Five Market Sectors as of April 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	11.3	8.7
Healthcare	11.2	9.8
Energy	8.5	8.3
Diversified Financial Services	5.7	4.6
Services	5.7	5.0
Quality Diversification (% of fund's net assets)
As of April 30, 2015	As of October 31, 2014
BBB 0.3%	BBB 0.6%
BB 27.3%	BB 26.0%
B 49.5%	B 49.1%
CCC,CC,C 16.9%	CCC,CC,C 18.4%
Not Rated 0.4%	Not Rated 1.0%
Equities 1.9%	Equities 2.2%
Short-Term Investments and Net Other Assets 3.7%	Short-Term Investments and Net Other Assets 2.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of April 30, 2015 *		As of October 31, 2014 **
	Nonconvertible Bonds 81.6%		Nonconvertible Bonds 80.6%
	Convertible Bonds, Preferred Stocks 1.5%		Convertible Bonds, Preferred Stocks 2.0%
	Common Stocks 0.6%		Common Stocks 0.6%
	Bank Loan Obligations 8.6%		Bank Loan Obligations 11.9%
	Other Investments 4.0%		Other Investments 2.2%
	Short-Term Investments and Net Other Assets (Liabilities) 3.7%		Short-Term Investments and Net Other Assets (Liabilities) 2.7%
* Foreign investments	25.5%	** Foreign investments	22.7%

Annual Report

Investments April 30, 2015

Showing Percentage of Net Assets

Corporate Bonds - 81.8%
	Principal Amount	Value
Convertible Bonds - 0.2%
Capital Goods - 0.0%
General Cable Corp. 4.5% 11/15/29 (e)	$ 1,814,000	$ 1,382,041
Metals/Mining - 0.2%
Peabody Energy Corp. 4.75% 12/15/41	37,678,000	11,468,241
TOTAL CONVERTIBLE BONDS		12,850,282
Nonconvertible Bonds - 81.6%
Aerospace - 0.3%
Huntington Ingalls Industries, Inc. 5% 12/15/21 (h)	4,550,000	4,703,563
TransDigm, Inc.:
6% 7/15/22	5,635,000	5,670,219
6.5% 7/15/24	8,470,000	8,595,780
		18,969,562
Air Transportation - 0.1%
Air Canada 7.75% 4/15/21 (h)	3,310,000	3,558,250
Automotive & Auto Parts - 0.9%
American Axle & Manufacturing, Inc. 6.25% 3/15/21	5,625,000	5,920,313
Chassix Holdings, Inc. 10% 12/15/18 pay-in-kind (d)(h)(k)	6,412,068	416,784
Chassix, Inc. 9.25% 8/1/18 (d)(h)	4,235,000	3,536,225
Dana Holding Corp.:
5.5% 12/15/24	260,000	267,150
6.75% 2/15/21	4,885,000	5,159,781
Fiat Chrysler Automobiles NV 5.25% 4/15/23 (h)	4,785,000	4,832,850
Schaeffler Finance BV 4.75% 5/15/21 (h)	17,585,000	17,980,663
Schaeffler Holding Finance BV:
6.75% 11/15/22 pay-in-kind (h)(k)	4,160,000	4,550,000
6.875% 8/15/18 pay-in-kind (h)(k)	6,415,000	6,687,638
ZF North America Capital, Inc. 4% 4/29/20 (h)	4,800,000	4,830,000
		54,181,404
Banks & Thrifts - 0.4%
Ocwen Financial Corp. 6.625% 5/15/19 (h)	1,617,000	1,499,768
Royal Bank of Scotland Group PLC 5.125% 5/28/24	19,435,000	20,081,019
		21,580,787
Broadcasting - 0.8%
Clear Channel Communications, Inc.:
5.5% 12/15/16	13,320,000	12,853,800
10% 1/15/18	24,420,000	21,367,500
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Broadcasting - continued
Clear Channel Communications, Inc.: - continued
11.25% 3/1/21	$ 5,795,000	$ 5,910,900
Sirius XM Radio, Inc. 5.375% 4/15/25 (h)	5,215,000	5,241,075
		45,373,275
Building Materials - 2.2%
CEMEX Espana SA (Luxembourg) 9.875% 4/30/19 (h)	12,620,000	13,937,276
CEMEX Finance LLC:
6% 4/1/24 (h)	8,855,000	9,081,688
9.375% 10/12/22 (h)	20,160,000	22,952,160
CEMEX S.A.B. de CV:
5.875% 3/25/19 (h)	4,260,000	4,396,320
7.25% 1/15/21 (h)	24,590,000	26,618,675
CPG Merger Sub LLC 8% 10/1/21 (h)	5,790,000	6,050,550
HD Supply, Inc. 7.5% 7/15/20	19,025,000	20,404,313
Masonite International Corp. 5.625% 3/15/23 (h)	6,915,000	7,226,175
Ply Gem Industries, Inc. 6.5% 2/1/22	6,670,000	6,536,600
USG Corp.:
5.5% 3/1/25 (h)	6,785,000	7,124,250
5.875% 11/1/21 (h)	4,985,000	5,346,413
		129,674,420
Cable/Satellite TV - 2.1%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	4,665,000	4,611,119
5.25% 3/15/21	7,595,000	7,670,950
5.75% 9/1/23	5,240,000	5,292,400
6.5% 4/30/21	10,860,000	11,284,898
6.625% 1/31/22	16,840,000	17,934,600
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (h)	14,525,000	15,305,719
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (h)	6,375,000	6,384,244
DISH DBS Corp.:
5% 3/15/23	8,965,000	8,494,338
5.875% 7/15/22	5,260,000	5,299,450
6.75% 6/1/21	6,315,000	6,686,511
Harron Communications LP/Harron Finance Corp. 9.125% 4/1/20 (h)	2,970,000	3,259,575
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (h)	3,495,000	3,744,019
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Cable/Satellite TV - continued
UPCB Finance V Ltd. 7.25% 11/15/21 (h)	$ 1,355,000	$ 1,471,869
UPCB Finance VI Ltd. 6.875% 1/15/22 (h)	5,860,000	6,299,500
Virgin Media Finance PLC 4.875% 2/15/22	8,120,000	7,714,000
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (h)	11,295,000	11,972,700
		123,425,892
Capital Goods - 1.3%
AECOM Technology Corp.:
5.75% 10/15/22 (h)	4,425,000	4,579,875
5.875% 10/15/24 (h)	3,795,000	3,931,203
Amsted Industries, Inc. 5% 3/15/22 (h)	4,000,000	4,125,000
General Cable Corp. 5.75% 10/1/22	30,260,000	27,687,900
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (h)	30,105,000	24,836,625
SPL Logistics Escrow LLC/SPL Logistics Finance Corp. 8.875% 8/1/20 (h)	12,565,000	13,224,663
		78,385,266
Chemicals - 3.9%
Evolution Escrow Issuer LLC 7.5% 3/15/22 (h)	7,285,000	7,376,063
Hexion U.S. Finance Corp. 6.625% 4/15/20	2,490,000	2,328,150
Momentive Performance Materials, Inc. 3.88% 10/24/21	24,786,000	22,183,470
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (d)	26,786,000	3
Platform Specialty Products Corp. 6.5% 2/1/22 (h)	7,805,000	8,156,225
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp. 6.5% 4/15/21 (h)	33,665,000	33,496,675
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.:
6.75% 5/1/22 (h)(j)	2,675,000	2,711,781
8.75% 2/1/19	62,914,000	66,453,542
Tronox Finance LLC 6.375% 8/15/20	78,490,000	76,920,200
W.R. Grace & Co. - Conn:
5.125% 10/1/21 (h)	6,165,000	6,427,013
5.625% 10/1/24 (h)	2,475,000	2,660,625
		228,713,747
Consumer Products - 0.2%
Elizabeth Arden, Inc. 7.375% 3/15/21	7,458,000	6,525,750
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Consumer Products - continued
Spectrum Brands Holdings, Inc.:
6.375% 11/15/20	$ 2,750,000	$ 2,915,000
6.625% 11/15/22	2,250,000	2,407,500
		11,848,250
Containers - 4.4%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (h)(k)	17,333,350	17,942,726
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
6% 6/30/21 (h)	4,535,000	4,603,025
6.25% 1/31/19 (h)	15,530,000	15,840,600
6.75% 1/31/21 (h)	38,600,000	40,047,500
7% 11/15/20 (h)	4,215,882	4,310,740
9.125% 10/15/20 (h)	39,129,000	41,868,030
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (h)	33,248,000	28,925,760
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23	8,795,000	8,838,975
Owens-Brockway Glass Container, Inc.:
5% 1/15/22 (h)	7,710,000	7,912,388
5.375% 1/15/25 (h)	7,710,000	7,979,850
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20	13,625,000	14,238,125
6.875% 2/15/21	19,266,000	20,241,341
8.25% 2/15/21	23,104,000	24,590,742
Sealed Air Corp.:
5.25% 4/1/23 (h)	5,920,000	6,186,400
6.5% 12/1/20 (h)	11,685,000	12,999,563
		256,525,765
Diversified Financial Services - 4.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.75% 5/15/19 (h)	16,275,000	16,478,438
4.5% 5/15/21 (h)	16,415,000	17,276,788
Aircastle Ltd.:
4.625% 12/15/18	11,175,000	11,677,875
5.125% 3/15/21	17,325,000	18,168,728
6.25% 12/1/19	11,280,000	12,450,300
7.625% 4/15/20	4,275,000	4,980,375
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Diversified Financial Services - continued
CIT Group, Inc.:
3.875% 2/19/19	$ 14,895,000	$ 14,764,669
5% 8/15/22	9,475,000	9,759,250
5.375% 5/15/20	11,560,000	12,239,150
5.5% 2/15/19 (h)	6,890,000	7,208,663
FLY Leasing Ltd.:
6.375% 10/15/21	1,925,000	1,934,625
6.75% 12/15/20	6,975,000	7,149,375
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	17,970,000	18,309,633
6% 8/1/20	16,135,000	16,965,146
ILFC E-Capital Trust I 4.09% 12/21/65 (h)(k)	5,220,000	5,004,675
International Lease Finance Corp.:
4.625% 4/15/21	13,525,000	14,268,875
5.875% 8/15/22	2,230,000	2,514,325
6.25% 5/15/19	4,055,000	4,480,775
8.625% 1/15/22	4,920,000	6,285,300
8.75% 3/15/17	7,556,000	8,395,472
8.875% 9/1/17	6,185,000	7,027,706
SLM Corp.:
4.875% 6/17/19	20,835,000	20,782,913
5.5% 1/25/23	4,470,000	4,302,375
6.125% 3/25/24	1,990,000	1,932,788
7.25% 1/25/22	7,690,000	8,151,400
8% 3/25/20	19,883,000	22,169,545
8.45% 6/15/18	2,720,000	3,034,704
		277,713,868
Diversified Media - 1.2%
Clear Channel Worldwide Holdings, Inc.:
Series A:
6.5% 11/15/22	8,940,000	9,364,650
7.625% 3/15/20	12,300,000	12,853,500
Series B, 6.5% 11/15/22	8,775,000	9,279,563
MDC Partners, Inc. 6.75% 4/1/20 (h)	9,260,000	9,398,900
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 10/1/20	8,755,000	8,908,213
5% 4/15/22 (h)	22,905,000	23,030,978
		72,835,804
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Energy - 7.7%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	$ 2,485,000	$ 2,521,206
AmeriGas Finance LLC/AmeriGas Finance Corp.:
6.75% 5/20/20	3,940,000	4,181,325
7% 5/20/22	4,725,000	5,060,475
AmeriGas Partners LP/AmeriGas Finance Corp. 6.25% 8/20/19	6,135,000	6,365,063
Antero Resources Corp.:
5.125% 12/1/22	1,810,000	1,800,950
5.625% 6/1/23 (h)	6,455,000	6,592,169
Antero Resources Finance Corp. 5.375% 11/1/21	8,220,000	8,302,200
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 6.625% 10/1/20	8,250,000	8,580,000
Baytex Energy Corp.:
5.125% 6/1/21 (h)	5,270,000	5,138,250
5.625% 6/1/24 (h)	5,300,000	5,127,750
California Resources Corp.:
5% 1/15/20	7,320,000	6,917,400
6% 11/15/24	7,530,000	7,078,200
Chesapeake Energy Corp.:
4.875% 4/15/22	13,825,000	12,753,563
5.375% 6/15/21	13,855,000	13,300,800
6.125% 2/15/21	6,930,000	6,964,650
6.875% 11/15/20	5,095,000	5,235,113
Citgo Petroleum Corp. 6.25% 8/15/22 (h)	12,390,000	12,111,225
Clayton Williams Energy, Inc. 7.75% 4/1/19	1,820,000	1,742,650
Consolidated Energy Finance SA 6.75% 10/15/19 (h)	5,070,000	5,171,400
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6% 12/15/20	11,855,000	12,151,375
6.125% 3/1/22	8,580,000	8,858,850
6.25% 4/1/23 (h)	5,675,000	5,930,375
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	14,430,000	14,574,300
Endeavor Energy Resources LP/EER Finance, Inc.:
7% 8/15/21 (h)	10,130,000	10,104,675
8.125% 9/15/23 (h)	1,620,000	1,680,750
Energy XXI Gulf Coast, Inc.:
6.875% 3/15/24 (h)	5,115,000	2,033,213
11% 3/15/20 (h)	11,420,000	10,906,100
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Energy - continued
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 9/1/22	$ 2,865,000	$ 3,008,250
Everest Acquisition LLC/Everest Acquisition Finance, Inc. 9.375% 5/1/20	4,075,000	4,360,250
Ferrellgas LP/Ferrellgas Finance Corp. 6.5% 5/1/21	6,995,000	7,099,925
Gulfmark Offshore, Inc. 6.375% 3/15/22	6,345,000	5,012,550
Halcon Resources Corp. 8.625% 2/1/20 (h)	2,910,000	3,028,219
Hilcorp Energy I LP/Hilcorp Finance Co. 5% 12/1/24 (h)	9,150,000	8,875,500
LINN Energy LLC/LINN Energy Finance Corp.:
6.25% 11/1/19	31,585,000	26,689,325
6.5% 5/15/19	14,250,000	12,433,125
8.625% 4/15/20	5,838,000	5,316,200
NGL Energy Partners LP/NGL Energy Finance Corp. 5.125% 7/15/19	3,670,000	3,605,775
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	5,700,000	5,928,000
Offshore Group Investment Ltd. 7.5% 11/1/19	7,735,000	5,105,100
PetroBakken Energy Ltd. 8.625% 2/1/20 (h)	16,875,000	12,993,750
Regency Energy Partners LP/Regency Energy Finance Corp. 5.5% 4/15/23	5,770,000	6,101,775
Rose Rock Midstream LP/ Rose Rock Finance Corp. 5.625% 7/15/22	4,540,000	4,540,000
Rosetta Resources, Inc.:
5.625% 5/1/21	8,325,000	8,335,406
5.875% 6/1/24	7,775,000	7,716,688
Sabine Pass Liquefaction LLC:
5.625% 2/1/21	11,440,000	11,701,175
5.625% 4/15/23	16,340,000	16,503,400
5.625% 3/1/25 (h)	13,040,000	13,112,372
5.75% 5/15/24	12,880,000	13,008,800
6.25% 3/15/22	16,495,000	17,319,750
Samson Investment Co. 9.75% 2/15/20 (k)	2,470,000	299,488
SemGroup Corp. 7.5% 6/15/21	8,685,000	9,119,250
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.375% 2/1/20 (h)	4,445,000	4,567,238
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	6,190,000	6,035,250
5.25% 5/1/23	5,510,000	5,620,200
6.375% 8/1/22	5,058,000	5,336,190
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Energy - continued
Teine Energy Ltd. 6.875% 9/30/22 (h)	$ 525,000	$ 521,063
TerraForm Power Operating LLC 5.875% 2/1/23 (h)	4,295,000	4,477,538
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% 10/1/20	5,423,000	5,639,920
6.125% 10/15/21	9,620,000	10,076,950
6.25% 10/15/22 (h)	4,640,000	4,924,200
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23 (h)	2,965,000	3,083,600
		452,680,249
Entertainment/Film - 0.4%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22	7,935,000	8,212,725
5.625% 2/15/24	4,285,000	4,461,756
5.875% 3/15/25	11,950,000	12,756,625
		25,431,106
Environmental - 2.4%
ADS Waste Holdings, Inc. 8.25% 10/1/20	15,505,000	16,396,538
Clean Harbors, Inc.:
5.125% 6/1/21	4,870,000	4,967,400
5.25% 8/1/20	7,130,000	7,343,900
Covanta Holding Corp.:
5.875% 3/1/24	6,425,000	6,617,750
6.375% 10/1/22	10,324,000	10,969,250
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (h)	29,015,000	29,740,375
Tervita Corp.:
8% 11/15/18 (h)	44,785,000	41,538,088
9.75% 11/1/19 (h)	18,100,000	12,036,500
10.875% 2/15/18 (h)	16,960,000	11,878,784
		141,488,585
Food & Drug Retail - 0.7%
BI-LO LLC/BI-LO Finance Corp.:
8.625% 9/15/18 pay-in-kind (h)(k)	5,770,000	5,149,725
9.25% 2/15/19 (h)	13,120,000	13,431,600
Rite Aid Corp.:
6.75% 6/15/21	15,355,000	16,257,106
7.7% 2/15/27	4,550,000	5,448,625
		40,287,056
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Food/Beverage/Tobacco - 5.2%
C&S Group Enterprises LLC 5.375% 7/15/22 (h)	$ 33,555,000	$ 33,303,338
ESAL GmbH 6.25% 2/5/23 (h)	29,845,000	29,537,597
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (h)	19,100,000	20,078,875
H.J. Heinz Co.:
4.25% 10/15/20	7,590,000	7,779,750
6.375% 7/15/28	1,875,000	2,184,375
H.J. Heinz Finance Co. 7.125% 8/1/39 (h)	9,720,000	13,061,250
JBS Finance II Ltd. 8.25% 1/29/18 (h)	3,915,000	4,038,362
JBS Investments GmbH:
7.25% 4/3/24 (h)	7,980,000	8,259,300
7.75% 10/28/20 (h)	31,140,000	33,755,760
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
7.25% 6/1/21 (h)	5,649,000	5,959,695
7.25% 6/1/21 (h)	16,325,000	17,222,875
8.25% 2/1/20 (h)	17,318,000	18,400,375
Minerva Luxmbourg SA 7.75% 1/31/23 (h)	29,590,000	29,516,025
Post Holdings, Inc.:
6% 12/15/22 (h)	7,015,000	6,839,625
6.75% 12/1/21 (h)	20,785,000	21,024,028
7.375% 2/15/22	51,865,000	53,809,938
Shearers Foods LLC/Chip Finance Corp. 9% 11/1/19 (h)	2,520,000	2,746,800
		307,517,968
Gaming - 1.8%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22 (h)	15,445,000	12,278,775
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (h)	14,915,000	15,735,325
Isle of Capri Casinos, Inc. 5.875% 3/15/21 (h)	2,080,000	2,147,600
MCE Finance Ltd. 5% 2/15/21 (h)	4,530,000	4,303,500
MGM Mirage, Inc. 7.75% 3/15/22	3,795,000	4,259,888
Pinnacle Entertainment, Inc. 6.375% 8/1/21	8,060,000	8,563,750
Scientific Games Corp.:
6.625% 5/15/21 (h)	26,155,000	19,093,150
7% 1/1/22 (h)	5,140,000	5,358,450
10% 12/1/22 (h)	8,505,000	7,888,388
Seminole Hard Rock Entertainment, Inc. 5.875% 5/15/21 (h)	2,265,000	2,287,650
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Gaming - continued
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375% 3/15/22	$ 14,005,000	$ 14,250,088
Wynn Macau Ltd. 5.25% 10/15/21 (h)	8,445,000	7,917,188
		104,083,752
Healthcare - 10.3%
Alere, Inc. 6.5% 6/15/20	20,780,000	21,611,200
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. 6% 10/15/21	3,935,000	4,507,306
Community Health Systems, Inc.:
5.125% 8/1/21	31,680,000	32,788,800
6.875% 2/1/22	69,675,000	73,942,594
7.125% 7/15/20	5,965,000	6,397,463
Concordia Healthcare Corp. 7% 4/15/23 (h)	3,820,000	3,877,300
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21	3,645,000	3,754,350
DaVita HealthCare Partners, Inc. 5.125% 7/15/24	12,315,000	12,532,052
DJO Finco, Inc. 8.125% 6/15/21 (h)(j)	9,610,000	9,754,150
Endo Finance Co.:
5.375% 1/15/23 (h)	10,920,000	10,742,550
7% 12/15/20 (h)	4,918,000	5,176,195
HCA Holdings, Inc.:
5% 3/15/24	1,200,000	1,275,240
5.875% 3/15/22	3,715,000	4,156,156
5.875% 5/1/23	7,490,000	8,098,563
6.25% 2/15/21	18,100,000	19,765,200
6.5% 2/15/20	10,070,000	11,479,800
7.5% 11/6/33	2,199,000	2,396,910
7.75% 5/15/21	20,432,000	21,760,080
HealthSouth Corp. 5.125% 3/15/23	3,950,000	4,068,500
Horizon Pharma Financing, Inc. 6.625% 5/1/23 (h)	7,210,000	7,327,163
JLL/Delta Dutch Newco BV 7.5% 2/1/22 (h)	950,000	996,313
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (h)(k)	3,130,000	3,161,300
Kindred Escrow Corp. II:
8% 1/15/20 (h)	2,590,000	2,794,092
8.75% 1/15/23 (h)	2,590,000	2,881,375
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% 4/15/20 (h)	2,800,000	2,845,500
5.5% 4/15/25 (h)	2,330,000	2,376,600
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Healthcare - continued
Mallinckrodt International Finance SA/Mallinckrodt CB LLC: - continued
5.75% 8/1/22 (h)	$ 4,825,000	$ 4,993,875
MPT Operating Partnership LP/MPT Finance Corp. 5.5% 5/1/24	3,925,000	4,199,750
Opal Acquisition, Inc. 8.875% 12/15/21 (h)	3,440,000	3,483,000
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	16,260,000	17,154,300
5.5% 2/1/21	9,985,000	10,609,063
Service Corp. International 4.5% 11/15/20	3,510,000	3,588,975
Surgical Care Affiliates, Inc. 6% 4/1/23 (h)	5,245,000	5,363,013
Tenet Healthcare Corp.:
4.375% 10/1/21	30,420,000	30,039,750
4.75% 6/1/20	7,795,000	7,911,925
5% 3/1/19 (h)	10,665,000	10,598,344
6% 10/1/20	9,650,000	10,301,375
6.75% 2/1/20	5,070,000	5,310,825
8.125% 4/1/22	75,911,000	82,837,879
Valeant Pharmaceuticals International:
5.5% 3/1/23 (h)	9,060,000	9,173,250
5.625% 12/1/21 (h)	6,495,000	6,673,613
6.75% 8/15/21 (h)	17,271,000	18,091,373
7.25% 7/15/22 (h)	7,311,000	7,795,354
VPI Escrow Corp. 6.375% 10/15/20 (h)	27,610,000	29,094,038
VRX Escrow Corp.:
5.375% 3/15/20 (h)	23,370,000	23,968,856
5.875% 5/15/23 (h)	19,360,000	19,868,200
6.125% 4/15/25 (h)	12,925,000	13,336,984
		604,860,494
Homebuilders/Real Estate - 1.2%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (h)	8,285,000	8,574,975
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (h)	3,295,000	3,451,513
Communications Sales & Leasing, Inc.:
6% 4/15/23 (h)	2,615,000	2,625,486
8.25% 10/15/23 (h)	2,615,000	2,683,644
KB Home 8% 3/15/20	5,100,000	5,635,500
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 12/1/21 (h)	5,140,000	5,255,650
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Homebuilders/Real Estate - continued
Shea Homes Ltd. Partnershp/Corp.:
5.875% 4/1/23 (h)	$ 2,175,000	$ 2,234,595
6.125% 4/1/25 (h)	2,175,000	2,229,375
Standard Pacific Corp. 8.375% 1/15/21	6,434,000	7,527,780
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (h)	10,165,000	10,050,644
Weyerhaeuser Real Estate Co.:
4.375% 6/15/19 (h)	4,840,000	4,767,400
5.875% 6/15/24 (h)	5,000,000	4,931,250
William Lyon Homes, Inc.:
5.75% 4/15/19	4,390,000	4,444,875
8.5% 11/15/20	8,335,000	9,043,475
		73,456,162
Hotels - 0.2%
FelCor Lodging LP 5.625% 3/1/23	6,370,000	6,624,800
RHP Hotel Properties LP/RHP Finance Corp. 5% 4/15/23 (h)	4,815,000	4,875,188
		11,499,988
Insurance - 1.2%
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (h)	56,920,000	58,627,600
Hub Holdings LLC / Hub Holdings Finance, Inc. 8.125% 7/15/19 pay-in-kind (h)(k)	14,045,000	14,027,444
		72,655,044
Leisure - 0.7%
24 Hour Holdings III LLC 8% 6/1/22 (h)	14,655,000	12,969,675
Cedar Fair LP/Magnum Management Corp.:
5.25% 3/15/21	13,620,000	14,130,750
5.375% 6/1/24 (h)	6,980,000	7,206,850
NCL Corp. Ltd. 5.25% 11/15/19 (h)	6,710,000	6,911,300
		41,218,575
Metals/Mining - 1.9%
Bluescope Steel Ltd./Bluescope Steel Finance 7.125% 5/1/18 (h)	4,165,000	4,331,079
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 6.375% 3/15/24	2,610,000	2,140,200
CONSOL Energy, Inc. 5.875% 4/15/22	21,680,000	19,891,400
First Quantum Minerals Ltd.:
6.75% 2/15/20 (h)	4,155,000	3,864,150
7% 2/15/21 (h)	10,485,000	9,777,263
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Metals/Mining - continued
First Quantum Minerals Ltd.: - continued
7.25% 5/15/22 (h)	$ 7,040,000	$ 6,564,800
FMG Resources (August 2006) Pty Ltd. 8.25% 11/1/19 (h)	2,205,000	1,923,863
Murray Energy Corp. 11.25% 4/15/21 (h)	13,495,000	13,731,163
Peabody Energy Corp.:
6% 11/15/18	11,705,000	9,225,003
7.875% 11/1/26	8,885,000	5,242,150
10% 3/15/22 (h)	7,755,000	6,552,975
Rain CII Carbon LLC/CII Carbon Corp.:
8% 12/1/18 (h)	5,585,000	5,194,050
8.25% 1/15/21 (h)	12,195,000	11,280,375
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.:
7.375% 2/1/20 (h)	2,000,000	2,055,000
7.375% 2/1/20 (h)	3,860,000	3,966,150
Walter Energy, Inc.:
9.5% 10/15/19 (h)	10,615,000	6,767,063
12% 4/1/20 pay-in-kind (h)(k)	17,108,300	1,884,764
		114,391,448
Paper - 0.6%
NewPage Corp. 11.375% 12/31/14 (d)	56,458,756	6
Xerium Technologies, Inc. 8.875% 6/15/18	31,795,000	32,987,313
		32,987,319
Publishing/Printing - 0.1%
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (h)(k)	6,755,000	6,923,875
Restaurants - 0.2%
Landry's Holdings II, Inc. 10.25% 1/1/18 (h)	8,445,000	8,803,913
Services - 4.2%
Anna Merger Sub, Inc. 7.75% 10/1/22 (h)	12,270,000	12,546,075
APX Group, Inc.:
6.375% 12/1/19	38,665,000	38,568,338
8.75% 12/1/20	22,055,000	20,345,738
ARAMARK Corp. 5.75% 3/15/20	3,775,000	3,935,438
Audatex North America, Inc.:
6% 6/15/21 (h)	3,050,000	3,150,071
6.125% 11/1/23 (h)	3,355,000	3,497,588
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Services - continued
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.125% 6/1/22 (h)	$ 4,470,000	$ 4,509,113
5.5% 4/1/23	7,715,000	7,866,908
Brand Energy & Infrastructure Services, Inc. 8.5% 12/1/21 (h)	15,720,000	15,012,600
Corrections Corp. of America 4.125% 4/1/20	9,865,000	9,963,650
Hertz Corp.:
5.875% 10/15/20	8,640,000	8,791,200
6.25% 10/15/22	5,555,000	5,749,425
IHS, Inc. 5% 11/1/22 (h)	4,155,000	4,155,000
Laureate Education, Inc. 10% 9/1/19 (h)	98,639,000	96,172,979
The GEO Group, Inc.:
5.125% 4/1/23	3,810,000	3,924,300
6.625% 2/15/21	1,697,000	1,790,335
United Rentals North America, Inc. 4.625% 7/15/23	4,030,000	4,085,453
		244,064,211
Steel - 1.2%
Cliffs Natural Resources, Inc. 8.25% 3/31/20 (h)	960,000	940,800
Commercial Metals Co. 4.875% 5/15/23	10,095,000	9,615,488
Essar Steel Algoma, Inc. 9.5% 11/15/19 (h)	4,375,000	3,817,188
Evraz, Inc. NA Canada 7.5% 11/15/19 (h)	3,775,000	3,691,950
JMC Steel Group, Inc. 8.25% 3/15/18 (h)	58,352,000	48,709,332
Ryerson, Inc./Joseph T Ryerson & Son, Inc. 11.25% 10/15/18	3,624,000	3,678,360
		70,453,118
Super Retail - 3.0%
Argos Merger Sub, Inc. 7.125% 3/15/23 (h)	25,725,000	27,011,250
Asbury Automotive Group, Inc. 6% 12/15/24	5,710,000	5,981,225
Chinos Intermediate Holdings A, Inc. 7.75% 5/1/19 pay-in-kind (h)(k)	16,440,000	13,974,000
Claire's Stores, Inc.:
6.125% 3/15/20 (h)	10,985,000	9,007,700
7.75% 6/1/20 (h)	19,197,000	7,294,860
9% 3/15/19 (h)	34,990,000	31,232,074
DPL, Inc. 7.75% 10/15/20 (h)	13,170,000	10,931,100
Family Tree Escrow LLC:
5.25% 3/1/20 (h)	2,140,000	2,241,650
5.75% 3/1/23 (h)	10,705,000	11,240,250
JC Penney Corp., Inc.:
5.65% 6/1/20	1,545,000	1,363,463
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Super Retail - continued
JC Penney Corp., Inc.: - continued
6.375% 10/15/36	$ 3,985,000	$ 3,008,675
7.4% 4/1/37	3,235,000	2,588,000
Serta Simmons Holdings, LLC 8.125% 10/1/20 (h)	48,002,000	50,882,120
The Bon-Ton Department Stores, Inc. 8% 6/15/21	1,710,000	1,427,850
		178,184,217
Technology - 1.7%
ADT Corp. 6.25% 10/15/21	4,910,000	5,278,250
Avaya, Inc. 10.5% 3/1/21 (h)	4,369,800	3,845,424
BMC Software Finance, Inc. 8.125% 7/15/21 (h)	2,700,000	2,477,250
BMC Software, Inc. 7.25% 6/1/18	6,280,000	6,028,800
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (h)(k)	4,025,000	3,300,500
CDW LLC/CDW Finance Corp. 5.5% 12/1/24	10,295,000	10,943,585
Compiler Finance Sub, Inc. 7% 5/1/21 (h)	12,715,000	9,536,250
First Data Corp.:
8.75% 1/15/22 pay-in-kind (h)(k)	2,436,000	2,606,520
10.625% 6/15/21	4,402,000	4,994,905
Global Cash Access, Inc. 10% 1/15/22 (h)	2,400,000	2,274,000
Lucent Technologies, Inc.:
6.45% 3/15/29	24,572,000	27,459,210
6.5% 1/15/28	420,000	470,400
Micron Technology, Inc.:
5.25% 1/15/24 (h)	4,810,000	4,761,900
5.625% 1/15/26 (h)	4,810,000	4,749,875
NXP BV/NXP Funding LLC 5.75% 3/15/23 (h)	2,855,000	3,047,713
Sanmina Corp. 4.375% 6/1/19 (h)	3,940,000	3,959,700
VeriSign, Inc. 4.625% 5/1/23	4,185,000	4,182,908
		99,917,190
Telecommunications - 11.3%
Alcatel-Lucent U.S.A., Inc.:
4.625% 7/1/17 (h)	4,750,000	4,904,375
6.75% 11/15/20 (h)	12,475,000	13,441,813
Altice Financing SA:
6.5% 1/15/22 (h)	28,550,000	29,121,000
7.875% 12/15/19 (h)	6,080,000	6,460,304
Altice Finco SA:
8.125% 1/15/24 (h)	25,815,000	27,170,288
9.875% 12/15/20 (h)	16,535,000	18,250,506
Altice SA 7.75% 5/15/22 (h)	55,215,000	55,767,702
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Telecommunications - continued
Broadview Networks Holdings, Inc. 10.5% 11/15/17	$ 8,001,000	$ 7,520,940
Columbus International, Inc. 7.375% 3/30/21 (h)	37,990,000	41,361,613
Crown Castle International Corp. 5.25% 1/15/23	8,300,000	8,761,480
Digicel Group Ltd.:
6% 4/15/21 (h)	23,980,000	23,277,626
6.75% 3/1/23 (h)	14,935,000	14,718,443
Inmarsat Finance PLC 4.875% 5/15/22 (h)	8,715,000	8,758,575
Intelsat Jackson Holdings SA:
5.5% 8/1/23	28,225,000	26,566,781
6.625% 12/15/22 (Reg. S)	5,685,000	5,613,938
7.5% 4/1/21	14,520,000	15,082,650
Intelsat Luxembourg SA 7.75% 6/1/21	16,970,000	15,591,188
Level 3 Financing, Inc.:
5.125% 5/1/23 (h)	14,440,000	14,403,900
5.375% 5/1/25 (h)	2,405,000	2,401,994
6.125% 1/15/21	9,460,000	10,015,775
7% 6/1/20	5,475,000	5,865,094
MetroPCS Wireless, Inc. 6.625% 11/15/20	12,495,000	13,041,656
Numericable Group SA:
4.875% 5/15/19 (h)	22,005,000	22,197,544
6% 5/15/22 (h)	22,675,000	23,227,703
6.25% 5/15/24 (h)	9,760,000	10,028,498
Sprint Capital Corp.:
6.875% 11/15/28	22,564,000	20,420,420
6.9% 5/1/19	36,338,000	37,421,963
Sprint Communications, Inc. 6% 11/15/22	19,120,000	18,068,400
Sprint Corp.:
7.125% 6/15/24	8,670,000	8,334,038
7.25% 9/15/21	31,095,000	31,211,606
7.625% 2/15/25	5,215,000	5,128,431
7.875% 9/15/23	29,530,000	29,640,738
T-Mobile U.S.A., Inc.:
6.125% 1/15/22	5,630,000	5,805,938
6.25% 4/1/21	13,650,000	14,264,250
6.542% 4/28/20	10,230,000	10,792,139
6.625% 4/1/23	11,825,000	12,276,715
6.633% 4/28/21	12,825,000	13,530,375
ViaSat, Inc. 6.875% 6/15/20	3,970,000	4,221,341
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Telecommunications - continued
Wind Acquisition Finance SA:
4.75% 7/15/20 (h)	$ 14,385,000	$ 14,385,000
7.375% 4/23/21 (h)	12,755,000	13,057,931
		662,110,671
Transportation Ex Air/Rail - 1.6%
Aguila 3 SA 7.875% 1/31/18 (h)	5,960,000	6,019,600
Kenan Advantage Group, Inc. 8.375% 12/15/18 (h)	12,265,000	12,786,263
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (h)	10,575,000	10,812,938
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (h)	23,430,000	21,555,600
8.125% 2/15/19	18,461,000	15,784,155
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (h)	5,350,000	5,189,500
Teekay Corp. 8.5% 1/15/20	9,015,000	10,141,875
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21	15,050,000	13,846,000
		96,135,931
Utilities - 1.5%
Calpine Corp. 6% 1/15/22 (h)	8,745,000	9,247,838
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	3,175,000	3,429,000
Dynegy, Inc.:
7.375% 11/1/22 (h)	8,775,000	9,345,375
7.625% 11/1/24 (h)	5,055,000	5,434,125
GenOn Energy, Inc.:
9.5% 10/15/18	1,874,000	1,944,275
9.875% 10/15/20	4,102,000	4,229,162
Global Partners LP/GLP Finance Corp. 6.25% 7/15/22	1,740,000	1,713,900
InterGen NV 7% 6/30/23 (h)	23,440,000	22,561,000
Mirant Americas Generation LLC:
8.5% 10/1/21	4,612,000	4,496,700
9.125% 5/1/31	4,141,000	3,939,126
NRG Energy, Inc. 7.875% 5/15/21	6,125,000	6,543,950
NSG Holdings II, LLC 7.75% 12/15/25 (h)	9,617,549	10,531,216
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Utilities - continued
RJS Power Holdings LLC 5.125% 7/15/19 (h)	$ 2,610,000	$ 2,564,325
RRI Energy, Inc. 7.875% 6/15/17	2,106,000	2,111,265
		88,091,257
TOTAL NONCONVERTIBLE BONDS		4,800,028,419
TOTAL CORPORATE BONDS (Cost $4,857,533,572)		4,812,878,701
Common Stocks - 0.6%
	Shares
Automotive & Auto Parts - 0.1%
General Motors Co.	16,125	565,343
General Motors Co.:
warrants 7/10/16 (a)	192,657	4,933,946
warrants 7/10/19 (a)	5,208	90,411
Motors Liquidation Co. GUC Trust (a)	49,155	983,100
		6,572,800
Banks & Thrifts - 0.0%
CIT Group, Inc.	49,400	2,224,482
Building Materials - 0.3%
Nortek, Inc. (a)	170,720	14,446,326
Energy - 0.0%
Chesapeake Energy Corp. (f)	98,900	1,559,653
Metals/Mining - 0.0%
Aleris International, Inc. (a)(m)	46,900	503,706
Telecommunications - 0.0%
Broadview Networks Holdings, Inc. (a)(g)	520,065	884,111
Transportation Ex Air/Rail - 0.2%
DeepOcean Group Holding BV (a)(h)	419,352	6,045,963
Navios Maritime Holdings, Inc. (f)	771,100	2,922,469
		8,968,432
TOTAL COMMON STOCKS (Cost $41,167,109)		35,159,510
Preferred Stocks - 1.3%
	Shares	Value
Convertible Preferred Stocks - 1.0%
Banks & Thrifts - 0.7%
Bank of America Corp. Series L, 7.25% (i)	14,300	$ 16,573,700
Huntington Bancshares, Inc. 8.50% (a)	18,652	25,553,240
		42,126,940
Energy - 0.3%
Chesapeake Energy Corp. Series A, 5.75% (h)	22,000	18,933,750
TOTAL CONVERTIBLE PREFERRED STOCKS		61,060,690
Nonconvertible Preferred Stocks - 0.3%
Banks & Thrifts - 0.3%
Ally Financial, Inc. 7.00% (h)	16,153	16,457,888
TOTAL PREFERRED STOCKS (Cost $68,843,543)		77,518,578
Bank Loan Obligations - 8.6%
	Principal Amount
Aerospace - 0.3%
TransDigm, Inc.:
Tranche C, term loan 3.75% 2/28/20 (k)	$ 5,875,901	5,890,591
Tranche D, term loan 3.75% 6/4/21 (k)	10,093,713	10,081,095
		15,971,686
Automotive - 0.0%
Chassix, Inc. term loan 10% 12/12/15 (k)	1,410,721	1,410,721
Automotive & Auto Parts - 0.1%
Chrysler Group LLC term loan 3.25% 12/31/18 (k)	4,920,400	4,926,551
Broadcasting - 0.1%
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (k)	4,788,355	4,794,340
Building Materials - 0.0%
HD Supply, Inc. Tranche B 1LN, term loan 4% 6/28/18 (k)	3,233,333	3,241,416
Capital Goods - 0.3%
Gardner Denver, Inc. Tranche B, term loan 4.25% 7/30/20 (k)	5,685,701	5,543,558
Rexnord LLC Tranche B, term loan 4% 8/21/20 (k)	6,373,816	6,397,718
SRAM LLC. Tranche B, term loan 4.0164% 4/10/20 (k)	5,610,853	5,596,826
		17,538,102
Bank Loan Obligations - continued
	Principal Amount	Value
Chemicals - 0.0%
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Tranche B 1LN, term loan 10/28/21 (l)	$ 920,000	$ 923,735
Consumer Products - 0.1%
Tempur Sealy International, Inc. Tranche B, term loan 3.5% 3/18/20 (k)	8,199,883	8,231,043
Containers - 0.1%
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (k)	5,613,358	5,627,392
Diversified Media - 0.1%
WMG Acquisition Corp. term loan 3.75% 7/1/20 (k)	6,614,275	6,564,668
Energy - 0.5%
Energy Transfer Equity LP Tranche B, term loan 3.25% 12/2/19 (k)	8,515,000	8,473,532
Fieldwood Energy, LLC Tranche 2LN, term loan 8.375% 9/30/20 (k)	16,690,000	12,934,750
Samson Investment Co. Tranche B 2LN, term loan 5% 9/25/18 (k)	15,250,000	7,434,375
		28,842,657
Entertainment/Film - 0.1%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (k)	4,755,000	4,755,000
Environmental - 0.6%
ADS Waste Holdings, Inc. Tranche B 2LN, term loan 3.75% 10/9/19 (k)	32,496,925	32,517,236
Tervita Corp. Tranche B 1LN, term loan 6.25% 5/15/18 (k)	5,226,110	4,977,870
		37,495,106
Food/Beverage/Tobacco - 0.1%
Darling International, Inc. Tranche B, term loan 3.25% 1/6/21 (k)	6,209,756	6,209,756
Gaming - 0.4%
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (k)	27,660,136	24,859,547
Healthcare - 0.9%
Dialysis Newco, Inc.:
Tranche 2LN, term loan 7.75% 10/22/21 (k)	6,110,000	6,110,000
Tranche B 1LN, term loan 4.5% 4/23/21 (k)	5,888,274	5,895,635
Genesis HealthCare Corp. Tranche B, term loan 10% 12/4/17 (k)	5,282,168	5,361,400
Bank Loan Obligations - continued
	Principal Amount	Value
Healthcare - continued
HCA Holdings, Inc.:
Tranche B 4LN, term loan 3.0254% 5/1/18 (k)	$ 7,492,608	$ 7,492,608
Tranche B 5LN, term loan 2.9343% 3/31/17 (k)	3,584,308	3,584,308
MPH Acquisition Holdings LLC Tranche B, term loan 3.75% 3/31/21 (k)	14,894,294	14,894,294
Polymer Group, Inc. Tranche B, term loan 5.25% 12/19/19 (k)	4,402,662	4,430,179
Surgical Care Affiliates, Inc. Tranche B, term loan 4.25% 3/17/22 (k)	5,210,000	5,216,513
		52,984,937
Homebuilders/Real Estate - 0.2%
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (k)	767,138	759,466
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (k)	8,574,218	8,606,371
		9,365,837
Hotels - 0.3%
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (k)	15,925,406	16,005,033
Insurance - 0.4%
HUB International Ltd. Tranche B 1LN, term loan 4% 10/2/20 (k)	26,687,550	26,654,191
Metals/Mining - 0.1%
Alpha Natural Resources, Inc. Tranche B, term loan 3.5% 5/22/20 (k)	6,008,363	4,085,687
Services - 1.5%
ARAMARK Corp. Tranche F, term loan 3.25% 2/24/21 (k)	7,998,888	8,018,886
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (k)	6,083,868	6,030,635
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (k)	76,104,312	73,440,661
		87,490,182
Super Retail - 0.9%
Davids Bridal, Inc. Tranche B, term loan 5.25% 10/11/19 (k)	9,277,380	8,883,091
J. Crew Group, Inc. Tranche B LN, term loan 4% 3/5/21 (k)	16,537,950	15,504,328
Bank Loan Obligations - continued
	Principal Amount	Value
Super Retail - continued
JC Penney Corp., Inc. Tranche B, term loan 6% 5/22/18 (k)	$ 11,400,986	$ 11,400,986
Neiman Marcus Group Ltd., Inc. Tranche B, term loan 4.25% 10/25/20 (k)	15,948,907	15,948,907
		51,737,312
Technology - 1.2%
Computer Discount Warehouse (CDW) LLC, Tranche B, term loan 3.25% 4/29/20 (k)	27,195,202	27,127,214
Generac Power Systems, Inc. Tranche B, term loan 3.25% 5/31/20 (k)	32,084,990	32,084,990
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (k)	5,385,600	5,304,816
Tranche 2LN, term loan 8% 4/9/22 (k)	4,635,000	4,507,538
		69,024,558
Utilities - 0.3%
Calpine Construction Finance Co. LP:
Tranche B 1LN, term loan 3% 5/3/20 (k)	13,439,268	13,372,072
Tranche B 2LN, term loan 3.25% 1/31/22 (k)	3,360,276	3,356,075
		16,728,147
TOTAL BANK LOAN OBLIGATIONS (Cost $522,605,417)		505,467,604
Preferred Securities - 4.0%

Banks & Thrifts - 3.0%
Bank of America Corp.:
6.1% (i)(k)	15,230,000	15,648,204
6.25% (i)(k)	4,190,000	4,332,693
Barclays Bank PLC 7.625% 11/21/22	18,860,000	22,733,890
Barclays PLC:
6.625% (i)(k)	22,085,000	22,082,003
8.25% (i)(k)	18,107,000	19,478,328
Credit Agricole SA:
6.625% (h)(i)(k)	3,565,000	3,627,327
7.875% (h)(i)(k)	13,465,000	14,510,878
Credit Suisse Group 7.5% (h)(i)(k)	10,120,000	11,122,408
Credit Suisse Group AG 6.25% (h)(i)(k)	10,175,000	10,307,359
Goldman Sachs Group, Inc. 5.375% (i)(k)	7,215,000	7,216,231
JPMorgan Chase & Co.:
5.3% (i)(k)	12,035,000	12,037,309
Preferred Securities - continued
	Principal Amount	Value
Banks & Thrifts - continued
JPMorgan Chase & Co.: - continued
6.125% (i)(k)	$ 3,995,000	$ 4,167,454
6.75% (i)(k)	3,065,000	3,398,764
Lloyds Banking Group PLC 7.5% (i)(k)	19,080,000	20,507,025
Societe Generale 6% (h)(i)(k)	6,100,000	5,908,949
		177,078,822
Diversified Financial Services - 1.0%
Citigroup, Inc.:
5.875% (i)(k)	46,450,000	47,052,021
6.3% (i)(k)	8,855,000	9,216,847
		56,268,868
TOTAL PREFERRED SECURITIES (Cost $224,804,418)		233,347,690
Money Market Funds - 1.7%
	Shares
Fidelity Cash Central Fund, 0.15% (b)	101,914,229	101,914,229
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	1,426,300	1,426,300
TOTAL MONEY MARKET FUNDS (Cost $103,340,529)		103,340,529
TOTAL INVESTMENT PORTFOLIO - 98.0% (Cost $5,818,294,588)		5,767,712,612
NET OTHER ASSETS (LIABILITIES) - 2.0%		114,992,422
NET ASSETS - 100%		$ 5,882,705,034
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,538,346,570 or 43.1% of net assets.

(i) Security is perpetual in nature with no stated maturity date.
(j) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(k) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(l) The coupon rate will be determined upon settlement of the loan after period end.

(m) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $503,706 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aleris International, Inc.	3/11/11	$ 2,860,900
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 294,714
Fidelity Securities Lending Cash Central Fund	7,556
Total	$ 302,270
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Broadview Networks Holdings, Inc.	$ 1,300,163	$ -	$ -	$ -	$ 884,111
Other Information

The following is a summary of the inputs used, as of April 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,589,700	$ 5,589,700	$ -	$ -
Energy	20,493,403	1,559,653	18,933,750	-
Financials	61,792,410	45,334,522	16,457,888	-
Industrials	23,414,758	17,368,795	-	6,045,963
Materials	503,706	-	-	503,706
Telecommunication Services	884,111	884,111	-	-
Corporate Bonds	4,812,878,701	-	4,812,878,692	9
Bank Loan Obligations	505,467,604	-	498,598,138	6,869,466
Preferred Securities	233,347,690	-	233,347,690	-
Money Market Funds	103,340,529	103,340,529	-	-
Total Investments in Securities:	$ 5,767,712,612	$ 174,077,310	$ 5,580,216,158	$ 13,419,144
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	74.5%
Luxembourg	6.3%
Canada	4.5%
Ireland	2.5%
United Kingdom	2.1%
Bermuda	1.7%
Netherlands	1.6%
France	1.4%
Austria	1.2%
Marshall Islands	1.2%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	April 30, 2015

Assets
Investment in securities, at value (including securities loaned of $1,380,247) - See accompanying schedule: Unaffiliated issuers (cost $5,705,168,864)	$ 5,663,487,972
Fidelity Central Funds (cost $103,340,529)	103,340,529
Other affiliated issuers (cost $9,785,195)	884,111
Total Investments (cost $5,818,294,588)		$ 5,767,712,612
Cash		427,562
Receivable for investments sold, regular delivery		66,083,436
Receivable for fund shares sold		13,492
Dividends receivable		592,628
Interest receivable		86,392,302
Distributions receivable from Fidelity Central Funds		17,476
Prepaid expenses		7,250
Total assets		5,921,246,758

Liabilities
Payable for investments purchased Regular delivery	$ 20,916,550
Delayed delivery	12,285,000
Payable for fund shares redeemed	673,464
Distributions payable	50
Accrued management fee	2,756,778
Other affiliated payables	376,181
Other payables and accrued expenses	107,401
Collateral on securities loaned, at value	1,426,300
Total liabilities		38,541,724

Net Assets		$ 5,882,705,034
Net Assets consist of:
Paid in capital		$ 5,907,511,110
Undistributed net investment income		14,795,398
Accumulated undistributed net realized gain (loss) on investments		10,980,502
Net unrealized appreciation (depreciation) on investments		(50,581,976)
Net Assets		$ 5,882,705,034

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

April 30, 2015

Series High Income: Net Asset Value, offering price and redemption price per share ($2,835,890,800 ÷ 287,396,878 shares)	$ 9.87

Class F: Net Asset Value, offering price and redemption price per share ($3,046,814,234 ÷ 308,772,379 shares)	$ 9.87

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended April 30, 2015

Investment Income
Dividends		$ 21,541,078
Interest		483,439,205
Income from Fidelity Central Funds		302,270
Total income		505,282,553

Expenses
Management fee	$ 45,637,633
Transfer agent fees	4,274,321
Accounting and security lending fees	1,300,665
Custodian fees and expenses	101,883
Independent trustees' compensation	35,756
Registration fees	13,900
Audit	79,174
Legal	24,747
Miscellaneous	74,591
Total expenses before reductions	51,542,670
Expense reductions	(6,408)	51,536,262
Net investment income (loss)		453,746,291
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		184,820,457
Change in net unrealized appreciation (depreciation) on investment securities		(505,386,183)
Net gain (loss)		(320,565,726)
Net increase (decrease) in net assets resulting from operations		$ 133,180,565

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended April 30, 2015	Year ended April 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 453,746,291	$ 581,313,377
Net realized gain (loss)	184,820,457	125,580,212
Change in net unrealized appreciation (depreciation)	(505,386,183)	(151,685,292)
Net increase (decrease) in net assets resulting from operations	133,180,565	555,208,297
Distributions to shareholders from net investment income	(444,219,856)	(569,158,948)
Distributions to shareholders from net realized gain	(264,745,145)	(29,910,100)
Total distributions	(708,965,001)	(599,069,048)
Share transactions - net increase (decrease)	(4,333,509,284)	429,502,869
Total increase (decrease) in net assets	(4,909,293,720)	385,642,118

Net Assets
Beginning of period	10,791,998,754	10,406,356,636
End of period (including undistributed net investment income of $14,795,398 and undistributed net investment income of $14,472,520, respectively)	$ 5,882,705,034	$ 10,791,998,754

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series High Income

Years ended April 30,	2015	2014	2013	2012	2011 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.58	$ 10.63	$ 9.96	$ 10.12	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.565	.566	.587	.599	.078
Net realized and unrealized gain (loss)	(.382)	(.033)	.655	(.163)	.108
Total from investment operations	.183	.533	1.242	.436	.186
Distributions from net investment income	(.552)	(.554)	(.550)	(.584)	(.066)
Distributions from net realized gain	(.341)	(.029)	(.022)	(.012)	-
Total distributions	(.893)	(.583)	(.572)	(.596)	(.066)
Net asset value, end of period	$ 9.87	$ 10.58	$ 10.63	$ 9.96	$ 10.12
Total ReturnB, C	1.86%	5.23%	12.85%	4.66%	1.87%
Ratios to Average Net Assets E, H
Expenses before reductions	.69%	.70%	.71%	.72%	.73%A
Expenses net of fee waivers, if any	.69%	.70%	.71%	.72%	.73%A
Expenses net of all reductions	.69%	.69%	.71%	.72%	.73%A
Net investment income (loss)	5.51%	5.42%	5.74%	6.19%	5.93%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,835,891	$ 5,367,464	$ 5,381,081	$ 5,533,077	$ 6,827,084
Portfolio turnover rateF	31%	54%	45%	39%	17% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 10, 2011 (commencement of operations) to April 30, 2011.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended April 30,	2015	2014	2013	2012	2011 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.58	$ 10.63	$ 9.96	$ 10.12	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.575	.578	.600	.610	.080
Net realized and unrealized gain (loss)	(.381)	(.033)	.654	(.161)	.108
Total from investment operations	.194	.545	1.254	.449	.188
Distributions from net investment income	(.563)	(.566)	(.562)	(.597)	(.068)
Distributions from net realized gain	(.341)	(.029)	(.022)	(.012)	-
Total distributions	(.904)	(.595)	(.584)	(.609)	(.068)
Net asset value, end of period	$ 9.87	$ 10.58	$ 10.63	$ 9.96	$ 10.12
Total ReturnB, C	1.97%	5.35%	12.99%	4.80%	1.88%
Ratios to Average Net Assets E, H
Expenses before reductions	.58%	.58%	.58%	.59%	.63%A
Expenses net of fee waivers, if any	.58%	.58%	.58%	.59%	.63%A
Expenses net of all reductions	.58%	.58%	.58%	.59%	.63%A
Net investment income (loss)	5.62%	5.53%	5.87%	6.32%	6.03%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,046,814	$ 5,424,535	$ 5,025,275	$ 3,614,081	$ 1,967,111
Portfolio turnover rateF	31%	54%	45%	39%	17% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 10, 2011 (commencement of operations) to April 30, 2011.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2015

1. Organization.

Fidelity Series High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series High Income and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

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3. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of April 30, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, contingent interest, equity-debt classifications, certain conversion ratio adjustments and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 179,623,180
Gross unrealized depreciation	(224,009,883)
Net unrealized appreciation (depreciation) on securities	$ (44,386,703)

Tax Cost	$ 5,812,099,315

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,449,738
Undistributed long-term capital gain	$ 26,556,397
Net unrealized appreciation (depreciation) on securities and other investments	$ (44,386,703)

The tax character of distributions paid was as follows:

	April 30, 2015	April 30, 2014
Ordinary Income	$ 468,658,308	$ 593,912,134
Long-term Capital Gains	240,306,693	5,156,914
Total	$ 708,965,001	$ 599,069,048

The Fund intends to elect to defer to its next fiscal year $12,425,508 of capital losses recognized during the period November 1, 2014 to April 30, 2015.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,395,844,722 and $6,501,058,682, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the

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5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series High Income. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series High Income	$ 4,274,321.11

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $554 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,502 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

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Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,556. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $42 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,125.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Series High Income expenses during the period in the amount of $241.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended April 30,	2015	2014
From net investment income
Series High Income	$ 214,081,318	$ 285,487,026
Class F	230,138,538	283,671,922
Total	$ 444,219,856	$ 569,158,948
From net realized gain
Series High Income	$ 127,941,737	$ 15,126,634
Class F	136,803,408	14,783,466
Total	$ 264,745,145	$ 29,910,100

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended April 30,	2015	2014	2015	2014
Series High Income
Shares sold	11,060,692	77,816,542	$ 112,302,276	$ 811,361,527
Reinvestment of distributions	33,685,425	28,807,303	341,875,118	300,613,660
Shares redeemed	(264,839,157)	(105,333,171)	(2,707,301,478)	(1,101,291,774)
Net increase (decrease)	(220,093,040)	1,290,674	$ (2,253,124,084)	$ 10,683,413
Class F
Shares sold	28,830,464	99,039,365	$ 295,001,737	$ 1,034,693,706
Reinvestment of distributions	36,172,067	28,596,970	366,820,242	298,455,388
Shares redeemed	(269,115,276)	(87,478,885)	(2,742,207,179)	(914,329,638)
Net increase (decrease)	(204,112,745)	40,157,450	$ (2,080,385,200)	$ 418,819,456

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Series High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series High Income Fund (the Fund), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period March 10, 2011 (commencement of operations) to April 30, 2011. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series High Income Fund as of April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period March 10, 2011 (commencement of operations) to April 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 19, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series High Income Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (invest-
ment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Series High Income Fund	06/08/15	06/05/15	$0.047
Class F	06/08/15	06/05/15	$0.047

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2015, $184,320,587, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

FSH-ANN-0615
1.924270.104
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments April 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Short Duration High Income

Fund - Class A, Class T, and Class C

Annual Report

April 30, 2015

(Fidelity Cover Art)

Class A, Class T,
and Class C are
classes of Fidelity® Short
Duration High Income Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2015	Past 1 year	Life of fund A
Class A (incl. 4.00% sales charge)	-2.83%	-0.43%
Class T (incl. 4.00% sales charge)	-2.82%	-0.43%
Class C (incl. contingent deferred sales charge) B	-0.51%	1.58%

A From November 5, 2013.

B Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Short Duration High Income Fund - Class A on November 5, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill LynchSM 1-5 Year BB-B US Cash Pay High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. high-yield bonds lagged the rest of the bond market for the 12 months ending April 30, 2015, cooling off following a strong multiyear run. The BofA Merrill LynchSM US High Yield Constrained Index rose 2.58%, held back by a weak energy sector and the specter of higher policy interest rates. In comparison, The Barclays® U.S. Aggregate Bond Index, which tracks the broad investment-grade bond market, returned 4.46%. High-yield investments, which offer potentially higher returns - as well as higher risk - than most bonds, began losing momentum in July. Investors fled the sector at a record pace amid slowing global economic growth, comments by U.S. Federal Reserve Chair Janet Yellen about potentially stretched valuations, and plunging oil prices due to lukewarm demand and a surge in U.S. production. Smaller energy companies that had tapped the high-yield market to finance shale oil-and-gas projects were especially hit hard. The index continued to trend lower throughout the rest of 2014, then rebounded early in 2015, as oil prices stabilized and investors increased their risk appetites. High-yield posted a slightly negative return again in March amid uncertainty about the timing of potential rate hikes, but made up for that and then some in April, as mixed U.S. economic data led to expectations that the Fed may hold off a bit longer on tightening rates.

Comments from Lead Portfolio Manager Matthew Conti and Co-Portfolio Manager Michael Plage: For the year, the fund's share classes lagged the 2.34% advance of The BofA Merrill LynchSM 1-5 Year BB-B US Cash Pay High Yield Constrained Index. (For specific class-level results, please see the performance section of this report.) The fund's underperformance of the benchmark is largely attributable to the first half of the period, when security selection in energy and metals & mining - two of the poorest-performing groups during that time - weighed on the fund's return. Adverse bond picks in energy were partially offset by a substantial underweighting in the sector. Elsewhere, selections in transportation excluding air/rail, as well as banks & thrifts also detracted from performance. The negative impact from banks & thrifts was primarily due to one holding: Ocwen Financial, a mortgage servicing firm. Oilfield services company Basic Energy Services and coal mine operator Peabody Energy also were among the primary individual detractors. On the plus side, a large overweighting in air transportation, along with security selection in diversified financial services, contributed the most versus the benchmark. Top individual contributors included an underweighting in energy exploration & production company Energy XXI and an out-of-benchmark position in department store operator JC Penney. We sold our positions in Ocwen Financial and Energy XXI during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2014 to April 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period* November 1, 2014 to April 30, 2015
Class A	1.05%
Actual		$ 1,000.00	$ 1,014.60	$ 5.24
HypotheticalA		$ 1,000.00	$ 1,019.59	$ 5.26
Class T	1.05%
Actual		$ 1,000.00	$ 1,014.60	$ 5.24
HypotheticalA		$ 1,000.00	$ 1,019.59	$ 5.26
Class C	1.80%
Actual		$ 1,000.00	$ 1,010.80	$ 8.97
HypotheticalA		$ 1,000.00	$ 1,015.87	$ 9.00
Short Duration High Income	.80%
Actual		$ 1,000.00	$ 1,015.80	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Institutional Class	.80%
Actual		$ 1,000.00	$ 1,015.80	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of April 30, 2015
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Numericable Group SA	3.4	3.0
ADT Corp.	3.3	2.6
Dynegy, Inc.	3.2	0.0
U.S. Airways Group, Inc.	2.9	2.4
Tenet Healthcare Corp.	2.8	2.6
	15.6
Top Five Market Sectors as of April 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	11.0	5.3
Services	8.6	7.1
Utilities	8.1	2.7
Air Transportation	7.8	6.1
Diversified Financial Services	7.7	9.8
Quality Diversification (% of fund's net assets)
As of April 30, 2015	As of October 31, 2014
AAA,AA,A 0.6%	AAA,AA,A 0.9%
BBB 6.8%	BBB 6.8%
BB 32.2%	BB 33.5%
B 43.7%	B 41.9%
CCC,CC,C 12.4%	CCC,CC,C 11.6%
Not Rated 0.6%	Not Rated 0.5%
Short-Term Investments and Net Other Assets 3.7%	Short-Term Investments and Net Other Assets 4.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Duration as of April 30, 2015
6 months ago
Years	2.3	2.5

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Asset Allocation (% of fund's net assets)
As of April 30, 2015*		As of October 31, 2014**
	Nonconvertible Bonds 83.9%		Nonconvertible Bonds 82.7%
	Bank Loan Obligations 12.4%		Bank Loan Obligations 12.5%
	Short-Term Investments and Net Other Assets (Liabilities) 3.7%		Short-Term Investments and Net Other Assets (Liabilities) 4.8%
* Foreign investments	29.3%	** Foreign investments	30.6%

Annual Report

Investments April 30, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 83.9%
	Principal Amount	Value
Air Transportation - 7.3%
Air Canada 6.625% 5/15/18 (b)	$ 785,000	$ 833,592
Allegiant Travel Co. 5.5% 7/15/19	380,000	393,775
American Airlines Group, Inc.:
4.625% 3/1/20 (b)	90,000	88,763
5.5% 10/1/19 (b)	340,000	351,050
U.S. Airways Group, Inc. 6.125% 6/1/18	1,705,000	1,793,447
United Continental Holdings, Inc. 6.375% 6/1/18	1,000,000	1,062,500
		4,523,127
Automotive - 0.3%
Ford Motor Credit Co. LLC 2.875% 10/1/18	200,000	206,045
Banks & Thrifts - 1.5%
Ally Financial, Inc. 4.125% 3/30/20	110,000	110,550
Bank of America Corp.:
2% 1/11/18	150,000	151,025
6% 9/1/17	250,000	273,759
JPMorgan Chase & Co. 2.35% 1/28/19	97,000	98,455
Regions Bank 7.5% 5/15/18	250,000	289,058
		922,847
Broadcasting - 1.9%
Clear Channel Communications, Inc.:
5.5% 12/15/16	450,000	434,250
6.875% 6/15/18	10,000	9,150
9% 12/15/19	685,000	670,821
10% 1/15/18	65,000	56,875
		1,171,096
Building Materials - 2.8%
Building Materials Holding Corp. 9% 9/15/18 (b)	95,000	102,600
CEMEX S.A.B. de CV 6.5% 12/10/19 (b)	1,420,000	1,522,950
HD Supply, Inc. 11.5% 7/15/20	90,000	105,300
		1,730,850
Cable/Satellite TV - 0.6%
Cablevision Systems Corp. 7.75% 4/15/18	150,000	168,375
Time Warner Cable, Inc. 5.85% 5/1/17	200,000	214,487
		382,862
Chemicals - 2.8%
LSB Industries, Inc. 7.75% 8/1/19	260,000	276,900
Nonconvertible Bonds - continued
	Principal Amount	Value
Chemicals - continued
Nufarm Australia Ltd. 6.375% 10/15/19 (b)	$ 500,000	$ 510,000
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.75% 2/1/19	910,000	961,197
		1,748,097
Containers - 2.3%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (b)(c)	960,336	994,098
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.2706% 12/15/19 (b)(c)	150,000	147,938
7% 11/15/20 (b)	211,765	216,529
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (b)	25,000	25,313
		1,383,878
Diversified Financial Services - 7.2%
Aircastle Ltd. 6.25% 12/1/19	665,000	733,994
Citigroup, Inc. 4.45% 1/10/17	200,000	210,293
Discover Financial Services 6.45% 6/12/17	200,000	219,793
Goldman Sachs Group, Inc. 1.3571% 11/15/18 (c)	200,000	202,211
Hyundai Capital America 2.55% 2/6/19 (b)	100,000	101,484
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.875% 3/15/19	745,000	759,081
ILFC E-Capital Trust I 4.09% 12/21/65 (b)(c)	55,000	52,731
ILFC E-Capital Trust II 6.25% 12/21/65 (b)(c)	45,000	43,594
Morgan Stanley 2.125% 4/25/18	150,000	151,155
Navient Corp. 5.875% 3/25/21	110,000	109,450
NiSource Finance Corp. 5.25% 9/15/17	200,000	217,811
SLM Corp.:
4.875% 6/17/19	825,000	822,938
5.5% 1/15/19	710,000	721,715
8.45% 6/15/18	65,000	72,521
		4,418,771
Diversified Media - 0.1%
MDC Partners, Inc. 6.75% 4/1/20 (b)	55,000	55,825
Energy - 6.6%
California Resources Corp. 5% 1/15/20	610,000	576,450
Citgo Holding, Inc. 10.75% 2/15/20 (b)	245,000	258,843
Consolidated Energy Finance SA 6.75% 10/15/19 (b)	665,000	678,300
Everest Acquisition LLC/Everest Acquisition Finance, Inc.:
6.875% 5/1/19	295,000	304,145
9.375% 5/1/20	215,000	230,050
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Exterran Holdings, Inc. 7.25% 12/1/18	$ 55,000	$ 56,238
Forbes Energy Services Ltd. 9% 6/15/19	345,000	250,125
Halcon Resources Corp. 8.625% 2/1/20 (b)	95,000	98,859
Holly Energy Partners LP/Holly Finance Corp. 6.5% 3/1/20	22,000	21,780
LINN Energy LLC/LINN Energy Finance Corp.:
6.25% 11/1/19	185,000	156,325
6.5% 5/15/19	75,000	65,438
Pacific Drilling V Ltd. 7.25% 12/1/17 (b)	50,000	46,250
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20	200,000	212,000
Petroleos Mexicanos 3.5% 7/18/18	250,000	257,813
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.5% 10/15/19 (b)	35,000	37,013
Western Gas Partners LP 2.6% 8/15/18	200,000	203,551
Whiting Petroleum Corp. 5% 3/15/19	650,000	648,375
		4,101,555
Food/Beverage/Tobacco - 1.3%
JBS Investments GmbH 7.75% 10/28/20 (b)	700,000	758,800
Vector Group Ltd. 7.75% 2/15/21	35,000	37,450
		796,250
Healthcare - 5.6%
Kindred Escrow Corp. II 8% 1/15/20 (b)	375,000	404,550
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875% 4/15/20 (b)	25,000	25,406
Polymer Group, Inc. 6.875% 6/1/19 (b)	725,000	688,750
Tenet Healthcare Corp. 5% 3/1/19 (b)	1,720,000	1,709,250
VRX Escrow Corp. 5.375% 3/15/20 (b)	600,000	615,375
		3,443,331
Homebuilders/Real Estate - 5.7%
Brandywine Operating Partnership LP 4.95% 4/15/18	150,000	161,100
DDR Corp. 4.75% 4/15/18	150,000	161,166
Essex Portfolio LP 5.5% 3/15/17	250,000	268,369
Lennar Corp. 4.5% 11/15/19	130,000	133,900
Liberty Property LP 6.625% 10/1/17	150,000	166,542
Mack-Cali Realty LP 2.5% 12/15/17	150,000	151,297
Weyerhaeuser Real Estate Co. 4.375% 6/15/19 (b)	820,000	807,700
William Lyon Homes, Inc. 5.75% 4/15/19	1,660,000	1,680,750
		3,530,824
Nonconvertible Bonds - continued
	Principal Amount	Value
Insurance - 0.3%
ING U.S., Inc. 2.9% 2/15/18	$ 200,000	$ 206,025
Leisure - 0.2%
NCL Corp. Ltd. 5% 2/15/18	140,000	143,150
Metals/Mining - 4.3%
Anglo American Capital PLC 1.2253% 4/15/16 (b)(c)	200,000	199,887
First Quantum Minerals Ltd. 6.75% 2/15/20 (b)	960,000	892,800
FMG Resources (August 2006) Pty Ltd. 8.25% 11/1/19 (b)	250,000	218,125
Freeport-McMoRan, Inc. 2.375% 3/15/18	200,000	199,514
Lundin Mining Corp. 7.5% 11/1/20 (b)	145,000	152,265
Peabody Energy Corp. 6% 11/15/18	935,000	736,897
Rain CII Carbon LLC/CII Carbon Corp. 8% 12/1/18 (b)	290,000	269,700
		2,669,188
Paper - 0.4%
Mercer International, Inc. 7% 12/1/19	40,000	42,442
Sappi Papier Holding GmbH 8.375% 6/15/19 (b)	200,000	213,500
		255,942
Publishing/Printing - 0.9%
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (b)(c)	555,000	568,875
Services - 7.4%
Abengoa Greenfield SA 6.5% 10/1/19 (b)	345,000	323,438
ADT Corp. 4.125% 4/15/19	1,975,000	2,005,810
APX Group, Inc.:
6.375% 12/1/19	975,000	972,563
8.75% 12/1/20	30,000	27,675
Bankrate, Inc. 6.125% 8/15/18 (b)	10,000	9,838
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (b)	1,175,000	1,198,618
		4,537,942
Steel - 0.4%
JMC Steel Group, Inc. 8.25% 3/15/18 (b)	300,000	250,425
Super Retail - 1.8%
JC Penney Corp., Inc.:
5.75% 2/15/18	650,000	630,500
8.125% 10/1/19	495,000	495,000
		1,125,500
Technology - 0.1%
Viasystems, Inc. 7.875% 5/1/19 (b)	50,000	52,625
Telecommunications - 11.0%
Altice Financing SA 7.875% 12/15/19 (b)	300,000	318,765
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - continued
AT&T, Inc. 1.1709% 11/27/18 (c)	$ 200,000	$ 202,589
Digicel Group Ltd. 8.25% 9/30/20 (b)	500,000	515,700
FairPoint Communications, Inc. 8.75% 8/15/19 (b)	90,000	96,300
Intelsat Jackson Holdings SA 7.25% 10/15/20	465,000	479,473
Numericable Group SA 4.875% 5/15/19 (b)	2,045,000	2,062,881
Sprint Communications, Inc.:
7% 3/1/20 (b)	480,000	531,000
9% 11/15/18 (b)	505,000	574,594
T-Mobile U.S.A., Inc.:
6.464% 4/28/19	1,275,000	1,316,438
6.542% 4/28/20	365,000	385,057
Verizon Communications, Inc. 3.65% 9/14/18	250,000	264,852
Wind Acquisition Finance SA 4.75% 7/15/20 (b)	70,000	70,000
		6,817,649
Transportation Ex Air/Rail - 3.9%
Aguila 3 SA 7.875% 1/31/18 (b)	1,550,000	1,565,500
Navios Maritime Holdings, Inc. 8.125% 2/15/19	980,000	837,900
		2,403,400
Utilities - 7.2%
Atlantic Power Corp. 9% 11/15/18	535,000	556,400
DCP Midstream Operating LP 2.5% 12/1/17	100,000	95,879
DPL, Inc. 6.75% 10/1/19 (b)	550,000	588,500
Dynegy, Inc. 6.75% 11/1/19 (b)	1,885,000	1,969,825
RJS Power Holdings LLC 5.125% 7/15/19 (b)	1,265,000	1,242,863
		4,453,467
TOTAL NONCONVERTIBLE BONDS (Cost $52,086,523)		51,899,546
Bank Loan Obligations - 12.4%

Aerospace - 0.3%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (c)	194,036	193,794
Air Transportation - 0.5%
American Airlines, Inc. Tranche B, term loan 3.75% 10/10/21 (c)	285,000	286,781
Broadcasting - 0.6%
Clear Channel Communications, Inc. Tranche D, term loan 6.9343% 1/30/19 (c)	395,000	377,719
Bank Loan Obligations - continued
	Principal Amount	Value
Building Materials - 0.2%
GYP Holdings III Corp.:
Tranche 1LN, term loan 4.75% 4/1/21 (c)	$ 133,650	$ 129,975
Tranche 2LN, term loan 7.75% 4/1/22 (c)	25,000	24,000
		153,975
Cable/Satellite TV - 0.9%
Charter Communications Operating LLC Tranche F, term loan 3% 1/3/21 (c)	345,108	344,677
CSC Holdings LLC Tranche B, term loan 2.6843% 4/17/20 (c)	74,799	74,612
Numericable LLC:
Tranche B 1LN, term loan 4.5% 5/8/20 (c)	66,852	67,186
Tranche B 2LN, term loan 4.5% 5/8/20 (c)	57,836	58,125
		544,600
Capital Goods - 0.3%
Husky Injection Molding Systems Ltd. Tranche 2LN, term loan 7.25% 6/30/22 (c)	87,579	86,703
Rexnord LLC Tranche B, term loan 4% 8/21/20 (c)	99,495	99,868
		186,571
Containers - 0.8%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (c)	253,719	254,987
Signode Packaging Systems, Inc. Tranche B, term loan 3.75% 5/1/21 (c)	231,167	231,167
		486,154
Diversified Financial Services - 0.5%
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 11/15/22 (c)	100,000	98,750
Tranche B 1LN, term loan 4.75% 11/15/21 (c)	25,000	25,063
TransUnion LLC Tranche B, term loan 4% 4/9/21 (c)	168,300	169,352
		293,165
Energy - 0.4%
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.5% 5/16/21 (c)	155,000	148,025
Crestwood Holdings Partners LLC Tranche B, term loan 7% 6/19/19 (c)	100,000	97,250
		245,275
Bank Loan Obligations - continued
	Principal Amount	Value
Food & Drug Retail - 0.9%
Albertson's LLC Tranche B 3LN, term loan 5% 8/25/19 (c)	$ 445,000	$ 447,781
SUPERVALU, Inc. Tranche B, term loan 4.5% 3/21/19 (c)	98,972	99,343
		547,124
Gaming - 1.6%
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (c)	164,462	166,312
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (c)	98,254	93,955
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (c)	134,250	120,657
Las Vegas Sands LLC Tranche B, term loan 3.25% 12/19/20 (c)	360,685	360,685
Scientific Games Corp. Tranche B 2LN, term loan 6% 10/1/21 (c)	239,400	242,105
		983,714
Healthcare - 0.8%
Community Health Systems, Inc. Tranche F, term loan 3.4343% 12/31/18 (c)	243,500	245,022
Concordia Healthcare Corp. Tranche B, term loan 4.75% 4/21/22 (c)	5,000	5,044
Endo Luxembourg Finance I Comp Tranche B, term loan 3.25% 2/28/21 (c)	59,350	59,202
Kindred Healthcare, Inc. Tranche B, term loan 4.25% 4/9/21 (c)	9,975	9,975
Pharmedium Healthcare Corp.:
Tranche 2LN, term loan 7.75% 1/28/22 (c)	85,000	84,677
Tranche B 1LN, term loan 4.25% 1/28/21 (c)	113,467	113,609
		517,529
Leisure - 0.0%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (c)	14,888	14,869
Metals/Mining - 0.3%
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (c)	113,026	102,853
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (c)	98,995	89,343
		192,196
Bank Loan Obligations - continued
	Principal Amount	Value
Publishing/Printing - 0.8%
Springer Science+Business Media Deutschland GmbH:
Tranche B 3LN, term loan 4.75% 8/14/20 (c)	$ 253,722	$ 254,673
Tranche B 9LN, term loan 8/14/20 (d)	210,000	210,263
		464,936
Services - 1.2%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (c)	69,125	68,520
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (c)	144,213	97,524
Garda World Security Corp.:
term loan 4% 11/8/20 (c)	172,754	172,538
Tranche DD, term loan 4% 11/8/20 (c)	44,193	44,138
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (c)	277,750	268,028
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (c)	69,300	69,040
		719,788
Super Retail - 0.9%
Dollar Tree, Inc. Tranche B, term loan 4.25% 3/9/22 (c)	155,000	155,775
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (c)	9,925	9,888
6% 5/22/18 (c)	218,160	218,160
PetSmart, Inc. Tranche B, term loan 5% 3/11/22 (c)	160,000	162,000
		545,823
Technology - 0.5%
Dell International LLC Tranche B, term loan 4.5% 4/29/20 (c)	262,010	262,665
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (c)	14,525	14,508
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (c)	49,961	51,397
		328,570
Utilities - 0.9%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan 3% 5/3/20 (c)	264,007	262,687
Bank Loan Obligations - continued
	Principal Amount	Value
Utilities - continued
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (c)	$ 89,414	$ 90,201
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (c)	210,000	211,313
		564,201
TOTAL BANK LOAN OBLIGATIONS (Cost $7,702,328)		7,646,784
Money Market Funds - 2.8%
	Shares
Fidelity Cash Central Fund, 0.15% (a) (Cost $1,752,490)	1,752,490	1,752,490
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $61,541,341)		61,298,820
NET OTHER ASSETS (LIABILITIES) - 0.9%		534,479
NET ASSETS - 100%		$ 61,833,299
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,061,587 or 40.5% of net assets.

(c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d) The coupon rate will be determined upon settlement of the loan after period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,952
Other Information

The following is a summary of the inputs used, as of April 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 51,899,546	$ -	$ 51,899,546	$ -
Bank Loan Obligations	7,646,784	-	7,646,784	-
Money Market Funds	1,752,490	1,752,490	-	-
Total Investments in Securities:	$ 61,298,820	$ 1,752,490	$ 59,546,330	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	70.7%
Luxembourg	8.4%
Canada	5.6%
France	3.4%
Mexico	2.8%
Bermuda	2.2%
Australia	1.7%
Austria	1.5%
Marshall Islands	1.4%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	April 30, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $59,788,851)	$ 59,546,330
Fidelity Central Funds (cost $1,752,490)	1,752,490
Total Investments (cost $61,541,341)		$ 61,298,820
Cash		602,394
Receivable for investments sold		337,372
Receivable for fund shares sold		11,814
Interest receivable		907,665
Distributions receivable from Fidelity Central Funds		280
Prepaid expenses		79
Receivable from investment adviser for expense reductions		9,831
Total assets		63,168,255

Liabilities
Payable for investments purchased	$ 1,137,549
Payable for fund shares redeemed	73,113
Distributions payable	24,822
Accrued management fee	28,673
Distribution and service plan fees payable	4,456
Other affiliated payables	8,236
Other payables and accrued expenses	58,107
Total liabilities		1,334,956

Net Assets		$ 61,833,299
Net Assets consist of:
Paid in capital		$ 63,468,035
Undistributed net investment income		17,564
Accumulated undistributed net realized gain (loss) on investments		(1,409,779)
Net unrealized appreciation (depreciation) on investments		(242,521)
Net Assets		$ 61,833,299

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

April 30, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,397,576 ÷ 445,979 shares)	$ 9.86

Maximum offering price per share (100/96.00 of $9.86)	$ 10.27
Class T: Net Asset Value and redemption price per share ($2,930,217 ÷ 297,160 shares)	$ 9.86

Maximum offering price per share (100/96.00 of $9.86)	$ 10.27
Class C: Net Asset Value and offering price per share ($3,464,510 ÷ 351,346 shares)A	$ 9.86

Short Duration High Income: Net Asset Value, offering price and redemption price per share ($45,109,140 ÷ 4,574,579 shares)	$ 9.86

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,931,856 ÷ 601,572 shares)	$ 9.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended April 30, 2015

Investment Income
Interest		$ 3,219,643
Income from Fidelity Central Funds		2,952
Total income		3,222,595

Expenses
Management fee	$ 385,986
Transfer agent fees	81,142
Distribution and service plan fees	55,480
Accounting fees and expenses	28,557
Custodian fees and expenses	13,570
Independent trustees' compensation	283
Registration fees	118,740
Audit	66,425
Legal	164
Miscellaneous	349
Total expenses before reductions	750,696
Expense reductions	(144,501)	606,195
Net investment income (loss)		2,616,400
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(1,395,322)
Change in net unrealized appreciation (depreciation) on investment securities		(679,199)
Net gain (loss)		(2,074,521)
Net increase (decrease) in net assets resulting from operations		$ 541,879

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended April 30, 2015	For the period November 5, 2013 (commencement of operations) to April 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,616,400	$ 597,190
Net realized gain (loss)	(1,395,322)	(3,597)
Change in net unrealized appreciation (depreciation)	(679,199)	436,678
Net increase (decrease) in net assets resulting from operations	541,879	1,030,271
Distributions to shareholders from net investment income	(2,602,102)	(589,323)
Share transactions - net increase (decrease)	(4,220,658)	67,622,775
Redemption fees	44,348	6,109
Total increase (decrease) in net assets	(6,236,533)	68,069,832

Net Assets
Beginning of period	68,069,832	-
End of period (including undistributed net investment income of $17,564 and undistributed net investment income of $7,490, respectively)	$ 61,833,299	$ 68,069,832

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended April 30,	2015	2014H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.358	.132
Net realized and unrealized gain (loss)	(.246)	.091
Total from investment operations	.112	.223
Distributions from net investment income	(.358)	(.124)
Redemption fees added to paid in capital E	.006	.001
Net asset value, end of period	$ 9.86	$ 10.10
Total ReturnB, C, D	1.22%	2.25%
Ratios to Average Net Assets F, I
Expenses before reductions	1.29%	1.61%A
Expenses net of fee waivers, if any	1.05%	1.05%A
Expenses net of all reductions	1.05%	1.05%A
Net investment income (loss)	3.63%	2.72%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,398	$ 3,043
Portfolio turnover rateG	84%	20% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 5, 2013 (commencement of operations) to April 30, 2014.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended April 30,	2015	2014H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.360	.132
Net realized and unrealized gain (loss)	(.247)	.091
Total from investment operations	.113	.223
Distributions from net investment income	(.359)	(.124)
Redemption fees added to paid in capital E	.006	.001
Net asset value, end of period	$ 9.86	$ 10.10
Total ReturnB, C, D	1.23%	2.25%
Ratios to Average Net Assets F, I
Expenses before reductions	1.31%	1.61%A
Expenses net of fee waivers, if any	1.05%	1.05%A
Expenses net of all reductions	1.05%	1.05%A
Net investment income (loss)	3.63%	2.72%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,930	$ 2,946
Portfolio turnover rateG	84%	20% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 5, 2013 (commencement of operations) to April 30, 2014.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended April 30,	2015	2014H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.285	.096
Net realized and unrealized gain (loss)	(.247)	.090
Total from investment operations	.038	.186
Distributions from net investment income	(.284)	(.087)
Redemption fees added to paid in capital E	.006	.001
Net asset value, end of period	$ 9.86	$ 10.10
Total ReturnB, C, D	.47%	1.88%
Ratios to Average Net Assets F, I
Expenses before reductions	2.08%	2.37%A
Expenses net of fee waivers, if any	1.80%	1.80%A
Expenses net of all reductions	1.80%	1.80%A
Net investment income (loss)	2.88%	1.97%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,465	$ 3,114
Portfolio turnover rateG	84%	20% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 5, 2013 (commencement of operations) to April 30, 2014.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Short Duration High Income

Years ended April 30,	2015	2014G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.385	.142
Net realized and unrealized gain (loss)	(.248)	.093
Total from investment operations	.137	.235
Distributions from net investment income	(.383)	(.136)
Redemption fees added to paid in capital D	.006	.001
Net asset value, end of period	$ 9.86	$ 10.10
Total ReturnB, C	1.48%	2.37%
Ratios to Average Net Assets E, H
Expenses before reductions	1.00%	1.24%A
Expenses net of fee waivers, if any	.80%	.80%A
Expenses net of all reductions	.80%	.80%A
Net investment income (loss)	3.88%	2.96%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,109	$ 54,547
Portfolio turnover rateF	84%	20% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 5, 2013 (commencement of operations) to April 30, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended April 30,	2015	2014G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.383	.143
Net realized and unrealized gain (loss)	(.246)	.091
Total from investment operations	.137	.234
Distributions from net investment income	(.383)	(.135)
Redemption fees added to paid in capital D	.006	.001
Net asset value, end of period	$ 9.86	$ 10.10
Total ReturnB, C	1.48%	2.37%
Ratios to Average Net Assets E, H
Expenses before reductions	1.04%	1.34%A
Expenses net of fee waivers, if any	.80%	.80%A
Expenses net of all reductions	.80%	.80%A
Net investment income (loss)	3.88%	2.97%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,932	$ 4,419
Portfolio turnover rateF	84%	20% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 5, 2013 (commencement of operations) to April 30, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2015

1. Organization.

Fidelity Short Duration High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Short Duration High Income and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of April 30, 2015 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 735,404
Gross unrealized depreciation	(949,781)
Net unrealized appreciation (depreciation) on securities	$ (214,377)

Tax Cost	$ 61,513,197

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$ (214,377)

The Fund intends to elect to defer to its next fiscal year $1,396,000 of capital losses recognized during the period November 1, 2014 to April 30, 2015.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	April 30, 2015	April 30, 2014
Ordinary Income	$ 2,602,102	$ 589,323

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $55,170,719 and $58,978,497, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 10,398	$ 10,398
Class T	-%	.25%	7,823	7,823
Class C	.75%	.25%	37,259	37,259
			$ 55,480	$ 55,480

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,729
Class T	448
Class C*	161
$ 3,338

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 6,674.16
Class T	5,190.17
Class C	7,039.19
Short Duration High Income	52,509.10
Institutional Class	9,730.15
	$ 81,142

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $102 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through June 30, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.05%	$ 10,117
Class T	1.05%	8,034
Class C	1.80%	10,234
Short Duration High Income	.80%	100,903
Institutional Class	.80%	15,162
		$ 144,450

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $51.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended April 30,	2015	2014 A
From net investment income
Class A	$ 151,548	$ 32,624
Class T	112,975	33,201
Class C	107,591	24,151
Short Duration High Income	1,984,086	455,094
Institutional Class	245,902	44,253
Total	$ 2,602,102	$ 589,323

A For the period November 5, 2013 (commencement of operations) to April 30, 2015.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended April 30,	2015	2014 A	2015	2014 A
Class A
Shares sold	299,268	298,414	$ 2,985,839	$ 2,988,334
Reinvestment of distributions	14,874	3,242	146,830	32,613
Shares redeemed	(169,511)	(308)	(1,660,441)	(3,108)
Net increase (decrease)	144,631	301,348	$ 1,472,228	$ 3,017,839

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended April 30,	2015	2014 A	2015	2014 A
Class T
Shares sold	106,602	289,499	$ 1,059,729	$ 2,897,407
Reinvestment of distributions	11,282	3,300	111,555	33,200
Shares redeemed	(112,433)	(1,090)	(1,107,095)	(11,000)
Net increase (decrease)	5,451	291,709	$ 64,189	$ 2,919,607
Class C
Shares sold	183,881	305,988	$ 1,829,692	$ 3,063,328
Reinvestment of distributions	10,436	2,399	103,054	24,149
Shares redeemed	(151,335)	(23)	(1,485,824)	(237)
Net increase (decrease)	42,982	308,364	$ 446,922	$ 3,087,240
Short Duration High Income
Shares sold	3,237,652	5,525,954	$ 32,098,500	$ 55,472,301
Reinvestment of distributions	179,994	41,070	1,780,718	413,727
Shares redeemed	(4,244,145)	(165,946)	(41,783,699)	(1,674,509)
Net increase (decrease)	(826,499)	5,401,078	$ (7,904,481)	$ 54,211,519
Institutional Class
Shares sold	500,722	450,882	$ 4,973,578	$ 4,520,932
Reinvestment of distributions	21,974	4,389	216,979	44,172
Shares redeemed	(358,716)	(17,679)	(3,490,073)	(178,534)
Net increase (decrease)	163,980	437,592	$ 1,700,484	$ 4,386,570

A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Short Duration High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Short Duration High Income Fund (the Fund), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2015, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for the year then ended and the period from November 5, 2013 (commencement of operations) to April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Short Duration High Income Fund as of April 30, 2015, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the year then ended and the period from November 5, 2013 (commencement of operations) to April 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 19, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2013 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2013 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

A total of .02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $447,078 of distributions paid during the period January 1, 2015 to April 30, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

ASDH-UANN-0615
1.969454.101
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments April 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Short Duration High Income

Fund - Institutional Class

Annual Report

April 30, 2015

(Fidelity Cover Art)

Institutional Class
is a class of Fidelity® Short
Duration High Income Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2015	Past 1 year	Life of fundA
Institutional Class	1.48%	2.60%

A From November 5, 2013.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Short Duration High Income Fund - Institutional Class on November 5, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill LynchSM 1-5 Year BB-B US Cash Pay High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. high-yield bonds lagged the rest of the bond market for the 12 months ending April 30, 2015, cooling off following a strong multiyear run. The BofA Merrill LynchSM US High Yield Constrained Index rose 2.58%, held back by a weak energy sector and the specter of higher policy interest rates. In comparison, The Barclays® U.S. Aggregate Bond Index, which tracks the broad investment-grade bond market, returned 4.46%. High-yield investments, which offer potentially higher returns - as well as higher risk - than most bonds, began losing momentum in July. Investors fled the sector at a record pace amid slowing global economic growth, comments by U.S. Federal Reserve Chair Janet Yellen about potentially stretched valuations, and plunging oil prices due to lukewarm demand and a surge in U.S. production. Smaller energy companies that had tapped the high-yield market to finance shale oil-and-gas projects were especially hit hard. The index continued to trend lower throughout the rest of 2014, then rebounded early in 2015, as oil prices stabilized and investors increased their risk appetites. High-yield posted a slightly negative return again in March amid uncertainty about the timing of potential rate hikes, but made up for that and then some in April, as mixed U.S. economic data led to expectations that the Fed may hold off a bit longer on tightening rates.

Comments from Lead Portfolio Manager Matthew Conti and Co-Portfolio Manager Michael Plage: For the year, the fund's share classes lagged the 2.34% advance of The BofA Merrill LynchSM 1-5 Year BB-B US Cash Pay High Yield Constrained Index. (For specific class-level results, please see the performance section of this report.) The fund's underperformance of the benchmark is largely attributable to the first half of the period, when security selection in energy and metals & mining - two of the poorest-performing groups during that time - weighed on the fund's return. Adverse bond picks in energy were partially offset by a substantial underweighting in the sector. Elsewhere, selections in transportation excluding air/rail, as well as banks & thrifts also detracted from performance. The negative impact from banks & thrifts was primarily due to one holding: Ocwen Financial, a mortgage servicing firm. Oilfield services company Basic Energy Services and coal mine operator Peabody Energy also were among the primary individual detractors. On the plus side, a large overweighting in air transportation, along with security selection in diversified financial services, contributed the most versus the benchmark. Top individual contributors included an underweighting in energy exploration & production company Energy XXI and an out-of-benchmark position in department store operator JC Penney. We sold our positions in Ocwen Financial and Energy XXI during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2014 to April 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period* November 1, 2014 to April 30, 2015
Class A	1.05%
Actual		$ 1,000.00	$ 1,014.60	$ 5.24
HypotheticalA		$ 1,000.00	$ 1,019.59	$ 5.26
Class T	1.05%
Actual		$ 1,000.00	$ 1,014.60	$ 5.24
HypotheticalA		$ 1,000.00	$ 1,019.59	$ 5.26
Class C	1.80%
Actual		$ 1,000.00	$ 1,010.80	$ 8.97
HypotheticalA		$ 1,000.00	$ 1,015.87	$ 9.00
Short Duration High Income	.80%
Actual		$ 1,000.00	$ 1,015.80	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Institutional Class	.80%
Actual		$ 1,000.00	$ 1,015.80	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of April 30, 2015
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Numericable Group SA	3.4	3.0
ADT Corp.	3.3	2.6
Dynegy, Inc.	3.2	0.0
U.S. Airways Group, Inc.	2.9	2.4
Tenet Healthcare Corp.	2.8	2.6
	15.6
Top Five Market Sectors as of April 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	11.0	5.3
Services	8.6	7.1
Utilities	8.1	2.7
Air Transportation	7.8	6.1
Diversified Financial Services	7.7	9.8
Quality Diversification (% of fund's net assets)
As of April 30, 2015	As of October 31, 2014
AAA,AA,A 0.6%	AAA,AA,A 0.9%
BBB 6.8%	BBB 6.8%
BB 32.2%	BB 33.5%
B 43.7%	B 41.9%
CCC,CC,C 12.4%	CCC,CC,C 11.6%
Not Rated 0.6%	Not Rated 0.5%
Short-Term Investments and Net Other Assets 3.7%	Short-Term Investments and Net Other Assets 4.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Duration as of April 30, 2015
6 months ago
Years	2.3	2.5

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Asset Allocation (% of fund's net assets)
As of April 30, 2015*		As of October 31, 2014**
	Nonconvertible Bonds 83.9%		Nonconvertible Bonds 82.7%
	Bank Loan Obligations 12.4%		Bank Loan Obligations 12.5%
	Short-Term Investments and Net Other Assets (Liabilities) 3.7%		Short-Term Investments and Net Other Assets (Liabilities) 4.8%
* Foreign investments	29.3%	** Foreign investments	30.6%

Annual Report

Investments April 30, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 83.9%
	Principal Amount	Value
Air Transportation - 7.3%
Air Canada 6.625% 5/15/18 (b)	$ 785,000	$ 833,592
Allegiant Travel Co. 5.5% 7/15/19	380,000	393,775
American Airlines Group, Inc.:
4.625% 3/1/20 (b)	90,000	88,763
5.5% 10/1/19 (b)	340,000	351,050
U.S. Airways Group, Inc. 6.125% 6/1/18	1,705,000	1,793,447
United Continental Holdings, Inc. 6.375% 6/1/18	1,000,000	1,062,500
		4,523,127
Automotive - 0.3%
Ford Motor Credit Co. LLC 2.875% 10/1/18	200,000	206,045
Banks & Thrifts - 1.5%
Ally Financial, Inc. 4.125% 3/30/20	110,000	110,550
Bank of America Corp.:
2% 1/11/18	150,000	151,025
6% 9/1/17	250,000	273,759
JPMorgan Chase & Co. 2.35% 1/28/19	97,000	98,455
Regions Bank 7.5% 5/15/18	250,000	289,058
		922,847
Broadcasting - 1.9%
Clear Channel Communications, Inc.:
5.5% 12/15/16	450,000	434,250
6.875% 6/15/18	10,000	9,150
9% 12/15/19	685,000	670,821
10% 1/15/18	65,000	56,875
		1,171,096
Building Materials - 2.8%
Building Materials Holding Corp. 9% 9/15/18 (b)	95,000	102,600
CEMEX S.A.B. de CV 6.5% 12/10/19 (b)	1,420,000	1,522,950
HD Supply, Inc. 11.5% 7/15/20	90,000	105,300
		1,730,850
Cable/Satellite TV - 0.6%
Cablevision Systems Corp. 7.75% 4/15/18	150,000	168,375
Time Warner Cable, Inc. 5.85% 5/1/17	200,000	214,487
		382,862
Chemicals - 2.8%
LSB Industries, Inc. 7.75% 8/1/19	260,000	276,900
Nonconvertible Bonds - continued
	Principal Amount	Value
Chemicals - continued
Nufarm Australia Ltd. 6.375% 10/15/19 (b)	$ 500,000	$ 510,000
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.75% 2/1/19	910,000	961,197
		1,748,097
Containers - 2.3%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (b)(c)	960,336	994,098
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.2706% 12/15/19 (b)(c)	150,000	147,938
7% 11/15/20 (b)	211,765	216,529
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (b)	25,000	25,313
		1,383,878
Diversified Financial Services - 7.2%
Aircastle Ltd. 6.25% 12/1/19	665,000	733,994
Citigroup, Inc. 4.45% 1/10/17	200,000	210,293
Discover Financial Services 6.45% 6/12/17	200,000	219,793
Goldman Sachs Group, Inc. 1.3571% 11/15/18 (c)	200,000	202,211
Hyundai Capital America 2.55% 2/6/19 (b)	100,000	101,484
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.875% 3/15/19	745,000	759,081
ILFC E-Capital Trust I 4.09% 12/21/65 (b)(c)	55,000	52,731
ILFC E-Capital Trust II 6.25% 12/21/65 (b)(c)	45,000	43,594
Morgan Stanley 2.125% 4/25/18	150,000	151,155
Navient Corp. 5.875% 3/25/21	110,000	109,450
NiSource Finance Corp. 5.25% 9/15/17	200,000	217,811
SLM Corp.:
4.875% 6/17/19	825,000	822,938
5.5% 1/15/19	710,000	721,715
8.45% 6/15/18	65,000	72,521
		4,418,771
Diversified Media - 0.1%
MDC Partners, Inc. 6.75% 4/1/20 (b)	55,000	55,825
Energy - 6.6%
California Resources Corp. 5% 1/15/20	610,000	576,450
Citgo Holding, Inc. 10.75% 2/15/20 (b)	245,000	258,843
Consolidated Energy Finance SA 6.75% 10/15/19 (b)	665,000	678,300
Everest Acquisition LLC/Everest Acquisition Finance, Inc.:
6.875% 5/1/19	295,000	304,145
9.375% 5/1/20	215,000	230,050
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Exterran Holdings, Inc. 7.25% 12/1/18	$ 55,000	$ 56,238
Forbes Energy Services Ltd. 9% 6/15/19	345,000	250,125
Halcon Resources Corp. 8.625% 2/1/20 (b)	95,000	98,859
Holly Energy Partners LP/Holly Finance Corp. 6.5% 3/1/20	22,000	21,780
LINN Energy LLC/LINN Energy Finance Corp.:
6.25% 11/1/19	185,000	156,325
6.5% 5/15/19	75,000	65,438
Pacific Drilling V Ltd. 7.25% 12/1/17 (b)	50,000	46,250
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20	200,000	212,000
Petroleos Mexicanos 3.5% 7/18/18	250,000	257,813
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.5% 10/15/19 (b)	35,000	37,013
Western Gas Partners LP 2.6% 8/15/18	200,000	203,551
Whiting Petroleum Corp. 5% 3/15/19	650,000	648,375
		4,101,555
Food/Beverage/Tobacco - 1.3%
JBS Investments GmbH 7.75% 10/28/20 (b)	700,000	758,800
Vector Group Ltd. 7.75% 2/15/21	35,000	37,450
		796,250
Healthcare - 5.6%
Kindred Escrow Corp. II 8% 1/15/20 (b)	375,000	404,550
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875% 4/15/20 (b)	25,000	25,406
Polymer Group, Inc. 6.875% 6/1/19 (b)	725,000	688,750
Tenet Healthcare Corp. 5% 3/1/19 (b)	1,720,000	1,709,250
VRX Escrow Corp. 5.375% 3/15/20 (b)	600,000	615,375
		3,443,331
Homebuilders/Real Estate - 5.7%
Brandywine Operating Partnership LP 4.95% 4/15/18	150,000	161,100
DDR Corp. 4.75% 4/15/18	150,000	161,166
Essex Portfolio LP 5.5% 3/15/17	250,000	268,369
Lennar Corp. 4.5% 11/15/19	130,000	133,900
Liberty Property LP 6.625% 10/1/17	150,000	166,542
Mack-Cali Realty LP 2.5% 12/15/17	150,000	151,297
Weyerhaeuser Real Estate Co. 4.375% 6/15/19 (b)	820,000	807,700
William Lyon Homes, Inc. 5.75% 4/15/19	1,660,000	1,680,750
		3,530,824
Nonconvertible Bonds - continued
	Principal Amount	Value
Insurance - 0.3%
ING U.S., Inc. 2.9% 2/15/18	$ 200,000	$ 206,025
Leisure - 0.2%
NCL Corp. Ltd. 5% 2/15/18	140,000	143,150
Metals/Mining - 4.3%
Anglo American Capital PLC 1.2253% 4/15/16 (b)(c)	200,000	199,887
First Quantum Minerals Ltd. 6.75% 2/15/20 (b)	960,000	892,800
FMG Resources (August 2006) Pty Ltd. 8.25% 11/1/19 (b)	250,000	218,125
Freeport-McMoRan, Inc. 2.375% 3/15/18	200,000	199,514
Lundin Mining Corp. 7.5% 11/1/20 (b)	145,000	152,265
Peabody Energy Corp. 6% 11/15/18	935,000	736,897
Rain CII Carbon LLC/CII Carbon Corp. 8% 12/1/18 (b)	290,000	269,700
		2,669,188
Paper - 0.4%
Mercer International, Inc. 7% 12/1/19	40,000	42,442
Sappi Papier Holding GmbH 8.375% 6/15/19 (b)	200,000	213,500
		255,942
Publishing/Printing - 0.9%
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (b)(c)	555,000	568,875
Services - 7.4%
Abengoa Greenfield SA 6.5% 10/1/19 (b)	345,000	323,438
ADT Corp. 4.125% 4/15/19	1,975,000	2,005,810
APX Group, Inc.:
6.375% 12/1/19	975,000	972,563
8.75% 12/1/20	30,000	27,675
Bankrate, Inc. 6.125% 8/15/18 (b)	10,000	9,838
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (b)	1,175,000	1,198,618
		4,537,942
Steel - 0.4%
JMC Steel Group, Inc. 8.25% 3/15/18 (b)	300,000	250,425
Super Retail - 1.8%
JC Penney Corp., Inc.:
5.75% 2/15/18	650,000	630,500
8.125% 10/1/19	495,000	495,000
		1,125,500
Technology - 0.1%
Viasystems, Inc. 7.875% 5/1/19 (b)	50,000	52,625
Telecommunications - 11.0%
Altice Financing SA 7.875% 12/15/19 (b)	300,000	318,765
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - continued
AT&T, Inc. 1.1709% 11/27/18 (c)	$ 200,000	$ 202,589
Digicel Group Ltd. 8.25% 9/30/20 (b)	500,000	515,700
FairPoint Communications, Inc. 8.75% 8/15/19 (b)	90,000	96,300
Intelsat Jackson Holdings SA 7.25% 10/15/20	465,000	479,473
Numericable Group SA 4.875% 5/15/19 (b)	2,045,000	2,062,881
Sprint Communications, Inc.:
7% 3/1/20 (b)	480,000	531,000
9% 11/15/18 (b)	505,000	574,594
T-Mobile U.S.A., Inc.:
6.464% 4/28/19	1,275,000	1,316,438
6.542% 4/28/20	365,000	385,057
Verizon Communications, Inc. 3.65% 9/14/18	250,000	264,852
Wind Acquisition Finance SA 4.75% 7/15/20 (b)	70,000	70,000
		6,817,649
Transportation Ex Air/Rail - 3.9%
Aguila 3 SA 7.875% 1/31/18 (b)	1,550,000	1,565,500
Navios Maritime Holdings, Inc. 8.125% 2/15/19	980,000	837,900
		2,403,400
Utilities - 7.2%
Atlantic Power Corp. 9% 11/15/18	535,000	556,400
DCP Midstream Operating LP 2.5% 12/1/17	100,000	95,879
DPL, Inc. 6.75% 10/1/19 (b)	550,000	588,500
Dynegy, Inc. 6.75% 11/1/19 (b)	1,885,000	1,969,825
RJS Power Holdings LLC 5.125% 7/15/19 (b)	1,265,000	1,242,863
		4,453,467
TOTAL NONCONVERTIBLE BONDS (Cost $52,086,523)		51,899,546
Bank Loan Obligations - 12.4%

Aerospace - 0.3%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (c)	194,036	193,794
Air Transportation - 0.5%
American Airlines, Inc. Tranche B, term loan 3.75% 10/10/21 (c)	285,000	286,781
Broadcasting - 0.6%
Clear Channel Communications, Inc. Tranche D, term loan 6.9343% 1/30/19 (c)	395,000	377,719
Bank Loan Obligations - continued
	Principal Amount	Value
Building Materials - 0.2%
GYP Holdings III Corp.:
Tranche 1LN, term loan 4.75% 4/1/21 (c)	$ 133,650	$ 129,975
Tranche 2LN, term loan 7.75% 4/1/22 (c)	25,000	24,000
		153,975
Cable/Satellite TV - 0.9%
Charter Communications Operating LLC Tranche F, term loan 3% 1/3/21 (c)	345,108	344,677
CSC Holdings LLC Tranche B, term loan 2.6843% 4/17/20 (c)	74,799	74,612
Numericable LLC:
Tranche B 1LN, term loan 4.5% 5/8/20 (c)	66,852	67,186
Tranche B 2LN, term loan 4.5% 5/8/20 (c)	57,836	58,125
		544,600
Capital Goods - 0.3%
Husky Injection Molding Systems Ltd. Tranche 2LN, term loan 7.25% 6/30/22 (c)	87,579	86,703
Rexnord LLC Tranche B, term loan 4% 8/21/20 (c)	99,495	99,868
		186,571
Containers - 0.8%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (c)	253,719	254,987
Signode Packaging Systems, Inc. Tranche B, term loan 3.75% 5/1/21 (c)	231,167	231,167
		486,154
Diversified Financial Services - 0.5%
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 11/15/22 (c)	100,000	98,750
Tranche B 1LN, term loan 4.75% 11/15/21 (c)	25,000	25,063
TransUnion LLC Tranche B, term loan 4% 4/9/21 (c)	168,300	169,352
		293,165
Energy - 0.4%
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.5% 5/16/21 (c)	155,000	148,025
Crestwood Holdings Partners LLC Tranche B, term loan 7% 6/19/19 (c)	100,000	97,250
		245,275
Bank Loan Obligations - continued
	Principal Amount	Value
Food & Drug Retail - 0.9%
Albertson's LLC Tranche B 3LN, term loan 5% 8/25/19 (c)	$ 445,000	$ 447,781
SUPERVALU, Inc. Tranche B, term loan 4.5% 3/21/19 (c)	98,972	99,343
		547,124
Gaming - 1.6%
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (c)	164,462	166,312
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (c)	98,254	93,955
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (c)	134,250	120,657
Las Vegas Sands LLC Tranche B, term loan 3.25% 12/19/20 (c)	360,685	360,685
Scientific Games Corp. Tranche B 2LN, term loan 6% 10/1/21 (c)	239,400	242,105
		983,714
Healthcare - 0.8%
Community Health Systems, Inc. Tranche F, term loan 3.4343% 12/31/18 (c)	243,500	245,022
Concordia Healthcare Corp. Tranche B, term loan 4.75% 4/21/22 (c)	5,000	5,044
Endo Luxembourg Finance I Comp Tranche B, term loan 3.25% 2/28/21 (c)	59,350	59,202
Kindred Healthcare, Inc. Tranche B, term loan 4.25% 4/9/21 (c)	9,975	9,975
Pharmedium Healthcare Corp.:
Tranche 2LN, term loan 7.75% 1/28/22 (c)	85,000	84,677
Tranche B 1LN, term loan 4.25% 1/28/21 (c)	113,467	113,609
		517,529
Leisure - 0.0%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (c)	14,888	14,869
Metals/Mining - 0.3%
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (c)	113,026	102,853
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (c)	98,995	89,343
		192,196
Bank Loan Obligations - continued
	Principal Amount	Value
Publishing/Printing - 0.8%
Springer Science+Business Media Deutschland GmbH:
Tranche B 3LN, term loan 4.75% 8/14/20 (c)	$ 253,722	$ 254,673
Tranche B 9LN, term loan 8/14/20 (d)	210,000	210,263
		464,936
Services - 1.2%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (c)	69,125	68,520
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (c)	144,213	97,524
Garda World Security Corp.:
term loan 4% 11/8/20 (c)	172,754	172,538
Tranche DD, term loan 4% 11/8/20 (c)	44,193	44,138
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (c)	277,750	268,028
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (c)	69,300	69,040
		719,788
Super Retail - 0.9%
Dollar Tree, Inc. Tranche B, term loan 4.25% 3/9/22 (c)	155,000	155,775
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (c)	9,925	9,888
6% 5/22/18 (c)	218,160	218,160
PetSmart, Inc. Tranche B, term loan 5% 3/11/22 (c)	160,000	162,000
		545,823
Technology - 0.5%
Dell International LLC Tranche B, term loan 4.5% 4/29/20 (c)	262,010	262,665
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (c)	14,525	14,508
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (c)	49,961	51,397
		328,570
Utilities - 0.9%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan 3% 5/3/20 (c)	264,007	262,687
Bank Loan Obligations - continued
	Principal Amount	Value
Utilities - continued
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (c)	$ 89,414	$ 90,201
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (c)	210,000	211,313
		564,201
TOTAL BANK LOAN OBLIGATIONS (Cost $7,702,328)		7,646,784
Money Market Funds - 2.8%
	Shares
Fidelity Cash Central Fund, 0.15% (a) (Cost $1,752,490)	1,752,490	1,752,490
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $61,541,341)		61,298,820
NET OTHER ASSETS (LIABILITIES) - 0.9%		534,479
NET ASSETS - 100%		$ 61,833,299
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,061,587 or 40.5% of net assets.

(c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d) The coupon rate will be determined upon settlement of the loan after period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,952
Other Information

The following is a summary of the inputs used, as of April 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 51,899,546	$ -	$ 51,899,546	$ -
Bank Loan Obligations	7,646,784	-	7,646,784	-
Money Market Funds	1,752,490	1,752,490	-	-
Total Investments in Securities:	$ 61,298,820	$ 1,752,490	$ 59,546,330	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	70.7%
Luxembourg	8.4%
Canada	5.6%
France	3.4%
Mexico	2.8%
Bermuda	2.2%
Australia	1.7%
Austria	1.5%
Marshall Islands	1.4%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	April 30, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $59,788,851)	$ 59,546,330
Fidelity Central Funds (cost $1,752,490)	1,752,490
Total Investments (cost $61,541,341)		$ 61,298,820
Cash		602,394
Receivable for investments sold		337,372
Receivable for fund shares sold		11,814
Interest receivable		907,665
Distributions receivable from Fidelity Central Funds		280
Prepaid expenses		79
Receivable from investment adviser for expense reductions		9,831
Total assets		63,168,255

Liabilities
Payable for investments purchased	$ 1,137,549
Payable for fund shares redeemed	73,113
Distributions payable	24,822
Accrued management fee	28,673
Distribution and service plan fees payable	4,456
Other affiliated payables	8,236
Other payables and accrued expenses	58,107
Total liabilities		1,334,956

Net Assets		$ 61,833,299
Net Assets consist of:
Paid in capital		$ 63,468,035
Undistributed net investment income		17,564
Accumulated undistributed net realized gain (loss) on investments		(1,409,779)
Net unrealized appreciation (depreciation) on investments		(242,521)
Net Assets		$ 61,833,299

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

April 30, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,397,576 ÷ 445,979 shares)	$ 9.86

Maximum offering price per share (100/96.00 of $9.86)	$ 10.27
Class T: Net Asset Value and redemption price per share ($2,930,217 ÷ 297,160 shares)	$ 9.86

Maximum offering price per share (100/96.00 of $9.86)	$ 10.27
Class C: Net Asset Value and offering price per share ($3,464,510 ÷ 351,346 shares)A	$ 9.86

Short Duration High Income: Net Asset Value, offering price and redemption price per share ($45,109,140 ÷ 4,574,579 shares)	$ 9.86

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,931,856 ÷ 601,572 shares)	$ 9.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended April 30, 2015

Investment Income
Interest		$ 3,219,643
Income from Fidelity Central Funds		2,952
Total income		3,222,595

Expenses
Management fee	$ 385,986
Transfer agent fees	81,142
Distribution and service plan fees	55,480
Accounting fees and expenses	28,557
Custodian fees and expenses	13,570
Independent trustees' compensation	283
Registration fees	118,740
Audit	66,425
Legal	164
Miscellaneous	349
Total expenses before reductions	750,696
Expense reductions	(144,501)	606,195
Net investment income (loss)		2,616,400
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(1,395,322)
Change in net unrealized appreciation (depreciation) on investment securities		(679,199)
Net gain (loss)		(2,074,521)
Net increase (decrease) in net assets resulting from operations		$ 541,879

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended April 30, 2015	For the period November 5, 2013 (commencement of operations) to April 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,616,400	$ 597,190
Net realized gain (loss)	(1,395,322)	(3,597)
Change in net unrealized appreciation (depreciation)	(679,199)	436,678
Net increase (decrease) in net assets resulting from operations	541,879	1,030,271
Distributions to shareholders from net investment income	(2,602,102)	(589,323)
Share transactions - net increase (decrease)	(4,220,658)	67,622,775
Redemption fees	44,348	6,109
Total increase (decrease) in net assets	(6,236,533)	68,069,832

Net Assets
Beginning of period	68,069,832	-
End of period (including undistributed net investment income of $17,564 and undistributed net investment income of $7,490, respectively)	$ 61,833,299	$ 68,069,832

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended April 30,	2015	2014H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.358	.132
Net realized and unrealized gain (loss)	(.246)	.091
Total from investment operations	.112	.223
Distributions from net investment income	(.358)	(.124)
Redemption fees added to paid in capital E	.006	.001
Net asset value, end of period	$ 9.86	$ 10.10
Total ReturnB, C, D	1.22%	2.25%
Ratios to Average Net Assets F, I
Expenses before reductions	1.29%	1.61%A
Expenses net of fee waivers, if any	1.05%	1.05%A
Expenses net of all reductions	1.05%	1.05%A
Net investment income (loss)	3.63%	2.72%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,398	$ 3,043
Portfolio turnover rateG	84%	20% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 5, 2013 (commencement of operations) to April 30, 2014.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended April 30,	2015	2014H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.360	.132
Net realized and unrealized gain (loss)	(.247)	.091
Total from investment operations	.113	.223
Distributions from net investment income	(.359)	(.124)
Redemption fees added to paid in capital E	.006	.001
Net asset value, end of period	$ 9.86	$ 10.10
Total ReturnB, C, D	1.23%	2.25%
Ratios to Average Net Assets F, I
Expenses before reductions	1.31%	1.61%A
Expenses net of fee waivers, if any	1.05%	1.05%A
Expenses net of all reductions	1.05%	1.05%A
Net investment income (loss)	3.63%	2.72%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,930	$ 2,946
Portfolio turnover rateG	84%	20% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 5, 2013 (commencement of operations) to April 30, 2014.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended April 30,	2015	2014H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.285	.096
Net realized and unrealized gain (loss)	(.247)	.090
Total from investment operations	.038	.186
Distributions from net investment income	(.284)	(.087)
Redemption fees added to paid in capital E	.006	.001
Net asset value, end of period	$ 9.86	$ 10.10
Total ReturnB, C, D	.47%	1.88%
Ratios to Average Net Assets F, I
Expenses before reductions	2.08%	2.37%A
Expenses net of fee waivers, if any	1.80%	1.80%A
Expenses net of all reductions	1.80%	1.80%A
Net investment income (loss)	2.88%	1.97%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,465	$ 3,114
Portfolio turnover rateG	84%	20% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 5, 2013 (commencement of operations) to April 30, 2014.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Short Duration High Income

Years ended April 30,	2015	2014G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.385	.142
Net realized and unrealized gain (loss)	(.248)	.093
Total from investment operations	.137	.235
Distributions from net investment income	(.383)	(.136)
Redemption fees added to paid in capital D	.006	.001
Net asset value, end of period	$ 9.86	$ 10.10
Total ReturnB, C	1.48%	2.37%
Ratios to Average Net Assets E, H
Expenses before reductions	1.00%	1.24%A
Expenses net of fee waivers, if any	.80%	.80%A
Expenses net of all reductions	.80%	.80%A
Net investment income (loss)	3.88%	2.96%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,109	$ 54,547
Portfolio turnover rateF	84%	20% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 5, 2013 (commencement of operations) to April 30, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended April 30,	2015	2014G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.383	.143
Net realized and unrealized gain (loss)	(.246)	.091
Total from investment operations	.137	.234
Distributions from net investment income	(.383)	(.135)
Redemption fees added to paid in capital D	.006	.001
Net asset value, end of period	$ 9.86	$ 10.10
Total ReturnB, C	1.48%	2.37%
Ratios to Average Net Assets E, H
Expenses before reductions	1.04%	1.34%A
Expenses net of fee waivers, if any	.80%	.80%A
Expenses net of all reductions	.80%	.80%A
Net investment income (loss)	3.88%	2.97%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,932	$ 4,419
Portfolio turnover rateF	84%	20% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 5, 2013 (commencement of operations) to April 30, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2015

1. Organization.

Fidelity Short Duration High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Short Duration High Income and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of April 30, 2015 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 735,404
Gross unrealized depreciation	(949,781)
Net unrealized appreciation (depreciation) on securities	$ (214,377)

Tax Cost	$ 61,513,197

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$ (214,377)

The Fund intends to elect to defer to its next fiscal year $1,396,000 of capital losses recognized during the period November 1, 2014 to April 30, 2015.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	April 30, 2015	April 30, 2014
Ordinary Income	$ 2,602,102	$ 589,323

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $55,170,719 and $58,978,497, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 10,398	$ 10,398
Class T	-%	.25%	7,823	7,823
Class C	.75%	.25%	37,259	37,259
			$ 55,480	$ 55,480

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,729
Class T	448
Class C*	161
$ 3,338

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 6,674.16
Class T	5,190.17
Class C	7,039.19
Short Duration High Income	52,509.10
Institutional Class	9,730.15
	$ 81,142

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $102 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through June 30, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.05%	$ 10,117
Class T	1.05%	8,034
Class C	1.80%	10,234
Short Duration High Income	.80%	100,903
Institutional Class	.80%	15,162
		$ 144,450

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $51.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended April 30,	2015	2014 A
From net investment income
Class A	$ 151,548	$ 32,624
Class T	112,975	33,201
Class C	107,591	24,151
Short Duration High Income	1,984,086	455,094
Institutional Class	245,902	44,253
Total	$ 2,602,102	$ 589,323

A For the period November 5, 2013 (commencement of operations) to April 30, 2015.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended April 30,	2015	2014 A	2015	2014 A
Class A
Shares sold	299,268	298,414	$ 2,985,839	$ 2,988,334
Reinvestment of distributions	14,874	3,242	146,830	32,613
Shares redeemed	(169,511)	(308)	(1,660,441)	(3,108)
Net increase (decrease)	144,631	301,348	$ 1,472,228	$ 3,017,839

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended April 30,	2015	2014 A	2015	2014 A
Class T
Shares sold	106,602	289,499	$ 1,059,729	$ 2,897,407
Reinvestment of distributions	11,282	3,300	111,555	33,200
Shares redeemed	(112,433)	(1,090)	(1,107,095)	(11,000)
Net increase (decrease)	5,451	291,709	$ 64,189	$ 2,919,607
Class C
Shares sold	183,881	305,988	$ 1,829,692	$ 3,063,328
Reinvestment of distributions	10,436	2,399	103,054	24,149
Shares redeemed	(151,335)	(23)	(1,485,824)	(237)
Net increase (decrease)	42,982	308,364	$ 446,922	$ 3,087,240
Short Duration High Income
Shares sold	3,237,652	5,525,954	$ 32,098,500	$ 55,472,301
Reinvestment of distributions	179,994	41,070	1,780,718	413,727
Shares redeemed	(4,244,145)	(165,946)	(41,783,699)	(1,674,509)
Net increase (decrease)	(826,499)	5,401,078	$ (7,904,481)	$ 54,211,519
Institutional Class
Shares sold	500,722	450,882	$ 4,973,578	$ 4,520,932
Reinvestment of distributions	21,974	4,389	216,979	44,172
Shares redeemed	(358,716)	(17,679)	(3,490,073)	(178,534)
Net increase (decrease)	163,980	437,592	$ 1,700,484	$ 4,386,570

A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Short Duration High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Short Duration High Income Fund (the Fund), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2015, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for the year then ended and the period from November 5, 2013 (commencement of operations) to April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Short Duration High Income Fund as of April 30, 2015, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the year then ended and the period from November 5, 2013 (commencement of operations) to April 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 19, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2013 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2013 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

A total of .02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $447,078 of distributions paid during the period January 1, 2015 to April 30, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

ASDHI-UANN-0615
1.969421.101
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments April 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited)

Fidelity®

Short Duration High Income

Fund

Annual Report

April 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2015	Past 1 year	Life of fundA
Fidelity® Short Duration High Income Fund	1.48%	2.60%

A From November 5, 2013.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Short Duration High Income Fund, a class of the fund, on November 5, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill LynchSM 1-5 Year BB-B US Cash Pay High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. high-yield bonds lagged the rest of the bond market for the 12 months ending April 30, 2015, cooling off following a strong multiyear run. The BofA Merrill LynchSM US High Yield Constrained Index rose 2.58%, held back by a weak energy sector and the specter of higher policy interest rates. In comparison, The Barclays® U.S. Aggregate Bond Index, which tracks the broad investment-grade bond market, returned 4.46%. High-yield investments, which offer potentially higher returns - as well as higher risk - than most bonds, began losing momentum in July. Investors fled the sector at a record pace amid slowing global economic growth, comments by U.S. Federal Reserve Chair Janet Yellen about potentially stretched valuations, and plunging oil prices due to lukewarm demand and a surge in U.S. production. Smaller energy companies that had tapped the high-yield market to finance shale oil-and-gas projects were especially hit hard. The index continued to trend lower throughout the rest of 2014, then rebounded early in 2015, as oil prices stabilized and investors increased their risk appetites. High-yield posted a slightly negative return again in March amid uncertainty about the timing of potential rate hikes, but made up for that and then some in April, as mixed U.S. economic data led to expectations that the Fed may hold off a bit longer on tightening rates.

Comments from Lead Portfolio Manager Matthew Conti and Co-Portfolio Manager Michael Plage: For the year, the fund's share classes lagged the 2.34% advance of The BofA Merrill LynchSM 1-5 Year BB-B US Cash Pay High Yield Constrained Index. (For specific class-level results, please see the performance section of this report.) The fund's underperformance of the benchmark is largely attributable to the first half of the period, when security selection in energy and metals & mining - two of the poorest-performing groups during that time - weighed on the fund's return. Adverse bond picks in energy were partially offset by a substantial underweighting in the sector. Elsewhere, selections in transportation excluding air/rail, as well as banks & thrifts also detracted from performance. The negative impact from banks & thrifts was primarily due to one holding: Ocwen Financial, a mortgage servicing firm. Oilfield services company Basic Energy Services and coal mine operator Peabody Energy also were among the primary individual detractors. On the plus side, a large overweighting in air transportation, along with security selection in diversified financial services, contributed the most versus the benchmark. Top individual contributors included an underweighting in energy exploration & production company Energy XXI and an out-of-benchmark position in department store operator JC Penney. We sold our positions in Ocwen Financial and Energy XXI during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2014 to April 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period* November 1, 2014 to April 30, 2015
Class A	1.05%
Actual		$ 1,000.00	$ 1,014.60	$ 5.24
HypotheticalA		$ 1,000.00	$ 1,019.59	$ 5.26
Class T	1.05%
Actual		$ 1,000.00	$ 1,014.60	$ 5.24
HypotheticalA		$ 1,000.00	$ 1,019.59	$ 5.26
Class C	1.80%
Actual		$ 1,000.00	$ 1,010.80	$ 8.97
HypotheticalA		$ 1,000.00	$ 1,015.87	$ 9.00
Short Duration High Income	.80%
Actual		$ 1,000.00	$ 1,015.80	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Institutional Class	.80%
Actual		$ 1,000.00	$ 1,015.80	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of April 30, 2015
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Numericable Group SA	3.4	3.0
ADT Corp.	3.3	2.6
Dynegy, Inc.	3.2	0.0
U.S. Airways Group, Inc.	2.9	2.4
Tenet Healthcare Corp.	2.8	2.6
	15.6
Top Five Market Sectors as of April 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	11.0	5.3
Services	8.6	7.1
Utilities	8.1	2.7
Air Transportation	7.8	6.1
Diversified Financial Services	7.7	9.8
Quality Diversification (% of fund's net assets)
As of April 30, 2015	As of October 31, 2014
AAA,AA,A 0.6%	AAA,AA,A 0.9%
BBB 6.8%	BBB 6.8%
BB 32.2%	BB 33.5%
B 43.7%	B 41.9%
CCC,CC,C 12.4%	CCC,CC,C 11.6%
Not Rated 0.6%	Not Rated 0.5%
Short-Term Investments and Net Other Assets 3.7%	Short-Term Investments and Net Other Assets 4.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Duration as of April 30, 2015
6 months ago
Years	2.3	2.5

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Asset Allocation (% of fund's net assets)
As of April 30, 2015*		As of October 31, 2014**
	Nonconvertible Bonds 83.9%		Nonconvertible Bonds 82.7%
	Bank Loan Obligations 12.4%		Bank Loan Obligations 12.5%
	Short-Term Investments and Net Other Assets (Liabilities) 3.7%		Short-Term Investments and Net Other Assets (Liabilities) 4.8%
* Foreign investments	29.3%	** Foreign investments	30.6%

Annual Report

Investments April 30, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 83.9%
	Principal Amount	Value
Air Transportation - 7.3%
Air Canada 6.625% 5/15/18 (b)	$ 785,000	$ 833,592
Allegiant Travel Co. 5.5% 7/15/19	380,000	393,775
American Airlines Group, Inc.:
4.625% 3/1/20 (b)	90,000	88,763
5.5% 10/1/19 (b)	340,000	351,050
U.S. Airways Group, Inc. 6.125% 6/1/18	1,705,000	1,793,447
United Continental Holdings, Inc. 6.375% 6/1/18	1,000,000	1,062,500
		4,523,127
Automotive - 0.3%
Ford Motor Credit Co. LLC 2.875% 10/1/18	200,000	206,045
Banks & Thrifts - 1.5%
Ally Financial, Inc. 4.125% 3/30/20	110,000	110,550
Bank of America Corp.:
2% 1/11/18	150,000	151,025
6% 9/1/17	250,000	273,759
JPMorgan Chase & Co. 2.35% 1/28/19	97,000	98,455
Regions Bank 7.5% 5/15/18	250,000	289,058
		922,847
Broadcasting - 1.9%
Clear Channel Communications, Inc.:
5.5% 12/15/16	450,000	434,250
6.875% 6/15/18	10,000	9,150
9% 12/15/19	685,000	670,821
10% 1/15/18	65,000	56,875
		1,171,096
Building Materials - 2.8%
Building Materials Holding Corp. 9% 9/15/18 (b)	95,000	102,600
CEMEX S.A.B. de CV 6.5% 12/10/19 (b)	1,420,000	1,522,950
HD Supply, Inc. 11.5% 7/15/20	90,000	105,300
		1,730,850
Cable/Satellite TV - 0.6%
Cablevision Systems Corp. 7.75% 4/15/18	150,000	168,375
Time Warner Cable, Inc. 5.85% 5/1/17	200,000	214,487
		382,862
Chemicals - 2.8%
LSB Industries, Inc. 7.75% 8/1/19	260,000	276,900
Nonconvertible Bonds - continued
	Principal Amount	Value
Chemicals - continued
Nufarm Australia Ltd. 6.375% 10/15/19 (b)	$ 500,000	$ 510,000
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.75% 2/1/19	910,000	961,197
		1,748,097
Containers - 2.3%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (b)(c)	960,336	994,098
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.2706% 12/15/19 (b)(c)	150,000	147,938
7% 11/15/20 (b)	211,765	216,529
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (b)	25,000	25,313
		1,383,878
Diversified Financial Services - 7.2%
Aircastle Ltd. 6.25% 12/1/19	665,000	733,994
Citigroup, Inc. 4.45% 1/10/17	200,000	210,293
Discover Financial Services 6.45% 6/12/17	200,000	219,793
Goldman Sachs Group, Inc. 1.3571% 11/15/18 (c)	200,000	202,211
Hyundai Capital America 2.55% 2/6/19 (b)	100,000	101,484
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.875% 3/15/19	745,000	759,081
ILFC E-Capital Trust I 4.09% 12/21/65 (b)(c)	55,000	52,731
ILFC E-Capital Trust II 6.25% 12/21/65 (b)(c)	45,000	43,594
Morgan Stanley 2.125% 4/25/18	150,000	151,155
Navient Corp. 5.875% 3/25/21	110,000	109,450
NiSource Finance Corp. 5.25% 9/15/17	200,000	217,811
SLM Corp.:
4.875% 6/17/19	825,000	822,938
5.5% 1/15/19	710,000	721,715
8.45% 6/15/18	65,000	72,521
		4,418,771
Diversified Media - 0.1%
MDC Partners, Inc. 6.75% 4/1/20 (b)	55,000	55,825
Energy - 6.6%
California Resources Corp. 5% 1/15/20	610,000	576,450
Citgo Holding, Inc. 10.75% 2/15/20 (b)	245,000	258,843
Consolidated Energy Finance SA 6.75% 10/15/19 (b)	665,000	678,300
Everest Acquisition LLC/Everest Acquisition Finance, Inc.:
6.875% 5/1/19	295,000	304,145
9.375% 5/1/20	215,000	230,050
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Exterran Holdings, Inc. 7.25% 12/1/18	$ 55,000	$ 56,238
Forbes Energy Services Ltd. 9% 6/15/19	345,000	250,125
Halcon Resources Corp. 8.625% 2/1/20 (b)	95,000	98,859
Holly Energy Partners LP/Holly Finance Corp. 6.5% 3/1/20	22,000	21,780
LINN Energy LLC/LINN Energy Finance Corp.:
6.25% 11/1/19	185,000	156,325
6.5% 5/15/19	75,000	65,438
Pacific Drilling V Ltd. 7.25% 12/1/17 (b)	50,000	46,250
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20	200,000	212,000
Petroleos Mexicanos 3.5% 7/18/18	250,000	257,813
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.5% 10/15/19 (b)	35,000	37,013
Western Gas Partners LP 2.6% 8/15/18	200,000	203,551
Whiting Petroleum Corp. 5% 3/15/19	650,000	648,375
		4,101,555
Food/Beverage/Tobacco - 1.3%
JBS Investments GmbH 7.75% 10/28/20 (b)	700,000	758,800
Vector Group Ltd. 7.75% 2/15/21	35,000	37,450
		796,250
Healthcare - 5.6%
Kindred Escrow Corp. II 8% 1/15/20 (b)	375,000	404,550
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875% 4/15/20 (b)	25,000	25,406
Polymer Group, Inc. 6.875% 6/1/19 (b)	725,000	688,750
Tenet Healthcare Corp. 5% 3/1/19 (b)	1,720,000	1,709,250
VRX Escrow Corp. 5.375% 3/15/20 (b)	600,000	615,375
		3,443,331
Homebuilders/Real Estate - 5.7%
Brandywine Operating Partnership LP 4.95% 4/15/18	150,000	161,100
DDR Corp. 4.75% 4/15/18	150,000	161,166
Essex Portfolio LP 5.5% 3/15/17	250,000	268,369
Lennar Corp. 4.5% 11/15/19	130,000	133,900
Liberty Property LP 6.625% 10/1/17	150,000	166,542
Mack-Cali Realty LP 2.5% 12/15/17	150,000	151,297
Weyerhaeuser Real Estate Co. 4.375% 6/15/19 (b)	820,000	807,700
William Lyon Homes, Inc. 5.75% 4/15/19	1,660,000	1,680,750
		3,530,824
Nonconvertible Bonds - continued
	Principal Amount	Value
Insurance - 0.3%
ING U.S., Inc. 2.9% 2/15/18	$ 200,000	$ 206,025
Leisure - 0.2%
NCL Corp. Ltd. 5% 2/15/18	140,000	143,150
Metals/Mining - 4.3%
Anglo American Capital PLC 1.2253% 4/15/16 (b)(c)	200,000	199,887
First Quantum Minerals Ltd. 6.75% 2/15/20 (b)	960,000	892,800
FMG Resources (August 2006) Pty Ltd. 8.25% 11/1/19 (b)	250,000	218,125
Freeport-McMoRan, Inc. 2.375% 3/15/18	200,000	199,514
Lundin Mining Corp. 7.5% 11/1/20 (b)	145,000	152,265
Peabody Energy Corp. 6% 11/15/18	935,000	736,897
Rain CII Carbon LLC/CII Carbon Corp. 8% 12/1/18 (b)	290,000	269,700
		2,669,188
Paper - 0.4%
Mercer International, Inc. 7% 12/1/19	40,000	42,442
Sappi Papier Holding GmbH 8.375% 6/15/19 (b)	200,000	213,500
		255,942
Publishing/Printing - 0.9%
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (b)(c)	555,000	568,875
Services - 7.4%
Abengoa Greenfield SA 6.5% 10/1/19 (b)	345,000	323,438
ADT Corp. 4.125% 4/15/19	1,975,000	2,005,810
APX Group, Inc.:
6.375% 12/1/19	975,000	972,563
8.75% 12/1/20	30,000	27,675
Bankrate, Inc. 6.125% 8/15/18 (b)	10,000	9,838
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (b)	1,175,000	1,198,618
		4,537,942
Steel - 0.4%
JMC Steel Group, Inc. 8.25% 3/15/18 (b)	300,000	250,425
Super Retail - 1.8%
JC Penney Corp., Inc.:
5.75% 2/15/18	650,000	630,500
8.125% 10/1/19	495,000	495,000
		1,125,500
Technology - 0.1%
Viasystems, Inc. 7.875% 5/1/19 (b)	50,000	52,625
Telecommunications - 11.0%
Altice Financing SA 7.875% 12/15/19 (b)	300,000	318,765
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - continued
AT&T, Inc. 1.1709% 11/27/18 (c)	$ 200,000	$ 202,589
Digicel Group Ltd. 8.25% 9/30/20 (b)	500,000	515,700
FairPoint Communications, Inc. 8.75% 8/15/19 (b)	90,000	96,300
Intelsat Jackson Holdings SA 7.25% 10/15/20	465,000	479,473
Numericable Group SA 4.875% 5/15/19 (b)	2,045,000	2,062,881
Sprint Communications, Inc.:
7% 3/1/20 (b)	480,000	531,000
9% 11/15/18 (b)	505,000	574,594
T-Mobile U.S.A., Inc.:
6.464% 4/28/19	1,275,000	1,316,438
6.542% 4/28/20	365,000	385,057
Verizon Communications, Inc. 3.65% 9/14/18	250,000	264,852
Wind Acquisition Finance SA 4.75% 7/15/20 (b)	70,000	70,000
		6,817,649
Transportation Ex Air/Rail - 3.9%
Aguila 3 SA 7.875% 1/31/18 (b)	1,550,000	1,565,500
Navios Maritime Holdings, Inc. 8.125% 2/15/19	980,000	837,900
		2,403,400
Utilities - 7.2%
Atlantic Power Corp. 9% 11/15/18	535,000	556,400
DCP Midstream Operating LP 2.5% 12/1/17	100,000	95,879
DPL, Inc. 6.75% 10/1/19 (b)	550,000	588,500
Dynegy, Inc. 6.75% 11/1/19 (b)	1,885,000	1,969,825
RJS Power Holdings LLC 5.125% 7/15/19 (b)	1,265,000	1,242,863
		4,453,467
TOTAL NONCONVERTIBLE BONDS (Cost $52,086,523)		51,899,546
Bank Loan Obligations - 12.4%

Aerospace - 0.3%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (c)	194,036	193,794
Air Transportation - 0.5%
American Airlines, Inc. Tranche B, term loan 3.75% 10/10/21 (c)	285,000	286,781
Broadcasting - 0.6%
Clear Channel Communications, Inc. Tranche D, term loan 6.9343% 1/30/19 (c)	395,000	377,719
Bank Loan Obligations - continued
	Principal Amount	Value
Building Materials - 0.2%
GYP Holdings III Corp.:
Tranche 1LN, term loan 4.75% 4/1/21 (c)	$ 133,650	$ 129,975
Tranche 2LN, term loan 7.75% 4/1/22 (c)	25,000	24,000
		153,975
Cable/Satellite TV - 0.9%
Charter Communications Operating LLC Tranche F, term loan 3% 1/3/21 (c)	345,108	344,677
CSC Holdings LLC Tranche B, term loan 2.6843% 4/17/20 (c)	74,799	74,612
Numericable LLC:
Tranche B 1LN, term loan 4.5% 5/8/20 (c)	66,852	67,186
Tranche B 2LN, term loan 4.5% 5/8/20 (c)	57,836	58,125
		544,600
Capital Goods - 0.3%
Husky Injection Molding Systems Ltd. Tranche 2LN, term loan 7.25% 6/30/22 (c)	87,579	86,703
Rexnord LLC Tranche B, term loan 4% 8/21/20 (c)	99,495	99,868
		186,571
Containers - 0.8%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (c)	253,719	254,987
Signode Packaging Systems, Inc. Tranche B, term loan 3.75% 5/1/21 (c)	231,167	231,167
		486,154
Diversified Financial Services - 0.5%
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 11/15/22 (c)	100,000	98,750
Tranche B 1LN, term loan 4.75% 11/15/21 (c)	25,000	25,063
TransUnion LLC Tranche B, term loan 4% 4/9/21 (c)	168,300	169,352
		293,165
Energy - 0.4%
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.5% 5/16/21 (c)	155,000	148,025
Crestwood Holdings Partners LLC Tranche B, term loan 7% 6/19/19 (c)	100,000	97,250
		245,275
Bank Loan Obligations - continued
	Principal Amount	Value
Food & Drug Retail - 0.9%
Albertson's LLC Tranche B 3LN, term loan 5% 8/25/19 (c)	$ 445,000	$ 447,781
SUPERVALU, Inc. Tranche B, term loan 4.5% 3/21/19 (c)	98,972	99,343
		547,124
Gaming - 1.6%
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (c)	164,462	166,312
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (c)	98,254	93,955
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (c)	134,250	120,657
Las Vegas Sands LLC Tranche B, term loan 3.25% 12/19/20 (c)	360,685	360,685
Scientific Games Corp. Tranche B 2LN, term loan 6% 10/1/21 (c)	239,400	242,105
		983,714
Healthcare - 0.8%
Community Health Systems, Inc. Tranche F, term loan 3.4343% 12/31/18 (c)	243,500	245,022
Concordia Healthcare Corp. Tranche B, term loan 4.75% 4/21/22 (c)	5,000	5,044
Endo Luxembourg Finance I Comp Tranche B, term loan 3.25% 2/28/21 (c)	59,350	59,202
Kindred Healthcare, Inc. Tranche B, term loan 4.25% 4/9/21 (c)	9,975	9,975
Pharmedium Healthcare Corp.:
Tranche 2LN, term loan 7.75% 1/28/22 (c)	85,000	84,677
Tranche B 1LN, term loan 4.25% 1/28/21 (c)	113,467	113,609
		517,529
Leisure - 0.0%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (c)	14,888	14,869
Metals/Mining - 0.3%
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (c)	113,026	102,853
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (c)	98,995	89,343
		192,196
Bank Loan Obligations - continued
	Principal Amount	Value
Publishing/Printing - 0.8%
Springer Science+Business Media Deutschland GmbH:
Tranche B 3LN, term loan 4.75% 8/14/20 (c)	$ 253,722	$ 254,673
Tranche B 9LN, term loan 8/14/20 (d)	210,000	210,263
		464,936
Services - 1.2%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (c)	69,125	68,520
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (c)	144,213	97,524
Garda World Security Corp.:
term loan 4% 11/8/20 (c)	172,754	172,538
Tranche DD, term loan 4% 11/8/20 (c)	44,193	44,138
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (c)	277,750	268,028
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (c)	69,300	69,040
		719,788
Super Retail - 0.9%
Dollar Tree, Inc. Tranche B, term loan 4.25% 3/9/22 (c)	155,000	155,775
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (c)	9,925	9,888
6% 5/22/18 (c)	218,160	218,160
PetSmart, Inc. Tranche B, term loan 5% 3/11/22 (c)	160,000	162,000
		545,823
Technology - 0.5%
Dell International LLC Tranche B, term loan 4.5% 4/29/20 (c)	262,010	262,665
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (c)	14,525	14,508
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (c)	49,961	51,397
		328,570
Utilities - 0.9%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan 3% 5/3/20 (c)	264,007	262,687
Bank Loan Obligations - continued
	Principal Amount	Value
Utilities - continued
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (c)	$ 89,414	$ 90,201
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (c)	210,000	211,313
		564,201
TOTAL BANK LOAN OBLIGATIONS (Cost $7,702,328)		7,646,784
Money Market Funds - 2.8%
	Shares
Fidelity Cash Central Fund, 0.15% (a) (Cost $1,752,490)	1,752,490	1,752,490
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $61,541,341)		61,298,820
NET OTHER ASSETS (LIABILITIES) - 0.9%		534,479
NET ASSETS - 100%		$ 61,833,299
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,061,587 or 40.5% of net assets.

(c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d) The coupon rate will be determined upon settlement of the loan after period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,952
Other Information

The following is a summary of the inputs used, as of April 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 51,899,546	$ -	$ 51,899,546	$ -
Bank Loan Obligations	7,646,784	-	7,646,784	-
Money Market Funds	1,752,490	1,752,490	-	-
Total Investments in Securities:	$ 61,298,820	$ 1,752,490	$ 59,546,330	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	70.7%
Luxembourg	8.4%
Canada	5.6%
France	3.4%
Mexico	2.8%
Bermuda	2.2%
Australia	1.7%
Austria	1.5%
Marshall Islands	1.4%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	April 30, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $59,788,851)	$ 59,546,330
Fidelity Central Funds (cost $1,752,490)	1,752,490
Total Investments (cost $61,541,341)		$ 61,298,820
Cash		602,394
Receivable for investments sold		337,372
Receivable for fund shares sold		11,814
Interest receivable		907,665
Distributions receivable from Fidelity Central Funds		280
Prepaid expenses		79
Receivable from investment adviser for expense reductions		9,831
Total assets		63,168,255

Liabilities
Payable for investments purchased	$ 1,137,549
Payable for fund shares redeemed	73,113
Distributions payable	24,822
Accrued management fee	28,673
Distribution and service plan fees payable	4,456
Other affiliated payables	8,236
Other payables and accrued expenses	58,107
Total liabilities		1,334,956

Net Assets		$ 61,833,299
Net Assets consist of:
Paid in capital		$ 63,468,035
Undistributed net investment income		17,564
Accumulated undistributed net realized gain (loss) on investments		(1,409,779)
Net unrealized appreciation (depreciation) on investments		(242,521)
Net Assets		$ 61,833,299

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

April 30, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,397,576 ÷ 445,979 shares)	$ 9.86

Maximum offering price per share (100/96.00 of $9.86)	$ 10.27
Class T: Net Asset Value and redemption price per share ($2,930,217 ÷ 297,160 shares)	$ 9.86

Maximum offering price per share (100/96.00 of $9.86)	$ 10.27
Class C: Net Asset Value and offering price per share ($3,464,510 ÷ 351,346 shares)A	$ 9.86

Short Duration High Income: Net Asset Value, offering price and redemption price per share ($45,109,140 ÷ 4,574,579 shares)	$ 9.86

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,931,856 ÷ 601,572 shares)	$ 9.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended April 30, 2015

Investment Income
Interest		$ 3,219,643
Income from Fidelity Central Funds		2,952
Total income		3,222,595

Expenses
Management fee	$ 385,986
Transfer agent fees	81,142
Distribution and service plan fees	55,480
Accounting fees and expenses	28,557
Custodian fees and expenses	13,570
Independent trustees' compensation	283
Registration fees	118,740
Audit	66,425
Legal	164
Miscellaneous	349
Total expenses before reductions	750,696
Expense reductions	(144,501)	606,195
Net investment income (loss)		2,616,400
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(1,395,322)
Change in net unrealized appreciation (depreciation) on investment securities		(679,199)
Net gain (loss)		(2,074,521)
Net increase (decrease) in net assets resulting from operations		$ 541,879

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended April 30, 2015	For the period November 5, 2013 (commencement of operations) to April 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,616,400	$ 597,190
Net realized gain (loss)	(1,395,322)	(3,597)
Change in net unrealized appreciation (depreciation)	(679,199)	436,678
Net increase (decrease) in net assets resulting from operations	541,879	1,030,271
Distributions to shareholders from net investment income	(2,602,102)	(589,323)
Share transactions - net increase (decrease)	(4,220,658)	67,622,775
Redemption fees	44,348	6,109
Total increase (decrease) in net assets	(6,236,533)	68,069,832

Net Assets
Beginning of period	68,069,832	-
End of period (including undistributed net investment income of $17,564 and undistributed net investment income of $7,490, respectively)	$ 61,833,299	$ 68,069,832

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended April 30,	2015	2014H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.358	.132
Net realized and unrealized gain (loss)	(.246)	.091
Total from investment operations	.112	.223
Distributions from net investment income	(.358)	(.124)
Redemption fees added to paid in capital E	.006	.001
Net asset value, end of period	$ 9.86	$ 10.10
Total ReturnB, C, D	1.22%	2.25%
Ratios to Average Net Assets F, I
Expenses before reductions	1.29%	1.61%A
Expenses net of fee waivers, if any	1.05%	1.05%A
Expenses net of all reductions	1.05%	1.05%A
Net investment income (loss)	3.63%	2.72%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,398	$ 3,043
Portfolio turnover rateG	84%	20% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 5, 2013 (commencement of operations) to April 30, 2014.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended April 30,	2015	2014H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.360	.132
Net realized and unrealized gain (loss)	(.247)	.091
Total from investment operations	.113	.223
Distributions from net investment income	(.359)	(.124)
Redemption fees added to paid in capital E	.006	.001
Net asset value, end of period	$ 9.86	$ 10.10
Total ReturnB, C, D	1.23%	2.25%
Ratios to Average Net Assets F, I
Expenses before reductions	1.31%	1.61%A
Expenses net of fee waivers, if any	1.05%	1.05%A
Expenses net of all reductions	1.05%	1.05%A
Net investment income (loss)	3.63%	2.72%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,930	$ 2,946
Portfolio turnover rateG	84%	20% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 5, 2013 (commencement of operations) to April 30, 2014.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended April 30,	2015	2014H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.285	.096
Net realized and unrealized gain (loss)	(.247)	.090
Total from investment operations	.038	.186
Distributions from net investment income	(.284)	(.087)
Redemption fees added to paid in capital E	.006	.001
Net asset value, end of period	$ 9.86	$ 10.10
Total ReturnB, C, D	.47%	1.88%
Ratios to Average Net Assets F, I
Expenses before reductions	2.08%	2.37%A
Expenses net of fee waivers, if any	1.80%	1.80%A
Expenses net of all reductions	1.80%	1.80%A
Net investment income (loss)	2.88%	1.97%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,465	$ 3,114
Portfolio turnover rateG	84%	20% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 5, 2013 (commencement of operations) to April 30, 2014.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Short Duration High Income

Years ended April 30,	2015	2014G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.385	.142
Net realized and unrealized gain (loss)	(.248)	.093
Total from investment operations	.137	.235
Distributions from net investment income	(.383)	(.136)
Redemption fees added to paid in capital D	.006	.001
Net asset value, end of period	$ 9.86	$ 10.10
Total ReturnB, C	1.48%	2.37%
Ratios to Average Net Assets E, H
Expenses before reductions	1.00%	1.24%A
Expenses net of fee waivers, if any	.80%	.80%A
Expenses net of all reductions	.80%	.80%A
Net investment income (loss)	3.88%	2.96%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,109	$ 54,547
Portfolio turnover rateF	84%	20% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 5, 2013 (commencement of operations) to April 30, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended April 30,	2015	2014G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.383	.143
Net realized and unrealized gain (loss)	(.246)	.091
Total from investment operations	.137	.234
Distributions from net investment income	(.383)	(.135)
Redemption fees added to paid in capital D	.006	.001
Net asset value, end of period	$ 9.86	$ 10.10
Total ReturnB, C	1.48%	2.37%
Ratios to Average Net Assets E, H
Expenses before reductions	1.04%	1.34%A
Expenses net of fee waivers, if any	.80%	.80%A
Expenses net of all reductions	.80%	.80%A
Net investment income (loss)	3.88%	2.97%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,932	$ 4,419
Portfolio turnover rateF	84%	20% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 5, 2013 (commencement of operations) to April 30, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2015

1. Organization.

Fidelity Short Duration High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Short Duration High Income and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of April 30, 2015 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 735,404
Gross unrealized depreciation	(949,781)
Net unrealized appreciation (depreciation) on securities	$ (214,377)

Tax Cost	$ 61,513,197

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$ (214,377)

The Fund intends to elect to defer to its next fiscal year $1,396,000 of capital losses recognized during the period November 1, 2014 to April 30, 2015.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	April 30, 2015	April 30, 2014
Ordinary Income	$ 2,602,102	$ 589,323

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $55,170,719 and $58,978,497, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 10,398	$ 10,398
Class T	-%	.25%	7,823	7,823
Class C	.75%	.25%	37,259	37,259
			$ 55,480	$ 55,480

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,729
Class T	448
Class C*	161
$ 3,338

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 6,674.16
Class T	5,190.17
Class C	7,039.19
Short Duration High Income	52,509.10
Institutional Class	9,730.15
	$ 81,142

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $102 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through June 30, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.05%	$ 10,117
Class T	1.05%	8,034
Class C	1.80%	10,234
Short Duration High Income	.80%	100,903
Institutional Class	.80%	15,162
		$ 144,450

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $51.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended April 30,	2015	2014 A
From net investment income
Class A	$ 151,548	$ 32,624
Class T	112,975	33,201
Class C	107,591	24,151
Short Duration High Income	1,984,086	455,094
Institutional Class	245,902	44,253
Total	$ 2,602,102	$ 589,323

A For the period November 5, 2013 (commencement of operations) to April 30, 2015.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended April 30,	2015	2014 A	2015	2014 A
Class A
Shares sold	299,268	298,414	$ 2,985,839	$ 2,988,334
Reinvestment of distributions	14,874	3,242	146,830	32,613
Shares redeemed	(169,511)	(308)	(1,660,441)	(3,108)
Net increase (decrease)	144,631	301,348	$ 1,472,228	$ 3,017,839

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended April 30,	2015	2014 A	2015	2014 A
Class T
Shares sold	106,602	289,499	$ 1,059,729	$ 2,897,407
Reinvestment of distributions	11,282	3,300	111,555	33,200
Shares redeemed	(112,433)	(1,090)	(1,107,095)	(11,000)
Net increase (decrease)	5,451	291,709	$ 64,189	$ 2,919,607
Class C
Shares sold	183,881	305,988	$ 1,829,692	$ 3,063,328
Reinvestment of distributions	10,436	2,399	103,054	24,149
Shares redeemed	(151,335)	(23)	(1,485,824)	(237)
Net increase (decrease)	42,982	308,364	$ 446,922	$ 3,087,240
Short Duration High Income
Shares sold	3,237,652	5,525,954	$ 32,098,500	$ 55,472,301
Reinvestment of distributions	179,994	41,070	1,780,718	413,727
Shares redeemed	(4,244,145)	(165,946)	(41,783,699)	(1,674,509)
Net increase (decrease)	(826,499)	5,401,078	$ (7,904,481)	$ 54,211,519
Institutional Class
Shares sold	500,722	450,882	$ 4,973,578	$ 4,520,932
Reinvestment of distributions	21,974	4,389	216,979	44,172
Shares redeemed	(358,716)	(17,679)	(3,490,073)	(178,534)
Net increase (decrease)	163,980	437,592	$ 1,700,484	$ 4,386,570

A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Short Duration High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Short Duration High Income Fund (the Fund), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2015, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for the year then ended and the period from November 5, 2013 (commencement of operations) to April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Short Duration High Income Fund as of April 30, 2015, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the year then ended and the period from November 5, 2013 (commencement of operations) to April 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 19, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2013 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2013 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

A total of .02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $447,078 of distributions paid during the period January 1, 2015 to April 30, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SDH-UANN-0615
1.969433.101

Item 2. Code of Ethics

As of the end of the period, April 30, 2015, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Series High Income Fund and Fidelity Short Duration High Income Fund (the "Funds"):

Services Billed by Deloitte Entities

April 30, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$56,000	$-	$6,100	$2,400
Fidelity Short Duration High Income Fund	$56,000	$-	$5,000	$600

April 30, 2014 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$53,000	$-	$5,800	$2,700
Fidelity Short Duration High Income Fund	$43,000	$-	$5,800	$200

A Amounts may reflect rounding.

B Fidelity Short Duration High Income Fund commenced operations on November 5, 2013.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Capital & Income Fund, Fidelity Focused High Income Fund, Fidelity Global High Income Fund and Fidelity High Income Fund (the "Funds"):

Services Billed by PwC

April 30, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$188,000	$-	$3,400	$5,200
Fidelity Focused High Income Fund	$73,000	$-	$3,400	$1,800
Fidelity Global High Income Fund	$69,000	$-	$3,600	$1,700
Fidelity High Income Fund	$158,000	$-	$3,400	$3,600

April 30, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$188,000	$-	$3,300	$5,000
Fidelity Focused High Income Fund	$74,000	$-	$3,300	$1,800
Fidelity Global High Income Fund	$68,000	$-	$3,300	$1,600
Fidelity High Income Fund	$157,000	$-	$3,300	$3,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	April 30, 2015A	April 30, 2014A,B
Audit-Related Fees	$-	$765,000
Tax Fees	$-	$-
All Other Fees	$220,000	$695,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Short Duration High Income Fund's commencement of operations.

Services Billed by PwC

	April 30, 2015A	April 30, 2014A
Audit-Related Fees	$5,900,000	$4,970,000
Tax Fees	$-	$-
All Other Fees	$-	$50,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	April 30, 2015 A	April 30, 2014 A,B
Deloitte Entities	$1,310,000	$1,590,000
PwC	$8,090,000	$5,560,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Short Duration High Income Fund's commencements of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	June 26, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	June 26, 2015